UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
(formerly Direxion Daily MSCI Brazil Bull 3X Shares)
Direxion Daily Russia Bull 2X Shares
(formerly Direxion Daily Russia Bull 3X Shares)
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
(formerly Direxion Daily Energy Bull 3X Shares)	(formerly Direxion Daily Energy Bear 3X Shares)
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
(formerly Direxion Daily Gold Miners Index Bull 3X Shares)	(formerly Direxion Daily Gold Miners Index Bear 3X Shares)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
(formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares)	(formerly Direxion Daily Junior Gold Miners Index Bull 3X Shares)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
(formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares)	(formerly Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares)

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	12
Allocation of Portfolio Holdings	14
Schedules of Investments	15
Statements of Assets and Liabilities	33
Statements of Operations	38
Statements of Changes in Net Assets	43
Financial Highlights	52
Notes to the Financial Statements	56
Supplemental Information	81
Trustees and Officers	82
Board Review of Liquidity Risk Management Program	85

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to April 30, 2020 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began amidst the enduring backdrop of U.S. and China trade negotiations. News of a phase one trade deal was enough to boost the S&P 500 Index to record levels in the U.S., while emerging markets benefitted from a weaker U.S. Dollar and global central bank easing. As U.S. equity markets began to emerge from a relatively sideways trend that had persisted since mid-summer 2019, Asian and emerging equity markets both benefitted from the reduced geo-political tensions. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end. The advent of 2020 saw Coronavirus added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing, and with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp what began as a localized epidemic in China, could turn into a global pandemic that may produce economic shock around the world. U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant as equity indexes posted their largest weekly losses since the financial crisis. In an effort to bolster the market, the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses and markets that were selling off sharply. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as social distancing and working from home became the norm, equities began to rebound on hopes of the economy reopening, with signs that lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S.

Fixed income markets began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 bps in preparation for the supply chain shocks overseas. The succeeding 100 bps cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, bull steepening of the yield curve resulted, and investors continued piling into treasuries as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out at end of the Semi-Annual Period.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of -100% or 200% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

DIREXION SEMI-ANNUAL REPORT
4

The ETFs with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100% of the return of a benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target benchmark index.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of a benchmark, meaning the Bull Funds attempt to move in the same direction as the target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Performance of Bear ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect

DIREXION SEMI-ANNUAL REPORT
5

on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Semi-Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of an underlying benchmark index, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of their respective underlying benchmark index.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned -2.62% The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -2.56%, while the model indicated an expected return of -3.24%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned -3.16%. The Direxion Daily S&P 500® Bear 1X Shares -4.92%, while the model indicated an expected return of -6.03%.

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 19.77%. The Direxion Daily 20+ Year Treasury Bear 1X Shares returned -18.46%, while the model indicated an expected return of -18.84%.

Factors Affecting Performance of Bull ETFs:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

DIREXION SEMI-ANNUAL REPORT
6

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of the Bull ETFs is to provide two times the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide two times the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bull ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned -2.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned -12.27%, while the model indicated an expected return -10.95%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Semi-Annual Period, the CSI Overseas China Internet Index returned 7.70%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 6.77%, while the model indicated an expected return of 8.05%.

DIREXION SEMI-ANNUAL REPORT
7

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned -3.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned -16.21%, while the model indicated an expected return of -14.98%.

The Direxion Daily Small Cap Bull 2X Shares seeks to provide 200% of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned -15.47%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned -38.43%, while the model indicated an expected return of -38.01%

The Direxion Daily MSCI Brazil Bull 3X Shares sought to provide 300% of the daily return of the MSCI Brazil 25/50 Index from November 1, 2019 through March 31, 2020. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the stated period, the MSCI Brazil 25/50 Index returned -46.40%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 3X Shares returned -95.15%, while the model indicated an expected return of -94.96%.

Beginning April 1 2020, the Direxion Daily MSCI Brazil Bull 2X Shares sought to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the stated period, the MSCI Brazil 25/50 Index returned 4.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 2X Shares returned 5.20%, while the model indicated an expected return of 5.55%.

The Direxion Daily Russia Bull 3X Shares sought to provide 300% of the daily return of the MVIS Russia Index from November 1, 2019 through March 31, 2020. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the stated period, the MVIS Russia Index returned -26.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned -80.39%, while the model indicated an expected return of -79.15%.

Beginning April 1 2020, the Direxion Daily Russia Bull 2X Shares seeks to provide 200% of the daily return of the MVIS Russia Index. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the stated period, the MVIS Russia Index returned 14.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 2X Shares returned 25.96%, while the model indicated an expected return of 27.57%.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the Energy Select Sector Index from November 1, 2019 through March 31, 2020. The

DIREXION SEMI-ANNUAL REPORT
8

Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the stated period, the Energy Select Sector Index returned -46.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -93.23%, while the model indicated an expected return of -92.94%. The Direxion Daily Energy Bear 3X Shares returned 132.12%, while the model indicated an expected return of 125.27%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Beginning April 1 2020, the Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the stated period, the Energy Select Sector Index returned 30.85%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned 63.82%, while the model indicated an expected return of 64.42%. The Direxion Daily Energy Bear 2X Shares returned -49.27%, while the model indicated an expected return of -49.27%.

The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the NYSE Arca Gold Miners Index from November 1, 2019 through March 31, 2020. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the stated period, the NYSE Arca Gold Miners Index returned -17.59%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned -79.06%, while the model indicated an expected return of -77.12%. The Direxion Daily Gold Miners Index Bear 3X Shares returned -56.64%, while the model indicated an expected return of -57.07%.

Beginning April 1 2020, the Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the stated period, the NYSE Arca Gold Miners Index returned 40.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned 89.70%, while the model indicated an expected return of 90.39%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -54.16%, while the model indicated an expected return of -53.94%.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index from November 1, 2019 through March 31, 2020. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the stated period, the MVIS Global Junior Gold Miners Index returned -28.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned -94.41%, while the model indicated an expected return of

DIREXION SEMI-ANNUAL REPORT
9

-93.35%. The Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -79.12%, while the model indicated an expected return of -78.22%.

Beginning April 1 2020, the Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the stated period, the MVIS Global Junior Gold Miners Index returned 43.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned 97.05%, while the model indicated an expected return of 97.91%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -58.17%, while the model indicated an expected return of -58.03%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index from November 1, 2019 through March 31, 2020. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -60.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -98.54%, while the model indicated an expected return of -98.47%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned 206.78%, while the model indicated an expected return of 196.05%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Beginning April 1 2020, the Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the stated period, the S&P Oil & Gas Exploration & Production Select Industry Index returned 65.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned 161.32%, while the model indicated an expected return of 161.86%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -69.19%, while the model indicated an expected return of -69.23%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

DIREXION SEMI-ANNUAL REPORT
10

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
11

Expense Example (Unaudited)

April 30, 2020

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2019 to April 30, 2020).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2019 to April 30, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period November 1, 2019 to April 30, 2020*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.81%	$1,000.00	$974.40	$3.98
Based on hypothetical 5% return	0.81%	1,000.00	1,020.84	4.07
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.46%	1,000.00	950.80	2.23
Based on hypothetical 5% return	0.46%	1,000.00	1,022.58	2.31
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	815.40	2.03
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	1.05%	1,000.00	877.30	4.90
Based on hypothetical 5% return	1.05%	1,000.00	1,019.64	5.27

DIREXION SEMI-ANNUAL REPORT
12

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period November 1, 2019 to April 30, 2020*
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	1.04%	$1,000.00	$1,067.70	$5.35
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.65%	1,000.00	837.90	2.97
Based on hypothetical 5% return	0.65%	1,000.00	1,021.63	3.27
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.64%	1,000.00	615.70	2.57
Based on hypothetical 5% return	0.64%	1,000.00	1,021.68	3.22
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	1.10%	1,000.00	51.00	2.87
Based on hypothetical 5% return	1.10%	1,000.00	1,019.39	5.52
Direxion Daily Russia Bull 2X Shares
Based on actual fund return	1.12%	1,000.00	247.00	3.47
Based on hypothetical 5% return	1.12%	1,000.00	1,019.29	5.62
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	1.02%	1,000.00	110.90	2.82
Based on hypothetical 5% return	1.02%	1,000.00	1,019.79	5.12
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	1.04%	1,000.00	1,177.70	5.63
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	1.22%	1,000.00	397.30	4.24
Based on hypothetical 5% return	1.22%	1,000.00	1,018.80	6.12
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	207.90	2.85
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	1.14%	1,000.00	110.20	3.15
Based on hypothetical 5% return	1.14%	1,000.00	1,019.19	5.72
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	0.95%	1,000.00	87.30	2.57
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	1.01%	1,000.00	38.00	2.61
Based on hypothetical 5% return	1.01%	1,000.00	1,019.84	5.07
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	1.38%	1,000.00	944.50	6.67
Based on hypothetical 5% return	1.38%	1,000.00	1,018.00	6.92

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2019 to April 30, 2020), then divided by 366.

DIREXION SEMI-ANNUAL REPORT
13

Allocation of Portfolio Holdings (Unaudited)

April 30, 2020

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	102%	—	—	(2)%	100%
Direxion Daily S&P 500® Bear 1X Shares	111%	—	—	(11)%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	106%	—	—	(6)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	68%	—	33%	(1)%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	50%	—	46%	4%	100%
Direxion Daily S&P 500® Bull 2X Shares	(1)%	—	99%	2%	100%
Direxion Daily Small Cap Bull 2X Shares	(1)%	—	96%	5%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	55%	—	47%	(2)%	100%
Direxion Daily Russia Bull 2X Shares	52%	—	44%	4%	100%
Direxion Daily Energy Bull 2X Shares	28%	52%	—	20%	100%
Direxion Daily Energy Bear 2X Shares	143%	—	—	(43)%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	78%	—	12%	10%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	112%	—	—	(12)%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	68%	—	24%	8%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	107%	—	—	(7)%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	51%	—	21%	28%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	162%	—	—	(62)%	100%

*  Cash, cash equivalents and other assets less liabilities.

DIREXION SEMI-ANNUAL REPORT
14

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 23.2%
Money Market Funds - 23.2%
2,768,457	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$2,768,457
1,543,150	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	1,543,150
	TOTAL SHORT TERM INVESTMENTS (Cost $4,311,607) (b)	$4,311,607
	TOTAL INVESTMENTS (Cost $4,311,607) - 23.2%	$4,311,607
	Other Assets in Excess of Liabilities - 76.8%	14,277,970
	TOTAL NET ASSETS - 100.0%	$18,589,577

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,311,607.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.9183% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	12/3/2020	135,611	$3,690,361	$47,165
0.6508% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/10/2020	178,534	4,660,021	(140,946)
0.0208% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	Credit Suisse Capital LLC	12/17/2020	110,693	2,983,966	4,454
0.0208% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	4/21/2021	203,822	5,208,994	(287,462)
0.0208% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	5/19/2021	4,055	109,249	83
0.0208% representing 1 month LIBOR rate + spread	Total return of Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	5/19/2021	57,842	1,546,325	(10,801)
					$18,198,916	$(387,507)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 29.9%
Money Market Funds - 29.9%
16,329,870	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$16,329,870
24,204,712	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	24,204,712
	TOTAL SHORT TERM INVESTMENTS (Cost $40,534,582) (b)	$40,534,582
	TOTAL INVESTMENTS (Cost $40,534,582) - 29.9%	$40,534,582
	Other Assets in Excess of Liabilities - 70.1%	95,083,925
	TOTAL NET ASSETS - 100.0%	$135,618,507

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,534,582.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.6408% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/9/2020	16,734	$40,783,477	$(7,985,232)
0.8208% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/11/2020	29,831	79,722,003	(7,171,496)
					$120,505,480	$(15,156,728)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 36.0%
Money Market Funds - 36.0%
500,267	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	$500,267
	TOTAL SHORT TERM INVESTMENTS (Cost $500,267) (b)	$500,267
	TOTAL INVESTMENTS (Cost $500,267) - 36.0%	$500,267
	Other Assets in Excess of Liabilities - 64.0%	889,580
	TOTAL NET ASSETS - 100.0%	$1,389,847

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $500,267.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.6508% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/10/2020	3,405	$552,870	$(15,081)
0.7208% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/17/2020	4,930	749,574	(72,905)
					$1,302,444	$(87,986)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 33.5%
1,085,425	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)(b)	$29,219,641
	TOTAL INVESTMENT COMPANIES (Cost $32,816,114)	$29,219,641
SHORT TERM INVESTMENTS - 67.1%
Money Market Funds - 67.1%
53,690,150	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$53,690,150
4,947,542	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	4,947,542
	TOTAL SHORT TERM INVESTMENTS (Cost $58,637,692)	$58,637,692
	TOTAL INVESTMENTS (Cost $91,453,806) - 100.6% (e)	$87,857,333
	Liabilities in Excess of Other Assets - (0.6)%	(501,596)
	TOTAL NET ASSETS - 100.0%	$87,355,737

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $30,834,700.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	385,861	$10,219,102	$747,579
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	313,629	8,435,171	(17,177)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	130,576	3,491,320	14,756
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	725,529	19,998,269	(511,395)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	24,303	659,958	(5,426)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	1.1183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	1,657,895	45,897,082	(1,377,457)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Daily CSI 300 China A Share Bull 2X Shares

Long Total Return Swap Contracts, continued (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.5008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	250,000	$7,035,000	$(264,566)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	1.1708% representing 1 month LIBOR rate + spread	Citibank N.A.	12/09/2020	440,502	11,876,144	(17,208)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	1.1908% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	455,369	12,117,172	131,424
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	94,789	2,473,265	69,760
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	416,870	11,095,351	113,743
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	136,832	3,701,047	(19,164)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.9908% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	372,242	10,094,672	(75,440)
					$147,093,553	$(1,210,571)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 45.7%
401,208	KraneShares CSI China Internet ETF (a)(b)	$19,394,394
	TOTAL INVESTMENT COMPANIES (Cost $19,802,193)	$19,394,394
SHORT TERM INVESTMENTS - 52.2%
Money Market Funds - 52.2%
18,566,878	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$18,566,878
3,612,740	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	3,612,740
	TOTAL SHORT TERM INVESTMENTS (Cost $22,179,618)	$22,179,618
	TOTAL INVESTMENTS (Cost $41,981,811) - 97.9% (e)	$41,574,012
	Other Assets in Excess of Liabilities - 2.1%	897,859
	TOTAL NET ASSETS - 100.0%	$42,471,871

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,805,852.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of KraneShares CSI China Internet ETF	0.7508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/7/2020	679,793	$32,436,532	$382,520
Total return of KraneShares CSI China Internet ETF	1.4008% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	262,120	12,042,463	571,466
Total return of KraneShares CSI China Internet ETF	-0.2493% representing 1 month LIBOR rate + spread	BNP Paribas	12/16/2020	100,170	4,868,262	6,030
Total return of KraneShares CSI China Internet ETF	-0.2493% representing 1 month LIBOR rate + spread	BNP Paribas	7/21/2021	5,822	301,174	(20,248)
Total return of KraneShares CSI China Internet ETF	-0.2493% representing 1 month LIBOR rate + spread	BNP Paribas	10/20/2021	279,788	12,618,552	909,042
Total return of KraneShares CSI China Internet ETF	-0.2493% representing 1 month LIBOR rate + spread	BNP Paribas	11/17/2021	28,435	1,390,222	(15,537)
					$63,657,205	$1,833,273

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 99.0%
72,406	iShares Core S&P 500 ETF (a)	$21,081,731
	TOTAL INVESTMENT COMPANIES (Cost $18,920,343)	$21,081,731
SHORT TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
7	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$7
70,418	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	70,418
	TOTAL SHORT TERM INVESTMENTS (Cost $70,425)	$70,425
	TOTAL INVESTMENTS (Cost $18,990,768) - 99.3% (c)	$21,152,156
	Other Assets in Excess of Liabilities - 0.7%	143,319
	TOTAL NET ASSETS - 100.0%	$21,295,475

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,369,493.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	7,385	$21,035,280	$470,632

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 96.4%
14,125	iShares Russell 2000 ETF (a)	$1,840,629
	TOTAL INVESTMENT COMPANIES (Cost $1,871,821)	$1,840,629
SHORT TERM INVESTMENTS - 9.0%
Money Market Funds - 9.0%
171,190	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$171,190
	TOTAL SHORT TERM INVESTMENTS (Cost $171,190)	$171,190
	TOTAL INVESTMENTS (Cost $2,043,011) - 105.4% (c)	$2,011,819
	Liabilities in Excess of Other Assets - (5.4)%	(101,586)
	TOTAL NET ASSETS - 100.0%	$1,910,233

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,330,558.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	1.0208% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	11	$14,283	$99
Total return of Russell 2000® Index	0.7508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	1,500	1,868,457	97,380
					$1,882,740	$97,479

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 47.5%
2,562,982	iShares MSCI Brazil Capped ETF (a)(b)	$63,228,766
	TOTAL INVESTMENT COMPANIES (Cost $60,069,421)	$63,228,766
SHORT TERM INVESTMENTS - 43.7%
Money Market Funds - 43.7%
51,895,029	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$51,895,029
6,314,830	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	6,314,830
	TOTAL SHORT TERM INVESTMENTS (Cost $58,209,859)	$58,209,859
	TOTAL INVESTMENTS (Cost $118,279,280) - 91.2% (e)	$121,438,625
	Other Assets in Excess of Liabilities - 8.8%	11,792,338
	TOTAL NET ASSETS - 100.0%	$133,230,963

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $51,239,672.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	1.5508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	2,662,392	$66,607,762	$(1,035,257)
Total return of iShares MSCI Brazil Capped ETF	1.4508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	1,951,341	45,820,913	2,273,277
Total return of iShares MSCI Brazil Capped ETF	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	2,295,888	60,106,348	(3,540,930)
Total return of iShares MSCI Brazil Capped ETF	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	395,530	9,489,262	267,761
Total return of iShares MSCI Brazil Capped ETF	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	920,104	23,345,711	(651,470)
					$205,369,996	$(2,686,619)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Daily Russia Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 43.9%
1,810,463	VanEck VectorsTM Russia ETF (a)	$34,326,379
	TOTAL INVESTMENT COMPANIES (Cost $30,236,288)	$34,326,379
SHORT TERM INVESTMENTS - 43.4%
Money Market Funds - 43.4%
14,381,534	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$14,381,534
19,493,361	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	19,493,361
	TOTAL SHORT TERM INVESTMENTS (Cost $33,874,895)	$33,874,895
	TOTAL INVESTMENTS (Cost $64,111,183) - 87.3% (c)	$68,201,274
	Other Assets in Excess of Liabilities - 12.7%	9,926,430
	TOTAL NET ASSETS - 100.0%	$78,127,704

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,985,184.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Russia ETF	1.2183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	334,279	$5,514,427	$815,913
Total return of VanEck VectorsTM Russia ETF	0.8508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	857,233	14,667,265	1,572,503
Total return of VanEck VectorsTM Russia ETF	1.7508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	2,975,366	56,204,663	147,450
Total return of VanEck VectorsTM Russia ETF	1.2308% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	1,302,980	24,109,952	575,630
Total return of VanEck VectorsTM Russia ETF	1.2308% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	147,266	2,815,098	(24,574)
Total return of VanEck VectorsTM Russia ETF	1.2308% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	636,471	11,586,859	477,433
Total return of VanEck VectorsTM Russia ETF	1.2308% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	177,761	3,476,270	(106,003)
					$118,374,534	$3,458,352

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Daily Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 52.1%
Machinery Manufacturing - 1.5%
186,100	Baker Hughes, a GE Co.	$2,596,095
110,463	National Oilwell Varco, Inc.	1,396,252
120,330	TechnipFMC PLC	1,072,140
		5,064,487
Oil and Gas Extraction - 9.5%
107,617	Apache Corp.	1,407,630
116,792	Cabot Oil & Gas Corp.	2,525,043
57,548	Concho Resources, Inc.	3,264,123
110,834	Devon Energy Corp.	1,382,100
166,621	EOG Resources, Inc.	7,916,164
229,079	Marathon Oil Corp.	1,401,964
136,947	Noble Energy, Inc.	1,343,450
255,832	Occidental Petroleum Corp.	4,246,811
116,232	Phillips 66	8,504,695
		31,991,980
Petroleum and Coal Products Manufacturing - 30.2%
436,285	Chevron Corp.	40,138,220
200,713	ConocoPhillips	8,450,017
812,026	Exxon Mobil Corp.	37,734,848
42,502	HollyFrontier Corp.	1,404,266
185,922	Marathon Petroleum Corp.	5,964,378
117,593	Valero Energy Corp.	7,449,517
		101,141,246
Pipeline Transportation - 2.0%
347,065	Williams Companies, Inc.	6,722,649
Support Activities for Mining - 5.9%
46,107	Diamondback Energy, Inc.	2,007,499
251,340	Halliburton Co.	2,639,070
31,062	Helmerich & Payne, Inc.	614,096
74,162	Hess Corp.	3,607,240
47,449	Pioneer Natural Resources Co.	4,237,670
396,420	Schlumberger Ltd. (a)	6,667,784
		19,773,359
Shares		Fair Value
Utilities - 3.0%
426,952	Kinder Morgan, Inc.	$6,502,479
118,271	ONEOK, Inc.	3,539,851
		10,042,330
	TOTAL COMMON STOCKS (Cost $151,140,094)	$174,736,051
SHORT TERM INVESTMENTS - 27.7%
Money Market Funds - 27.7%
38,225,331	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$38,225,331
54,864,144	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	54,864,144
	TOTAL SHORT TERM INVESTMENTS (Cost $93,089,475)	$93,089,475
	TOTAL INVESTMENTS (Cost $244,229,569) - 79.8% (c)	$267,825,526
	Other Assets in Excess of Liabilities - 20.2%	67,754,677
	TOTAL NET ASSETS - 100.0%	$335,580,203

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $104,254,414.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Energy Select Sector Index	1.0308% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	470,454	$149,612,875	$37,603,334
Total return of Energy Select Sector Index	1.6108% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	584,306	209,562,627	22,938,237
Total return of Energy Select Sector Index	1.2008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	193,042	68,597,475	8,226,980
					$427,772,977	$68,768,551

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion Daily Energy Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.5%
Money Market Funds - 104.5%
18,979,891	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$18,979,891
6,305,777	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	6,305,777
	TOTAL SHORT TERM INVESTMENTS (Cost $25,285,668) (b)	$25,285,668
	TOTAL INVESTMENTS (Cost $25,285,668) - 104.5%	$25,285,668
	Liabilities in Excess of Other Assets - (4.5)%	(1,095,489)
	TOTAL NET ASSETS - 100.0%	$24,190,179

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,285,668.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7608% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/9/2020	47,173	$13,635,387	$(5,141,858)
0.8508% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse Capital LLC	12/10/2020	34,181	11,715,708	(1,888,470)
0.7508% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	4/21/2021	40,252	12,566,780	(3,454,371)
					$37,917,875	$(10,484,699)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 12.4%
3,810,026	VanEck VectorsTM Gold Miners ETF (a)	$122,911,439
	TOTAL INVESTMENT COMPANIES (Cost $101,592,497)	$122,911,439
SHORT TERM INVESTMENTS - 35.8%
Money Market Funds - 35.8%
161,043,811	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$161,043,811
188,790,732	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	188,790,732
5,513,489	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	5,513,489
	TOTAL SHORT TERM INVESTMENTS (Cost $355,348,032)	$355,348,032
	TOTAL INVESTMENTS (Cost $456,940,529) - 48.2% (c)	$478,259,471
	Other Assets in Excess of Liabilities - 51.8%	513,384,135
	TOTAL NET ASSETS - 100.0%	$991,643,606

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $474,950,498.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	1.3183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	6,547,478	$172,300,466	$38,591,958
Total return of VanEck Vectors® Gold Miners ETF	1.4708% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	7,232,194	199,275,617	33,564,385
Total return of VanEck Vectors® Gold Miners ETF	1.4708% representing 1 month LIBOR rate + spread	Citibank N.A.	12/09/2020	4,276,440	139,229,439	(1,324,978)
Total return of VanEck Vectors® Gold Miners ETF	1.6008% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	11,340,963	328,320,879	37,275,469
Total return of VanEck Vectors® Gold Miners ETF	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	10,731,379	337,541,542	(3,072,868)
Total return of VanEck Vectors® Gold Miners ETF	1.9873% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	17,883,619	583,575,669	(6,889,595)
					$1,760,243,612	$98,144,371

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 58.2%
Money Market Funds - 58.2%
57,845,086	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$57,845,086
5,252,544	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	5,252,544
4,085,735	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	4,085,735
	TOTAL SHORT TERM INVESTMENTS (Cost $67,183,365) (b)	$67,183,365
	TOTAL INVESTMENTS (Cost $67,183,365) - 58.2%	$67,183,365
	Other Assets in Excess of Liabilities - 41.8%	48,185,445
	TOTAL NET ASSETS - 100.0%	$115,368,810

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $67,183,365.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.0808% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse Capital LLC	12/9/2020	801,208	$25,846,381	$2,113
1.1183% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2020	236,788	4,498,972	(3,132,461)
0.8308% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/9/2020	2,205,510	57,527,202	(13,538,484)
1.0908% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	12/9/2020	3,098,345	104,693,078	4,749,984
0.9808% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/11/2020	564,654	19,183,234	969,675
0.7008% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	4/16/2021	240,963	5,124,514	(2,643,715)
					$216,873,381	$(13,592,888)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 24.1%
3,506,271	VanEck VectorsTM Junior Gold Miners ETF (a)	$141,513,098
	TOTAL INVESTMENT COMPANIES (Cost $112,917,627)	$141,513,098
SHORT TERM INVESTMENTS - 36.0%
Money Market Funds - 36.0%
101,241,331	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$101,241,331
109,774,775	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	109,774,775
6,457	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	6,457
	TOTAL SHORT TERM INVESTMENTS (Cost $211,022,563)	$211,022,563
	TOTAL INVESTMENTS (Cost $323,940,190) - 60.1% (c)	$352,535,661
	Other Assets in Excess of Liabilities - 39.9%	233,849,069
	TOTAL NET ASSETS - 100.0%	$586,384,730

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)   Represents annualized seven-day yield at April 30, 2020.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $288,788,776.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.6508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	679,424	$17,293,733	$10,109,169
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.1908% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	5,429,143	213,671,324	5,302,049
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.5508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	7,803,675	300,391,290	14,362,563
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.5508% representing 1 month LIBOR rate + spread	J.P. Morgan	2/26/2021	2,077,157	71,714,163	12,042,623
Total return of VanEck VectorsTM Junior Gold Miners ETF	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	9,445,406	378,099,602	2,990,888
					$981,170,112	$44,807,292

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 49.3%
Money Market Funds - 49.3%
21,390,595	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$21,390,595
22,858,514	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	22,858,514
	TOTAL SHORT TERM INVESTMENTS (Cost $44,249,109) (b)	$44,249,109
	TOTAL INVESTMENTS (Cost $44,249,109) - 49.3%	$44,249,109
	Other Assets in Excess of Liabilities - 50.7%	45,594,570
	TOTAL NET ASSETS - 100.0%	$89,843,679

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Represents annualized seven-day yield at April 30, 2020.

(b)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,249,109.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.0808% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse Capital LLC	12/09/2020	1,087,862	$41,161,373	$(2,740,833)
1.0308% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/11/2020	1,467,251	56,841,313	(2,368,533)
(0.9124)% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/7/2020	1,088,956	45,507,471	1,553,747
1.0908% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	4/21/2021	592,879	21,815,298	(2,101,567)
1.0908% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	5/19/2021	200,000	7,271,818	(797,759)
					$172,597,273	$(6,454,945)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 20.6%
1,220,458	SPDR® S&P® Oil & Gas Exploration & Production ETF (a)	$66,344,097
	TOTAL INVESTMENT COMPANIES (Cost $59,880,903)	$66,344,097
SHORT TERM INVESTMENTS - 39.8%
Money Market Funds - 39.8%
33,541,022	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$33,541,022
64,131,180	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	64,131,180
30,245,378	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	30,245,378
	TOTAL SHORT TERM INVESTMENTS (Cost $127,917,580)	$127,917,580
	TOTAL INVESTMENTS (Cost $187,798,483) - 60.4% (c)	$194,261,677
	Other Assets in Excess of Liabilities - 39.6%	127,253,755
	TOTAL NET ASSETS - 100.0%	$321,515,432

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $127,917,580.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.9183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2020	37,481	$46,333,380	$31,577,015
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.9008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	42,674	88,736,742	(354)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.8198% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	87,776	151,168,333	31,332,885
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	0.7996% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	74,421	154,751,772	(424)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	35,000	45,429,984	27,324,680
					$486,420,211	$90,233,802

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.4%
Money Market Funds - 97.4%
26,847,916	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$26,847,916
3,797,936	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	3,797,936
3,857,314	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	3,857,314
	TOTAL SHORT TERM INVESTMENTS (Cost $34,503,166) (b)	$34,503,166
	TOTAL INVESTMENTS (Cost $34,503,166) - 97.4%	$34,503,166
	Other Assets in Excess of Liabilities - 2.6%	903,958
	TOTAL NET ASSETS - 100.0%	$35,407,124

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,503,166.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7183% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/9/2020	11,598	$13,833,472	$(10,278,841)
0.3308% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/9/2020	7,487	8,600,243	(6,964,393)
0.2708% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse Capital LLC	12/11/2020	7,033	13,684,353	(933,635)
0.2508% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	BNP Paribas	4/21/2021	2,714	4,179,283	(1,464,225)
0.3508% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	4/30/2021	5,223	8,583,757	(2,275,729)
					$48,881,108	$(21,916,823)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$4,311,607	$40,534,582	$500,267	$87,857,333
Cash equivalents	14,721,856	110,239,217	987,545	30,679,566
Due from Adviser, net (Note 6)	—	—	3,345	—
Dividend and interest receivable	2,347	14,759	220	61,022
Due from broker for swap contracts	60,000	—	20	—
Unrealized appreciation on swap contracts	51,702	—	—	1,077,262
Prepaid expenses and other assets	12,337	44,041	2,820	11,553
Total Assets	19,159,849	150,832,599	1,494,217	119,686,736
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	27,802,991
Unrealized depreciation on swap contracts	439,209	15,156,728	87,986	2,287,833
Due to Adviser, net (Note 6)	5,522	27,114	—	53,152
Due to broker for swap contracts	59,999	1,236	—	2,100,691
Accrued expenses and other liabilities	65,542	29,014	16,384	86,332
Total Liabilities	570,272	15,214,092	104,370	32,330,999
Net Assets	$18,589,577	$135,618,507	$1,389,847	$87,355,737
Net Assets Consist of:
Capital stock	$38,487,701	$167,752,161	$6,129,226	$135,432,754
Total distributable loss	(19,898,124)	(32,133,654)	(4,739,379)	(48,077,017)
Net Assets	$18,589,577	$135,618,507	$1,389,847	$87,355,737
Calculation of Net Asset Value Per Share:
Net assets	$18,589,577	$135,618,507	$1,389,847	$87,355,737
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	650,000	5,499,983	100,001	4,650,000
Net assets value, redemption price and offering price per share	$28.60	$24.66	$13.90	$18.79
Cost of Investments	$4,311,607	$40,534,582	$500,267	$91,453,806

*  Securities loaned with values of $–,$–,$–and $28,554,475, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$41,574,012	$21,152,156	$2,011,819	$121,438,625
Cash equivalents	14,692,819	817,421	71,490	43,425,020
Receivable for Fund shares sold	—	—	—	846
Due from Adviser, net (Note 6)	—	—	1,367	—
Dividend and interest receivable	13,043	311	86	19,751
Due from broker for swap contracts	—	9,557	7,435	—
Unrealized appreciation on swap contracts	1,869,058	470,632	97,479	2,541,038
Prepaid expenses and other assets	12,026	3,437	5,367	21,227
Total Assets	58,160,958	22,453,514	2,195,043	167,446,507
Liabilities:
Collateral for securities loaned (Note 2)	9,232,893	—	—	13,037,996
Payable for Fund shares redeemed	—	—	—	2,977,629
Payable for investments purchased	3,446,747	441,195	270,920	3,890,850
Unrealized depreciation on swap contracts	35,785	—	—	5,227,657
Due to Adviser, net (Note 6)	27,040	4,789	—	78,247
Due to broker for swap contracts	2,898,705	691,019	14	8,750,175
Accrued expenses and other liabilities	47,917	21,036	13,876	252,990
Total Liabilities	15,689,087	1,158,039	284,810	34,215,544
Net Assets	$42,471,871	$21,295,475	$1,910,233	$133,230,963
Net Assets Consist of:
Capital stock	$94,353,970	$18,666,132	$2,888,893	$745,011,485
Total distributable earnings (loss)	(51,882,099)	2,629,343	(978,660)	(611,780,522)
Net Assets	$42,471,871	$21,295,475	$1,910,233	$133,230,963
Calculation of Net Asset Value Per Share:
Net assets	$42,471,871	$21,295,475	$1,910,233	$133,230,963
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,650,001	433,236	66,644	2,361,536
Net assets value, redemption price and offering price per share	$25.74	$49.15	$28.66	$56.42
Cost of Investments	$41,981,811	$18,990,768	$2,043,011	$118,279,280

*  Securities loaned with values of $8,832,733,$ – ,$ – and $12,137,640, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$68,201,274	$267,825,526	$25,285,668	$478,259,471
Cash equivalents	15,828,890	124,479,059	11,556,145	623,021,677
Receivable for Fund shares sold	—	1,358,275	891	—
Dividend and interest receivable	8,141	207,000	5,658	103,706
Due from broker for swap contracts	17,092	303,250	2,890,000	6,927,412
Unrealized appreciation on swap contracts	3,588,929	68,768,551	—	109,431,812
Prepaid expenses and other assets	8,298	5,267	3,896	17,990
Total Assets	87,652,624	462,946,928	39,742,258	1,217,762,068
Liabilities:
Payable for Fund shares redeemed	—	—	2,971,269	181,933
Payable for investments purchased	3,911,800	46,145,354	—	—
Unrealized depreciation on swap contracts	130,577	—	10,484,699	11,287,441
Due to Adviser, net (Note 6)	46,594	130,211	18,495	582,454
Due to broker for swap contracts	5,375,755	80,841,052	2,024,383	213,276,519
Accrued expenses and other liabilities	60,194	250,108	53,233	790,115
Total Liabilities	9,524,920	127,366,725	15,552,079	226,118,462
Net Assets	$78,127,704	$335,580,203	$24,190,179	$991,643,606
Net Assets Consist of:
Capital stock	$170,577,890	$944,358,760	$137,642,374	$2,908,997,410
Total distributable loss	(92,450,186)	(608,778,557)	(113,452,195)	(1,917,353,804)
Net Assets	$78,127,704	$335,580,203	$24,190,179	$991,643,606
Calculation of Net Asset Value Per Share:
Net assets	$78,127,704	$335,580,203	$24,190,179	$991,643,606
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,918,002	21,163,531	407,061	15,857,165
Net assets value, redemption price and offering price per share	$13.20	$15.86	$59.43	$62.54
Cost of Investments	$64,111,183	$244,229,569	$25,285,668	$456,940,529
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$67,183,365	$352,535,661	$44,249,109	$194,261,677
Cash equivalents	59,256,288	312,314,792	32,023,041	160,439,746
Receivable for Fund shares sold	6,311,053	1,146	20,011,019	117,333
Receivable for investments sold	—	—	—	29,892,389
Dividend and interest receivable	38,243	59,161	24,955	77,720
Due from broker for swap contracts	2,220,000	7,927,779	95,345	27,516,582
Unrealized appreciation on swap contracts	5,721,772	44,807,292	1,553,747	90,234,580
Prepaid expenses and other assets	20,524	4,044	7,704	9,689
Total Assets	140,751,245	717,649,875	97,964,920	502,549,716
Liabilities:
Payable for Fund shares redeemed	5,224,270	8,147,941	—	—
Payable for investments purchased	—	—	—	45,678,150
Unrealized depreciation on swap contracts	19,314,660	—	8,008,692	778
Due to Adviser, net (Note 6)	74,107	364,286	45,827	109,095
Due to broker for swap contracts	595,002	122,280,569	—	135,086,264
Accrued expenses and other liabilities	174,396	472,349	66,722	159,997
Total Liabilities	25,382,435	131,265,145	8,121,241	181,034,284
Net Assets	$115,368,810	$586,384,730	$89,843,679	$321,515,432
Net Assets Consist of:
Capital stock	$744,873,547	$2,118,086,706	$311,900,404	$908,525,312
Total distributable loss	(629,504,737)	(1,531,701,976)	(222,056,725)	(587,009,880)
Net Assets	$115,368,810	$586,384,730	$89,843,679	$321,515,432
Calculation of Net Asset Value Per Share:
Net assets	$115,368,810	$586,384,730	$89,843,679	$321,515,432
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,312,748	7,674,876	3,143,509	7,828,422
Net assets value, redemption price and offering price per share	$34.83	$76.40	$28.58	$41.07
Cost of Investments	$67,183,365	$323,940,190	$44,249,109	$187,798,483

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$34,503,166
Cash equivalents	15,188,113
Receivable for Fund shares sold	7,721,677
Dividend and interest receivable	7,506
Prepaid expenses and other assets	5,394
Total Assets	57,425,856
Liabilities:
Unrealized depreciation on swap contracts	21,916,823
Due to Adviser, net (Note 6)	19,630
Due to broker for swap contracts	25,298
Accrued expenses and other liabilities	56,981
Total Liabilities	22,018,732
Net Assets	$35,407,124
Net Assets Consist of:
Capital stock	$(18,726,316)
Total distributable earnings	54,133,440
Net Assets	$35,407,124
Calculation of Net Asset Value Per Share:
Net assets	$35,407,124
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,069,564
Net assets value, redemption price and offering price per share	$6.98
Cost of Investments	$34,503,166

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Investment Income:
Dividend income	$—	$—	$—	$306,444
Interest income	145,159	146,431	12,771	550,222
Securities lending income	—	—	—	130,924
Total investment income	145,159	146,431	12,771	987,590
Expenses:
Investment advisory fees (Note 6)	71,249	73,592	3,342	445,764
Licensing fees	7,478	13,966	10,847	17,850
Professional fees	6,863	8,739	5,134	16,903
Fund servicing fees	6,490	11,418	975	29,824
Management service fees (Note 6)	3,037	5,395	244	15,178
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Reports to shareholders	2,283	4,342	174	10,759
Interest expense	620	1,648	—	61,179
Trustees' fees and expenses	608	1,139	47	2,911
Insurance fees	314	585	24	1,510
Other	480	910	38	2,312
Total Expenses	104,927	127,239	26,330	609,695
Recoupment of expenses to Adviser (Note 6)	—	—	—	13,165
Less: Reimbursement of expenses from Adviser (Note 6)	(9,308)	(30,958)	(22,033)	(1,161)
Net Expenses	95,619	96,281	4,297	621,699
Net investment income	49,540	50,150	8,474	365,891
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
In-kind redemptions	—	—	—	1,679,829
Swap contracts	(244,499)	(4,463,545)	(444,115)	1,423,957
Net realized gain (loss)	(244,499)	(4,463,545)	(444,115)	3,103,786
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	—	(1,188,750)
Swap contracts	(282,463)	(14,397,645)	156,147	(9,027,236)
Change in net unrealized appreciation (depreciation)	(282,463)	(14,397,645)	156,147	(10,215,986)
Net realized and unrealized loss	(526,962)	(18,861,190)	(287,968)	(7,112,200)
Net decrease in net assets resulting from operations	$(477,422)	$(18,811,040)	$(279,494)	$(6,746,309)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares
Investment Income:
Dividend income	$23,925	$139,520	$15,435	$2,356,769
Interest income	199,258	4,009	1,648	1,363,569
Securities lending income	117,473	—	—	53,592
Total investment income	340,656	143,529	17,083	3,773,930
Expenses:
Investment advisory fees (Note 6)	214,105	32,795	7,116	1,156,769
Interest expense	28,641	3,536	502	242,675
Fund servicing fees	14,561	3,780	1,192	75,338
Professional fees	10,492	6,281	5,270	35,251
Licensing fees	8,879	3,935	910	86,442
Management service fees (Note 6)	7,289	1,677	363	39,336
Reports to shareholders	5,176	1,234	250	26,681
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Trustees' fees and expenses	1,396	330	68	7,301
Insurance fees	723	170	35	3,805
Other	1,108	261	54	5,828
Total Expenses	297,875	59,504	21,265	1,684,391
Recoupment of expenses to Adviser (Note 6)	2,201	—	—	7,687
Less: Reimbursement of expenses from Adviser (Note 6)	(2,201)	(16,615)	(12,223)	(7,687)
Net Expenses	297,875	42,889	9,042	1,684,391
Net investment income	42,781	100,640	8,041	2,088,999
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,003,201)	(399,548)	(271,293)	(104,028,849)
In-kind redemptions	1,570,183	—	—	19,456,598
Swap contracts	5,614,862	622,563	(527,537)	(502,865,104)
Net realized gain (loss)	5,181,844	223,015	(798,830)	(587,437,355)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(176,389)	856,892	(318,709)	(5,002,126)
Swap contracts	(3,134,268)	(428,498)	(80,767)	(83,486,316)
Change in net unrealized appreciation (depreciation)	(3,310,657)	428,394	(399,476)	(88,488,442)
Net realized and unrealized gain (loss)	1,871,187	651,409	(1,198,306)	(675,925,797)
Net increase (decrease) in net assets resulting from operations	$1,913,968	$752,049	$(1,190,265)	$(673,836,798)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Russia Bull 2X Shares	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$617,761	$3,859,923	$—	$4,724,677
Interest income	345,873	685,278	196,525	4,915,185
Securities lending income	—	400	—	—
Total investment income	963,634	4,545,601	196,525	9,639,862
Expenses:
Investment advisory fees (Note 6)	259,402	924,022	127,019	4,742,734
Interest expense	58,102	90,000	14,815	1,894,448
Fund servicing fees	17,553	60,597	9,176	309,288
Licensing fees	13,931	98,562	13,549	283,028
Professional fees	11,818	29,586	8,367	132,480
Management service fees (Note 6)	8,833	31,438	4,337	161,360
Reports to shareholders	6,252	21,677	3,351	111,974
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	4,739
Trustees' fees and expenses	1,691	5,899	891	30,382
Insurance fees	877	3,067	459	15,773
Other	1,344	4,698	703	24,160
Total Expenses	385,308	1,275,051	188,172	7,713,358
Recoupment of expenses to Adviser (Note 6)	3,294	315	—	15,872
Less: Reimbursement of expenses from Adviser (Note 6)	(3,294)	(14,937)	(12,465)	(15,872)
Less: Investment advisory fees waived (Note 6)	—	—	—	(4,112)
Net Expenses	385,308	1,260,429	175,707	7,709,246
Net investment income	578,326	3,285,172	20,818	1,930,616
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(10,357,309)	(103,548,764)	—	(267,842,029)
In-kind redemptions	3,341,512	6,531,790	—	109,155,498
Swap contracts	(34,593,957)	(296,705,729)	59,384,344	(153,689,437)
Net realized gain (loss)	(41,609,754)	(393,722,703)	59,384,344	(312,375,968)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,992,820	32,613,427	—	9,791,875
Swap contracts	(7,707,682)	69,193,131	(11,945,831)	(299,943,468)
Change in net unrealized appreciation (depreciation)	(4,714,862)	101,806,558	(11,945,831)	(290,151,593)
Net realized and unrealized gain (loss)	(46,324,616)	(291,916,145)	47,438,513	(602,527,561)
Net increase (decrease) in net assets resulting from operations	$(45,746,290)	$(288,630,973)	$47,459,331	$(600,596,945)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Investment Income:
Dividend income	$—	$850,196	$—	$1,202,704
Interest income	2,304,544	4,422,593	915,513	566,914
Securities lending income	—	—	—	42,316
Total investment income	2,304,544	5,272,789	915,513	1,811,934
Expenses:
Investment advisory fees (Note 6)	1,099,262	3,114,653	423,928	637,823
Fund servicing fees	72,454	202,139	28,193	42,127
Licensing fees	58,900	64,157	9,253	68,034
Interest expense	45,710	1,056,163	21,113	51,006
Management service fees (Note 6)	37,415	105,922	14,429	21,706
Professional fees	33,184	89,774	16,409	22,175
Reports to shareholders	26,010	72,712	10,043	15,083
Trustees' fees and expenses	7,090	19,750	2,730	4,099
Insurance fees	3,690	10,256	1,417	2,130
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,943	4,595	2,513	2,513
Other	5,653	15,710	2,172	3,262
Total Expenses	1,395,303	4,758,823	535,192	872,950
Recoupment of expenses to Adviser (Note 6)	3,666	6,960	1,961	10
Less: Reimbursement of expenses from Adviser (Note 6)	(3,666)	(6,960)	(1,961)	(14,044)
Net Expenses	1,395,303	4,758,823	535,192	858,916
Net investment income	909,241	513,966	380,321	953,018
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(108,190,944)	—	(106,411,786)
In-kind redemptions	—	99,548,847	—	10,806,759
Swap contracts	(154,905,201)	(393,768,375)	(80,650,300)	(242,265,543)
Net realized loss	(154,905,201)	(402,410,472)	(80,650,300)	(337,870,570)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	23,330,367	—	31,084,332
Swap contracts	85,897,869	(266,512,903)	27,038,370	105,008,373
Change in net unrealized appreciation (depreciation)	85,897,869	(243,182,536)	27,038,370	136,092,705
Net realized and unrealized loss	(69,007,332)	(645,593,008)	(53,611,930)	(201,777,865)
Net decrease in net assets resulting from operations	$(68,098,091)	$(645,079,042)	$(53,231,609)	$(200,824,847)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Investment Income:
Interest income	$356,572
Total investment income	356,572
Expenses:
Investment advisory fees (Note 6)	199,374
Interest expense	113,919
Licensing fees	21,266
Fund servicing fees	13,950
Professional fees	10,470
Management service fees (Note 6)	6,803
Reports to shareholders	5,110
Pricing fees	2,992
Exchange listing fees	2,513
Trustees' fees and expenses	1,366
Insurance fees	705
Other	1,080
Total Expenses	379,548
Less: Reimbursement of expenses from Adviser (Note 6)	(13,089)
Net Expenses	366,459
Net investment loss	(9,887)
Net realized and unrealized gain (loss) on investments:
Net realized gain on:
Swap contracts	85,886,836
Net realized gain	85,886,836
Change in net unrealized depreciation on:
Swap contracts	(43,160,945)
Change in net unrealized depreciation	(43,160,945)
Net realized and unrealized gain	42,725,891
Net increase in net assets resulting from operations	$42,716,004

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$49,540	$758,720	$50,150	$294,858
Net realized loss	(244,499)	(2,003,774)	(4,463,545)	(1,784,375)
Change in net unrealized depreciation	(282,463)	(7,782,190)	(14,397,645)	(857,071)
Net decrease in net assets resulting from operations	(477,422)	(9,027,244)	(18,811,040)	(2,346,588)
Distributions to shareholders:
Net distributions to shareholders	(94,967)	(870,624)	(124,654)	(291,409)
Total distributions	(94,967)	(870,624)	(124,654)	(291,409)
Capital share transactions:
Proceeds from shares sold	22,167,257	170,966,098	149,027,260	23,449,609
Cost of shares redeemed	(23,624,615)	(256,282,133)	(13,998,114)	(14,666,479)
Transaction fees (Note 4)	4,147	78,763	—	—
Net increase (decrease) in net assets resulting from capital transactions	(1,453,211)	(85,237,272)	135,029,146	8,783,130
Total increase (decrease) in net assets	(2,025,600)	(95,135,140)	116,093,452	6,145,133
Net assets:
Beginning of year/period	20,615,177	115,750,317	19,525,055	13,379,922
End of year/period	$18,589,577	$20,615,177	$135,618,507	$19,525,055
Changes in shares outstanding
Shares outstanding, beginning of year/period	700,000	3,000,000	749,983	449,983
Shares sold	750,000	5,550,000	5,300,000	800,000
Shares repurchased	(800,000)	(7,850,000)	(550,000)	(500,000)
Shares outstanding, end of year/period	650,000	700,000	5,499,983	749,983

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 1X Shares		Direxion Daily CSI 300 China A Share Bull 2X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$8,474	$76,370	$365,891	$839,148
Net realized gain (loss)	(444,115)	(537,352)	3,103,786	(2,177,252)
Change in net unrealized appreciation (depreciation)	156,147	(473,203)	(10,215,986)	20,771,644
Net increase (decrease) in net assets resulting from operations	(279,494)	(934,185)	(6,746,309)	19,433,540
Distributions to shareholders:
Net distributions to shareholders	(13,482)	(80,132)	(446,175)	(863,144)
Total distributions	(13,482)	(80,132)	(446,175)	(863,144)
Capital share transactions:
Proceeds from shares sold	726,173	—	28,522,827	130,836,659
Cost of shares redeemed	(1,620,436)	(1,873,890)	(61,877,812)	(98,073,203)
Transaction fees (Note 4)	—	—	6,408	10,712
Net increase (decrease) in net assets resulting from capital transactions	(894,263)	(1,873,890)	(33,348,577)	32,774,168
Total increase (decrease) in net assets	(1,187,239)	(2,888,207)	(40,541,061)	51,344,564
Net assets:
Beginning of year/period	2,577,086	5,465,293	127,896,798	76,552,234
End of year/period	$1,389,847	$2,577,086	$87,355,737	$127,896,798
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	250,001	5,950,000	4,800,000
Shares sold	50,000	—	1,550,000	5,900,000
Shares repurchased	(100,000)	(100,000)	(2,850,000)	(4,750,000)
Shares outstanding, end of year/period	100,001	150,001	4,650,000	5,950,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Statements of Changes in Net Assets

	Direxion Daily CSI China Internet Index Bull 2X Shares		Direxion Daily S&P 500® Bull 2X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$42,781	$432,985	$100,640	$164,388
Net realized gain (loss)	5,181,844	(22,876,335)	223,015	610,664
Capital gain distributions from regulated investment companies	—	540,329	—	—
Change in net unrealized appreciation (depreciation)	(3,310,657)	24,757,362	428,394	1,734,641
Net increase in net assets resulting from operations	1,913,968	2,854,341	752,049	2,509,693
Distributions to shareholders:
Net distributions to shareholders	(215,753)	(458,946)	(126,494)	(169,500)
Total distributions	(215,753)	(458,946)	(126,494)	(169,500)
Capital share transactions:
Proceeds from shares sold	24,967,247	21,315,859	9,808,537	6,987,262
Cost of shares redeemed	(37,416,315)	(20,431,084)	—	(4,980,441)
Transaction fees (Note 4)	3,879	1,739	—	270
Net increase (decrease) in net assets resulting from capital transactions	(12,445,189)	886,514	9,808,537	2,007,091
Total increase (decrease) in net assets	(10,746,974)	3,281,909	10,434,092	4,347,284
Net assets:
Beginning of year/period	53,218,845	49,936,936	10,861,383	6,514,099
End of year/period	$42,471,871	$53,218,845	$21,295,475	$10,861,383
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,200,001	2,200,001	183,236	133,236
Shares sold	850,000	850,000	250,000	150,000
Shares repurchased	(1,400,000)	(850,000)	—	(100,000)
Shares outstanding, end of year/period	1,650,001	2,200,001	433,236	183,236

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 2X Shares		Direxion Daily MSCI Brazil Bull 2X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$8,041	$23,546	$2,088,999	$4,230,081
Net realized gain (loss)	(798,830)	(229,802)	(587,437,355)	256,953,554
Change in net unrealized appreciation (depreciation)	(399,476)	290,874	(88,488,442)	(96,092,378)
Net increase (decrease) in net assets resulting from operations	(1,190,265)	84,618	(673,836,798)	165,091,257
Distributions to shareholders:
Net distributions to shareholders	(11,024)	(28,452)	(2,223,332)	(4,444,723)
Total distributions	(11,024)	(28,452)	(2,223,332)	(4,444,723)
Capital share transactions:
Proceeds from shares sold	—	—	671,055,760	849,940,786
Cost of shares redeemed	—	—	(275,005,347)	(1,004,883,228)
Transaction fees (Note 4)	—	—	55,467	212,663
Net increase (decrease) in net assets resulting from capital transactions	—	—	396,105,880	(154,729,779)
Total increase (decrease) in net assets	(1,201,289)	56,166	(279,954,250)	5,916,755
Net assets:
Beginning of year/period	3,111,522	3,055,356	413,185,213	407,268,458
End of year/period	$1,910,233	$3,111,522	$133,230,963	$413,185,213
Changes in shares outstanding
Shares outstanding, beginning of year/period	66,644	66,644	370,107	395,821
Shares sold	—	—	2,398,572	884,286
Shares repurchased	—	—	(407,143)	(910,000)
Shares outstanding, end of year/period	66,644	66,644	2,361,536	370,107

1  Effective April 23, 2020, the Fund had a 1:35 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:35 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 2X Shares		Direxion Daily Energy Bull 2X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$578,326	$3,181,482	$3,285,172	$5,350,146
Net realized gain (loss)	(41,609,754)	39,086,034	(393,722,703)	(167,891,220)
Change in net unrealized appreciation (depreciation)	(4,714,862)	11,241,642	101,806,558	29,039,959
Net increase (decrease) in net assets resulting from operations	(45,746,290)	53,509,158	(288,630,973)	(133,501,115)
Distributions to shareholders:
Net distributions to shareholders	(654,758)	(2,965,266)	(1,311,683)	(5,278,075)
Total distributions	(654,758)	(2,965,266)	(1,311,683)	(5,278,075)
Capital share transactions:
Proceeds from shares sold	91,751,373	42,361,478	421,477,412	302,159,263
Cost of shares redeemed	(43,885,968)	(163,713,000)	(81,142,455)	(227,984,452)
Transaction fees (Note 4)	20,915	32,946	88,760	48,477
Net increase (decrease) in net assets resulting from capital transactions	47,886,320	(121,318,576)	340,423,717	74,223,288
Total increase (decrease) in net assets	1,485,272	(70,774,684)	50,481,061	(64,555,902)
Net assets:
Beginning of year/period	76,642,432	147,417,116	285,099,142	349,655,044
End of year/period	$78,127,704	$76,642,432	$335,580,203	$285,099,142
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,418,002	4,018,002	1,985,002	1,380,002
Shares sold	5,450,000	1,150,000	20,345,000	1,725,000
Shares repurchased	(950,000)	(3,750,000)	(1,166,471)	(1,120,000)
Shares outstanding, end of year/period	5,918,002	1,418,002	21,163,531	1,985,002

1  Effective March 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 2X Shares		Direxion Daily Gold Miners Index Bull 2X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$20,818	$338,237	$1,930,616	$4,793,627
Net realized gain (loss)	59,384,344	20,833,158	(312,375,968)	635,204,986
Change in net unrealized appreciation (depreciation)	(11,945,831)	(13,928,702)	(290,151,593)	668,519,482
Net increase (decrease) in net assets resulting from operations	47,459,331	7,242,693	(600,596,945)	1,308,518,095
Distributions to shareholders:
Net distributions to shareholders	(84,408)	(359,503)	(7,134,050)	(4,794,202)
Return of capital	—	—	—	(1,788,771)
Total distributions	(84,408)	(359,503)	(7,134,050)	(6,582,973)
Capital share transactions:
Proceeds from shares sold	123,448,079	149,492,475	1,256,790,562	1,453,301,357
Cost of shares redeemed	(172,805,803)	(182,683,349)	(1,200,427,349)	(2,345,204,362)
Transaction fees (Note 4)	510,018	55,409	1,464,115	493,789
Net increase (decrease) in net assets resulting from capital transactions	(48,847,706)	(33,135,465)	57,827,328	(891,409,216)
Total increase (decrease) in net assets	(1,472,783)	(26,252,275)	(549,903,667)	410,525,906
Net assets:
Beginning of year/period	25,662,962	51,915,237	1,541,547,273	1,131,021,367
End of year/period	$24,190,179	$25,662,962	$991,643,606	$1,541,547,273
Changes in shares outstanding
Shares outstanding, beginning of year/period	507,061	1,157,061	9,747,165	17,037,165
Shares sold	1,550,000	3,000,000	16,230,000	12,870,000
Shares repurchased	(1,650,000)	(3,650,000)	(10,120,000)	(20,160,000)
Shares outstanding, end of year/period	407,061	507,061	15,857,165	9,747,165

1  Effective April 23, 2020, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares[1]		Direxion Daily Junior Gold Miners Index Bull 2X Shares[2]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$909,241	$3,292,384	$513,966	$4,839,198
Net realized gain (loss)	(154,905,201)	(98,159,625)	(402,410,472)	118,018,925
Change in net unrealized appreciation (depreciation)	85,897,869	(141,822,059)	(243,182,536)	577,930,110
Net increase (decrease) in net assets resulting from operations	(68,098,091)	(236,689,300)	(645,079,042)	700,788,233
Distributions to shareholders:
Net distributions to shareholders	(1,503,982)	(2,899,040)	(1,033,218)	(5,035,748)
Return of capital	—	—	—	(475,303)
Total distributions	(1,503,982)	(2,899,040)	(1,033,218)	(5,511,051)
Capital share transactions:
Proceeds from shares sold	512,739,030	1,242,075,220	997,451,829	1,060,132,994
Cost of shares redeemed	(707,662,354)	(778,801,391)	(714,734,182)	(1,442,792,123)
Transaction fees (Note 4)	1,220,378	235,330	1,048,440	311,826
Net increase (decrease) in net assets resulting from capital transactions	(193,702,946)	463,509,159	283,766,087	(382,347,303)
Total increase (decrease) in net assets	(263,305,019)	223,920,819	(362,346,173)	312,929,879
Net assets:
Beginning of year/period	378,673,829	154,753,010	948,730,903	635,801,024
End of year/period	$115,368,810	$378,673,829	$586,384,730	$948,730,903
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,230,748	176,748	1,364,876	1,778,138
Shares sold	5,210,000	4,306,000	10,295,000	2,156,000
Shares repurchased	(4,128,000)	(2,252,000)	(3,985,000)	(2,569,262)
Shares outstanding, end of year/period	3,312,748	2,230,748	7,674,876	1,364,876

1  Effective April 23, 2020, the Fund had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

2  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares[1]		Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[2,3]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$380,321	$1,266,255	$953,018	$2,127,020
Net realized loss	(80,650,300)	(46,481,483)	(337,870,570)	(308,986,613)
Change in net unrealized appreciation (depreciation)	27,038,370	(48,164,255)	136,092,705	(36,472,947)
Net decrease in net assets resulting from operations	(53,231,609)	(93,379,483)	(200,824,847)	(343,332,540)
Distributions to shareholders:
Net distributions to shareholders	(576,068)	(1,163,840)	(436,385)	(2,084,795)
Total distributions	(576,068)	(1,163,840)	(436,385)	(2,084,795)
Capital share transactions:
Proceeds from shares sold	424,332,831	657,490,189	516,320,315	805,131,458
Cost of shares redeemed	(430,244,889)	(474,485,478)	(187,485,213)	(422,723,234)
Transaction fees (Note 4)	1,334,271	143,801	208,158	87,718
Net increase (decrease) in net assets resulting from capital transactions	(4,577,787)	183,148,512	329,043,260	382,495,942
Total increase (decrease) in net assets	(58,385,464)	88,605,189	127,782,028	37,078,607
Net assets:
Beginning of year/period	148,229,143	59,623,954	193,733,404	156,654,797
End of year/period	$89,843,679	$148,229,143	$321,515,432	$193,733,404
Changes in shares outstanding
Shares outstanding, beginning of year/period	441,509	31,509	179,149	17,899
Shares sold	4,406,000	1,118,000	9,177,500	321,375
Shares repurchased	(1,704,000)	(708,000)	(1,528,227)	160,125
Shares outstanding, end of year/period	3,143,509	441,509	7,828,422	179,149

1  Effective April 23, 2020, the Fund had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

2  Effective November 22, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

3  Effective March 23, 2020, the Fund had a 1:40 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:40 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(9,887)	$343,856
Net realized gain	85,886,836	39,293,317
Change in net unrealized appreciation (depreciation)	(43,160,945)	5,048,181
Net increase in net assets resulting from operations	42,716,004	44,685,354
Distributions to shareholders:
Net distributions to shareholders	(26,156)	(419,941)
Total distributions	(26,156)	(419,941)
Capital share transactions:
Proceeds from shares sold	352,398,215	427,638,686
Cost of shares redeemed	(396,269,231)	(478,507,159)
Transaction fees (Note 4)	582,583	143,549
Net decrease in net assets resulting from capital transactions	(43,288,433)	(50,724,924)
Total decrease in net assets	(598,585)	(6,459,511)
Net assets:
Beginning of year/period	36,005,709	42,465,220
End of year/period	$35,407,124	$36,005,709
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,869,564	11,711,532
Shares sold	34,500,000	79,200,000
Shares repurchased	(34,300,000)	(86,041,968)
Shares outstanding, end of year/period	5,069,564	4,869,564

1  Effective March 27, 2020, the Fund had a 12:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 12:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$29.45	$0.06	$0.06	$(0.81)	$(0.75)	$(0.10)	$—	$—	$(0.10)	$28.60	-2.56%	$18,590	0.81%	0.89%	0.41%	0.80%	0.88%	0.42%	0%
For the Year Ended October 31, 2019	$38.58	0.48	0.50	(8.59)	(8.11)	(1.02)	—	—	(1.02)	$29.45	-21.08%	$20,615	0.87%	0.88%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	-22.46%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	-8.91%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[8] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$26.03	0.03	0.03	(1.31)	(1.28)	(0.09)	—	—	(0.09)	$24.66	-4.92%	$135,619	0.46%	0.61%	0.24%	0.45%	0.60%	0.25%	0%
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	$26.03	-10.90%	$19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	-5.74%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	-18.62%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	-1.75%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$17.18	0.07	0.07	(3.23)	(3.16)	(0.12)	—	—	(0.12)	$13.90	-18.46%	$1,390	0.45%	2.76%	0.89%	0.45%	2.76%	0.89%	0%
For the Year Ended October 31, 2019	$21.86	0.36	0.37	(4.63)	(4.27)	(0.41)	—	—	(0.41)	$17.18	-19.67%	$2,577	0.47%	1.56%	1.86%	0.45%	1.54%	1.88%	0%
For the Year Ended October 31, 2018	$20.45	0.22	0.23	1.39	1.61	(0.20)	—	—	(0.20)	$21.86	7.90%	$5,465	0.46%	1.31%	1.08%	0.45%	1.30%	1.09%	0%
For the Year Ended October 31, 2017	$20.04	0.04	0.04	0.37	0.41	—	—	—	—	$20.45	2.05%	$5,113	0.45%	1.46%	0.18%	0.45%	1.46%	0.18%	0%
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	—	—	—	—	$20.04	-10.73%	$12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	-8.78%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$21.50	0.07	0.08	(2.70)	(2.63)	(0.08)	—	—	(0.08)	$18.79	-12.27%	$87,356	1.04%	1.02%	0.62%	0.94%	0.92%	0.72%	0%
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	$21.50	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	-44.05%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	-14.65%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
For the Period April 16, 2015[8] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	-45.73%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1,592%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$24.19	0.02	0.03	1.63	1.65	(0.10)	—	—	(0.10)	$25.74	6.77%	$42,472	1.04%	1.04%	0.15%	0.94%	0.94%	0.25%	37%
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	—	—	(0.19)	$24.19	7.53%	$53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	-52.04%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P 500® Bull 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$59.28	$0.41	$0.43	$(9.85)	$(9.44)	$(0.48)	$(0.21)	$—	$(0.69)	$49.15	-16.21%	$21,295	0.65%	0.90%	1.54%	0.60%	0.85%	1.59%	48%
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	$59.28	23.64%	$10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[9]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
Direxion Daily Small Cap Bull 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$46.69	0.12	0.13	(17.98)	(17.86)	(0.17)	—	—	(0.17)	$28.66	-38.43%	$1,910	0.64%	1.50%	0.56%	0.60%	1.46%	0.60%	27%
For the Year Ended October 31, 2019	$45.85	0.35	0.41	0.92	1.27	(0.43)	—	—	(0.43)	$46.69	2.97%	$3,112	0.59%	1.55%	0.78%	0.46%[9]	1.42%	0.91%	43%
For the Year Ended October 31, 2018	$48.57	0.49	0.64	(0.33)	0.16	(0.56)	(2.32)	—	(2.88)	$45.85	-0.89%	$3,055	0.28%	2.14%	0.92%	0.00%[9]	1.86%	1.20%	119%
For the Year Ended October 31, 2017	$30.66	0.11	0.13	17.80	17.91	—	—	—	—	$48.57	58.41%	$3,237	0.54%	2.63%	0.26%	0.49%	2.58%	0.31%	109%
For the Year Ended October 31, 2016	$30.51	(0.03)	(0.02)	1.13	1.10	—	(0.95)	—	(0.95)	$30.66	3.79%	$2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	-2.54%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
Direxion Daily MSCI Brazil Bull 2X Shares[15]
For the Six Months Ended April 30, 2020 (Unaudited)	$1,116.50	2.51	2.81	(1,056.36)	(1,053.85)	(6.23)	—	—	(6.23)	$56.42	-94.90%	$133,231	1.10%	1.10%	1.36%	0.94%	0.94%	1.52%	155%
For the Year Ended October 31, 2019	$1,029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	$1,116.50	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	$1,410.15	14.00	15.75	(380.80)	(366.80)	(13.65)	—	(0.70)	(14.35)	$1,029.00	-25.98%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$1,660.75	(1.05)	1.40	(249.55)	(250.60)	—	—	—	—	$1,410.15	-15.09%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$576.80	(5.25)	(4.20)	1,089.20	1,083.95	—	—	—	—	$1,660.75	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	$5,285.00	(14.00)	(14.00)	(4,694.20)	(4,708.20)	—	—	—	—	$576.80	-89.09%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
Direxion Daily Russia Bull 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$54.05	0.25	0.27	(40.97)	(40.72)	(0.13)	—	—	(0.13)	$13.20	-75.30%	$78,128	1.12%	1.12%	1.68%	0.95%	0.95%	1.85%	225%
For the Year Ended October 31, 2019	$36.69	1.13	1.27	17.14	18.27	(0.91)	—	—	(0.91)	$54.05	50.52%	$76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	-23.20%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	$126.96	(0.42)	(0.42)	(94.66)	(95.08)	—	(0.04)	—	(0.04)	$31.84	-74.90%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
Direxion Daily Energy Bull 2X Shares[12]
For the Six Months Ended April 30, 2020 (Unaudited)	$143.60	0.57	0.58	(127.57)	(127.00)	(0.74)	—	—	(0.74)	$15.86	-88.91%	$335,580	1.02%	1.03%	2.67%	0.95%	0.96%	2.74%	32%
For the Year Ended October 31, 2019	$253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	$143.60	-42.46%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	$291.60	4.20	4.60	(36.40)	(32.20)	(5.90)	—	(0.10)	(6.00)	$253.40	-11.59%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$304.00	2.70	2.90	(14.30)	(11.60)	(0.80)	—	—	(0.80)	$291.60	-3.77%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$344.60	(0.80)	(0.60)	(39.80)	(40.60)	—	—	—	—	$304.00	-11.78%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	$842.10	(1.70)	(1.70)	(495.80)	(497.50)	—	—	—	—	$344.60	-59.08%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Energy Bear 2X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$50.61	$0.04	$0.07	$9.01	$9.05	$(0.23)	$—	$—	$(0.23)	$59.43	17.77%	$24,190	1.04%	1.11%	0.12%	0.95%	1.02%	0.21%	0%
For the Year Ended October 31, 2019	$44.87	0.57	0.66	5.89	6.46	(0.72)	—	—	(0.72)	$50.61	14.51%	$25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	-19.34%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	-16.64%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	—	—	—	—	$67.00	-41.48%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	$86.65	(1.05)	(1.00)	28.90	27.85	—	—	—	—	$114.50	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Gold Miners Index Bull 2X Shares[16]
For the Six Months Ended April 30, 2020 (Unaudited)	$158.15	0.17	0.33	(95.07)	(94.90)	(0.71)	—	—	(0.71)	$62.54	-60.27%	$991,644	1.22%	1.22%	0.31%	0.92%	0.92%	0.61%	168%
For the Year Ended October 31, 2019	$66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	$158.15	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	$145.15	0.55	0.60	(79.00)	(78.45)	(0.10)	—	(0.20)	(0.30)	$66.40	-54.12%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$281.40	(0.70)	(0.65)	(135.55)	(136.25)	—	—	—	—	$145.15	-48.42%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$138.00	(2.20)	(2.00)	145.60	143.40	—	—	—	—	$281.40	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	$441.20	(2.80)	(2.80)	(300.40)	(303.20)	—	—	—	—	$138.00	-68.72%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
Direxion Daily Gold Miners Index Bear 2X Shares[17]
For the Six Months Ended April 30, 2020 (Unaudited)	$169.75	0.41	0.44	(134.28)	(133.87)	(1.05)	—	—	(1.05)	$34.83	-79.21%	$115,369	0.95%	0.95%	0.62%	0.92%	0.92%	0.65%	0%
For the Year Ended October 31, 2019	$875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	$169.75	-80.38%	$378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	$683.50	2.75	3.75	190.75	193.50	(1.50)	—	—	(1.50)	$875.50	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$955.50	(2.25)	(1.75)	(269.75)	(272.00)	—	—	—	—	$683.50	-28.47%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$19,975.00	(11.50)	(11.25)	(19,008.00)	(19,019.50)	—	—	—	—	$955.50	-95.22%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	$58,150.00	(212.50)	(212.50)	(37,962.50)	(38,175.00)	—	—	—	—	$19,975.00	-65.65%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
Direxion Daily Junior Gold Miners Index Bull 2X Shares[18]
For the Six Months Ended April 30, 2020 (Unaudited)	$695.10	0.16	0.49	(618.74)	(618.58)	(0.12)	—	—	(0.12)	$76.40	-88.98%	$586,385	1.14%	1.14%	0.13%	0.89%	0.89%	0.38%	137%
For the Year Ended October 31, 2019	$357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	$695.10	95.77%	$948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	$756.50	2.00	2.50	(401.00)	(399.00)	—	—	—	—	$357.50	-52.74%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$2,448.00	4.00	4.00	(1,691.00)	(1,687.00)	(4.50)	—	—	(4.50)	$756.50	-69.00%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$798.00	(22.00)	(18.00)	1,672.00	1,650.00	—	—	—	—	$2,448.00	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	$3,906.00	(18.00)	(18.00)	(2,978.00)	(2,996.00)	—	(112.00)	—	(112.00)	$798.00	-78.75%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
Direxion Daily Junior Gold Miners Index Bear 2X Shares[17]
For the Six Months Ended April 30, 2020 (Unaudited)	$335.75	0.54	0.57	(305.89)	(305.35)	(1.82)	—	—	(1.82)	$28.58	-91.27%	$89,844	0.95%	0.95%	0.67%	0.91%	0.91%	0.71%	0%
For the Year Ended October 31, 2019	$1,892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	$335.75	-82.03%	$148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	$1,612.00	7.00	8.25	278.00	285.00	(4.75)	—	—	(4.75)	$1,892.25	17.07%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$2,686.00	(5.00)	(3.50)	(1,069.00)	(1,074.00)	—	—	—	—	$1,612.00	-39.99%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$145,400.00	(37.00)	(37.00)	(142,677.00)	(142,714.00)	—	—	—	—	$2,686.00	98.15%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	$692,000.00	(1900.00)	(1850.00)	(525,700.00)	(527,600.00)	—	(19000.00)	—	(19000.00)	$145,400.00	-77.88%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[11,13]
For the Six Months Ended April 30, 2020 (Unaudited)	$270.40	$0.50	$0.52	$(226.91)	$(226.41)	$(2.92)	$—	$—	$(2.92)	$41.07	-96.20%	$321,515	1.01%	1.03%	1.12%	0.95%	0.97%	1.18%	204%
For the Year Ended October 31, 2019	$2,188.00	6.00	6.90	(1,917.80)	(1,911.80)	(5.80)	—	—	(5.80)	$270.40	-87.55%	$193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	$2,443.00	6.00	9.00	(260.00)	(254.00)	(1.00)	—	—	(1.00)	$2,188.00	-10.42%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$3,453.00	(6.00)	(4.00)	(838.00)	(844.00)	—	(166.00)	—	(166.00)	$2,443.00	-27.03%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$6,745.00	(26.00)	(25.00)	(3,266.00)	(3,292.00)	—	—	—	—	$3,453.00	-48.81%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[8] through October 31, 2015	$20,000.00	(25.00)	(25.00)	(13,230.00)	(13,255.00)	—	—	—	—	$6,745.00	-66.28%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares[14]
For the Six Months Ended April 30, 2020 (Unaudited)	$7.39	0.00[10]	0.02	(0.41)	(0.41)	0.00[10]	—	—	0.00[10]	$6.98	-5.55%	$35,407	1.38%	1.43%	(0.04)%	0.95%	1.00%	0.39%	0%
For the Year Ended October 31, 2019	$3.63	0.04	0.07	3.79	3.83	(0.07)	—	—	(0.07)	$7.39	106.33%	$36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	$6.86	0.03	0.03	(3.24)	(3.21)	(0.02)	—	—	(0.02)	$3.63	-46.86%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$10.40	(0.03)	(0.02)	(3.51)	(3.54)	—	—	—	—	$6.86	-34.05%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$29.57	(0.11)	(0.11)	(19.06)	(19.17)	—	—	—	—	$10.40	-64.83%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
For the Period May 28, 2015[8] through October 31, 2015	$20.83	(0.14)	(0.14)	8.88	8.74	—	—	—	—	$29.57	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective November 22, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective March 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective March 23, 2020, the Fund had a 1:40 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:40 stock split.

14  Effective March 27, 2020, the Fund had a 12:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 12:1 stock split.

15  Effective April 23, 2020, the Fund had a 1:35 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:35 stock split.

16  Effective April 23, 2020, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

17  Effective April 23, 2020, the Funds had a 1:25 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:25 stock split.

18  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2020

1. ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 89 separate series (each, a "Fund" and together the "Funds"). 17 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares*
Direxion Daily Russia Bull X Shares*
Direxion Daily Energy Bull 2X Shares*	Direxion Daily Energy Bear 2X Shares*
Direxion Daily Gold Miners Index Bull 2X Shares*	Direxion Daily Gold Miners Index Bear 2X Shares*
Direxion Daily Junior Gold Miners Index Bull 2X Shares*	Direxion Daily Junior Gold Miners Index Bear 2X Shares*
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares*	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares*

*  Effective April 1, 2020, these Funds' new investment objective and strategy changed to seek daily leveraged, or daily inverse leveraged, investment results, before fees and expenses, of 200% or -200%, as applicable, of the performance of their underlying index. Prior to April 1, 2020, the investment objective and strategy were 300% or -300%.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%

DIREXION SEMI-ANNUAL REPORT
56

Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily Russia Bull 2X Shares	MVIS Russia Index	200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Daily 20+ Year Treasury Bear 1X Shares (the "Fixed Income Fund") does not calculate it's NAV, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, the Fixed Income Fund calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular

DIREXION SEMI-ANNUAL REPORT
57

index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the

DIREXION SEMI-ANNUAL REPORT
58

Statements of Assets and Liabilities. As of April 30, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$47,165	$—	$47,165[1]	$—	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	1,377,457	—	1,377,457[1]	—
Direxion Daily Russia Bull 2X Shares	815,913	—	640,000	175,913	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	38,591,958	—	38,591,958[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	3,132,461	—	3,132,461[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	31,577,015	—	23,040,000	8,537,015	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	10,278,841	—	10,278,841[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
59

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$83	$83	$—	$—	$298,263	$83	$298,180[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	945,838	628,602	317,236[1]	—	628,602	628,602	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	915,072	35,785	879,287[1]	—	35,785	35,785	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	267,761	267,761	—	—	4,192,400	267,761	3,924,639[1]	—
Direxion Daily Russia Bull 2X Shares	1,053,063	130,577	360,000	562,486	130,577	130,577	—	—
Direxion Daily Energy Bull 2X Shares	8,226,980	—	8,226,980[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	3,454,371	—	3,454,371[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	3,072,868	—	3,072,868[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	4,749,984	—	—	4,749,984	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	2,990,888	—	2,990,888[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	2,899,326	—	2,899,326[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	27,324,680	—	19,340,000	7,984,680	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
60

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	$—	$—	$—	$—	$1,464,225	$—	$1,464,225[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$140,946	$—	$140,946[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	15,081	—	15,081[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	17,208	—	17,208[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	571,466	—	571,466[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	99	—	—	99	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	1,324,978	—	1,324,978[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	969,675	—	19,000	950,675	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
61

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$14,362,563	$—	$14,362,563[1]	$—	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	2,368,533	—	2,368,533[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$4,454	$—	$—	$4,454	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—	7,171,496	—	7,171,496[1]	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	72,905	—	72,905[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	131,424	—	—	131,424	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	470,632	—	—	470,632	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	97,380	—	—	97,380	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	2,273,277	—	2,070,000	203,277	—	—	—	—
Direxion Daily Russia Bull 2X Shares	147,450	—	—	147,450	—	—	—	—
DIREXION SEMI-ANNUAL REPORT
62

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 2X Shares	$22,938,237	$—	$11,690,000	$11,248,237	$—	$—	$—	$—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	1,888,470	—	1,888,470[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	6,889,595	—	6,889,595[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	2,113	—	—	2,113	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	5,302,049	—	5,302,049[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	2,740,833	—	2,740,833[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	424	—	424[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	933,635	—	933,635[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bull 2X Shares	$37,275,469	$—	$37,275,469[1]	$—	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	2,643,715	—	2,643,715[1]	—

DIREXION SEMI-ANNUAL REPORT
63

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$12,042,623	$—	$12,042,623[1]	$—	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	31,332,885	—	11,320,000	20,012,885	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	2,275,729	—	2,275,729[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$7,985,232	$—	$7,985,232[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	264,566	—	264,566[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	382,520	—	382,520[1]	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	1,035,257	—	1,035,257[1]	—
Direxion Daily Russia Bull 2X Shares	1,572,503	—	1,250,000	322,503	—	—	—	—
Direxion Daily Energy Bull 2X Shares	37,603,334	—	37,603,334[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
64

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bear 2X Shares	$—	$—	$—	$—	$5,141,858	$—	$5,141,858[1]	$—
Direxion Daily Gold Miners Index Bull 2X Shares	33,564,385	—	33,564,385[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	13,538,484	—	13,538,484[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	10,109,169	—	10,109,169[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,553,747	—	—	1,553,747	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	354	—	354[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	6,964,393	—	6,964,393[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures

DIREXION SEMI-ANNUAL REPORT
65

contracts and short positions. The Funds were not invested in any type of options during the six months ended April 30, 2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2020, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2020, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily CSI 300 China A Share Bull 2X Shares	$28,554,475	$27,802,991	$1,897,453	$29,700,444
Direxion Daily CSI China Internet Index Bull 2X Shares	8,832,733	9,232,893	—	9,232,893
Direxion Daily MSCI Brazil Bull 2X Shares	12,137,640	13,037,996	—	13,037,996

DIREXION SEMI-ANNUAL REPORT
66

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the six months ended April 30, 2020.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the six months ended April 30, 2020 and year ended October 31, 2019 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Six Months Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$94,967	$—	$—	$870,624	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	124,654	—	—	291,409	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	13,482	—	—	80,132	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	446,175	—	—	863,144	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	215,753	—	—	458,946	—	—
Direxion Daily S&P 500® Bull 2X Shares	126,494	—	—	169,500	—	—
Direxion Daily Small Cap Bull 2X Shares	11,024	—	—	28,452	—	—

DIREXION SEMI-ANNUAL REPORT
67

	Six Months Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily MSCI Brazil Bull 2X Shares	$2,223,333	$—	$—	$4,444,273	$—	$—
Direxion Daily Russia Bull 2X Shares	654,758	—	—	2,965,266	—	—
Direxion Daily Energy Bull 2X Shares	1,311,683	—	—	5,278,075	—	—
Direxion Daily Energy Bear 2X Shares	84,408	—	—	359,503	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	7,134,050	—	—	4,794,202	—	1,788,771
Direxion Daily Gold Miners Index Bear 2X Shares	1,503,982	—	—	2,899,040	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	1,033,218	—	—	5,035,748	—	475,303
Direxion Daily Junior Gold Miners Index Bear 2X Shares	576,068	—	—	1,163,840	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	436,385	—	—	2,084,795	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	26,156	—	—	419,941	—	—

At October 31, 2019, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(1,680,374)	$22,167	$—	$(17,667,528)	$(19,325,735)
Direxion Daily S&P 500® Bear 1X Shares	(3,511,415)	29,424	—	(9,715,969)	(13,197,960)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(585,609)	4,228	—	(3,865,022)	(4,446,403)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(26,030,952)	60,527	—	(14,914,108)	(40,884,533)
Direxion Daily CSI China Internet Index Bull 2X Shares	(10,240,691)	46,338	—	(43,385,961)	(53,580,314)
Direxion Daily S&P 500® Bull 2X Shares	1,939,526	64,262	—	—	2,003,788
Direxion Daily Small Cap Bull 2X Shares	344,637	3,411	—	(125,419)	222,629
Direxion Daily MSCI Brazil Bull 2X Shares	64,279,608	—	—	—	64,279,608
Direxion Daily Russia Bull 2X Shares	10,616,684	12,923	—	(56,678,745)	(46,049,138)
Direxion Daily Energy Bull 2X Shares	(108,394,848)	71,248	—	(210,512,301)	(318,835,901)
Direxion Daily Energy Bear 2X Shares	(5,798,535)	23,214	—	(155,051,797)	(160,827,118)
Direxion Daily Gold Miners Index Bull 2X Shares	145,512,402	—	—	(1,455,135,211)	(1,309,622,809)
Direxion Daily Gold Miners Index Bear 2X Shares	(213,105,163)	487,595	—	(347,285,096)	(559,902,664)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(84,250,620)	—	—	(801,339,096)	(885,589,716)

DIREXION SEMI-ANNUAL REPORT
68

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	$(94,184,553)	$151,337	$—	$(74,215,832)	$(168,249,048)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(239,142,498)	69,166	—	(146,675,316)	(385,748,648)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	16,107,724	1,005	—	(4,665,137)	11,443,592

1  Other Accumulated Earnings (Losses) consist of capital loss carryover.

At April 30, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$4,311,607	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	40,534,582	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	500,267	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	91,453,806	—	(3,596,473)	(3,596,473)
Direxion Daily CSI China Internet Index Bull 2X Shares	41,981,811	—	(407,799)	(407,799)
Direxion Daily S&P 500® Bull 2X Shares	18,990,768	2,161,388	—	2,161,388
Direxion Daily Small Cap Bull 2X Shares	2,043,011	—	(31,192)	(31,192)
Direxion Daily MSCI Brazil Bull 2X Shares	118,279,280	3,159,345	—	3,159,345
Direxion Daily Russia Bull 2X Shares	64,111,183	4,090,091	—	4,090,091
Direxion Daily Energy Bull 2X Shares	244,229,569	23,595,957	—	23,595,957
Direxion Daily Energy Bear 2X Shares	25,285,668	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	456,940,529	21,318,942	—	21,318,942
Direxion Daily Gold Miners Index Bear 2X Shares	67,183,365	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	323,940,190	28,595,471	—	28,595,471
Direxion Daily Junior Gold Miners Index Bear 2X Shares	44,249,109	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	187,798,483	6,463,194	—	6,463,194
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	34,503,166	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019. At October 31, 2019, no Funds deferred any qualified late year losses.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

DIREXION SEMI-ANNUAL REPORT
69

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$17,667,528	$—
Direxion Daily S&P 500® Bear 1X Shares	9,715,969	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	3,865,022	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	14,914,108	—
Direxion Daily CSI China Internet Index Bull 2X Shares	43,385,961	—
Direxion Daily S&P 500® Bull 2X Shares	—	—
Direxion Daily Small Cap Bull 2X Shares	116,642	8,777
Direxion Daily MSCI Brazil Bull 2X Shares	—	—
Direxion Daily Russia Bull 2X Shares	56,678,745	—
Direxion Daily Energy Bull 2X Shares	165,342,435	45,166,131
Direxion Daily Energy Bear 2X Shares	155,049,961	—
Direxion Daily Gold Miners Index Bull 2X Shares	850,559,703	604,575,508
Direxion Daily Gold Miners Index Bear 2X Shares	347,285,096	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	801,339,096	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	74,215,832	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	144,673,738	2,001,578
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	4,665,137	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2019. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the six months ended April 30, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales,

DIREXION SEMI-ANNUAL REPORT
70

short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares		—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	24,993,650	—	25,171,282	59,584,331
Direxion Daily CSI China Internet Index Bull 2X Shares	23,938,269	9,217,615	19,639,351	35,696,438
Direxion Daily S&P 500® Bull 2X Shares	12,191,670	6,276,025	4,117,744	—
Direxion Daily Small Cap Bull 2X Shares	696,424	1,223,229	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	222,742,340	683,014,439	679,086,996	266,347,149
Direxion Daily Russia Bull 2X Shares	43,457,925	49,920,178	75,078,573	43,706,037
Direxion Daily Energy Bull 2X Shares	50,680,003	299,324,525	350,658,146	70,844,945
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	865,304,000	1,455,433,838	1,136,276,878	1,016,337,618
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	301,649,950	681,971,325	817,243,140	613,710,671
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	204,985,911	352,033,946	307,056,166	169,741,121
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the six months ended April 30, 2020.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's

DIREXION SEMI-ANNUAL REPORT
71

respective average daily net assets at least until September 1, 2021. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily Russia Bull 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	April 30, 2023	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$9,308	$401	$—	$6,269	$9,308	$15,978
Direxion Daily S&P 500® Bear 1X Shares	—	30,958	26,277	49,159	45,074	30,958	151,468
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	22,033	20,617	47,120	44,586	22,033	134,356
Direxion Daily CSI 300 China A Share Bull 2X Shares	13,165	1,161	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	2,201	2,201	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	—	16,615	17,776	29,764	29,047	16,615	93,202
Direxion Daily Small Cap Bull 2X Shares	—	12,223	29,214	47,880	24,631	12,223	113,948
Direxion Daily MSCI Brazil Bull 2X Shares	7,687	7,687	—	—	—	—	—
Direxion Daily Russia Bull 2X Shares	3,294	3,294	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	315	14,937	14,550	11,598	19,138	14,937	60,223
Direxion Daily Energy Bear 2X Shares	—	12,465	18,020	23,235	21,811	12,465	75,531
Direxion Daily Gold Miners Index Bull 2X Shares	15,872	15,872	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	3,666	3,666	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
72

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	April 30, 2023	Recoupment Amount
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$6,960	$6,960	$—	$—	$—	$—	$—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,961	1,961	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	10	14,044	15,806	22,234	20,053	14,044	72,137
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	13,089	14,337	20,109	21,966	13,089	69,501

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2020 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2020:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$4,311,607	$14,721,856	$51,702	$(439,209)
Direxion Daily S&P 500® Bear 1X Shares	—	—	40,534,582	110,239,217	—	(15,156,728)
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	500,267	987,545	—	(87,986)

DIREXION SEMI-ANNUAL REPORT
73

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bull 2X Shares	$29,219,641	$—	$58,637,692	$30,679,566	$1,077,262	$(2,287,833)
Direxion Daily CSI China Internet Index Bull 2X Shares	19,394,394	—	22,179,618	14,692,819	1,869,058	(35,785)
Direxion Daily S&P 500® Bull 2X Shares	21,081,731	—	70,425	817,421	470,632	—
Direxion Daily Small Cap Bull 2X Shares	1,840,629	—	171,190	71,490	97,479	—
Direxion Daily MSCI Brazil Bull 2X Shares	63,228,766	—	58,209,859	43,425,020	2,541,038	(5,227,657)
Direxion Daily Russia Bull 2X Shares	34,326,379	—	33,874,895	15,828,890	3,588,929	(130,577)
Direxion Daily Energy Bull 2X Shares	—	174,736,051	93,089,475	124,479,059	68,768,551	—
Direxion Daily Energy Bear 2X Shares	—	—	25,285,668	11,556,145	—	(10,484,699)
Direxion Daily Gold Miners Index Bull 2X Shares	122,911,439	—	355,348,032	623,021,677	109,431,812	(11,287,441)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	67,183,365	59,256,288	5,721,772	(19,314,660)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	141,513,098	—	211,022,563	312,314,792	44,807,292	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	44,249,109	32,023,041	1,553,747	(8,008,692)
Direxion Daily S&P Oil & GasExp. & Prod. Bull 2X Shares	66,344,097	—	127,917,580	160,439,746	90,234,580	(778)
Direxion Daily S&P Oil & GasExp. & Prod. Bear 2X Shares	—	—	34,503,166	15,188,113	—	(21,916,823)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the six months ended April 30, 2020.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced

DIREXION SEMI-ANNUAL REPORT
74

disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2020, the Funds were invested in swap contracts. At April 30, 2020, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$51,702	$—	$51,702
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,077,262	—	1,077,262
Direxion Daily CSI China Internet Index Bull 2X Shares	1,869,058	—	1,869,058
Direxion Daily S&P 500® Bull 2X Shares	470,632	—	470,632
Direxion Daily Small Cap Bull 2X Shares	97,479	—	97,479
Direxion Daily MSCI Brazil Bull 2X Shares	2,541,038	—	2,541,038
Direxion Daily Russia Bull 2X Shares	3,588,929	—	3,588,929
Direxion Daily Energy Bull 2X Shares	68,768,551	—	68,768,551
Direxion Daily Gold Miners Index Bull 2X Shares	109,431,812	—	109,431,812
Direxion Daily Gold Miners Index Bear 2X Shares	5,721,772	—	5,721,772
Direxion Daily Junior Gold Miners Index Bull 2X Shares	44,807,292	—	44,807,292
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,553,747	—	1,553,747
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	90,234,580	—	90,234,580
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$439,209	$—	$439,209
Direxion Daily S&P 500® Bear 1X Shares	15,156,728	—	15,156,728
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	87,986	87,986
Direxion Daily CSI 300 China A Share Bull 2X Shares	2,287,833	—	2,287,833
Direxion Daily CSI China Internet Index Bull 2X Shares	35,785	—	35,785
Direxion Daily MSCI Brazil Bull 2X Shares	5,227,657	—	5,227,657
Direxion Daily Russia Bull 2X Shares	130,577	—	130,577
Direxion Daily Energy Bear 2X Shares	10,484,699	—	10,484,699
Direxion Daily Gold Miners Index Bull 2X Shares	11,287,441	—	11,287,441
Direxion Daily Gold Miners Index Bear 2X Shares	19,314,660	—	19,314,660
Direxion Daily Junior Gold Miners Index Bear 2X Shares	8,008,692	—	8,008,692
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	778	—	778
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	21,916,823	—	21,916,823

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2020, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(244,499)	$—	$—	$(282,463)	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(4,463,545)	—	—	(14,397,645)	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(444,115)	—	—	156,147	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	1,423,957	—	—	(9,027,236)	—	—

DIREXION SEMI-ANNUAL REPORT
75

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	$5,614,862	$—	$—	$(3,134,268)	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	622,563	—	—	(428,498)	—	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	(527,537)	—	—	(80,767)	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	(502,865,104)	—	—	(83,486,316)	—	—
Direxion Daily Russia Bull 2X Shares	Swap Contracts	(34,593,957)	—	—	(7,707,682)	—	—
Direxion Daily Energy Bull 2X Shares	Swap Contracts	(296,705,729)	—	—	69,193,131	—	—
Direxion Daily Energy Bear 2X Shares	Swap Contracts	59,384,344	—	—	(11,945,831)	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	(153,689,437)	—	—	(299,943,468)	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(154,905,201)	—	—	85,897,869	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	(393,768,375)	—	—	(266,512,903)	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	(80,650,300)	—	—	27,038,370	—	—
Direxion Daily S&P Oil & GasExp. & Prod. Bull 2X Shares	Swap Contracts	(242,265,543)	—	—	105,008,373	—	—
Direxion Daily S&P Oil & GasExp. & Prod. Bear 2X Shares	Swap Contracts	85,886,836	—	—	(43,160,945)	—	—

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the six months ended April 30, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$23,537,598
Direxion Daily S&P 500® Bear 1X Shares	—	52,044,784
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	1,736,354
Direxion Daily CSI 300 China A Share Bull 2X Shares	186,576,107	—
Direxion Daily CSI China Internet Index Bull 2X Shares	77,934,912	—
Direxion Daily S&P 500® Bull 2X Shares	14,620,175	—
Direxion Daily Small Cap Bull 2X Shares	2,849,888	—
Direxion Daily MSCI Brazil Bull 2X Shares	673,050,514	—
Direxion Daily Russia Bull 2X Shares	168,588,781	—
Direxion Daily Energy Bull 2X Shares	553,567,797	—
Direxion Daily Energy Bear 2X Shares	—	71,145,935
Direxion Daily Gold Miners Index Bull 2X Shares	2,908,491,621	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	720,191,751

DIREXION SEMI-ANNUAL REPORT
76

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Junior Gold Miners Index Bull 2X Shares	$1,980,858,551	$—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	313,279,985
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	449,175,768	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	107,708,416

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to

DIREXION SEMI-ANNUAL REPORT
77

exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

DIREXION SEMI-ANNUAL REPORT
78

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  ADDITIONAL INFORMATION

On March 23, 2020 and April 23, 2020, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Energy Bull 2X Shares	3/23/20	1	:10	$0.57	$5.70	117,050,017	11,705,002
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	3/23/20	1	:40	0.33	13.20	194,869,703	4,871,743
Direxion Daily MSCI Brazil Bull 2X Shares	4/23/20	1	:35	1.68	58.80	80,903,728	2,311,535
Direxion Daily Gold Miners Index Bull 2X Shares	4/23/20	1	:5	12.76	63.80	84,985,823	16,997,165
Direxion Daily Gold Miners Index Bear 2X Shares	4/23/20	1	:25	1.39	34.75	79,068,705	3,162,748
Direxion Daily Junior Gold Miners Index Bull 2X Shares	4/23/20	1	:10	7.56	75.60	92,048,763	9,204,876
Direxion Daily Junior Gold Miners Index Bear 2X Shares	4/23/20	1	:25	1.18	29.50	63,087,735	2,523,509

On March 27, 2020, shares of the following fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	3/27/20	12	:1	232.49	19.37	55,797	669,564

11.  RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Fund's financial statements.

DIREXION SEMI-ANNUAL REPORT
79

12.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 22, 2020, certain Funds declared income distributions with an ex-date of June 23, 2020 and payable date of June 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily CSI 300 China A Share Bull 2X Shares	$0.00884
Direxion Daily S&P 500® Bull 2X Shares	0.26575
Direxion Daily Small Cap Bull 2X Shares	0.12415
Direxion Daily MSCI Brazil Bull 2X Shares	0.34908
Direxion Daily Energy Bull 2X Shares	0.16120
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.00909

DIREXION SEMI-ANNUAL REPORT
80

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT
81

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	130	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	130	None.
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	130	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	130	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
82

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	130	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	130	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION SEMI-ANNUAL REPORT
83

Direxion Shares ETF Trust

Trustees and Officers

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
84

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 26, 2019 to review the liquidity risk management program (the "Liquidity Program"). The Board has appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from December 1, 2018 through October 31, 2019. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION SEMI-ANNUAL REPORT
85

SEMI-ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	15
Allocation of Portfolio Holdings	19
Schedules of Investments	20
Statements of Assets and Liabilities	93
Statements of Operations	106
Statements of Changes in Net Assets	119
Financial Highlights	144
Notes to the Financial Statements	153
Supplemental Information	196
Trustees and Officers	197
Board Review of Investment Advisory Agreement	200
Board Review of Liquidity Risk Management Program	202

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to April 30, 2020 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began amidst the enduring backdrop of U.S. and China trade negotiations. News of a phase one trade deal was enough to boost the S&P 500 Index to record levels in the U.S., while emerging markets benefitted from a weaker U.S. Dollar and global central bank easing. As U.S. equity markets began to emerge from a relatively sideways trend that had persisted since mid-summer 2019, Asian and emerging equity markets both benefitted from the reduced geo-political tensions. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end. The advent of 2020 saw Coronavirus added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing, and with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp what began as a localized epidemic in China, could turn into a global pandemic that may produce economic shock around the world. U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant as equity indexes posted their largest weekly losses since the financial crisis. In an effort to bolster the market, the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses and markets that were selling off sharply. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as social distancing and working from home became the norm, equities began to rebound on hopes of the economy reopening, with signs that lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S.

Fixed income markets began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 bps in preparation for the supply chain shocks overseas. The succeeding 100 bps cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, bull steepening of the yield curve resulted, and investors continued piling into treasuries as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out at end of the Semi-Annual Period.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

DIREXION SEMI-ANNUAL REPORT

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

DIREXION SEMI-ANNUAL REPORT

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Semi-Annual Period, the S&P Mid Cap 400® Index returned -15.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned -60.81%, while the model indicated an expected return of -59.52%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned -3.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned -34.87%, while the model indicated an expected return of -32.88%. The Direxion Daily S&P 500® Bear 3X Shares returned -36.56%, while the model indicated an expected return of -37.75%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned -15.47%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned -62.25%, while the model indicated an expected return of -61.43%. The Direxion Daily Small Cap Bear 3X Shares returned -21.98%, while the model indicated an expected return of -23.00%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Semi-Annual Period, the FTSE China 50 Index returned -4.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -31.57%, while the model indicated an expected return of -29.47%. The Direxion Daily FTSE China Bear 3X Shares returned -20.35%, while the model indicated an expected return of -21.91%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned -16.22%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned -57.57%, while the model indicated an expected return of -56.22%.

The Direxion Daily Latin America Bull 3X Shares seeks to provide 300% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Semi-Annual Period, the S&P® Latin America 40 Index returned -41.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -90.96%, while the model indicated an expected return of -90.63%.

The Direxion Daily MSCI Developed Markets Bull 3X Shares seeks to provide 300% of the daily return of the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-capitalization companies from developed market countries, excluding the U.S. and Canada. For the Semi-Annual Period, the MSCI EAFE® Index returned -15.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Developed Markets Bull 3X Shares returned -53.62%, while the model indicated an expected return of -52.18%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Semi-Annual Period, the MSCI Emerging Market IndexSM returned -12.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned -51.12%, while the model indicated an expected return of -49.81%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -11.12%, while the model indicated an expected return of -12.25%.

The Direxion Daily MSCI India Bull 3X Shares seeks to provide 300% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Semi-Annual Period, the MSCI India Index returned -21.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 3X Shares returned -73.26%, while the model indicated an expected return of -72.25%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily MSCI Japan Bull 3X Shares seeks to provide 300% of the MSCI Japan Index. The MSCI Japan Index is designed to measure the performance of the large- and mid-capitalization segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization of Japanese issuers. For the Semi-Annual Period, the MSCI Japan Index returned -10.75%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Japan Bull 3X Shares returned -40.75%, while the model indicated an expected return of -38.78%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Semi-Annual Period, the MSCI Mexico IMI 25/50 Index returned -33.32%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned -81.74%, while the model indicated an expected return of -81.23%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Semi-Annual Period, the MSCI Korea 25/50 Index returned -10.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned -55.67%, while the model indicated an expected return of -54.24%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Semi-Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned -28.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned -78.59% for the same period, while the model indicated an expected return of -77.87%.

The Direxion Daily Communication Services Index Bull 3X Shares and the Direxion Daily Communication Services Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Communication Services Select Sector Index. The Communication Services Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. For the Semi-Annual Period, the Communication Services Select Sector Index returned -0.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Communication Services Index Bull 3X Shares returned -24.50% for the same period, while the model indicated an expected return of -22.19%. The Direxion Daily Communication Services Index Bear 3X Shares returned -35.84% for the same period, while the model indicated an expected return of -37.04%.

The Direxion Daily Consumer Discretionary Bull 3X Shares and the Direxion Daily Consumer Discretionary Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile

DIREXION SEMI-ANNUAL REPORT

components; distributors; leisure equipment & products; and diversified consumer services. For the Semi-Annual Period, the Consumer Discretionary Select Sector Index returned -2.67%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned -33.05% for the same period, while the model indicated an expected return of -30.98%. The Direxion Daily Consumer Discretionary Bear 3X Shares returned -34.28% for the same period, while the model indicated an expected return of -35.54%.

The Direxion Daily Consumer Staples Bull 3X Shares and the Direxion Daily Consumer Staples Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Staples Select Sector Index. The Consumer Staples Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. For the Semi-Annual Period the Consumer Staples Select Sector Index returned -3.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Staples Bull 3X Shares returned -27.91% for the same period, while the model indicated an expected return of -25.70%. The Direxion Daily Consumer Staples Bear 3X Shares returned -23.99% for the same period, while the model indicated an expected return of -25.53%.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Since the Funds' inception on November 7, 2019, the Dow Jones Internet Composite Index returned 10.93%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 1.62%, while the model indicated an expected return of 4.49%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -54.85%, while the model indicated an expected return of -55.57%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). For the Semi-Annual Period, the Russell 1000® Financial Services Index returned -15.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned -63.55%, while the model indicated an expected return of -62.37%. The Direxion Daily Financial Bear 3X Shares returned -27.10%, while the model indicated an expected return of -28.42%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Semi-Annual Period, the Health Care Select Sector Index returned 7.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned -5.28%, while the model indicated an expected return of -2.44%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Semi-Annual Period, the Dow Jones U.S. Select Home Construction Index returned -17.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares -75.61%, while the model indicated an expected return of -74.73%.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Semi-Annual Period, the Industrials Select Sector Index returned -17.19%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned -61.76%, while the model indicated an expected return of -60.40%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US IMI Real Estate 25/50 Index. The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). For Semi-Annual Period, the MSCI US IMI Real Estate 25/50 Index returned -17.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned -67.50%, while the model indicated an expected return of -66.42%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -18.48%, while the model indicated an expected return of -19.62%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Semi-Annual Period, the S&P Pharmaceuticals Select Industry Index 8.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned -5.81%, while the model indicated an expected return of -2.91%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Semi-Annual Period, the S&P Regional Banks Select Industry Index returned -28.03%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned -81.83%, while the model indicated an expected return of -81.22%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Semi-Annual Period, the S&P Retail Select Industry Index returned -14.28%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should

DIREXION SEMI-ANNUAL REPORT

not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned -58.23%, while the model indicated an expected return of -57.03%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares seeks to provide 300% of the daily return of the Indxx Global Robotics and Artificial Intelligence Thematic Index. The Indxx Global Robotics and Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Semi-Annual Period, the Indxx Global Robotics and Artificial Intelligence Thematic Index returned -1.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares returned -36.44%, while the model indicated an expected return of -34.32%.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Since the Funds' inception on November 7, 2019, the Dow Jones Internet Composite Index returned -18.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned -69.92%, while the model indicated an expected return of -68.94%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -33.04%, while the model indicated an expected return of -33.53%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Biotechnology Select Industry Index returned 16.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -0.64%, while the model indicated an expected return of 2.11%. The Direxion Daily S&P Biotech Bear 3X Shares returned -66.10%, while the model indicated an expected return of -66.51%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Semi-Annual Period, the PHLX Semiconductor Index returned 5.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned -34.14%, while the model indicated an expected return of -32.18%. The Direxion Daily Semiconductor Bear 3X Shares returned -69.25%, while the model indicated an expected return of -68.94%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services;

DIREXION SEMI-ANNUAL REPORT

and office electronics. For the Semi-Annual Period, the Technology Select Sector Index returned 10.36%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned -12.36%, while the model indicated an expected return of -9.54%. The Direxion Daily Technology Bear 3X Shares returned -64.80%, while the model indicated an expected return of -65.38%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Semi-Annual Period, the Dow Jones Transportation Average returned -19.59%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned -64.81%, while the model indicated an expected return of -63.65%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Semi-Annual Period, the Utilities Select Sector Index returned -9.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned -51.04%, while the model indicated an expected return of -49.52%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 9.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 25.40%, while the model indicated an expected return of 28.59%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -23.84%, while the model indicated and an expected return of -25.14%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 19.77%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 47.36%, while the model indicated an expected return of 56.78%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -52.48%, while the model indicated an expected return of -51.23%.

DIREXION SEMI-ANNUAL REPORT

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

DIREXION SEMI-ANNUAL REPORT

The views of this letter were those of the Adviser as of April 30, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2020

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2019 to April 30, 2020).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2019 to April 30, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.05%	$1,000.00	$391.90	$3.63
Based on hypothetical 5% return	1.05%	1,000.00	1,019.64	5.27
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	651.30	4.64
Based on hypothetical 5% return	1.13%	1,000.00	1,019.24	5.67
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	634.40	3.98
Based on hypothetical 5% return	0.98%	1,000.00	1,019.99	4.92
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	377.50	3.80
Based on hypothetical 5% return	1.11%	1,000.00	1,019.34	5.57
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	780.20	4.38
Based on hypothetical 5% return	0.99%	1,000.00	1,019.94	4.97

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.03%	$1,000.00	$684.30	$4.31
Based on hypothetical 5% return	1.03%	1,000.00	1,019.74	5.17
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	796.50	4.47
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	424.30	3.79
Based on hypothetical 5% return	1.07%	1,000.00	1,019.54	5.37
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	90.40	2.82
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily MSCI Developed Markets Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	463.80	3.64
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	488.80	3.92
Based on hypothetical 5% return	1.06%	1,000.00	1,019.59	5.32
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	888.80	4.70
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily MSCI India Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	267.40	3.18
Based on hypothetical 5% return	1.01%	1,000.00	1,019.84	5.07
Direxion Daily MSCI Japan Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	592.50	4.00
Based on hypothetical 5% return	1.01%	1,000.00	1,019.84	5.07
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	1.10%	1,000.00	182.70	3.23
Based on hypothetical 5% return	1.10%	1,000.00	1,019.39	5.52
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.09%	1,000.00	443.30	3.91
Based on hypothetical 5% return	1.09%	1,000.00	1,019.44	5.47
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.09%	1,000.00	214.10	3.29
Based on hypothetical 5% return	1.09%	1,000.00	1,019.44	5.47
Direxion Daily Communication Services Index Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	755.00	4.36
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily Communication Services Index Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	641.60	3.88
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	669.50	4.32
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily Consumer Discretionary Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	657.20	3.96
Based on hypothetical 5% return	0.96%	1,000.00	1,020.09	4.82
Direxion Daily Consumer Staples Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	720.90	4.41
Based on hypothetical 5% return	1.03%	1,000.00	1,019.74	5.17
Direxion Daily Consumer Staples Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	760.10	4.16
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*
Direxion Daily Dow Jones Internet Bull 3X Shares[1]
Based on actual fund return	1.00%	$1,000.00	$1,016.20	$4.85
Based on hypothetical 5% return	1.00%	1,000.00	1,019.24	4.85
Direxion Daily Dow Jones Internet Bear 3X Shares[1]
Based on actual fund return	0.98%	1,000.00	451.50	3.42
Based on hypothetical 5% return	0.98%	1,000.00	1,019.33	4.76
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	364.50	3.77
Based on hypothetical 5% return	1.11%	1,000.00	1,019.34	5.57
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	729.00	4.21
Based on hypothetical 5% return	0.98%	1,000.00	1,019.99	4.92
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	947.20	5.13
Based on hypothetical 5% return	1.06%	1,000.00	1,019.59	5.32
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	1.15%	1,000.00	243.90	3.56
Based on hypothetical 5% return	1.15%	1,000.00	1,019.14	5.77
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	382.40	3.47
Based on hypothetical 5% return	1.01%	1,000.00	1,019.84	5.07
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	325.00	3.46
Based on hypothetical 5% return	1.05%	1,000.00	1,019.64	5.27
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	815.20	4.38
Based on hypothetical 5% return	0.97%	1,000.00	1,020.04	4.87
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	941.90	5.46
Based on hypothetical 5% return	1.13%	1,000.00	1,019.24	5.67
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	181.70	3.03
Based on hypothetical 5% return	1.03%	1,000.00	1,019.74	5.17
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	417.70	3.67
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Based on actual fund return	1.18%	1,000.00	635.60	4.80
Based on hypothetical 5% return	1.18%	1,000.00	1,019.00	5.92
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]
Based on actual fund return	0.96%	1,000.00	300.80	3.00
Based on hypothetical 5% return	0.96%	1,000.00	1,019.43	4.66
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]
Based on actual fund return	0.99%	1,000.00	669.60	3.97
Based on hypothetical 5% return	0.99%	1,000.00	1,019.28	4.81
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.11%	1,000.00	993.60	5.50
Based on hypothetical 5% return	1.11%	1,000.00	1,019.34	5.57
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	1.02%	1,000.00	339.00	3.40
Based on hypothetical 5% return	1.02%	1,000.00	1,019.79	5.12
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.23%	1,000.00	658.60	5.07
Based on hypothetical 5% return	1.23%	1,000.00	1,018.75	6.17

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.99%	$1,000.00	$307.50	$3.22
Based on hypothetical 5% return	0.99%	1,000.00	1,019.94	4.97
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.20%	1,000.00	876.40	5.60
Based on hypothetical 5% return	1.20%	1,000.00	1,018.90	6.02
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	352.00	3.29
Based on hypothetical 5% return	0.98%	1,000.00	1,019.99	4.92
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	351.90	3.36
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	489.60	3.96
Based on hypothetical 5% return	1.07%	1,000.00	1,019.54	5.37
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,254.00	5.72
Based on hypothetical 5% return	1.02%	1,000.00	1,019.79	5.12
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	761.60	4.16
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	1,473.60	6.27
Based on hypothetical 5% return	1.02%	1,000.00	1,019.79	5.12
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.94%	1,000.00	475.20	3.45
Based on hypothetical 5% return	0.94%	1,000.00	1,020.19	4.72

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2019 to April 30, 2020), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value during the period from November 7, 2019 (commencement of operations) to April 30, 2020, multiplied by 176 days (the number of days since commencement of operations to April 30, 2020), then divided by 366.

DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2020

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	38%	—	56%	6%	100%
Direxion Daily S&P 500® Bull 3X Shares	17%	—	70%	13%	100%
Direxion Daily S&P 500® Bear 3X Shares	128%	—	—	(28)%	100%
Direxion Daily Small Cap Bull 3X Shares	51%	—	27%	22%	100%
Direxion Daily Small Cap Bear 3X Shares	139%	—	—	(39)%	100%
Direxion Daily FTSE China Bull 3X Shares	68%	—	28%	4%	100%
Direxion Daily FTSE China Bear 3X Shares	118%	—	—	(18)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	41%	—	50%	9%	100%
Direxion Daily Latin America Bull 3X Shares	51%	—	38%	11%	100%
Direxion Daily MSCI Developed Markets Bull 3X Shares	39%	—	49%	12%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	67%	—	30%	3%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	122%	—	—	(22)%	100%
Direxion Daily MSCI India Bull 3X Shares	44%	—	35%	21%	100%
Direxion Daily MSCI Japan Bull 3X Shares	81%	—	16%	3%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	67%	—	48%	(15)%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	66%	—	23%	11%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	27%	59%	—	14%	100%
Direxion Daily Communication Services Index Bull 3X Shares	25%	62%	—	13%	100%
Direxion Daily Communication Services Index Bear 3X Shares	142%	—	—	(42)%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	17%	59%	—	24%	100%
Direxion Daily Consumer Discretionary Bear 3X Shares	146%	—	—	(46)%	100%
Direxion Daily Consumer Staples Bull 3X Shares	52%	50%	—	(2)%	100%
Direxion Daily Consumer Staples Bear 3X Shares	126%	—	—	(26)%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	24%	58%	—	18%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	114%	—	—	(14)%	100%
Direxion Daily Financial Bull 3X Shares	31%	69%	—	0%**	100%
Direxion Daily Financial Bear 3X Shares	123%	—	—	(23)%	100%
Direxion Daily Healthcare Bull 3X Shares	40%	50%	—	10%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	22%	58%	—	20%	100%
Direxion Daily Industrials Bull 3X Shares	31%	60%	—	9%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	24%	62%	—	14%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	120%	—	—	(20)%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	28%	51%	—	21%	100%
Direxion Daily Regional Banks Bull 3X Shares	31%	51%	—	18%	100%
Direxion Daily Retail Bull 3X Shares	25%	55%	—	20%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	31%	—	49%	20%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	81%	15%	—	4%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	130%	—	—	(30)%	100%
Direxion Daily S&P Biotech Bull 3X Shares	47%	43%	—	10%	100%
Direxion Daily S&P Biotech Bear 3X Shares	131%	—	—	(31)%	100%
Direxion Daily Semiconductor Bull 3X Shares	24%	57%	—	19%	100%
Direxion Daily Semiconductor Bear 3X Shares	128%	—	—	(28)%	100%
Direxion Daily Technology Bull 3X Shares	23%	55%	—	22%	100%
Direxion Daily Technology Bear 3X Shares	140%	—	—	(40)%	100%
Direxion Daily Transportation Bull 3X Shares	53%	44%	—	3%	100%
Direxion Daily Utilities Bull 3X Shares	42%	58%	—	0%**	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	55%	—	37%	8%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	115%	—	—	(15)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	34%	—	49%	17%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	119%	—	—	(19)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 55.6%
111,856	iShares Core S&P Mid-Cap ETF (a)	$18,364,518
	TOTAL INVESTMENT COMPANIES (Cost $17,604,815)	$18,364,518
SHORT TERM INVESTMENTS - 42.7%
Money Market Funds - 42.7%
6,245,770	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$6,245,770
1,992,179	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	1,992,179
5,861,921	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	5,861,921
	TOTAL SHORT TERM INVESTMENTS (Cost $14,099,870)	$14,099,870
	TOTAL INVESTMENTS (Cost $31,704,685) - 98.3% (c)	$32,464,388
	Other Assets in Excess of Liabilities - 1.7%	535,901
	TOTAL NET ASSETS - 100.0%	$33,000,289

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,514,916.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	633	$1,193,203	$(152,752)
Total return of S&P MidCap 400® Index	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	2,146	4,232,167	(701,165)
Total return of S&P MidCap 400® Index	1.0183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	2,206	4,499,331	(870,672)
Total return of S&P MidCap 400® Index	1.0508% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	21,536	34,247,202	1,215,437
Total return of S&P MidCap 400® Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/15/2020	11,751	18,920,070	426,205
Total return of S&P MidCap 400® Index	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	438	794,532	(72,963)
Total return of S&P MidCap 400® Index	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	8,173	11,401,570	2,059,699
Total return of S&P MidCap 400® Index	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	2,099	3,422,165	34,459
					$78,710,240	$1,938,248

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 70.1%
3,451,591	iShares Core S&P 500 ETF (a)	$1,004,965,236
	TOTAL INVESTMENT COMPANIES (Cost $933,815,345)	$1,004,965,236
SHORT TERM INVESTMENTS - 27.5%
Money Market Funds - 27.5%
247,352,126	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$247,352,126
109,482,910	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	109,482,910
37,888,616	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	37,888,616
	TOTAL SHORT TERM INVESTMENTS (Cost $394,723,652)	$394,723,652
	TOTAL INVESTMENTS (Cost $1,328,538,997) - 97.6% (c)	$1,399,688,888
	Other Assets in Excess of Liabilities - 2.4%	33,958,800
	TOTAL NET ASSETS - 100.0%	$1,433,647,688

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $847,776,764.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	1.0883% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	218,906	$605,966,007	$31,638,235
Total return of S&P 500® Index	0.8808% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	167,930	458,811,322	30,461,291
Total return of S&P 500® Index	0.7876% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	241,558	695,319,872	8,208,533
Total return of S&P 500® Index	1.2008% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	80,000	209,210,170	23,822,865
Total return of S&P 500® Index	1.2008% representing 1 month LIBOR rate + spread	BNP Paribas	12/9/2020	17,522	59,332,120	(8,307,388)
Total return of S&P 500® Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	211,043	555,606,179	59,152,822
Total return of S&P 500® Index	1.2508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	194,820	526,358,920	41,060,223
					$3,110,604,590	$186,036,581

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 90.1%
Money Market Funds - 90.1%
458,703,392	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$458,703,392
389,097,346	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	389,097,346
220,833,352	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	220,833,352
	TOTAL SHORT TERM INVESTMENTS (Cost $1,068,634,090) (b)	$1,068,634,090
	TOTAL INVESTMENTS (Cost $1,068,634,090) - 90.1%	$1,068,634,090
	Other Assets in Excess of Liabilities - 9.9%	116,778,577
	TOTAL NET ASSETS - 100.0%	$1,185,412,667

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,068,634,090.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8208% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/9/2020	232,119	$648,965,728	$(27,084,729)
0.8883% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/9/2020	215,819	549,855,933	(78,945,120)
0.6408% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/9/2020	144,474	349,204,078	(71,846,152)
0.8508% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/9/2020	263,725	693,278,714	(75,048,439)
1.0508% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/11/2020	269,948	732,405,096	(53,870,845)
.7508% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	BNP Paribas	4/21/2021	95,000	250,550,015	(26,193,085)
					$3,224,259,564	$(332,988,370)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 26.6%
1,502,866	iShares Russell 2000 ETF (a)(b)	$195,838,468
	TOTAL INVESTMENT COMPANIES (Cost $190,840,262)	$195,838,468
SHORT TERM INVESTMENTS - 61.1%
Money Market Funds - 61.1%
266,567,613	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$266,567,613
175,586,536	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	175,586,536
8,170,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	8,170,000
	TOTAL SHORT TERM INVESTMENTS (Cost $450,324,149)	$450,324,149
	TOTAL INVESTMENTS (Cost $641,164,411) - 87.7% (e)	$646,162,617
	Other Assets in Excess of Liabilities - 12.3%	90,895,842
	TOTAL NET ASSETS - 100.0%	$737,058,459

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $378,809,797.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	0.9683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/03/2020	244,445	$319,759,024	$682,190
Total return of Russell 2000® Index	0.8808% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/09/2020	224,777	279,772,665	14,918,889
Total return of Russell 2000® Index	0.7508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	189,444	207,468,536	40,976,438
Total return of Russell 2000® Index	1.0208% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	554,824	662,000,849	65,026,677
Total return of Russell 2000® Index	1.0508% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	261,311	306,894,195	35,568,546
Total return of Russell 2000® Index	1.0508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	32,905	39,547,975	3,575,631
Total return of Russell 2000® Index	0.6701% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	30,000	40,829,013	(1,508,662)
					$1,856,272,257	$159,239,709

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 99.8%
Money Market Funds - 99.8%
346,097,132	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$346,097,132
219,601,241	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	219,601,241
	TOTAL SHORT TERM INVESTMENTS (Cost $565,698,373) (b)	$565,698,373
	TOTAL INVESTMENTS (Cost $565,698,373) - 99.8%	$565,698,373
	Other Assets in Excess of Liabilities - 0.2%	1,357,139
	TOTAL NET ASSETS - 100.0%	$567,055,512

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $565,698,373.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.4108% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/9/2020	246,839	$265,211,686	$(58,480,807)
0.8008% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/9/2020	274,710	334,281,804	(25,749,596)
0.5008% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/9/2020	205,385	230,766,651	(38,437,797)
0.7683% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/10/2020	266,729	301,704,445	(47,954,144)
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	4/21/2021	229,430	256,452,996	(44,231,726)
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	5/19/2021	45,000	54,584,280	(4,391,046)
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	6/1/2021	30,000	39,310,090	—
					$1,482,311,952	$(219,245,116)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 28.2%
1,728,799	iShares China Large-Cap ETF (a)(b)	$66,714,354
	TOTAL INVESTMENT COMPANIES (Cost $67,423,947)	$66,714,354
SHORT TERM INVESTMENTS - 50.0%
Money Market Funds - 50.0%
88,074,419	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$88,074,419
30,392,141	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	30,392,141
	TOTAL SHORT TERM INVESTMENTS (Cost $118,466,560)	$118,466,560
	TOTAL INVESTMENTS (Cost $185,890,507) - 78.2% (e)	$185,180,914
	Other Assets in Excess of Liabilities - 21.8%	51,616,191
	TOTAL NET ASSETS - 100.0%	$236,797,105

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $132,840,753.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	1.2508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	7,722,054	$287,875,952	$9,733,040
Total return of iShares China Large-Cap ETF	1.4408% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	4,434,754	165,993,269	4,903,324
Total return of iShares China Large-Cap ETF	1.2183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2020	2,415,153	95,486,201	(2,036,561)
Total return of iShares China Large-Cap ETF	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	610,018	26,156,702	(2,701,688)
Total return of iShares China Large-Cap ETF	1.1008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,499,424	57,230,458	616,070
					$632,742,582	$10,514,185

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.4%
Money Market Funds - 55.4%
23,206,012	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$23,206,012
8,081,676	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	8,081,676
	TOTAL SHORT TERM INVESTMENTS (Cost $31,287,688) (b)	$31,287,688
	TOTAL INVESTMENTS (Cost $31,287,688) - 55.4%	$31,287,688
	Other Assets in Excess of Liabilities - 44.6%	25,233,501
	TOTAL NET ASSETS - 100.0%	$56,521,189

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,287,688.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.0183% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/3/2020	1,416,336	$52,005,096	$(2,608,498)
0.6708% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Credit Suisse Capital LLC	12/8/2020	1,221,468	46,345,025	(786,465)
0.6008% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/9/2020	1,756,558	60,738,376	(7,005,056)
					$159,088,497	$(10,400,019)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 50.1%
107,015	Vanguard FTSE Europe ETF (a)(b)	$4,930,181
	TOTAL INVESTMENT COMPANIES (Cost $5,048,454)	$4,930,181
SHORT TERM INVESTMENTS - 59.7%
Money Market Funds - 59.7%
2,529,350	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$2,529,350
3,344,006	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	3,344,006
	TOTAL SHORT TERM INVESTMENTS (Cost $5,873,356)	$5,873,356
	TOTAL INVESTMENTS (Cost $10,921,810) - 109.8% (e)	$10,803,537
	Liabilities in Excess of Other Assets - (9.8)%	(958,538)
	TOTAL NET ASSETS - 100.0%	$9,844,999

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,775,973.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	1.2796% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	362,867	$17,029,348	$(312,854)
Total return of Vanguard FTSE Europe ETF	1.0008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	171,230	6,914,392	1,212,113
					$23,943,740	$899,259

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 37.7%
174,566	iShares Latin America 40 ETF (a)	$3,341,194
	TOTAL INVESTMENT COMPANIES (Cost $3,289,581)	$3,341,194
SHORT TERM INVESTMENTS - 46.4%
Money Market Funds - 46.4%
3,515,823	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$3,515,823
595,827	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	595,827
	TOTAL SHORT TERM INVESTMENTS (Cost $4,111,650)	$4,111,650
	TOTAL INVESTMENTS (Cost $7,401,231) - 84.1% (c)	$7,452,844
	Other Assets in Excess of Liabilities - 15.9%	1,407,258
	TOTAL NET ASSETS - 100.0%	$8,860,102

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,341,194.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	1.1683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	176,906	$3,214,647	$167,424
Total return of iShares Latin America 40 ETF	1.5008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	462,520	8,893,831	(43,207)
Total return of iShares Latin America 40 ETF	1.0008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	486,530	8,553,082	752,180
Total return of iShares Latin America 40 ETF	1.0008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	88,329	1,571,844	118,642
					$22,233,404	$995,039

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 48.8%
66,222	iShares MSCI EAFE ETF (a)	$3,746,179
	TOTAL INVESTMENT COMPANIES (Cost $3,562,171)	$3,746,179
SHORT TERM INVESTMENTS - 38.7%
Money Market Funds - 38.7%
2,127,895	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$2,127,895
840,525	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	840,525
	TOTAL SHORT TERM INVESTMENTS (Cost $2,968,420)	$2,968,420
	TOTAL INVESTMENTS (Cost $6,530,591) - 87.5% (c)	$6,714,599
	Other Assets in Excess of Liabilities - 12.5%	959,003
	TOTAL NET ASSETS - 100.0%	$7,673,602

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,143,266.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI EAFE ETF	1.1508% representing 1 month LIBOR rate + spread	J.P. Morgan	12/09/2020	151,888	$8,267,659	$316,492
Total return of iShares MSCI EAFE ETF	1.7008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	101,868	5,636,430	121,082
Total return of iShares MSCI EAFE ETF	1.3008% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	86,982	4,418,668	495,878
					$18,322,757	$933,452

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 29.8%
825,219	iShares MSCI Emerging Markets ETF (a)(b)	$30,236,024
	TOTAL INVESTMENT COMPANIES (Cost $29,451,519)	$30,236,024
SHORT TERM INVESTMENTS - 67.4%
Money Market Funds - 67.4%
30,442,096	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)	$30,442,096
31,212,603	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	31,212,603
6,727,739	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	6,727,739
	TOTAL SHORT TERM INVESTMENTS (Cost $68,382,438)	$68,382,438
	TOTAL INVESTMENTS (Cost $97,833,957) - 97.2% (d)	$98,618,462
	Other Assets in Excess of Liabilities - 2.8%	2,796,000
	TOTAL NET ASSETS - 100.0%	$101,414,462

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $76,819,458.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	0.8508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	1,100,000	$39,365,424	$918,745
Total return of iShares MSCI Emerging Markets ETF	-0.9793% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	1,609,993	57,612,129	1,395,518
Total return of iShares MSCI Emerging Markets ETF	0.9808% representing 1 month LIBOR rate + spread	Citibank N.A.	12/15/2020	1,646,344	63,625,615	(3,462,806)
Total return of iShares MSCI Emerging Markets ETF	1.1008% representing 1 month LIBOR rate + spread	J.P. Morgan	2/23/2021	500,000	22,520,378	(4,284,103)
Total return of iShares MSCI Emerging Markets ETF	0.9208% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	552,456	18,623,292	1,592,278
Total return of iShares MSCI Emerging Markets ETF	0.9208% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	2,069,912	69,277,109	6,503,515
					$271,023,947	$2,663,147

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 90.3%
Money Market Funds - 90.3%
33,299,623	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$33,299,623
10,042,223	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	10,042,223
3,511,695	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	3,511,695
	TOTAL SHORT TERM INVESTMENTS (Cost $46,853,541) (b)	$46,853,541
	TOTAL INVESTMENTS (Cost $46,853,541) - 90.3%	$46,853,541
	Other Assets in Excess of Liabilities - 9.7%	5,044,632
	TOTAL NET ASSETS - 100.0%	$51,898,173

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $46,853,541.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.2108% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/9/2020	750,000	$23,144,333	$(4,324,127)
(1.5993)% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Credit Suisse Capital LLC	12/10/2020	609,170	21,671,137	(687,871)
0.7508% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/11/2020	882,386	30,990,991	(1,329,112)
0.4508% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	4/5/2021	460,715	17,526,554	661,706
0.6508% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	4/21/2021	1,547,464	50,985,725	(5,684,979)
					$144,318,740	$(11,364,383)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 35.3%
686,354	iShares MSCI India ETF (a)(b)	$18,565,876
	TOTAL INVESTMENT COMPANIES (Cost $16,929,202)	$18,565,876
SHORT TERM INVESTMENTS - 50.9%
Money Market Funds - 50.9%
21,249,451	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$21,249,451
5,558,602	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	5,558,602
	TOTAL SHORT TERM INVESTMENTS (Cost $26,808,053)	$26,808,053
	TOTAL INVESTMENTS (Cost $43,737,255) - 86.2% (e)	$45,373,929
	Other Assets in Excess of Liabilities - 13.8%	7,260,433
	TOTAL NET ASSETS - 100.0%	$52,634,362

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,886,800.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	1.1683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	516,367	$11,169,018	$2,783,645
Total return of iShares MSCI India ETF	1.3008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	2,105,976	52,571,277	4,331,049
Total return of iShares MSCI India ETF	2.2508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	1,197,755	28,753,231	3,589,261
Total return of iShares MSCI India ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	749,576	19,693,592	578,197
Total return of iShares MSCI India ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	581,674	16,093,930	(360,037)
					$128,281,048	$10,922,115

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 15.9%
22,030	iShares MSCI Japan ETF (a)(b)	$1,140,273
	TOTAL INVESTMENT COMPANIES (Cost $1,171,697)	$1,140,273
SHORT TERM INVESTMENTS - 57.3%
Money Market Funds - 57.3%
1,131,479	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$1,131,479
2,968,722	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	2,968,722
	TOTAL SHORT TERM INVESTMENTS (Cost $4,100,201)	$4,100,201
	TOTAL INVESTMENTS (Cost $5,271,898) - 73.2% (e)	$5,240,474
	Other Assets in Excess of Liabilities - 26.8%	1,909,406
	TOTAL NET ASSETS - 100.0%	$7,149,880

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,100,178.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Japan ETF	1.7508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	275,965	$14,101,408	$172,010
Total return of iShares MSCI Japan ETF	1.2008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	116,449	5,999,085	49,194
					$20,100,493	$221,204

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 48.0%
110,152	iShares MSCI Mexico ETF (a)(b)	$3,224,149
	TOTAL INVESTMENT COMPANIES (Cost $3,115,585)	$3,224,149
SHORT TERM INVESTMENTS - 39.8%
Money Market Funds - 39.8%
1,492,814	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$1,492,814
1,182,996	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	1,182,996
	TOTAL SHORT TERM INVESTMENTS (Cost $2,675,810)	$2,675,810
	TOTAL INVESTMENTS (Cost $5,791,395) - 87.8% (e)	$5,899,959
	Other Assets in Excess of Liabilities - 12.2%	821,146
	TOTAL NET ASSETS - 100.0%	$6,721,105

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,614,715.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico Capped ETF	0.6508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	119,347	$4,102,311	$(614,512)
Total return of iShares MSCI Mexico Capped ETF	1.0683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2020	42,499	1,206,776	35,530
Total return of iShares MSCI Mexico Capped ETF	0.3296% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	416,924	12,645,305	(442,160)
					$17,954,392	$(1,021,142)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 22.5%
96,211	iShares MSCI South Korea Capped ETF (a)	$4,966,412
	TOTAL INVESTMENT COMPANIES (Cost $4,152,933)	$4,966,412
SHORT TERM INVESTMENTS - 53.1%
Money Market Funds - 53.1%
6,312,964	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$6,312,964
1,825,901	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	1,825,901
3,574,160	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	3,574,160
	TOTAL SHORT TERM INVESTMENTS (Cost $11,713,025)	$11,713,025
Fair Value
TOTAL INVESTMENTS (Cost $15,865,958) - 75.6% (c)	$16,679,437
Other Assets in Excess of Liabilities - 24.4%	5,367,708
TOTAL NET ASSETS - 100.0%	$22,047,145

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,984,891.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	1.2008% representing 1 month LIBOR rate + spread	J.P. Morgan	12/09/2020	528,817	$26,127,908	$1,154,225
Total return of iShares MSCI South Korea Capped ETF	1.7508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	176,549	8,468,151	632,719
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	1/20/2021	36,788	2,304,115	(315,773)
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	1,014	61,562	(9,493)
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	85,028	4,812,377	(435,981)
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	257,858	11,838,859	1,454,627
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	66,386	3,398,655	27,836
Total return of iShares MSCI South Korea Capped ETF	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	32,713	1,723,838	(35,234)
					$58,735,465	$2,472,926

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 58.9%
Computer and Electronic Product Manufacturing - 9.7%
15,237	Aerojet Rocketdyne Holdings, Inc. (a)	$626,850
6,575	Cubic Corp.	251,231
12,550	L3 Harris Technologies, Inc.	2,430,935
11,693	Mercury Systems, Inc. (a)	1,042,548
6,778	Moog, Inc. Class A	335,375
7,237	Northrop Grumman Corp.	2,393,059
41,653	Otis Worldwide Corp. (a)	2,120,554
		9,200,552
Electrical Equipment, Appliance, and Component Manufacturing - 1.0%
12,494	Axon Enterprise, Inc. (a)	908,439
Fabricated Metal Product Manufacturing - 3.1%
11,529	American Outdoor Brands Corp. (a)	109,122
20,035	BWX Technologies, Inc.	1,063,057
8,977	Curtiss-Wright Corp.	930,466
5,265	RBC Bearings, Inc. (a)	666,970
3,500	Sturm, Ruger & Co, Inc.	186,200
		2,955,815
Machinery Manufacturing - 1.6%
83,297	Carrier Global Corp. (a)	1,475,190
Merchant Wholesalers, Durable Goods - 2.4%
17,762	Hexcel Corp.	614,387
8,604	Huntington Ingalls Industries, Inc.	1,646,892
		2,261,279
Miscellaneous Manufacturing - 1.3%
48,031	Textron, Inc.	1,266,097
Paper Manufacturing - 0.0% (†)
4,864	Astronics Corp. (a)	43,679
Primary Metal Manufacturing - 1.3%
20,381	Arconic Corp. (a)	177,722
81,519	Howmet Aerospace, Inc.	1,065,454
		1,243,176
Professional, Scientific, and Technical Services - 2.8%
3,977	Parsons Corp. (a)	148,740
7,657	Teledyne Technologies, Inc. (a)	2,493,655
		2,642,395
Textile Mills - 0.1%
1,059	National Presto Industries, Inc.	86,107
Transportation Equipment Manufacturing - 35.6%
6,921	AAR Corp.	135,513
4,538	AeroVironment, Inc. (a)	273,460
45,060	Boeing Co.	6,354,361
17,806	General Dynamics Corp.	2,325,820
15,221	HEICO Corp.	1,100,935
8,495	HEICO Corp. Class A	744,162
19,012	Kratos Defense & Security Solutions, Inc. (a)	285,560
25,489	Lockheed Martin Corp.	9,916,750
150,717	Raytheon Technologies Corp.	9,767,969
21,782	Spirit AeroSystems Holdings, Inc.	482,689
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
6,249	TransDigm Group, Inc.	$2,268,887
10,541	Triumph Group, Inc.	74,209
		33,730,315
	TOTAL COMMON STOCKS (Cost $52,050,610)	$55,813,044
SHORT TERM INVESTMENTS - 37.1%
Money Market Funds - 37.1%
9,870,031	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$9,870,031
20,460,830	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	20,460,830
4,800,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	4,800,000
	TOTAL SHORT TERM INVESTMENTS (Cost $35,130,861)	$35,130,861
	TOTAL INVESTMENTS (Cost $87,181,471) - 96.0% (c)	$90,943,905
	Other Assets in Excess of Liabilities - 4.0%	3,769,869
	TOTAL NET ASSETS - 100.0%	$94,713,774

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $59,139,973.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	3,906	$65,139,056	$11,538,940
Total return of Dow Jones U.S. Select Aerospace & Defense Index	1.7008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	6,524	125,913,180	2,167,085
Total return of Dow Jones U.S. Select Aerospace & Defense Index	0.8701% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	1,193	23,964,975	(529,535)
					$215,017,211	$13,176,490

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 62.2%
Amusement, Gambling, and Recreation Industries - 2.6%
1,258	The Walt Disney Co.	$136,053
Broadcasting (except Internet) - 8.9%
275	Charter Communications, Inc. (a)	136,188
3,507	Comcast Corp. Class A	131,968
750	Discovery Communications, Inc. Class A (a)(b)	16,815
1,588	Discovery Communications, Inc. Class C (a)	32,411
1,213	Dish Network Corp. (a)	30,343
1,679	FOX Corp. Class A	43,436
769	FOX Corp. Class B	19,656
2,560	ViacomCBS, Inc. Class B	44,185
		455,002
Motion Picture and Sound Recording Industries - 4.0%
340	Netflix, Inc. (a)	142,749
536	Take-Two Interactive Software, Inc. (a)	64,883
		207,632
Other Information Services - 16.7%
280	Alphabet, Inc. Class A (a)	377,076
278	Alphabet, Inc. Class C (a)	374,927
3,679	Twitter, Inc. (a)	105,514
		857,517
Performing Arts, Spectator Sports, and Related Industries - 6.1%
2,128	Activision Blizzard, Inc.	135,617
1,271	Electronic Arts, Inc. (a)	145,225
668	Live Nation Entertainment, Inc. (a)(b)	29,973
		310,815
Professional, Scientific, and Technical Services - 14.4%
3,182	Facebook, Inc. (a)	651,387
1,837	Interpublic Group of Companies, Inc.	31,193
1,032	Omnicom Group, Inc.	58,855
		741,435
Publishing Industries (except Internet) - 0.5%
1,840	News Corp. Class A	18,234
577	News Corp. Class B	5,897
		24,131
Telecommunications - 9.0%
4,062	AT&T, Inc.	123,769
4,648	CenturyLink, Inc.	49,362
1,804	T-Mobile US, Inc. (a)	158,391
2,297	Verizon Communications, Inc.	131,963
		463,485
	TOTAL COMMON STOCKS (Cost $2,931,228)	$3,196,070
Shares		Fair Value
SHORT TERM INVESTMENTS - 31.6%
Money Market Funds - 31.6%
56,488	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$56,488
1,288,113	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	1,288,113
280,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	280,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,624,601)	$1,624,601
	TOTAL INVESTMENTS (Cost $4,555,829) - 93.8% (e)	$4,820,671
	Other Assets in Excess of Liabilities - 6.2%	319,223
	TOTAL NET ASSETS - 100.0%	$5,139,894

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,316,319.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Communication Services Select Sector Index	1.1308% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	18,099	$4,381,006	$380,440
Total return of Communication Services Select Sector Index	1.5708% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	23,250	5,846,628	264,634
Total return of Communication Services Select Sector Index	0.8701% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	5,128	1,355,123	(6,441)
					$11,582,757	$638,633
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Communication Services Index Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 94.9%
Money Market Funds - 94.9%
271,310	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$271,310
179,278	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	179,278
	TOTAL SHORT TERM INVESTMENTS (Cost $450,588) (b)	$450,588
	TOTAL INVESTMENTS (Cost $450,588) - 94.9%	$450,588
	Other Assets in Excess of Liabilities - 5.1%	24,427
	TOTAL NET ASSETS - 100.0%	$475,015

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $450,588.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing	Total return of Communication	Credit Suisse
1 month LIBOR rate + spread	Services Select Sector Index	Capital LLC	12/09/2020	3,234	$763,131	$(87,660)
0.8508% representing 1 month LIBOR rate + spread	Total return of Communication Services Select Sector Index	UBS Securities LLC	12/09/2020	2,184	463,852	(111,058)
					$1,226,983	$(198,718)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 58.9%
Accommodation - 1.6%
613	Hilton Worldwide Holdings, Inc.	$46,410
590	Marriott International, Inc. Class A	53,655
1,121	MGM Resorts International	18,866
		118,931
Administrative and Support Services - 2.1%
92	Booking Holdings, Inc. (a)	136,212
305	Expedia, Inc.	21,649
		157,861
Amusement, Gambling, and Recreation Industries - 0.2%
210	Wynn Resorts Ltd.	17,961
Apparel Manufacturing - 1.1%
329	Capri Holdings Ltd. (a)	5,018
786	Hanesbrands, Inc.	7,813
161	PVH Corp.	7,926
108	Ralph Lauren Corp.	7,968
409	Under Armour, Inc. Class A (a)	4,262
423	Under Armour, Inc. Class C (a)	3,921
712	V F Corp.	41,367
		78,275
Building Material and Garden Equipment and Supplies Dealers - 9.4%
1,666	Lowe's Companies, Inc.	174,513
2,373	The Home Depot, Inc.	521,657
		696,170
Clothing and Clothing Accessories Stores - 3.3%
462	Gap, Inc.	3,751
505	L Brands, Inc.	6,004
233	Nordstrom, Inc. (b)	4,376
786	Ross Stores, Inc.	71,809
235	Tiffany & Co.	29,728
2,638	TJX Companies, Inc.	129,394
		245,062
Construction of Buildings - 1.5%
728	D.R. Horton, Inc.	34,376
608	Lennar Corp. Class A	30,442
9	NVR, Inc. (a)	27,900
554	PulteGroup, Inc.	15,662
		108,380
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
138	Whirlpool Corp.	15,420
Electronics and Appliance Stores - 0.5%
496	Best Buy Co., Inc.	38,058
Food Services and Drinking Places - 8.5%
55	Chipotle Mexican Grill, Inc. (a)	48,320
270	Darden Restaurants, Inc.	19,923
1,637	McDonald's Corp.	307,036
2,569	Starbucks Corp.	197,119
657	Yum! Brands, Inc.	56,785
		629,183
Shares		Fair Value
Funds, Trusts, and Other Financial Vehicles - 0.3%
315	Garmin Ltd. ADR (Switzerland)	$25,565
General Merchandise Stores - 3.9%
554	Dollar General Corp.	97,116
515	Dollar Tree, Inc. (a)	41,030
341	Kohl's Corp.	6,295
1,101	Target Corp.	120,824
257	Tractor Supply Co.	26,067
		291,332
Health and Personal Care Stores - 0.4%
124	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	27,022
Leather and Allied Product Manufacturing - 3.3%
2,709	NIKE, Inc. Class B	236,171
599	Tapestry, Inc.	8,913
		245,084
Merchant Wholesalers, Durable Goods - 0.5%
287	Leggett & Platt, Inc.	10,082
666	LKQ Corp. (a)	17,416
129	Mohawk Industries, Inc. (a)	11,316
		38,814
Miscellaneous Manufacturing - 0.3%
276	Hasbro, Inc.	19,930
Motor Vehicle and Parts Dealers - 2.2%
151	Advance Auto Parts, Inc.	18,257
53	AutoZone, Inc. (a)	54,077
358	CarMax, Inc. (a)	26,367
164	O'Reilly Automotive, Inc. (a)	63,360
		162,061
Nonstore Retailers - 15.7%
444	Amazon.com, Inc. (a)	1,098,456
1,662	eBay, Inc.	66,198
		1,164,654
Plastics and Rubber Products Manufacturing - 0.2%
829	Newell Rubbermaid, Inc.	11,507
Professional, Scientific, and Technical Services - 0.1%
424	H & R Block, Inc.	7,060
Specialty Trade Contractors - 0.5%
735	Las Vegas Sands Corp.	35,295
Transportation Equipment Manufacturing - 2.2%
555	Aptiv PLC ADR (Ireland)	38,600
449	BorgWarner, Inc.	12,828
8,469	Ford Motor Co.	43,107
2,734	General Motors Co.	60,941
336	Harley-Davidson, Inc. (b)	7,335
		162,811
Water Transportation - 0.6%
1,013	Carnival Corp. (b)	16,107
462	Norwegian Cruise Line Holdings Ltd. (a)	7,577
373	Royal Caribbean Cruises Ltd. ADR (Liberia)	17,445
		41,129

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.3%
315	Genuine Parts Co.	$24,973
	TOTAL COMMON STOCKS (Cost $4,080,674)	$4,362,538
SHORT TERM INVESTMENTS - 31.9%
Money Market Funds - 31.9%
1,137,069	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$1,137,069
743,267	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	743,267
480,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	480,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,360,336)	$2,360,336
	TOTAL INVESTMENTS (Cost $6,441,010) - 90.8% (e)	$6,722,874
	Other Assets in Excess of Liabilities - 9.2%	686,090
	TOTAL NET ASSETS - 100.0%	$7,408,964

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,634,228.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Discretionary Select Sector Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	5,719	$5,539,570	$1,195,404
Total return of Consumer Discretionary Select Sector Index	1.2508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2020	2,951	3,026,237	449,543
Total return of Consumer Discretionary Select Sector Index	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	155	171,858	10,702
Total return of Consumer Discretionary Select Sector Index	1.2508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	4,335	4,964,316	143,696
Total return of Consumer Discretionary Select Sector Index	0.8201% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	2,000	2,370,816	(13,948)
					$16,072,797	$1,785,397

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 110.2%
Money Market Funds - 110.2%
80,000	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$80,000
4,830,522	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	4,830,522
	TOTAL SHORT TERM INVESTMENTS (Cost $4,910,522) (b)	$4,910,522
	TOTAL INVESTMENTS (Cost $4,910,522) - 110.2%	$4,910,522
	Liabilities in Excess of Other Assets - (10.2)%	(454,838)
	TOTAL NET ASSETS - 100.0%	$4,455,684

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,910,522.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.6708% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	Credit Suisse Capital LLC	12/9/2020	8,181	$7,925,643	$(1,714,483)
0.9508% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	Citibank N.A.	12/10/2020	2,715	2,869,007	(329,810)
0.8008% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	BNP Paribas	5/19/2021	448	510,954	(16,936)
					$11,305,604	$(2,061,229)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Staples Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 50.2%
Beverage and Tobacco Product Manufacturing - 16.6%
4,647	Altria Group, Inc.	$182,395
8,463	Coca-Cola Co.	388,367
417	Constellation Brands, Inc. Class A	68,676
467	Molson Coors Brewing Co. Class B	19,152
949	Monster Beverage Corp. (a)	58,658
3,060	PepsiCo, Inc.	404,807
2,341	Philip Morris International, Inc.	174,638
		1,296,693
Chemical Manufacturing - 13.1%
611	Church & Dwight Co., Inc.	42,764
312	Clorox Co.	58,169
2,132	Colgate-Palmolive Co.	149,816
735	Coty, Inc. Class A	4,006
852	Kimberly-Clark Corp.	117,985
5,473	Procter & Gamble Co.	645,102
		1,017,842
Food and Beverage Stores - 0.8%
1,995	Kroger Co.	63,062
Food Manufacturing - 8.5%
1,385	Archer-Daniels-Midland Co.	51,439
420	Campbell Soup Co.	20,992
1,503	General Mills, Inc.	90,015
692	Hormel Foods Corp.	32,420
619	Kellogg Co.	40,545
364	Lamb Weston Holdings, Inc.	22,335
307	McCormick & Co, Inc.	48,150
3,581	Mondelez International, Inc.	184,207
368	The Hershey Co.	48,734
284	The J.M. Smucker Co.	32,634
1,549	The Kraft Heinz Co.	46,981
734	Tyson Foods, Inc. Class A	45,647
		664,099
General Merchandise Stores - 7.1%
569	Costco Wholesale Corp.	172,407
3,113	Wal-Mart Stores, Inc.	378,385
		550,792
Health and Personal Care Stores - 1.0%
1,865	Walgreens Boots Alliance, Inc.	80,736
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 1.8%
454	Brown Forman Corp. Class B	$28,239
1,210	ConAgra Brands, Inc.	40,462
1,269	Sysco Corp.	71,407
		140,108
Miscellaneous Manufacturing - 1.3%
554	Estee Lauder Companies, Inc. Class A	97,725
	TOTAL COMMON STOCKS (Cost $3,712,282)	$3,911,057
SHORT TERM INVESTMENTS - 35.2%
Money Market Funds - 35.2%
523,806	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$523,806
2,215,082	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	2,215,082
	TOTAL SHORT TERM INVESTMENTS (Cost $2,738,888)	$2,738,888
	TOTAL INVESTMENTS (Cost $6,451,170) - 85.4% (c)	$6,649,945
	Other Assets in Excess of Liabilities - 14.6%	1,140,856
	TOTAL NET ASSETS - 100.0%	$7,790,801

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,441,720.

The accompanying notes are an integral part of these financial statements.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Staples Select Sector Index	1.3008% representing 1 month LIBOR rate + spread	Citibank N.A.	12/9/2020	6,874	$3,887,339	$144,282
Total return of Consumer Staples Select Sector Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	21,646	13,012,097	(312,774)
Total return of Consumer Staples Select Sector Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	4,690	2,726,647	29,826
					$19,626,083	$(138,666)

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Staples Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 92.3%
Money Market Funds - 92.3%
212,845	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$212,845
375,802	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	375,802
	TOTAL SHORT TERM INVESTMENTS (Cost $588,647) (b)	$588,647
	TOTAL INVESTMENTS (Cost $588,647) - 92.3%	$588,647
	Other Assets in Excess of Liabilities - 7.7%	48,865
	TOTAL NET ASSETS - 100.0%	$637,512

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $588,647.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.6508% representing 1 month LIBOR rate + spread	Total return of Consumer Staples Select Sector Index	UBS Securities LLC	12/10/2020	1,400	$685,034	$(137,408)
0.9508% representing 1 month LIBOR rate + spread	Total return of Consumer Staples Select Sector Index	Citibank N.A.	12/11/2020	1,864	1,067,125	(26,986)
					$1,752,159	$(164,394)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 57.6%
Computer and Electronic Product Manufacturing - 3.7%
588	Arista Networks, Inc. (a)	$128,948
7,000	Cisco Systems, Inc.	296,660
		425,608
Electronics and Appliance Stores - 0.8%
1,809	Smartsheet, Inc. (a)	95,371
Food and Beverage Stores - 0.8%
1,870	Grubhub, Inc. (a)	89,367
Merchant Wholesalers, Durable Goods - 0.7%
1,470	New Relic, Inc. (a)	78,924
Miscellaneous Store Retailers - 1.1%
1,973	Etsy, Inc. (a)	127,989
Motion Picture and Sound Recording Industries - 2.9%
782	Netflix, Inc. (a)	328,323
Nonstore Retailers - 7.0%
245	Amazon.com, Inc. (a)	606,130
4,777	eBay, Inc.	190,268
		796,398
Other Information Services - 7.5%
193	Alphabet, Inc. Class A (a)	259,913
193	Alphabet, Inc. Class C (a)	260,291
989	J2 Global, Inc.	79,753
4,054	Pinterest, Inc. (a)	83,756
5,948	Twitter, Inc. (a)	170,589
		854,302
Professional, Scientific, and Technical Services - 12.1%
3,099	2U, Inc. (a)	73,601
2,312	Ciena Corp. (a)	106,930
2,309	Facebook, Inc. (a)	472,675
2,234	GoDaddy, Inc. (a)	155,107
52,564	Groupon, Inc. (a)	64,128
4,719	Juniper Networks, Inc.	101,930
1,093	Okta, Inc. (a)	165,371
4,624	Pluralsight, Inc. (a)	76,019
796	VeriSign, Inc. (a)	166,754
		1,382,515
Publishing Industries (except Internet) - 13.1%
1,301	Akamai Technologies, Inc. (a)	127,121
5,106	Box, Inc. (a)	82,411
950	Citrix Systems, Inc.	137,760
1,952	Cornerstone OnDemand, Inc. (a)	65,509
1,356	DocuSign, Inc. (a)	142,041
4,203	Dropbox, Inc. (a)	88,347
710	HubSpot, Inc. (a)	119,727
914	LogMein, Inc.	78,110
1,744	Salesforce.com, Inc. (a)	282,441
10,649	Snap, Inc. (a)	187,529
961	Veeva Systems, Inc. (a)	183,359
		1,494,355
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.9%
7,706	CommScope Holding Co., Inc. (a)	$84,843
3,047	E*TRADE Financial Corp.	123,739
3,139	TD Ameritrade Holding Corp.	123,268
		331,850
Support Activities for Transportation - 1.2%
1,928	Expedia, Inc.	136,849
Telecommunications - 3.8%
3,700	8x8, Inc. (a)	62,752
2,433	PayPal Holdings, Inc. (a)	299,259
9,483	Vonage Holdings Corp. (a)	79,278
		441,289
	TOTAL COMMON STOCKS (Cost $5,706,054)	$6,583,140
SHORT TERM INVESTMENTS - 23.3%
Money Market Funds - 23.3%
2,582,659	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$2,582,659
79,624	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	79,624
	TOTAL SHORT TERM INVESTMENTS (Cost $2,662,283)	$2,662,283
	TOTAL INVESTMENTS (Cost $8,368,337) - 80.9% (c)	$9,245,423
	Other Assets in Excess of Liabilities - 19.1%	2,181,194
	TOTAL NET ASSETS - 100.0%	$11,426,617

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,858,543.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Internet Composite Index	1.0683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	19,952	$12,875,580	$450,593
Total return of Dow Jones Internet Composite Index	1.4608% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	21,495	12,762,761	1,589,621
					$25,638,341	$2,040,214

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.5%
Money Market Funds - 81.5%
150,561	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$150,561
1,225,676	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	1,225,676
	TOTAL SHORT TERM INVESTMENTS (Cost $1,376,237) (b)	$1,376,237
	TOTAL INVESTMENTS (Cost $1,376,237) - 81.5%	$1,376,237
	Other Assets in Excess of Liabilities - 18.5%	313,020
	TOTAL NET ASSETS - 100.0%	$1,689,257

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,376,237.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8683% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/3/2020	930	$578,893	$(41,837)
0.5409% representing 1 month LIBOR rate + spread	Total return of Dow Jones Internet Composite Index	Credit Suisse Capital LLC	12/11/2020	6,654	4,243,321	(202,798)
					$4,822,214	$(244,635)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 69.5%
Accommodation - 0.0% (†)
36,841	Park Hotels & Resorts, Inc.	$350,358
Administrative and Support Services - 6.0%
17,578	Broadridge Financial Solutions, Inc.	2,039,048
73,793	Colony Capital, Inc.	170,462
5,790	FactSet Research System, Inc.	1,592,250
13,162	FleetCor Technologies, Inc. (a)	3,175,332
44,026	Iron Mountain, Inc.	1,064,549
25,158	Moody's Corp.	6,136,036
30,014	Navient Corp.	228,707
28,895	TransUnion	2,276,637
265,158	Visa, Inc. Class A	47,389,038
		64,072,059
Amusement, Gambling, and Recreation Industries - 0.7%
46,094	Global Payments, Inc.	7,652,526
Credit Intermediation and Related Activities - 22.9%
57,910	Ally Financial, Inc.	949,145
102,437	American Express Co.	9,347,376
23,850	Associated Banc-Corp	337,239
1,237,169	Bank of America Corp.	29,753,914
6,126	Bank of Hawaii Corp.	417,671
123,930	Bank of New York Mellon Corp.	4,652,332
18,748	Bank OZK	424,080
14,468	BankUnited, Inc.	286,611
4,937	BOK Financial Corp.	255,687
70,302	Capital One Financial Corp.	4,552,758
14,599	CIT Group, Inc.	277,089
327,050	Citigroup, Inc.	15,881,548
67,144	Citizens Financial Group, Inc.	1,503,354
21,726	Comerica, Inc.	757,368
15,661	Commerce Bancshares, Inc.	958,297
1,558	Credit Acceptance Corp. (a)(b)	485,426
47,832	Discover Financial Services	2,055,341
22,409	East West Bancorp, Inc.	785,884
7,711	Euronet Worldwide, Inc. (a)	707,561
50,008	F.N.B. Corp.	404,565
94,374	Fidelity National Information Services, Inc.	12,446,987
109,541	Fifth Third Bancorp	2,047,321
1,075	First Citizens BancShares, Inc. Class A	410,650
20,259	First Hawaiian, Inc.	356,356
47,523	First Horizon National Corp.	431,509
26,275	First Republic Bank	2,740,220
156,764	Huntington Bancshares, Inc.	1,448,499
482,653	JPMorgan Chase & Co.	46,218,851
151,497	KeyCorp	1,764,940
1,174	LendingTree, Inc. (a)(b)	292,760
20,140	M&T Bank Corp.	2,257,291
137,209	MasterCard, Inc. Class A	37,728,359
69,981	New York Community Bancorp, Inc.	759,994
29,813	Northern Trust Corp.	2,359,997
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
10,052	OneMain Holdings, Inc.	$243,359
18,192	PacWest Bancorp	368,206
68,088	People's United Financial, Inc.	864,037
11,567	Pinnacle Financial Partners, Inc.	465,572
66,895	PNC Financial Services Group, Inc.	7,135,690
14,528	Popular, Inc.	560,636
14,077	Prosperity Bancshares, Inc.	843,635
149,065	Regions Financial Corp.	1,602,449
15,848	Santander Consumer USA Holdings, Inc. (b)	247,070
8,180	Signature Bank	876,732
65,128	SLM Corp.	543,168
55,160	State Street Corp.	3,477,286
30,235	Sterling Bancorp	372,798
8,046	SVB Financial Group (a)	1,554,246
94,746	Synchrony Financial	1,875,023
21,620	Synovus Financial Corp.	454,236
23,351	TCF Financial Corp.	693,291
7,735	Texas Capital Bancshares, Inc. (a)	214,878
7,550	TFS Financial Corp.	103,057
207,069	Truist Financial Corp.	7,727,815
215,491	U.S. Bancorp	7,865,421
14,103	Webster Financial Corp.	398,410
576,570	Wells Fargo & Co.	16,749,358
14,693	Western Alliance Bancorp	527,185
64,737	Western Union Co.	1,234,535
8,839	Wintrust Financial Corp.	370,354
25,142	Zions Bancorp	794,739
		244,220,166
Data Processing, Hosting and Related Services - 1.0%
17,268	CyrusOne, Inc.	1,211,350
87,258	Fiserv, Inc. (a)	8,992,810
6,643	WEX, Inc. (a)	879,002
		11,083,162
Forestry and Logging - 0.1%
19,997	Rayonier, Inc.	480,528
Funds, Trusts, and Other Financial Vehicles - 0.1%
83,546	AGNC Investment Corp.	1,037,641
28,762	Chimera Investment Corp. (b)	223,481
		1,261,122
Insurance Carriers and Related Activities - 13.7%
112,322	Aflac, Inc.	4,182,871
2,167	Alleghany Corp.	1,156,550
49,223	Allstate Corp.	5,006,964
11,390	American Financial Group, Inc.	754,474
134,618	American International Group, Inc.	3,423,336
1,130	American National Insurance Co.	90,965
35,546	AON PLC	6,137,728
59,189	Arch Capital Group Ltd. (a)	1,422,312
28,857	Arthur J. Gallagher & Co.	2,265,274
9,343	Assurant, Inc.	992,600

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
14,391	Assured Guaranty Ltd.	$427,844
21,157	Athene Holding Ltd. (a)	571,239
12,750	Axis Capital Holdings Ltd.	466,650
302,761	Berkshire Hathaway, Inc. Class B (a)	56,725,301
16,407	Brighthouse Financial, Inc. (a)	421,824
36,396	Brown & Brown, Inc.	1,306,980
69,730	Chubb Limited (Switzerland)	7,531,537
23,511	Cincinnati Financial Corp.	1,547,024
4,353	CNA Financial Corp.	137,468
64,027	Equitable Holdings, Inc.	1,172,975
3,809	Erie Indemnity Co. Class A	678,230
6,200	Everest Re Group Ltd.	1,073,406
16,854	First American Financial Corp.	777,306
16,479	Globe Life, Inc.	1,356,881
5,917	Hanover Insurance Group, Inc.	593,948
55,685	Hartford Financial Services Group, Inc.	2,115,473
9,726	Kemper Corp.	653,782
30,846	Lincoln National Corp.	1,094,108
38,274	Loews Corp.	1,326,577
2,092	Markel Corp. (a)	1,811,337
78,446	Marsh & McLennan Companies, Inc.	7,635,149
4,232	Mercury General Corp.	173,343
120,290	MetLife, Inc.	4,340,063
53,599	MGIC Investment Corp.	391,809
43,544	Old Republic International Corp.	694,527
6,355	Primerica, Inc.	660,348
42,074	Principal Financial Group, Inc.	1,531,914
90,163	Progressive Corp.	6,969,600
61,365	Prudential Financial, Inc.	3,827,335
9,667	Reinsurance Group of America, Inc.	1,011,942
6,725	RenaissanceRe Holdings Ltd.	981,917
39,411	Travelers Companies, Inc.	3,988,787
31,335	Unum Group	546,796
20,772	Voya Financial, Inc.	938,271
22,200	W.R. Berkley Corp.	1,198,800
481	White Mountains Insurance Group Ltd.	468,013
19,952	Willis Towers Watson PLC (Ireland)	3,557,242
		146,138,820
Management of Companies and Enterprises - 0.1%
8,718	Cullen/Frost Bankers, Inc.	626,475
34,009	Umpqua Holdings Corp.	425,963
		1,052,438
Merchant Wholesalers, Durable Goods - 0.1%
38,814	Jefferies Financial Group, Inc.	532,528
Other Information Services - 0.1%
5,765	CoreSite Realty Corp.	698,660
Shares		Fair Value
Professional, Scientific, and Technical Services - 0.5%
6,213	Alliance Data Systems Corp.	$311,085
19,379	Extra Space Storage, Inc.	1,710,003
11,872	Jack Henry & Associates, Inc.	1,941,665
13,132	Lamar Advertising Co.	757,060
22,056	Outfront Media, Inc.	346,059
		5,065,872
Publishing Industries (except Internet) - 0.5%
1,520	Bill.com Holdings, Inc. (a)(b)	89,513
4,380	Fair Isaac Corp. (a)	1,545,877
53,128	Square, Inc. (a)	3,460,758
		5,096,148
Real Estate - 10.9%
18,736	Alexandria Real Estate Equities, Inc.	2,943,238
21,107	American Campus Communities, Inc.	744,866
39,707	American Homes 4 Rent	958,527
67,962	American Tower Corp.	16,174,956
29,579	Americold Realty Trust	904,822
220,816	Annaly Capital Management, Inc.	1,380,100
22,804	Apartment Investment & Management Co. Class A	859,027
32,442	Apple Hospitality REIT, Inc.	314,039
21,524	AvalonBay Communities, Inc.	3,507,336
23,881	Boston Properties, Inc.	2,320,756
26,914	Brandywine Realty Trust	300,360
45,842	Brixmor Property Group, Inc.	524,891
10,132	Brookfield Property REIT, Inc. Class A (b)	99,243
14,413	Camden Property Trust	1,269,353
51,718	CBRE Group, Inc. Class A (a)	2,220,254
17,714	Columbia Property Trust, Inc.	253,133
17,277	Corporate Office Properties Trust	456,458
22,487	Cousins Properties, Inc.	678,433
29,669	CubeSmart	747,659
40,341	Digital Realty Trust, Inc.	6,030,576
25,582	Douglas Emmett, Inc.	779,995
56,781	Duke Realty Corp.	1,970,301
23,110	Empire State Realty Trust, Inc.	193,200
12,022	EPR Properties	353,687
18,599	Equity Commonwealth	631,436
26,782	Equity Lifestyle Properties, Inc.	1,615,222
56,543	Equity Residential	3,678,688
10,108	Essex Property Trust, Inc.	2,467,363
11,529	Federal Realty Investment Trust	960,020
31,230	Gaming & Leisure Properties, Inc.	881,935
33,189	Healthcare Trust of America, Inc. Class A	817,445
78,190	Healthpeak Properties, Inc.	2,043,887
15,752	Highwoods Properties, Inc.	611,335
109,817	Host Hotels & Resorts, Inc.	1,351,847
6,180	Howard Hughes Corp. (a)	334,709

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Real Estate (continued)
23,446	Hudson Pacific Properties, Inc.	$576,303
82,591	Invitation Homes, Inc.	1,953,277
18,845	JBG SMITH Properties	639,788
7,923	Jones Lang LaSalle, Inc.	836,510
16,035	Kilroy Realty Corp.	998,339
63,779	Kimco Realty Corp.	695,829
7,161	Life Storage, Inc.	627,232
21,802	Macerich Co. (b)	162,861
79,251	Medical Properties Trust, Inc.	1,358,362
69,291	MFA Financial, Inc.	121,259
17,561	Mid-America Apartment Communities, Inc.	1,965,427
26,410	National Retail Properties, Inc.	862,022
64,071	New Residential Investment Corp. (b)	390,192
31,936	Omega Healthcare Investors, Inc.	930,934
30,151	Paramount Group, Inc.	290,957
113,334	Prologis, Inc.	10,112,793
22,890	Public Storage	4,244,950
50,373	Realty Income Corp.	2,766,485
25,703	Regency Centers Corp.	1,128,619
32,897	Retail Properties of America, Inc. Class A	203,961
25,142	Service Property Trust	174,234
47,526	Simon Property Group, Inc.	3,173,311
23,151	SITE Centers Corp.	140,295
12,186	SL Green Realty Corp.	646,467
15,331	Spirit Realty Capital, Inc.	471,582
42,058	Starwood Property Trust, Inc.	544,231
33,094	Store Capital Corp.	664,197
13,963	Sun Communities, Inc.	1,876,627
9,011	Taubman Centers, Inc.	388,374
41,904	Two Harbors Investment Corp.	191,501
44,816	UDR, Inc.	1,679,256
57,547	Ventas, Inc.	1,861,645
165,040	VEREIT, Inc.	904,419
71,311	VICI Properties, Inc.	1,242,238
26,698	Vornado Realty Trust	1,169,906
18,683	Weingarten Realty Investors	339,844
63,480	Welltower, Inc.	3,252,080
115,102	Weyerhaeuser Co.	2,517,281
26,408	WP Carey, Inc.	1,737,118
8,705	Zillow Group, Inc. Class A (a)	379,016
19,338	Zillow Group, Inc. Class C (a)(b)	850,098
		116,448,917
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 8.5%
7,587	Affiliated Managers Group	530,786
19,577	Ameriprise Financial, Inc.	2,250,180
46,152	BGC Partners, Inc.	142,840
18,305	BlackRock, Inc.	9,189,842
17,112	CBOE Holdings, Inc.	1,700,591
177,757	Charles Schwab Corp.	6,704,994
54,771	CME Group, Inc.	9,760,740
34,441	E*TRADE Financial Corp.	1,398,649
16,448	Eaton Vance Corp.	603,642
5,981	Evercore, Inc.	308,620
40,814	FNF Group	1,104,019
42,653	Franklin Resources, Inc.	803,583
49,290	Goldman Sachs Group, Inc.	9,040,772
11,511	Interactive Brokers Group, Inc. Class A	471,951
84,971	IntercontinentalExchange, Inc.	7,600,656
58,875	Invesco Ltd.	507,502
24,293	Janus Henderson Group PLC (United Kingdom)	434,845
15,726	Lazard Ltd. Class A	432,465
13,255	Legg Mason, Inc.	660,497
12,436	LPL Investment Holdings, Inc.	748,896
5,682	MarketAxess Holdings, Inc.	2,585,367
180,059	Morgan Stanley	7,099,726
3,031	Morningstar, Inc.	472,715
12,724	MSCI, Inc. Class A	4,160,748
17,705	NASDAQ OMX Group, Inc.	1,941,707
19,210	Raymond James Financial, Inc.	1,266,323
38,065	S&P Global, Inc.	11,148,477
19,642	SEI Investments Co.	1,000,956
35,583	T. Rowe Price Group, Inc.	4,114,462
41,293	TD Ameritrade Holding Corp.	1,621,576
7,843	Virtu Financial, Inc. (b)	183,291
		89,991,418
Telecommunications - 4.4%
64,142	Crown Castle International Corp.	10,226,159
13,143	Equinix, Inc.	8,874,153
181,832	PayPal Holdings, Inc. (a)	22,365,336
17,304	SBA Communications Corp.	5,016,776
		46,482,424
	TOTAL COMMON STOCKS (Cost $696,804,669)	$740,627,146

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 28.2%
Money Market Funds - 28.2%
226,081,263	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$226,081,263
9,970	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	9,970
74,922,786	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	74,922,786
	TOTAL SHORT TERM INVESTMENTS (Cost $301,014,019)	$301,014,019
Fair Value
TOTAL INVESTMENTS (Cost $997,818,688) - 97.7% (e)	$1,041,641,165
Other Assets in Excess of Liabilities - 2.5%	24,652,964
TOTAL NET ASSETS - 100.0%	$1,066,294,129

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $830,120,918.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 1000® Financial Services Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	50,856	$96,765,057	$(12,100,732)
Total return of Russell 1000® Financial Services Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	35,000	67,526,232	(9,263,309)
Total return of Russell 1000® Financial Services Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	20,000	39,181,545	(5,901,868)
Total return of Russell 1000® Financial Services Index	1.2183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	342,897	561,581,719	9,018,604
Total return of Russell 1000® Financial Services Index	1.1408% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	249,466	397,910,997	17,264,601
Total return of Russell 1000® Financial Services Index	1.2508% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	416,969	694,486,524	(912,369)
Total return of Russell 1000® Financial Services Index	1.5508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	302,797	507,980,026	(4,404,969)
Total return of Russell 1000® Financial Services Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	50,000	78,413,930	4,855,364
Total return of Russell 1000® Financial Services Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	10,000	15,700,029	934,794
					$2,459,546,059	$(509,884)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 81.6%
Money Market Funds - 81.6%
119,575,031	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$119,575,031
41,053,788	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	41,053,788
113,284,603	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	113,284,603
	TOTAL SHORT TERM INVESTMENTS (Cost $273,913,422) (b)	$273,913,422
	TOTAL INVESTMENTS (Cost $273,913,422) - 81.6%	$273,913,422
	Other Assets in Excess of Liabilities - 18.4%	61,776,523
	TOTAL NET ASSETS - 100.0%	$335,689,945

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $273,913,422.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.9508% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Credit Suisse Capital LLC	12/9/2020	103,345	$164,389,513	$(7,522,574)
1.0183% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Bank of America Merrill Lynch	12/9/2020	81,339	129,925,523	(5,461,076)
0.9008%	Total return of
representing 1 month	Russell 1000® Financial
LIBOR rate + spread	Services Index	UBS Securities LLC	12/9/2020	167,052	243,436,016	(39,725,276)
1.0008% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	J.P. Morgan	12/9/2020	253,735	397,876,834	(24,163,463)
					$935,627,886	$(76,872,389)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 49.8%
Ambulatory Health Care Services - 0.5%
1,755	DaVita, Inc. (a)	$138,663
1,895	Laboratory Corp. of America Holdings (a)	311,633
2,632	Quest Diagnostics, Inc.	289,809
		740,105
Chemical Manufacturing - 25.5%
34,516	Abbott Laboratories	3,178,578
28,883	AbbVie, Inc.	2,374,183
4,319	Alexion Pharmaceuticals, Inc. (a)	464,163
6,406	Allergan PLC ADR (Ireland)	1,200,100
11,598	Amgen, Inc.	2,774,474
3,525	Biogen, Inc. (a)	1,046,326
45,776	Bristol-Myers Squibb Co.	2,783,639
16,500	Eli Lilly and Company	2,551,560
2,876	Illumina, Inc. (a)	917,530
3,490	Incyte Corp. (a)	340,833
51,399	Johnson & Johnson	7,711,906
49,717	Merck & Co., Inc.	3,944,547
10,084	Mylan NV (a)	169,109
2,659	Perrigo Co. PLC ADR (Ireland)	141,725
108,068	Pfizer, Inc.	4,145,488
1,563	Regeneron Pharmaceuticals, Inc. (a)	821,950
5,021	Vertex Pharmaceuticals, Inc. (a)	1,261,275
9,301	Zoetis, Inc.	1,202,712
		37,030,098
Computer and Electronic Product Manufacturing - 4.5%
6,047	Agilent Technologies, Inc.	463,563
12,485	Danaher Corp.	2,040,798
5,235	Hologic, Inc. (a)	262,273
1,678	IDEXX Laboratories, Inc. (a)	465,813
2,169	PerkinElmer, Inc.	196,360
7,837	Thermo Fisher Scientific, Inc.	2,622,887
1,772	Varian Medical Systems, Inc. (a)	202,681
1,257	Waters Corp. (a)	235,059
		6,489,434
Health and Personal Care Stores - 1.1%
25,405	CVS Health Corp.	1,563,678
Hospitals - 0.5%
5,167	HCA Healthcare, Inc.	567,750
1,573	Universal Health Services, Inc. Class B	166,250
		734,000
Insurance Carriers and Related Activities - 6.9%
4,956	Anthem, Inc.	1,391,298
11,398	Centene Corp. (a)	758,879
7,291	Cigna Corp.	1,427,432
2,587	Humana, Inc.	987,768
18,505	UnitedHealth Group, Inc.	5,412,157
		9,977,534
Machinery Manufacturing - 0.2%
480	Mettler-Toledo International, Inc. (a)	345,571
Shares		Fair Value
Merchant Wholesalers, Durable Goods - 0.1%
2,860	Henry Schein, Inc. (a)	$156,042
Merchant Wholesalers, Nondurable Goods - 0.7%
2,940	AmerisourceBergen Corp.	263,600
5,707	Cardinal Health, Inc.	282,382
3,150	McKesson Corp.	444,938
		990,920
Miscellaneous Manufacturing - 7.8%
890	Abiomed, Inc. (a)	170,212
1,402	Align Technology, Inc. (a)	301,220
9,968	Baxter International, Inc.	884,959
5,281	Becton, Dickinson & Co.	1,333,611
27,216	Boston Scientific Corp. (a)	1,020,056
4,347	Dentsply Sirona, Inc.	184,487
4,074	Edwards Lifesciences Corp. (a)	886,095
2,254	Intuitive Surgical, Inc. (a)	1,151,523
26,174	Medtronic PLC ADR (Ireland)	2,555,368
2,812	ResMed, Inc.	436,760
1,654	STERIS PLC (Ireland)	235,695
6,288	Stryker Corp.	1,172,272
903	Teleflex, Inc.	302,866
968	The Cooper Companies, Inc.	277,525
4,014	Zimmer Biomet Holdings, Inc.	480,476
		11,393,125
Professional, Scientific, and Technical Services - 0.6%
6,136	Cerner Corp.	425,777
3,525	IQVIA Holdings, Inc. (a)	502,630
		928,407
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.4%
24,698	Gilead Sciences, Inc.	2,074,632
	TOTAL COMMON STOCKS (Cost $68,843,817)	$72,423,546
SHORT TERM INVESTMENTS - 32.3%
Money Market Funds - 32.3%
25,693,118	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$25,693,118
3,518,804	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	3,518,804
17,726,378	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	17,726,378
	TOTAL SHORT TERM INVESTMENTS (Cost $46,938,300)	$46,938,300
	TOTAL INVESTMENTS (Cost $115,782,117) - 82.1% (c)	$119,361,846
	Other Assets in Excess of Liabilities - 17.9%	26,133,928
	TOTAL NET ASSETS - 100.0%	$145,495,774

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $83,962,404.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Health Care Select Sector Index	1.1183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/03/2020	82,937	$77,952,474	$5,634,337
Total return of Health Care Select Sector Index	1.0728% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/07/2020	116,852	118,714,090	(995,490)
Total return of Health Care Select Sector Index	1.0198% representing 1 month LIBOR rate + spread	J.P. Morgan	12/09/2020	99,501	99,635,204	601,833
Total return of Health Care Select Sector Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	62,038	52,824,036	9,699,844
					$349,125,804	$14,940,524

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 57.5%
Building Material and Garden Equipment and Supplies Dealers - 5.2%
40,565	Lowe's Companies, Inc.	$4,249,184
6,464	Lumber Liquidators Holdings, Inc. (a)(b)	45,571
16,949	The Home Depot, Inc.	3,725,899
		8,020,654
Chemical Manufacturing - 0.8%
13,128	Trex Company, Inc. (a)	1,250,048
Construction of Buildings - 35.5%
27,904	Beazer Homes USA, Inc. (a)	196,444
27,298	Century Communities, Inc. (a)	584,723
291,889	D.R. Horton, Inc.	13,782,999
82,207	KB Home	2,157,112
13,459	Lennar Corp.	513,461
243,631	Lennar Corp. Class A	12,198,604
21,181	LGI Homes, Inc. (a)	1,283,145
48,062	M.D.C Holdings, Inc.	1,405,813
27,009	M/I Homes, Inc. (a)	687,649
34,537	Meritage Homes Corp. (a)	1,815,265
3,035	NVR, Inc. (a)	9,408,500
165,818	PulteGroup, Inc.	4,687,675
126,914	Taylor Morrison Home Corp. (a)	1,846,599
115,821	Toll Brothers, Inc.	2,782,020
133,624	TRI Pointe Group, Inc. (a)	1,534,003
		54,884,012
Fabricated Metal Product Manufacturing - 0.5%
13,151	PGT Innovations, Inc. (a)	135,982
9,072	Simpson Manufacturing Company, Inc.	654,091
		790,073
Furniture and Home Furnishings Stores - 0.5%
5,502	Ethan Allen Interiors, Inc.	62,228
15,705	Floor & Decor Holdings, Inc. (a)	665,892
		728,120
Furniture and Related Product Manufacturing - 0.1%
3,503	American Woodmark Corp. (a)	180,089
Merchant Wholesalers, Durable Goods - 4.7%
15,440	Beacon Roofing Supply, Inc. (a)	339,680
26,051	Builders FirstSource, Inc. (a)	478,036
31,308	Fortune Brands Home & Security, Inc.	1,509,046
29,616	Leggett & Platt, Inc.	1,040,410
7,902	Lennox International, Inc.	1,475,145
13,369	Mohawk Industries, Inc. (a)	1,172,729
7,349	Watsco, Inc.	1,183,115
		7,198,161
Merchant Wholesalers, Nondurable Goods - 2.3%
6,546	The Sherwin Williams Co.	3,511,078
Nonmetallic Mineral Product Manufacturing - 1.1%
9,366	Eagle Materials, Inc.	571,420
24,485	Owens Corning	1,061,669
7,472	Quanex Building Products Corp.	93,176
		1,726,265
Shares		Fair Value
Specialty Trade Contractors - 2.6%
20,456	Installed Building Products, Inc. (a)	$1,008,685
32,585	TopBuild Corp. (a)	3,036,596
		4,045,281
Wood Product Manufacturing - 4.2%
8,240	Cavco Industries, Inc. (a)	1,274,563
15,161	JELD-WEN Holding, Inc. (a)	192,545
26,439	Louisiana-Pacific Corp.	528,780
63,938	Masco Corp.	2,624,015
5,599	Masonite International Corp. (a)	330,789
47,836	Skyline Champion Corp. (a)	942,848
13,835	Universal Forest Products, Inc.	568,895
		6,462,435
	TOTAL COMMON STOCKS (Cost $77,064,793)	$88,796,216
SHORT TERM INVESTMENTS - 40.9%
Money Market Funds - 40.9%
7,442,456	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$7,442,456
29,712,397	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	29,712,397
26,080,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	26,080,000
	TOTAL SHORT TERM INVESTMENTS (Cost $63,234,853)	$63,234,853
	TOTAL INVESTMENTS (Cost $140,299,646) - 98.4% (e)	152,031,069
	Other Assets in Excess of Liabilities - 1.6%	2,426,660
	TOTAL NET ASSETS - 100.0%	$154,457,729

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $81,406,557.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020
Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	9,843	$49,459,106	$14,703,190
Total return of Dow Jones U.S. Select Home Construction Index	1.7008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	27,871	163,138,824	18,508,929
Total return of Dow Jones U.S. Select Home Construction Index	0.8876% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	19,760	130,363,396	(1,577,192)
					$342,961,326	$31,634,927

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 59.7%
Administrative and Support Services - 2.9%
190	Equifax, Inc.	$26,391
624	IHS Markit Ltd.	41,995
185	Robert Half International, Inc.	8,745
219	Rollins, Inc.	8,760
609	Waste Management, Inc.	60,912
		146,803
Air Transportation - 1.5%
191	Alaska Air Group, Inc.	6,211
608	American Airlines Group, Inc.	7,302
896	Delta Air Lines, Inc.	23,216
819	Southwest Airlines Co.	25,594
388	United Continental Holdings, Inc. (a)	11,477
		73,800
Computer and Electronic Product Manufacturing - 6.5%
356	AMETEK, Inc.	29,858
460	Fortive Corp.	29,440
344	L3 Harris Technologies, Inc.	66,633
242	Northrop Grumman Corp.	80,022
629	Otis Worldwide Corp. (a)	32,022
160	Roper Technologies, Inc.	54,565
374	Trane Technologies PLC (Ireland)	32,695
		325,235
Couriers and Messengers - 3.0%
374	FedEx Corp.	47,412
1,092	United Parcel Service, Inc. Class B	103,369
		150,781
Electrical Equipment, Appliance, and Component Manufacturing - 2.2%
214	A.O. Smith Corp.	9,069
144	Allegion PLC ADR (Ireland)	14,478
644	Eaton Corp PLC ADR (Ireland)	53,774
179	Rockwell Automation, Inc.	33,917
		111,238
Fabricated Metal Product Manufacturing - 2.4%
950	Emerson Electric Co.	54,179
200	Parker Hannifin Corp.	31,624
263	Pentair PLC (Ireland)	9,097
237	Stanley Black & Decker, Inc.	26,117
		121,017
Machinery Manufacturing - 7.9%
1,261	Carrier Global Corp. (a)	22,332
859	Caterpillar, Inc.	99,970
237	Cummins, Inc.	38,750
490	Deere & Co.	71,079
205	Flowserve Corp.	5,775
13,606	General Electric Co.	92,521
119	IDEX Corp.	18,282
538	Ingersoll Rand, Inc. (a)	15,645
85	Snap-on, Inc.	11,075
278	Xylem, Inc.	19,988
		395,417
Shares		Fair Value
Merchant Wholesalers, Durable Goods - 8.2%
895	3M Co.	$135,968
318	Copart, Inc. (a)	25,475
892	Fastenal Co.	32,308
218	Fortune Brands Home & Security, Inc.	10,508
1,111	Honeywell International, Inc.	157,651
63	Huntington Ingalls Industries, Inc.	12,059
1,202	Johnson Controls International PLC ADR (Ireland)	34,990
		408,959
Merchant Wholesalers, Nondurable Goods - 1.5%
455	Illinois Tool Works, Inc.	73,938
Miscellaneous Manufacturing - 0.6%
225	Dover Corp.	21,071
356	Textron, Inc.	9,384
		30,455
Nonstore Retailers - 0.4%
68	W.W. Grainger, Inc.	18,739
Personal and Laundry Services - 0.6%
128	Cintas Corp.	28,394
Primary Metal Manufacturing - 0.1%
604	Howmet Aerospace, Inc.	7,894
Professional, Scientific, and Technical Services - 1.3%
212	Jacobs Engineering Group, Inc.	17,543
556	Nielsen Holdings PLC	8,190
255	Verisk Analytics, Inc. Class A	38,972
		64,705
Rail Transportation - 6.9%
1,211	CSX Corp.	80,204
154	Kansas City Southern Railway Co.	20,105
407	Norfolk Southern Corp.	69,638
1,080	Union Pacific Corp.	172,573
		342,520
Rental and Leasing Services - 0.3%
119	United Rentals, Inc. (a)	15,292
Specialty Trade Contractors - 0.2%
220	Quanta Services, Inc.	7,999
Support Activities for Transportation - 0.7%
212	C.H. Robinson Worldwide, Inc.	15,031
265	Expeditors International of Washington, Inc.	18,975
		34,006
Transportation Equipment Manufacturing - 10.9%
833	Boeing Co.	117,470
367	General Dynamics Corp.	47,938
386	Lockheed Martin Corp.	150,177
538	Paccar, Inc.	37,246
2,277	Raytheon Technologies Corp.	147,572
76	TransDigm Group, Inc.	27,594
286	Wabtec Corp.	16,136
		544,133

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Truck Transportation - 0.7%
132	J.B. Hunt Transport Services, Inc.	$13,348
149	Old Dominion Freight Line, Inc.	21,648
		34,996
Waste Management and Remediation Services - 0.5%
327	Republic Services, Inc.	25,617
Wood Product Manufacturing - 0.4%
442	Masco Corp.	18,140
	TOTAL COMMON STOCKS (Cost $2,849,962)	$2,980,078
SHORT TERM INVESTMENTS - 43.1%
Money Market Funds - 43.1%
546,786	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$546,786
1,604,030	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	1,604,030
	TOTAL SHORT TERM INVESTMENTS (Cost $2,150,816)	$2,150,816
	TOTAL INVESTMENTS (Cost $5,000,778) - 102.8% (c)	$5,130,894
	Liabilities in Excess of Other Assets - (2.8)%	(138,904)
	TOTAL NET ASSETS - 100.0%	$4,991,990

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,826,209.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Industrials Select Sector Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	7,428	$4,430,760	$368,550
Total return of Industrials Select Sector Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	11,134	7,090,554	103,154
					$11,521,314	$471,704

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 61.7%
Accommodation - 1.0%
1,075	Chatham Lodging Trust	$8,073
16,350	Host Hotels & Resorts, Inc.	201,268
5,455	Park Hotels & Resorts, Inc.	51,877
3,753	Service Property Trust	26,008
2,396	Summit Hotel Properties, Inc.	14,520
5,125	Sunstone Hotel Investors, Inc.	47,099
2,568	Xenia Hotels & Resorts, Inc.	24,910
		373,755
Administrative and Support Services - 0.6%
10,548	Colony Capital, Inc.	24,366
2,717	CoreCivic, Inc.	35,647
6,547	Iron Mountain, Inc.	158,306
		218,319
Credit Intermediation and Related Activities - 0.1%
1,167	Front Yard Residential Corp.	13,315
1,498	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	41,929
		55,244
Data Processing, Hosting and Related Services - 0.5%
2,585	CyrusOne, Inc.	181,338
Forestry and Logging - 0.2%
2,948	Rayonier, Inc.	70,840
Funds, Trusts, and Other Financial Vehicles - 1.9%
1,978	Acadia Realty Trust	24,507
968	Agree Realty Corp.	63,027
2,212	Ashford Hospitality Trust, Inc.	1,819
2,031	Cedar Realty Trust, Inc.	2,133
4,564	Diamondrock Hospitality Co.	28,434
878	EastGroup Properties, Inc.	93,068
2,890	First Industrial Realty Trust, Inc.	109,155
2,444	Franklin Street Properties Corp.	13,295
806	Getty Realty Corp.	21,891
712	Gladstone Commercial Corp.	11,250
5,086	Lexington Realty Trust	53,149
2,104	Monmouth Real Estate Investment Corp. Class A	28,593
1,004	National Health Investors, Inc.	55,280
339	One Liberty Properties, Inc.	5,329
468	PS Business Parks, Inc.	60,414
318	Saul Centers, Inc.	10,373
3,534	SITE Centers Corp.	21,416
2,273	Spirit Realty Capital, Inc.	69,917
2,118	Tanger Factory Outlet Centers, Inc. (b)	15,927
838	UMH Properties, Inc.	10,886
296	Universal Health Realty Income Trust	31,660
685	Urstadt Biddle Properties, Inc. Class A	10,008
		741,531
Heavy and Civil Engineering Construction - 0.0% (†)
812	St Joe Co. (a)	14,860
Insurance Carriers and Related Activities - 0.0% (†)
636	Braemar Hotels & Resorts, Inc.	1,991
Shares		Fair Value
Paper Manufacturing - 0.1%
1,527	PotlatchDeltic Corp.	$53,613
Professional, Scientific, and Technical Services - 1.1%
2,948	Extra Space Storage, Inc.	260,132
1,964	Lamar Advertising Co.	113,225
3,276	Outfront Media, Inc.	51,400
		424,757
Real Estate - 46.9%
1,565	Alexander & Baldwin, Inc.	20,564
51	Alexander's, Inc.	16,078
2,628	Alexandria Real Estate Equities, Inc.	412,832
144	Altisource Portfolio Solutions S.A. (a)	1,202
1,160	American Assets Trust, Inc.	32,851
3,128	American Campus Communities, Inc.	110,387
6,158	American Homes 4 Rent	148,654
10,093	American Tower Corp.	2,402,134
4,150	Americold Realty Trust	126,948
3,393	Apartment Investment & Management Co. Class A	127,814
4,843	Apple Hospitality REIT, Inc.	46,880
1,266	Armada Hoffler Properties, Inc.	12,166
3,186	AvalonBay Communities, Inc.	519,159
3,526	Boston Properties, Inc.	342,657
4,019	Brandywine Realty Trust	44,852
6,793	Brixmor Property Group, Inc.	77,780
2,204	Camden Property Trust	194,106
2,179	CareTrust REIT, Inc.	35,910
1,117	CatchMark Timber Trust, Inc.	8,780
7,243	CBRE Group, Inc. Class A (a)	310,942
1,246	City Office REIT, Inc.	12,585
2,663	Columbia Property Trust, Inc.	38,054
435	Community Healthcare Trust, Inc.	16,182
912	CorePoint Lodging, Inc.	3,967
866	CoreSite Realty Corp.	104,950
2,552	Corporate Office Properties Trust	67,424
3,345	Cousins Properties, Inc.	100,919
4,413	CubeSmart	111,208
2,246	Cushman & Wakefield PLC (United Kingdom) (a)	27,334
5,993	Digital Realty Trust, Inc.	895,894
5,428	Diversified Healthcare Trust	16,881
3,800	Douglas Emmett, Inc.	115,862
8,378	Duke Realty Corp.	290,717
3,485	Empire State Realty Trust, Inc.	29,135
1,784	EPR Properties	52,485
2,783	Equity Commonwealth	94,483
3,944	Equity Lifestyle Properties, Inc.	237,863
8,463	Equity Residential	550,603
1,692	Easterly Government Properties, Inc.	45,532
1,845	Essential Properties Realty Trust, Inc.	27,103
1,510	Essex Property Trust, Inc.	368,591
520	eXp World Holdings, Inc. (a)(b)	4,774
1,719	Federal Realty Investment Trust	143,141

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Real Estate (continued)
1,179	Five Point Holdings, LLC (a)(b)	$6,649
384	Forestar Group, Inc. (a)	5,065
1,571	Four Corners Property Trust, Inc.	35,175
155	FRP Holdings, Inc. (a)	6,741
4,650	Gaming & Leisure Properties, Inc.	131,316
932	Global Medical REIT, Inc.	9,711
2,035	Global Net Lease, Inc.	29,284
3,049	Healthcare Realty Trust, Inc.	89,610
4,722	Healthcare Trust of America, Inc. Class A	116,303
11,287	Healthpeak Properties, Inc.	295,042
832	Hersha Hospitality Trust	4,351
2,363	Highwoods Properties, Inc.	91,708
937	Howard Hughes Corp. (a)	50,748
3,534	Hudson Pacific Properties, Inc.	86,866
2,067	Independence Realty Trust, Inc.	20,815
1,485	Industrial Logistics Properties Trust	27,755
380	Innovative Industrial Properties, Inc. (b)	29,815
266	Investors Real Estate Trust	16,659
12,257	Invitation Homes, Inc.	289,878
1,419	iStar, Inc.	14,218
2,907	JBG SMITH Properties	98,693
504	Jernigan Capital, Inc.	6,653
1,175	Jones Lang LaSalle, Inc.	124,057
2,925	Kennedy-Wilson Holdings, Inc.	41,389
2,412	Kilroy Realty Corp.	150,171
9,624	Kimco Realty Corp.	104,998
1,912	Kite Realty Group Trust	19,560
1,070	Life Storage, Inc.	93,721
902	LTC Properties, Inc.	32,111
2,580	Macerich Co. (b)	19,273
2,062	Mack-Cali Realty Corp.	33,384
536	Marcus & Millichap, Inc. (a)	15,571
11,799	Medical Properties Trust, Inc.	202,235
2,598	MGM Growth Properties LLC	65,392
2,601	Mid-America Apartment Communities, Inc.	291,104
3,910	National Retail Properties, Inc.	127,622
1,355	National Storage Affiliates Trust	38,590
1,896	New Senior Investment Group, Inc.	6,276
3,430	Newmark Group, Inc.	13,308
454	NexPoint Residential Trust, Inc.	13,652
1,094	Office Properties Income Trust	29,976
4,979	Omega Healthcare Investors, Inc.	145,138
4,147	Paramount Group, Inc.	40,019
2,979	Pebblebrook Hotel Trust	35,271
1,681	Pennsylvania REIT (b)	1,698
4,294	Physicians Realty Trust	66,213
2,865	Piedmont Office Realty Trust, Inc. Class A	49,708
1,041	Preferred Apartment Communities, Inc.	7,714
16,811	Prologis, Inc.	1,500,045
3,588	Public Storage	665,395
1,320	QTS Realty Trust, Inc. Class A	82,540
2,604	Realogy Holdings Corp.	11,301
Shares		Fair Value
Real Estate (continued)
7,429	Realty Income Corp.	$408,001
1,684	Redfin Corp. (a)	35,583
3,819	Regency Centers Corp.	167,692
2,647	Retail Opportunity Investments Corp.	25,689
4,864	Retail Properties of America, Inc. Class A	30,157
363	Retail Value, Inc.	5,253
2,526	Rexford Industrial Realty, Inc.	102,859
3,886	RLJ Lodging Trust	36,101
1,834	RPT Realty	12,508
1,112	Ryman Hospitality Properties, Inc.	39,298
4,416	Sabra Health Care REIT, Inc.	56,613
271	Safehold, Inc.	15,653
806	Seritage Growth Properties (a)(b)	8,527
6,993	Simon Property Group, Inc.	466,923
1,829	SL Green Realty Corp.	97,028
3,029	Stag Industrial, Inc.	79,511
5,086	Store Capital Corp.	102,076
2,111	Sun Communities, Inc.	283,718
1,390	Taubman Centers, Inc.	59,909
501	Tejon Ranch Co. (a)	6,864
1,526	Terreno Realty Corp.	83,655
2,767	The GEO Group, Inc.	35,086
346	The RMR Group LLC	10,262
6,682	UDR, Inc.	250,374
4,409	Uniti Group, Inc.	31,128
2,767	Urban Edge Properties	31,820
8,499	Ventas, Inc.	274,943
24,335	VEREIT, Inc.	133,356
10,505	VICI Properties, Inc.	182,997
3,919	Vornado Realty Trust	171,731
4,251	Washington Prime Group, Inc.	3,655
1,839	Washington REIT	42,885
2,786	Weingarten Realty Investors	50,677
9,254	Welltower, Inc.	474,082
16,986	Weyerhaeuser Co.	371,484
832	Whitestone REIT	5,641
3,931	WP Carey, Inc.	258,581
		18,291,190
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
2,436	American Finance Trust, Inc.	18,781
406	RE/MAX Holdings, Inc.	10,674
		29,455
Telecommunications - 9.2%
9,477	Crown Castle International Corp.	1,510,918
1,946	Equinix, Inc.	1,313,939
2,567	SBA Communications Corp.	744,225
		3,569,082
Utilities - 0.0% (†)
313	CorEnergy Infrastructure Trust, Inc.	3,800
	TOTAL COMMON STOCKS (Cost $22,755,724)	$24,029,775

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 21.8%
Money Market Funds - 21.8%
2,213,673	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$2,213,673
4,066,085	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	4,066,085
2,220,236	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	2,220,236
	TOTAL SHORT TERM INVESTMENTS (Cost $8,499,994)	$8,499,994
	TOTAL INVESTMENTS (Cost $31,255,718) - 83.5% (e)	$32,529,769
	Other Assets in Excess of Liabilities - 16.5%	6,427,444
	TOTAL NET ASSETS - 100.0%	$38,957,213

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $28,012,562.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of MSCI US IMI Real Estate 25/50 Index	1.3683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	4,966	$4,129,332	$446,346
Total return of MSCI US IMI Real Estate 25/50 Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	15,014	11,431,486	2,392,712
Total return of MSCI US IMI Real Estate 25/50 Index	1.0008% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	42,025	38,906,107	(305,955)
Total return of MSCI US IMI Real Estate 25/50 Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	39,103	33,182,330	2,808,896
					$87,649,255	$5,341,999

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 43.6%
Money Market Funds - 43.6%
7,571,838	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$7,571,838
1,171,833	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	1,171,833
13,630,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	13,630,000
	TOTAL SHORT TERM INVESTMENTS (Cost $22,373,671) (b)	$22,373,671
	TOTAL INVESTMENTS (Cost $22,373,671) - 43.6%	$22,373,671
	Other Assets in Excess of Liabilities - 56.4%	28,986,466
	TOTAL NET ASSETS - 100.0%	$51,360,137

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Represents annualized seven-day yield at April 30, 2020.

(b)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $22,373,671.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.9508% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	UBS Securities LLC	12/9/2020	48,536	$38,288,555	$(6,297,777)
1.1683% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Bank of America Merrill Lynch	12/10/2020	4,966	3,768,548	(809,142)
0.7508% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Credit Suisse Capital LLC	12/11/2020	46,682	42,239,445	(640,550)
0.5008% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	J.P. Morgan	5/3/2021	67,612	59,759,291	(2,340,769)
					$144,055,839	$(10,088,238)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 51.4%
Ambulatory Health Care Services - 2.5%
4,467	Axsome Therapeutics, Inc. (a)	$424,499
Chemical Manufacturing - 45.5%
12,879	Aerie Pharmaceuticals, Inc. (a)	196,276
2,129	Allergan PLC ADR (Ireland)	398,847
2,303	Amphastar Pharmaceuticals, Inc. (a)	39,036
1,867	ANI Pharmaceuticals, Inc. (a)	74,699
6,452	BioDelivery Sciences International, Inc. (a)	29,421
6,270	Bristol-Myers Squibb Co.	381,279
7,933	Cara Therapeutics, Inc. (a)	117,567
6,929	Catalent, Inc. (a)	479,140
2,468	Collegium Pharmaceutical, Inc. (a)	51,038
8,404	Corcept Therapeutics, Inc. (a)	106,395
14,412	Elanco Animal Health, Inc. (a)	356,121
3,296	Eli Lilly and Company	509,693
71,864	Endo International PLC (Ireland) (a)	330,574
11,893	Horizon Therapeutics PLC (Ireland) (a)	428,624
5,365	Innoviva, Inc. (a)	76,076
6,362	Intra-Cellular Therapies, Inc. (a)	112,417
2,707	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	298,447
2,833	Johnson & Johnson	425,063
4,488	Merck & Co., Inc.	356,078
20,916	Mylan NV (a)	350,761
2,800	MyoKardia, Inc. (a)	175,896
18,824	Nektar Therapeutics (a)	361,421
4,830	Pacira Pharmaceuticals, Inc. (a)	199,431
7,423	Perrigo Co. PLC ADR (Ireland)	395,646
10,443	Pfizer, Inc.	400,593
3,226	Prestige Consumer Healthcare, Inc. (a)	131,266
3,596	Revance Therapeutics, Inc. (a)	66,562
6,600	Supernus Pharmaceuticals, Inc. (a)	154,440
44,664	TherapeuticsMD, Inc. (a)	70,569
2,221	Theravance Biopharma, Inc. (a)	64,764
2,062	Tricida, Inc. (a)	62,375
3,217	Zoetis, Inc.	415,990
3,769	Zogenix, Inc. (a)	106,399
		7,722,904
Merchant Wholesalers, Nondurable Goods - 0.3%
1,937	Phibro Animal Health Corp.	51,737
Miscellaneous Manufacturing - 0.2%
3,010	Intersect ENT, Inc. (a)	34,555
Professional, Scientific, and Technical Services - 2.9%
1,747	Arvinas, Inc. (a)	91,717
5,166	Omeros Corp. (a)	85,859
1,936	Reata Pharmaceuticals, Inc. (a)	306,198
1,397	Wave Life Sciences Ltd. (a)	12,126
		495,900
	TOTAL COMMON STOCKS (Cost $7,889,682)	$8,729,595
Shares		Fair Value
SHORT TERM INVESTMENTS - 36.3%
Money Market Funds - 36.3%
1,101,972	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$1,101,972
3,383,902	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	3,383,902
1,670,370	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	1,670,370
	TOTAL SHORT TERM INVESTMENTS (Cost $6,156,244)	$6,156,244
	TOTAL INVESTMENTS (Cost $14,045,926) - 87.7% (c)	$14,885,839
	Other Assets in Excess of Liabilities - 12.3%	2,079,839
	TOTAL NET ASSETS - 100.0%	$16,965,678

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)   Non-income producing security.

(b)   Represents annualized seven-day yield at April 30, 2020.

(c)   All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,279,818.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Pharmaceuticals Select Industry Index	1.0008% representing 1 month LIBOR rate + spread	J.P. Morgan	12/9/2020	2,554	$10,585,362	$1,746,004
Total return of S&P Pharmaceuticals Select Industry Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/14/2020	1,777	8,198,760	377,390
Total return of S&P Pharmaceuticals Select Industry Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/15/2020	2,101	9,191,874	948,767
Total return of S&P Pharmaceuticals Select Industry Index	1.4008% representing 1 month LIBOR rate + spread	Citibank N.A.	12/22/2020	2,299	10,603,156	497,490
					$38,579,152	$3,569,651

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 51.4%
Credit Intermediation and Related Activities - 47.2%
2,719	Allegiance Bancshares, Inc.	$68,192
5,625	Ameris Bancorp	143,044
15,926	Associated Banc-Corp	225,194
4,653	Atlantic Union Bankshares Corp.	111,067
6,095	BancorpSouth Bank	133,420
2,609	Bank of Hawaii Corp.	177,882
14,280	Bank OZK	323,014
8,810	BankUnited, Inc.	174,526
2,853	Banner Corp.	109,641
3,169	Berkshire Hills Bancorp, Inc.	54,000
2,143	BOK Financial Corp.	110,986
7,972	Boston Private Financial Holdings, Inc.	60,587
3,610	Brookline Bancorp, Inc.	36,858
30,923	Cadence Bancorporation	204,710
943	Carolina Financial Corp.	31,902
3,900	Cathay General Bancorp	108,888
9,986	CenterState Bank Corp.	173,656
1,962	Central Pacific Financial Corp.	34,315
14,647	CIT Group, Inc.	278,000
963	City Holding Co.	65,089
4,335	Columbia Banking System, Inc.	117,002
14,925	Comerica, Inc.	520,285
6,993	Commerce Bancshares, Inc.	427,902
3,674	Community Bank System, Inc.	229,588
1,523	ConnectOne Bancorp, Inc.	22,754
2,147	Customers Bancorp, Inc. (a)	27,396
9,712	CVB Financial Corp.	201,864
2,215	Dime Community Bancshares, Inc.	36,392
3,438	Eagle Bancorp, Inc.	120,605
15,550	East West Bancorp, Inc.	545,338
1,522	Enterprise Financial Services Corp.	46,786
26,175	F.N.B. Corp.	211,756
768	FB Financial Corp.	17,157
34,680	Fifth Third Bancorp	648,169
1,171	First Bancorp	31,137
18,429	First BanCorp	107,441
559	First Citizens BancShares, Inc. Class A	213,538
5,601	First Commonwealth Financial Corp.	53,321
5,828	First Financial Bancorp	89,635
6,267	First Financial Bankshares, Inc.	174,536
9,654	First Hawaiian, Inc.	169,814
54,592	First Horizon National Corp.	495,695
2,511	First Merchants Corp.	71,086
7,762	First Midwest Bancorp, Inc.	114,722
9,353	First Republic Bank	975,424
13,859	Fulton Financial Corp.	162,012
4,950	Glacier Bancorp, Inc.	188,496
4,206	Great Western Bancorp, Inc.	79,073
7,076	Hancock Holding Co.	147,959
2,643	Hanmi Financial Corp. Class A	31,901
1,560	Heartland Financial USA, Inc.	52,993
3,145	Heritage Commerce Corp.	27,928
2,495	Heritage Financial Corp.	50,025
7,297	Hilltop Holdings, Inc.	140,832
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
8,705	Home Bancshares, Inc.	$133,448
8,974	Hope Bancorp, Inc.	89,291
69,970	Huntington Bancshares, Inc.	646,523
5,730	IberiaBank Corp.	237,566
1,835	Independent Bank Corp. (Massachusetts)	133,753
1,330	Independent Bank Corp. (Michigan)	19,538
3,395	Independent Bank Group, Inc.	102,902
3,082	International Bancshares Corp.	89,347
27,519	Investors Bancorp, Inc.	256,202
53,541	KeyCorp	623,753
1,814	Lakeland Bancorp, Inc.	20,299
2,344	Live Oak Bancshares, Inc.	32,699
6,315	M&T Bank Corp.	707,785
1,048	Midland States Bancorp, Inc.	16,999
4,870	OFG Bancorp	61,265
14,979	Old National Bancorp	212,252
2,608	Opus Bank	50,126
5,411	Pacific Premier Bancorp, Inc.	115,525
11,349	PacWest Bancorp	229,704
1,047	Peapack-Gladstone Financial Corp.	19,757
58,443	People's United Financial, Inc.	741,642
6,098	Pinnacle Financial Partners, Inc.	245,444
6,776	PNC Financial Services Group, Inc.	722,796
9,127	Popular, Inc.	352,211
865	Preferred Bank	33,000
8,632	Prosperity Bancshares, Inc.	517,316
62,542	Regions Financial Corp.	672,326
2,229	Sandy Spring Bancorp, Inc.	56,839
3,011	Seacoast Banking Corp. of Florida (a)	67,657
5,728	Signature Bank	613,927
7,631	Simmons First National Corp.	142,700
1,354	Southside Bancshares, Inc.	41,175
20,753	Sterling Bancorp	255,884
4,298	SVB Financial Group (a)	830,245
21,279	Synovus Financial Corp.	447,072
13,161	TCF Financial Corp.	390,750
8,037	Texas Capital Bancshares, Inc. (a)	223,268
2,404	The Bancorp, Inc. (a)	16,756
1,636	Triumph Bancorp, Inc. (a)	45,334
19,181	Truist Financial Corp.	715,835
3,407	Trustmark Corp.	90,660
2,833	UMB Financial Corp.	144,030
6,488	United Bankshares, Inc.	194,380
5,658	United Community Banks, Inc.	119,638
1,126	Univest Corp. of Pennsylvania	19,930
28,076	Valley National Bancorp	234,715
8,568	Webster Financial Corp.	242,046
1,436	Westamerica Bancorp	90,468
11,428	Western Alliance Bancorp	410,037
6,204	Wintrust Financial Corp.	259,948
21,003	Zions Bancorp	663,905
		22,576,201

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Management of Companies and Enterprises - 4.1%
1,356	Atlantic Capital Bancshares, Inc. (a)	$17,018
4,654	Banc of California, Inc.	48,495
26,755	Citizens Financial Group, Inc.	599,044
6,268	Cullen/Frost Bankers, Inc.	450,419
598	Equity Bancshares, Inc. (a)	11,207
1,698	First Foundation, Inc.	23,365
3,275	First Interstate BancSystem, Inc.	110,695
1,021	Franklin Financial Network, Inc.	24,218
2,111	National Bank Holdings Corp.	56,110
3,648	Renasant Corp.	95,687
1,755	ServisFirst Bancshares, Inc.	62,338
2,231	South State Corp.	129,041
18,014	Umpqua Holdings Corp.	225,625
5,399	Veritex Holdings, Inc.	94,806
		1,948,068
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
538	CBTX, Inc.	9,716
694	QCR Holdings, Inc.	21,361
1,521	TriState Capital Holdings, Inc. (a)	21,629
		52,706
	TOTAL COMMON STOCKS (Cost $21,974,667)	$24,576,975
SHORT TERM INVESTMENTS - 29.8%
Money Market Funds - 29.8%
1,780,072	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$1,780,072
8,158,857	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	8,158,857
4,292,291	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	4,292,291
	TOTAL SHORT TERM INVESTMENTS (Cost $14,231,220)	$14,231,220
	TOTAL INVESTMENTS (Cost $36,205,887) - 81.2% (c)	$38,808,195
	Other Assets in Excess of Liabilities - 18.8%	8,990,695
	TOTAL NET ASSETS - 100.0%	$47,798,890

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,611,034.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Regional Banks Select Industry Index	1.0508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	11,972	$11,843,218	$2,475,544
Total return of S&P Regional Banks Select Industry Index	1.7008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	22,025	26,482,874	(159,935)
Total return of S&P Regional Banks Select Industry Index	1.3508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/17/2020	31,321	36,142,821	1,287,863
Total return of S&P Regional Banks Select Industry Index	1.2008% representing 1 month LIBOR rate + spread	J.P. Morgan	4/19/2021	34,137	35,927,585	4,867,262
					$110,396,498	$8,470,734

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 55.6%
Administrative and Support Services - 1.2%
44	Booking Holdings, Inc. (a)	$65,145
771	Expedia, Inc.	54,726
		119,871
Broadcasting (except Internet) - 0.8%
10,644	Qurate Retail, Inc. (a)	85,737
Clothing and Clothing Accessories Stores - 8.7%
5,193	Abercrombie & Fitch Co. Class A	54,942
6,014	American Eagle Outfitters, Inc.	47,811
2,020	Boot Barn Holdings, Inc. (a)	37,289
3,020	Caleres, Inc.	24,492
1,606	Childrens Place Retail Stores, Inc. (b)	47,473
5,781	Designer Brands, Inc.	36,709
5,213	Gap, Inc.	42,330
1,449	Genesco, Inc. (a)	27,430
4,381	Guess?, Inc.	40,962
4,914	L Brands, Inc.	58,427
2,266	Nordstrom, Inc. (b)	42,556
754	Ross Stores, Inc.	68,885
4,331	Signet Jewelers Ltd. (b)	43,570
2,618	The Buckle, Inc.	40,082
923	The Cato Corp.	10,393
651	Tiffany & Co.	82,352
1,440	TJX Companies, Inc.	70,632
3,251	Urban Outfitters, Inc. (a)	56,372
2,461	Zumiez, Inc. (a)	52,026
		884,733
Data Processing, Hosting and Related Services - 0.4%
1,117	Shutterstock, Inc.	42,446
Electronics and Appliance Stores - 0.8%
1,026	Best Buy Co., Inc.	78,725
Food and Beverage Stores - 4.1%
2,816	Grocery Outlet Holding Corp. (a)	93,688
1,998	Grubhub, Inc. (a)	95,484
438	Ingles Markets, Inc.	17,884
3,098	Kroger Co.	97,928
4,432	Sprouts Farmers Market, Inc. (a)	92,097
482	Weis Markets, Inc.	24,115
		421,196
Food Services and Drinking Places - 0.8%
564	Casey's General Stores, Inc.	85,395
General Merchandise Stores - 9.8%
3,251	Big Lots, Inc.	76,236
3,689	BJ's Wholesale Club Holdings, Inc. (a)	97,058
384	Burlington Stores, Inc. (a)	70,153
296	Costco Wholesale Corp.	89,688
1,262	Dillard's, Inc. Class A (b)	37,204
561	Dollar General Corp.	98,343
933	Dollar Tree, Inc. (a)	74,332
703	Five Below, Inc. (a)	63,383
1,802	Kohl's Corp.	33,265
5,730	Macy's, Inc. (b)	33,578
Shares		Fair Value
General Merchandise Stores (continued)
1,012	PriceSmart, Inc.	$64,302
685	Target Corp.	75,172
917	Tractor Supply Co.	93,011
722	Wal-Mart Stores, Inc.	87,759
		993,484
Health and Personal Care Stores - 4.3%
3,388	Petmed Express, Inc. (b)	134,063
11,489	Rite Aid Corp. (a)(b)	164,637
342	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	74,529
1,504	Walgreens Boots Alliance, Inc.	65,108
		438,337
Merchant Wholesalers, Durable Goods - 0.3%
439	America's Car-Mart, Inc. (a)	28,952
Merchant Wholesalers, Nondurable Goods - 0.8%
13,312	Chicos FAS, Inc.	19,968
2,345	Foot Locker, Inc.	60,102
		80,070
Miscellaneous Manufacturing - 0.7%
2,756	National Vision Holdings, Inc. (a)	73,034
Miscellaneous Store Retailers - 5.6%
1,971	1-800-Flowers.com, Inc. (a)	37,823
3,078	Chewy, Inc. (a)	133,093
2,054	Etsy, Inc. (a)	133,243
31,832	Office Depot, Inc.	70,667
1,259	Ollie's Bargain Outlet Holdings, Inc. (a)(b)	85,499
3,108	Rent-A-Center, Inc.	61,865
4,847	Sally Beauty Holdings, Inc. (a)	47,064
		569,254
Motor Vehicle and Parts Dealers - 7.0%
561	Advance Auto Parts, Inc.	67,831
743	Asbury Automotive Group, Inc. (a)	50,152
1,742	AutoNation, Inc. (a)	64,872
68	AutoZone, Inc. (a)	69,382
886	CarMax, Inc. (a)	65,254
948	Carvana Co. (a)(b)	75,944
822	Group 1 Automotive, Inc.	46,517
920	MarineMax, Inc. (a)	13,257
746	Murphy USA, Inc. (a)	79,673
194	O'Reilly Automotive, Inc. (a)	74,950
1,674	Penske Automotive Group, Inc.	60,231
1,866	Sonic Automotive, Inc.	39,988
		708,051
Nonstore Retailers - 3.9%
50	Amazon.com, Inc. (a)	123,700
2,453	eBay, Inc.	97,703
3,360	Stitch Fix, Inc. (a)(b)	53,928
967	Wayfair, Inc. (a)(b)	119,947
		395,278

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Professional, Scientific, and Technical Services - 2.5%
29,572	Groupon, Inc. (a)	$36,078
2,655	Quotient Technology, Inc. (a)	19,063
1,046	Stamps.Com., Inc. (a)	165,550
4,819	The Rubicon Project, Inc. (a)	34,552
		255,243
Repair and Maintenance - 1.0%
5,315	Conn's, Inc. (a)	35,929
1,099	Monro Muffler Brake, Inc.	60,984
		96,913
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.3%
1,816	Dick's Sporting Goods, Inc.	53,372
15,954	GameStop Corp. Class A (a)(b)	91,416
2,950	Hibbett Sports, Inc. (a)	45,519
13,546	The Michaels Companies, Inc. (a)(b)	41,180
		231,487
Truck Transportation - 0.6%
551	Lithia Motors, Inc. Class A	60,919
	TOTAL COMMON STOCKS (Cost $4,828,405)	$5,649,125
SHORT TERM INVESTMENTS - 36.7%
Money Market Funds - 36.7%
1,866,835	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$1,866,835
763,311	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	763,311
1,110,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	1,110,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,740,146)	$3,740,146
	TOTAL INVESTMENTS (Cost $8,568,551) - 92.3% (e)	$9,389,271
	Other Assets in Excess of Liabilities - 7.7%	794,310
	TOTAL NET ASSETS - 100.0%	$10,183,581

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,561,820.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Retail Select Industry® Index	1.1008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/8/2020	2,337	$7,502,720	$1,386,735
Total return of S&P Retail Select Industry® Index	1.6008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	2,761	9,835,616	665,673
Total return of S&P Retail Select Industry® Index	0.8376% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	1,435	5,504,558	(44,495)
					$22,842,894	$2,007,913

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 49.3%
462,635	Global X Robotics & Artificial Intelligence ETF (a)	$9,447,007
	TOTAL INVESTMENT COMPANIES (Cost $8,493,201)	$9,447,007
SHORT TERM INVESTMENTS - 44.3%
Money Market Funds - 44.3%
3,632,305	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$3,632,305
4,834,104	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	4,834,104
	TOTAL SHORT TERM INVESTMENTS (Cost $8,466,409)	$8,466,409
	TOTAL INVESTMENTS (Cost $16,959,610) - 93.6% (c)	$17,913,416
	Other Assets in Excess of Liabilities - 6.4%	1,215,866
	TOTAL NET ASSETS - 100.0%	$19,129,282

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,732,069.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	1.1683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	5/26/2020	868,306	$14,773,839	$2,935,536
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	1.3008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	252,615	4,458,413	692,090
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	0.9701% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	1,224,093	24,885,152	109,535
					$44,117,404	$3,737,161

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 14.5%
Air Transportation - 0.1%
1,270	American Airlines Group, Inc. (a)	$15,253
Amusement, Gambling, and Recreation Industries - 0.2%
346	Wynn Resorts Ltd.	29,593
Apparel Manufacturing - 0.4%
1,410	Capri Holdings Ltd. (b)	21,502
417	PVH Corp.	20,529
1,837	Under Armour, Inc. Class A (b)	19,142
		61,173
Chemical Manufacturing - 0.7%
403	Albemarle Corp.	24,757
334	Alexion Pharmaceuticals, Inc. (b)	35,895
286	Celanese Corp.	23,758
461	Eastman Chemical Co.	27,895
1,826	Mosaic Co.	21,017
		133,322
Clothing and Clothing Accessories Stores - 0.2%
1,903	Gap, Inc.	15,452
1,457	L Brands, Inc.	17,324
		32,776
Computer and Electronic Product Manufacturing - 3.4%
920	Advanced Micro Devices, Inc. (b)	48,199
311	Analog Devices, Inc.	34,086
102	Apple, Inc.	29,968
105	Broadcom, Inc.	28,520
416	Keysight Technologies, Inc. (b)	40,256
566	Maxim Integrated Products, Inc.	31,119
381	Microchip Technology, Inc.	33,425
798	Micron Technology, Inc. (b)	38,216
680	NetApp, Inc.	29,764
173	NVIDIA Corp.	50,564
345	Qorvo, Inc. (b)	33,820
358	Qualcomm, Inc.	28,164
610	Seagate Technology PLC (Ireland)	30,469
332	Skyworks Solutions, Inc.	34,488
242	Texas Instruments, Inc.	28,089
694	Western Digital Corp.	31,980
416	Xilinx, Inc.	36,358
150	Zebra Technologies Corp. Class A (b)	34,449
		621,934
Couriers and Messengers - 0.2%
217	FedEx Corp.	27,509
Credit Intermediation and Related Activities - 0.6%
301	Capital One Financial Corp.	19,493
441	Citigroup, Inc.	21,415
417	Discover Financial Services	17,918
311	Northern Trust Corp.	24,619
161	SVB Financial Group (b)	31,100
		114,545
Data Processing, Hosting and Related Services - 0.1%
2,251	Hewlett Packard Enterprise Co.	22,645
Shares		Fair Value
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
371	IPG Photonics Corp. (b)	$47,981
162	Rockwell Automation, Inc.	30,696
		78,677
Fabricated Metal Product Manufacturing - 0.6%
428	Emerson Electric Co.	24,409
174	Parker Hannifin Corp.	27,513
716	Pentair PLC (Ireland)	24,766
229	Stanley Black & Decker, Inc.	25,236
		101,924
Insurance Carriers and Related Activities - 0.5%
658	Lincoln National Corp.	23,339
590	Principal Financial Group, Inc.	21,482
347	Prudential Financial, Inc.	21,642
1,141	Unum Group	19,911
		86,374
Leather and Allied Product Manufacturing - 0.1%
1,317	Tapestry, Inc.	19,597
Machinery Manufacturing - 0.9%
564	Applied Materials, Inc.	28,020
185	Cummins, Inc.	30,247
821	Flowserve Corp.	23,128
2,584	General Electric Co.	17,571
115	Lam Research Corp.	29,357
1,410	National Oilwell Varco, Inc.	17,822
1,835	TechnipFMC PLC	16,350
		162,495
Merchant Wholesalers, Durable Goods - 0.6%
844	Fastenal Co.	30,570
207	KLA-Tencor Corp.	33,967
892	WestRock Co.	28,713
833	Xerox Corp.	15,235
		108,485
Merchant Wholesalers, Nondurable Goods - 0.1%
392	LyondellBasell Industries N.V. Class A ADR (Netherlands)	22,717
Mining (except Oil and Gas) - 0.2%
3,225	Freeport-McMoRan Copper & Gold, Inc.	28,477
Miscellaneous Manufacturing - 0.3%
129	Align Technology, Inc. (b)	27,716
715	Textron, Inc.	18,847
		46,563
Oil and Gas Extraction - 0.6%
1,408	Apache Corp.	18,416
453	Concho Resources, Inc.	25,694
1,742	Devon Energy Corp.	21,723
3,315	Marathon Oil Corp.	20,288
1,744	Noble Energy, Inc.	17,109
		103,230
Other Information Services - 0.2%
900	Twitter, Inc. (b)	25,812
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Performing Arts, Spectator Sports, and Related Industries - 0.2%
496	Activision Blizzard, Inc.	$31,610
Petroleum and Coal Products Manufacturing - 0.2%
564	Marathon Petroleum Corp.	18,093
392	Valero Energy Corp.	24,833
		42,926
Primary Metal Manufacturing - 0.1%
1,089	Corning, Inc.	23,969
Professional, Scientific, and Technical Services - 0.3%
1,436	DXC Technology Co.	26,035
91	ServiceNow, Inc. (b)	31,990
		58,025
Publishing Industries (except Internet) - 0.8%
106	ANSYS, Inc. (b)	27,754
152	Autodesk, Inc. (b)	28,444
449	Cadence Design Systems, Inc. (b)	36,427
105	Paycom Software, Inc. (b)	27,407
198	Synopsys, Inc. (b)	31,110
		151,142
Rental and Leasing Services - 0.2%
301	United Rentals, Inc. (b)	38,679
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.3%
206	Ameriprise Financial, Inc.	23,678
58	BlackRock, Inc.	29,118
682	Charles Schwab Corp.	25,725
823	E*TRADE Financial Corp.	33,422
1,382	Franklin Resources, Inc.	26,037
1,985	Invesco Ltd. (b)	17,111
592	Morgan Stanley	23,342
102	MSCI, Inc. Class A	33,354
235	T. Rowe Price Group, Inc.	27,173
		238,960
Specialty Trade Contractors - 0.1%
507	Las Vegas Sands Corp.	24,345
Support Activities for Mining - 0.5%
417	Diamondback Energy, Inc.	18,156
1,498	Halliburton Co.	15,729
510	Hess Corp.	24,807
245	Pioneer Natural Resources Co.	21,881
939	Schlumberger Ltd. (b)	15,794
		96,367
Shares		Fair Value
Transportation Equipment Manufacturing - 0.4%
407	Aptiv PLC ADR (Ireland)	$28,307
1,007	BorgWarner, Inc.	28,770
920	Harley-Davidson, Inc. (a)	20,084
		77,161
	TOTAL COMMON STOCKS (Cost $2,220,734)	$2,626,285
SHORT TERM INVESTMENTS - 35.8%
Money Market Funds - 35.8%
1,953,857	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)	$1,953,857
4,580,282	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	4,580,282
	TOTAL SHORT TERM INVESTMENTS (Cost $6,534,139)	$6,534,139
	TOTAL INVESTMENTS (Cost $8,754,873) - 50.3% (d)	$9,160,424
	Other Assets in Excess of Liabilities - 49.7%	9,055,941
	TOTAL NET ASSETS - 100.0%	$18,216,365

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  A portion of this security represents a security on loan.

(b)  Non-income producing security.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,627,594.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® High Beta Index	1.0683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	1,349	$9,613,379	$1,481,618
Total return of S&P 500® High Beta Index	0.6296% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	4,973	41,595,301	(692,476)
					$51,208,680	$789,142

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.6%
Money Market Funds - 78.6%
7,482,292	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$7,482,292
8,937,601	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	8,937,601
	TOTAL SHORT TERM INVESTMENTS (Cost $16,419,893) (b)	$16,419,893
	TOTAL INVESTMENTS (Cost $16,419,893) - 78.6%	$16,419,893
	Other Assets in Excess of Liabilities - 21.4%	4,464,886
	TOTAL NET ASSETS - 100.0%	$20,884,779

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,419,893.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7183% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/3/2020	2,052	$13,281,040	$(3,600,466)
0.7508% representing 1 month LIBOR rate + spread	Total return of S&P 500® High Beta Index	Credit Suisse Capital LLC	12/9/2020	5,566	43,140,848	(2,645,859)
					$56,421,888	$(6,246,325)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 43.5%
Ambulatory Health Care Services - 1.4%
68,135	CareDx, Inc. (a)	$1,729,265
172,032	Invitae Corp. (a)(b)	2,847,130
16,309	Kura Oncology, Inc. (a)	237,296
13,260	Y-mAbs Therapeutics, Inc. (a)	445,271
		5,258,962
Chemical Manufacturing - 31.2%
33,714	AbbVie, Inc.	2,771,291
67,004	ACADIA Pharmaceuticals, Inc. (a)	3,236,963
21,005	Acceleron Pharma, Inc. (a)	1,901,583
81,496	Adverum Biotechnologies, Inc. (a)	965,728
45,123	Agios Pharmaceuticals, Inc. (a)	1,856,360
43,465	Akebia Therapeutics, Inc. (a)	352,066
27,162	Alexion Pharmaceuticals, Inc. (a)	2,919,100
108,935	Alkermes PLC ADR (Ireland) (a)	1,493,499
15,625	Allakos, Inc. (a)(b)	1,027,500
25,703	Alnylam Pharmaceuticals, Inc. (a)	3,385,085
58,055	AMAG Pharmaceuticals, Inc. (a)(b)	466,182
12,765	Amgen, Inc.	3,053,643
229,547	Amicus Therapeutics, Inc. (a)	2,710,950
32,311	Arena Pharmaceuticals, Inc. (a)	1,582,270
110,859	BioCryst Pharmaceuticals, Inc. (a)(b)	433,459
9,987	Biogen, Inc. (a)	2,964,441
36,978	BioMarin Pharmaceutical, Inc. (a)	3,402,716
33,095	bluebird bio, Inc. (a)	1,783,159
34,338	Blueprint Medicines Corp. (a)	2,020,105
14,340	BridgeBio Pharma, Inc. (a)(b)	437,800
218,938	Catalyst Pharmaceuticals, Inc. (a)	1,037,766
8,762	ChemoCentryx, Inc. (a)	464,474
108,473	Clovis Oncology, Inc. (a)(b)	825,480
89,073	Coherus BioSciences, Inc. (a)	1,478,612
25,248	Deciphera Pharmaceuticals, Inc. (a)	1,463,879
21,643	Denali Therapeutics, Inc. (a)	473,116
22,394	Dicerna Pharmaceuticals, Inc. (a)	441,162
68,002	Dynavax Technologies Corp. (a)	289,008
12,218	Eagle Pharmaceuticals, Inc. (a)	622,874
29,835	Emergent Biosolutions, Inc. (a)	2,206,298
13,982	Enanta Pharmaceuticals, Inc. (a)	648,345
23,870	Esperion Therapeutics, Inc. (a)(b)	945,252
40,754	FibroGen, Inc. (a)	1,503,415
38,577	Flexion Therapeutics, Inc. (a)(b)	410,459
28,414	G1 Therapeutics, Inc. (a)	373,076
32,495	Gossamer Bio, Inc. (a)	423,085
61,622	Halozyme Therapeutics, Inc. (a)	1,396,046
67,379	Heron Therapeutics, Inc. (a)	960,825
13,341	Homology Medicines, Inc. (a)(b)	161,026
94,444	Immunogen, Inc. (a)	385,332
128,243	Immunomedics, Inc. (a)	3,896,022
32,652	Incyte Corp. (a)	3,188,794
64,902	Insmed, Inc. (a)	1,492,746
34,591	Intellia Therapeutics, Inc. (a)(b)	465,941
24,644	Intercept Pharmaceuticals, Inc. (a)	2,018,836
47,030	Ionis Pharmaceuticals, Inc. (a)	2,611,576
103,382	Ironwood Pharmaceuticals, Inc. Class A (a)	1,033,820
Shares		Fair Value
Chemical Manufacturing (continued)
34,707	Kadmon Holdings, Inc. (a)	$149,240
1,573	Karuna Therapeutics, Inc. (a)	130,685
79,828	Karyopharm Therapeutics, Inc. (a)	1,760,207
9,419	Krystal Biotech, Inc. (a)(b)	444,483
27,851	Ligand Pharmaceuticals, Inc. (a)(b)	2,745,273
37,984	MacroGenics, Inc. (a)	273,485
11,766	Madrigal Pharmaceuticals, Inc. (a)(b)	984,579
32,736	Momenta Pharmaceuticals, Inc. (a)	1,037,731
64,992	Myriad Genetics, Inc. (a)	1,004,776
26,710	Neurocrine Biosciences, Inc. (a)	2,621,319
7,638	NextCure, Inc. (a)	247,624
391,162	OPKO Health, Inc. (a)(b)	868,380
66,858	Portola Pharmaceuticals, Inc. (a)(b)	473,355
10,234	Principia Biopharma, Inc. (a)	636,350
75,522	Progenics Pharmaceuticals, Inc. (a)	297,557
9,332	Prothena Corp. PLC (a)	104,705
45,336	PTC Therapeutics, Inc. (a)	2,308,509
115,575	Puma Biotechnology, Inc. (a)	1,161,529
54,175	Radius Health, Inc. (a)	850,006
7,981	Regeneron Pharmaceuticals, Inc. (a)	4,197,048
37,833	REGENXBIO, Inc. (a)	1,506,510
35,224	Retrophin, Inc. (a)	536,109
15,501	Rhythm Pharmaceuticals, Inc. (a)	292,039
11,858	Rocket Pharmaceuticals, Inc. (a)	175,498
40,690	Sage Therapeutics, Inc. (a)	1,586,096
98,823	Sangamo Therapeutics, Inc. (a)	805,407
22,388	Sarepta Therapeutics, Inc. (a)	2,639,097
26,053	Seattle Genetics, Inc. (a)	3,575,253
63,659	Spectrum Pharmaceuticals, Inc. (a)	184,611
51,535	Stemline Therapeutics, Inc. (a)	269,528
69,218	TG Therapeutics, Inc. (a)	814,004
21,092	Turning Point Therapeutics, Inc. (a)	1,086,449
17,754	Twist Bioscience Corp. (a)	580,733
43,089	Ultragenyx Pharmaceutical, Inc. (a)	2,603,868
32,917	United Therapeutics Corp. (a)	3,606,387
39,846	Vanda Pharmaceuticals, Inc. (a)	458,229
41,425	Veracyte, Inc. (a)	1,117,232
33,396	Vericel Corp. (a)	484,242
13,709	Vertex Pharmaceuticals, Inc. (a)	3,443,701
22,427	Xencor, Inc. (a)	655,541
		118,698,540
Merchant Wholesalers, Nondurable Goods - 1.3%
52,175	Aimmune Therapeutics, Inc. (a)(b)	893,236
47,984	Atara Biotherapeutics, Inc. (a)	397,787
38,772	Global Blood Therapeutics, Inc. (a)	2,966,833
92,205	Viking Therapeutics, Inc. (a)(b)	531,101
103,872	ZIOPHARM Oncology, Inc. (a)	290,842
		5,079,799

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Miscellaneous Manufacturing - 0.7%
14,134	Anika Therapeutics, Inc. (a)	$469,673
26,456	Mirati Therapeutics, Inc. (a)	2,249,818
		2,719,491
Professional, Scientific, and Technical Services - 7.2%
57,878	Agenus, Inc. (a)	154,245
16,044	Akcea Therapeutics, Inc. (a)(b)	273,711
20,073	Alector, Inc. (a)	496,205
36,981	Allogene Therapeutics, Inc. (a)(b)	1,068,751
57,802	AnaptysBio, Inc. (a)	902,867
52,967	Apellis Pharmaceuticals, Inc. (a)	1,815,179
44,882	Arrowhead Pharmaceuticals, Inc. (a)	1,545,287
45,753	Athenex, Inc. (a)	409,032
9,665	AVROBIO, Inc. (a)	124,389
44,055	Biohaven Pharmaceutical Holding Co. Ltd (a)	2,074,990
36,505	Cytokinetics, Inc. (a)	551,591
37,184	Editas Medicine, Inc. (a)(b)	859,694
35,737	Epizyme, Inc. (a)	588,231
34,021	Exact Sciences Corp. (a)	2,686,979
166,595	Exelixis, Inc. (a)	4,114,063
45,554	Fate Therapeutics, Inc. (a)	1,247,268
7,789	Kodiak Sciences, Inc. (a)	424,890
123,124	Moderna, Inc. (a)(b)	5,662,473
49,530	Natera, Inc. (a)	1,834,591
87,172	Precigen, Inc. (a)(b)	313,819
33,275	Voyager Therapeutics, Inc. (a)	359,703
		27,507,958
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.0%
45,336	Gilead Sciences, Inc.	3,808,224
Support Activities for Transportation - 0.7%
78,093	Iovance Biotherapeutics, Inc. (a)	2,510,690
	TOTAL COMMON STOCKS (Cost $162,433,872)	$165,583,664
SHORT TERM INVESTMENTS - 62.8%
Money Market Funds - 62.8%
93,843,512	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$93,843,512
145,493,513	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	145,493,513
	TOTAL MONEY MARKET FUNDS (Cost $239,337,025)	$239,337,025
	TOTAL INVESTMENTS (Cost $401,770,897) - 106.3%	$404,920,689
	Liabilities in Excess of Other Assets - (6.3)%	(24,053,067)
	TOTAL NET ASSETS - 100.0%	$380,867,622

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $239,067,248.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Long Total Return Swap Contracts

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	8,630	$57,507,469	$4,292,982
Total return of S&P Biotechnology Select Industry Index	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	5,000	32,068,362	3,812,657
Total return of S&P Biotechnology Select Industry Index	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	8,000	48,332,385	9,266,598
Total return of S&P Biotechnology Select Industry Index	0.9183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	17,088	102,741,299	21,087,313
Total return of S&P Biotechnology Select Industry Index	0.9008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2020	6,077	33,564,325	10,481,001
Total return of S&P Biotechnology Select Industry Index	0.6036% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	54,299	413,645,620	(19,853,732)
Total return of S&P Biotechnology Select Industry Index	1.5008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/18/2020	25,707	192,231,560	(6,443,966)
Total return of S&P Biotechnology Select Industry Index	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	920	6,546,888	104,302
Total return of S&P Biotechnology Select Industry Index	1.3008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	9,000	50,727,754	14,505,961
					$937,365,662	$37,253,116

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 84.9%
Money Market Funds - 84.9%
29,226,705	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$29,226,705
42,633,463	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	42,633,463
	TOTAL SHORT TERM INVESTMENTS (Cost $71,860,168) (b)	$71,860,168
	TOTAL INVESTMENTS (Cost $71,860,168) - 84.9%	$71,860,168
	Other Assets in Excess of Liabilities - 15.1%	12,814,232
	TOTAL NET ASSETS - 100.0%	$84,674,400

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $71,860,168.

The accompanying notes are an integral part of these financial statements.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.6608% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/9/2020	6,468	$34,578,680	$(12,319,337)
0.7183% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/10/2020	3,207	17,856,599	(5,395,090)
0.7008% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/11/2020	25,353	175,716,265	(8,138,802)
					$228,151,544	$(25,853,229)

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS – 57.3%
Computer and Electronic Product Manufacturing - 48.1%
540,040	Advanced Micro Devices, Inc. (a)	$28,292,696
225,227	Analog Devices, Inc.	24,684,879
180,186	Broadcom, Inc.	48,942,121
28,474	Cabot Microelectronics Corp.	3,489,204
57,117	Cirrus Logic, Inc. (a)	4,318,045
105,287	Cree, Inc. (a)	4,541,028
884,764	Intel Corp.	53,068,145
653,417	Marvell Technology Group Ltd.	17,472,371
262,453	Maxim Integrated Products, Inc.	14,429,666
233,365	Microchip Technology, Inc.	20,473,112
467,295	Micron Technology, Inc. (a)	22,378,758
53,453	MKS Instruments, Inc.	5,357,594
43,452	Monolithic Power Systems, Inc.	8,686,489
181,887	NVIDIA Corp.	53,161,932
216,035	NXP Semiconductors NV	21,510,605
400,473	ON Semiconductor Corp. (a)	6,425,589
112,704	Qorvo, Inc. (a)	11,048,373
627,357	Qualcomm, Inc.	49,354,175
64,539	Semtech Corp. (a)	2,919,744
165,770	Skyworks Solutions, Inc.	17,220,188
456,186	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	24,237,162
163,260	Teradyne, Inc.	10,210,280
430,366	Texas Instruments, Inc.	49,952,582
242,425	Xilinx, Inc.	21,187,945
		523,362,683
Machinery Manufacturing - 5.8%
422,592	Applied Materials, Inc.	20,994,370
72,041	ASML Holding NV ADR (Netherlands) (b)	20,778,786
83,703	Lam Research Corp.	21,367,702
		63,140,858
Merchant Wholesalers, Durable Goods - 3.0%
131,158	Entegris, Inc.	7,112,698
152,733	KLA-Tencor Corp.	25,061,958
		32,174,656
Primary Metal Manufacturing - 0.4%
42,377	Silicon Laboratories, Inc. (a)	4,119,892
	TOTAL COMMON STOCKS (Cost $589,470,810)	$622,798,089
Shares		Fair Value
SHORT TERM INVESTMENTS - 38.4%
Money Market Funds - 38.4%
210,126,323	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$210,126,323
175,200,980	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	175,200,980
32,071,462	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	32,071,462
	TOTAL SHORT TERM INVESTMENTS (Cost $417,398,765)	$417,398,765
	TOTAL INVESTMENTS (Cost $1,006,869,575) - 95.7% (e)	$1,040,196,854
	Other Assets in Excess of Liabilities - 4.3%	47,422,203
	TOTAL NET ASSETS - 100.0%	$1,087,619,057

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $630,423,095.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of PHLX Semiconductor Sector Index	0.9683% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	160,396	$228,825,309	$48,863,101
Total return of PHLX Semiconductor Sector Index	1.1408% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2020	324,049	502,695,822	58,303,586
Total return of PHLX Semiconductor Sector Index	1.5208% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	239,010	398,541,905	15,111,453
Total return of PHLX Semiconductor Sector Index	1.2808% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	267,123	432,651,550	29,584,550
Total return of PHLX Semiconductor Sector Index	0.9508% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	5,359	9,592,202	(317,039)
Total return of PHLX Semiconductor Sector Index	1.0508% representing 1 month LIBOR rate + spread	J.P. Morgan	4/19/2021	304,179	509,308,317	17,158,761
Total return of PHLX Semiconductor Sector Index	0.9508% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	180,000	276,513,443	35,013,865
Total return of PHLX Semiconductor Sector Index	0.9508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	30,000	50,478,859	1,455,664
Total return of PHLX Semiconductor Sector Index	0.9508% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	15,000	26,974,445	(1,006,347)
					$2,435,581,852	$204,167,594

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.6%
Money Market Funds - 97.6%
61,590,041	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$61,590,041
102,827,088	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	102,827,088
15,341,597	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	15,341,597
	TOTAL SHORT TERM INVESTMENTS (Cost $179,758,726) (b)	$179,758,726
	TOTAL INVESTMENTS (Cost $179,758,726) - 97.6%	$179,758,726
	Other Assets in Excess of Liabilities - 2.4%	4,374,255
	TOTAL NET ASSETS - 100.0%	$184,132,981

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $179,758,726.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.9508% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Credit Suisse Capital LLC	12/9/2020	67,500	$110,514,912	$(6,321,467)
0.7683% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Bank of America Merrill Lynch	12/9/2020	42,138	54,170,681	(18,836,093)
0.7008% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	12/9/2020	17,059	21,930,268	(7,634,761)
0.6008% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	J.P. Morgan	12/9/2020	31,522	51,671,545	(2,903,619)
0.9208% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Citibank N.A.	12/11/2020	142,715	232,858,668	(14,193,949)
0.6508% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	3/17/2021	4,652	7,267,501	(793,076)
0.6508% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	4/21/2021	13,528	21,663,883	(1,752,845)
					$500,077,458	$(52,435,810)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 55.4%
Administrative and Support Services - 4.8%
64,021	Accenture PLC Class A ADR (Ireland)	$11,856,049
43,617	Automatic Data Processing, Inc.	6,398,178
11,561	Broadridge Financial Solutions, Inc.	1,341,076
8,749	FleetCor Technologies, Inc. (a)	2,110,696
9,013	Gartner, Inc. (a)	1,070,835
172,556	Visa, Inc. Class A	30,839,208
		53,616,042
Amusement, Gambling, and Recreation Industries - 0.4%
30,294	Global Payments, Inc.	5,029,410
Computer and Electronic Product Manufacturing - 23.9%
117,902	Advanced Micro Devices, Inc. (a)	6,176,886
29,888	Amphenol Corp. Class A	2,637,915
37,126	Analog Devices, Inc.	4,069,010
421,017	Apple, Inc.	123,694,795
5,466	Arista Networks, Inc. (a)	1,198,694
39,986	Broadcom, Inc.	10,860,997
427,625	Cisco Systems, Inc.	18,122,747
13,524	FLIR System, Inc.	586,942
14,308	Fortinet, Inc. (a)	1,541,544
149,377	HP, Inc.	2,316,837
438,484	Intel Corp.	26,300,270
89,272	International Business Machines Corp.	11,208,992
18,909	Keysight Technologies, Inc. (a)	1,829,824
27,274	Maxim Integrated Products, Inc.	1,499,525
24,089	Microchip Technology, Inc.	2,113,328
111,588	Micron Technology, Inc. (a)	5,343,949
17,277	Motorola Solutions, Inc.	2,484,605
23,008	NetApp, Inc.	1,007,060
61,692	NVIDIA Corp.	18,031,338
11,708	Qorvo, Inc. (a)	1,147,735
115,102	Qualcomm, Inc.	9,055,074
23,307	Seagate Technology PLC (Ireland)	1,164,185
17,176	Skyworks Solutions, Inc.	1,784,243
94,226	Texas Instruments, Inc.	10,936,812
29,978	Western Digital Corp.	1,381,386
25,344	Xilinx, Inc.	2,215,066
5,436	Zebra Technologies Corp. Class A (a)	1,248,432
		269,958,191
Credit Intermediation and Related Activities - 3.0%
61,951	Fidelity National Information Services, Inc.	8,170,717
89,484	MasterCard, Inc. Class A	24,605,416
42,259	Western Union Co.	805,879
		33,582,012
Shares		Fair Value
Data Processing, Hosting and Related Services - 0.6%
57,568	Fiserv, Inc. (a)	$5,932,958
130,436	Hewlett Packard Enterprise Co.	1,312,186
		7,245,144
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
77,531	Corning, Inc.	1,706,457
3,582	IPG Photonics Corp. (a)	463,260
33,713	TE Connectivity Ltd. (Switzerland)	2,476,557
		4,646,274
Machinery Manufacturing - 0.7%
93,113	Applied Materials, Inc.	4,625,854
14,626	Lam Research Corp.	3,733,725
		8,359,579
Merchant Wholesalers, Durable Goods - 0.3%
15,905	KLA-Tencor Corp.	2,609,851
18,741	Xerox Corp.	342,773
		2,952,624
Professional, Scientific, and Technical Services - 1.8%
4,129	Alliance Data Systems Corp.	206,739
14,487	CDW Corp.	1,605,160
55,197	Cognizant Technology Solutions Corp. Class A	3,202,530
25,809	DXC Technology Co.	467,917
6,124	F5 Networks, Inc. (a)	852,828
7,761	Jack Henry & Associates, Inc.	1,269,311
33,737	Juniper Networks, Inc.	728,719
13,411	Leidos Holdings, Inc.	1,325,141
32,111	Paychex, Inc.	2,200,246
19,011	ServiceNow, Inc. (a)	6,683,127
10,414	VeriSign, Inc. (a)	2,181,629
		20,723,347
Publishing Industries (except Internet) - 18.2%
48,789	Adobe Systems, Inc. (a)	17,253,742
16,291	Akamai Technologies, Inc. (a)	1,591,794
8,630	ANSYS, Inc. (a)	2,259,593
22,189	Autodesk, Inc. (a)	4,152,228
28,286	Cadence Design Systems, Inc. (a)	2,294,843
11,586	Citrix Systems, Inc.	1,680,086
26,240	Intuit, Inc.	7,079,814
768,990	Microsoft Corp.	137,810,698
57,797	NortonLifeLock, Inc.	1,229,342
218,383	Oracle Corp.	11,567,747
4,945	Paycom Software, Inc. (a)	1,290,744
89,411	Salesforce.com, Inc. (a)	14,480,111
15,155	Synopsys, Inc. (a)	2,381,154
		205,071,896
Telecommunications – 1.3%
118,364	PayPal Holdings, Inc. (a)	14,558,772
	TOTAL COMMON STOCKS (Cost $582,286,425)	$625,743,291

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 36.5%
Money Market Funds - 36.5%
227,999,514	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$227,999,514
172,813,285	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	172,813,285
11,296,015	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	11,296,015
	TOTAL SHORT TERM INVESTMENTS (Cost $412,108,814)	$412,108,814
	TOTAL INVESTMENTS (Cost $994,395,239) - 91.9% (c)	$1,037,852,105
	Other Assets in Excess of Liabilities - 8.1%	91,075,729
	TOTAL NET ASSETS - 100.0%	$1,128,927,834

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $559,354,311.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Technology Select Sector Index	1.2008% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	768,810	$625,203,393	$82,518,883
Total return of Technology Select Sector Index	1.6408% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	603,700	505,988,202	49,529,627
Total return of Technology Select Sector Index	1.4508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	372,092	334,021,985	8,540,367
Total return of Technology Select Sector Index	1.1183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2020	590,581	467,669,282	76,039,605
Total return of Technology Select Sector Index	1.2008% representing 1 month LIBOR rate + spread	J.P. Morgan	4/9/2021	422,618	377,075,554	12,106,673
Total return of Technology Select Sector Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	180,000	142,346,364	23,333,311
Total return of Technology Select Sector Index	1.5008% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	60,000	53,401,016	1,841,305
					$2,505,705,796	$253,909,771

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 101.7%
Money Market Funds - 101.7%
31,006,925	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$31,006,925
10,800,519	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	10,800,519
8,120,526	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	8,120,526
	TOTAL SHORT TERM INVESTMENTS (Cost $49,927,970) (b)	$49,927,970
	TOTAL INVESTMENTS (Cost $49,927,970) - 101.7%	$49,927,970
	Liabilities in Excess of Other Assets - (1.7)%	(829,602)
	TOTAL NET ASSETS - 100.0%	$49,098,368

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $49,927,970.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.9183% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	6/25/2020	29,296	$22,583,359	$(4,399,104)
0.9008% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/9/2020	51,815	37,332,301	(10,383,607)
0.7508% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/9/2020	37,248	32,795,027	(1,509,952)
1.0008% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/11/2020	27,552	23,701,760	(1,666,694)
0.8508% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Credit Suisse Capital LLC	12/17/2020	13,963	11,281,544	(1,574,873)
					$127,693,991	$(19,534,230)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 44.1%
Air Transportation - 4.5%
3,381	Alaska Air Group, Inc.	$109,950
3,381	American Airlines Group, Inc.	40,606
3,381	Delta Air Lines, Inc.	87,602
3,381	JetBlue Airways Corp. (a)	32,931
3,381	Southwest Airlines Co.	105,656
3,381	United Continental Holdings, Inc. (a)	100,010
		476,755
Couriers and Messengers - 7.1%
3,381	FedEx Corp.	428,609
3,381	United Parcel Service, Inc. Class B	320,046
		748,655
Rail Transportation - 17.0%
3,381	CSX Corp.	223,924
3,381	Kansas City Southern Railway Co.	441,389
3,381	Norfolk Southern Corp.	578,489
3,381	Union Pacific Corp.	540,250
		1,784,052
Rental and Leasing Services - 0.5%
3,381	Avis Budget Group, Inc. (a)	55,719
Support Activities for Transportation - 5.6%
3,381	C.H. Robinson Worldwide, Inc.	239,713
3,381	Expeditors International of Washington, Inc.	242,097
3,381	Matson, Inc.	102,241
		584,051
Truck Transportation - 7.7%
3,381	J.B. Hunt Transport Services, Inc.	341,887
3,381	Landstar System, Inc.	349,291
3,381	Ryder System, Inc.	119,687
		810,865
Water Transportation - 1.7%
3,381	Kirby Corp. (a)	180,613
	TOTAL COMMON STOCKS (Cost $4,233,362)	$4,640,710
Shares		Fair Value
SHORT TERM INVESTMENTS - 52.7%
Money Market Funds - 52.7%
1,590,000	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$1,590,000
3,615,872	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	3,615,872
340,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	340,000
	TOTAL MONEY MARKET FUNDS (Cost $5,545,872)	$5,545,872
	TOTAL INVESTMENTS (Cost $9,779,234) - 96.8% (c)	$10,186,582
	Other Assets in Excess of Liabilities - 3.2%	335,743
	TOTAL NET ASSETS - 100.0%	$10,522,325

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,485,949.

Long Total Return Swap Contracts

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Transportation Average	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2020	1,056	$8,794,234	$40,634
Total return of Dow Jones Transportation Average	1.4508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	1,963	16,106,230	328,658
Total return of Dow Jones Transportation Average	0.8701% representing 1 month LIBOR rate + spread	J.P. Morgan	5/28/2021	195	1,682,833	(49,343)
					$26,583,297	$319,949

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 58.1%
Utilities - 58.1%
6,284	AES Corp.	$83,263
2,275	Alliant Energy Corp.	110,451
2,329	Ameren Corp.	169,435
4,675	American Electric Power Co., Inc.	388,539
1,710	American Water Works Co., Inc.	208,090
1,130	Atmos Energy Corp.	115,226
4,753	CenterPoint Energy, Inc.	80,944
2,686	CMS Energy Corp.	153,344
3,145	Consolidated Edison, Inc.	247,826
7,789	Dominion Energy, Inc.	600,766
1,818	DTE Energy Co.	188,599
6,901	Duke Energy Corp.	584,239
3,393	Edison International	199,203
1,883	Entergy Corp.	179,845
2,158	Evergy, Inc.	126,092
3,063	Eversource Energy	247,184
9,201	Exelon Corp.	341,173
5,114	FirstEnergy Corp.	211,055
4,626	NextEra Energy, Inc.	1,069,161
3,537	NiSource, Inc.	88,814
2,382	NRG Energy, Inc.	79,869
1,065	Pinnacle West Capital Corp.	81,994
7,267	PPL Corp.	184,727
4,786	Public Service Enterprise Group, Inc.	242,698
2,667	Sempra Energy	330,308
9,926	Southern Co.	563,102
2,986	WEC Energy Group, Inc.	270,382
4,964	Xcel Energy, Inc.	315,512
		7,461,841
	TOTAL COMMON STOCKS (Cost $7,447,899)	$7,461,841
Shares		Fair Value
SHORT TERM INVESTMENTS - 47.5%
Money Market Funds - 47.5%
2,035,198	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$2,035,198
4,056,336	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	4,056,336
289	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	289
	TOTAL MONEY MARKET FUNDS (Cost $6,091,823)	$6,091,823
	TOTAL INVESTMENTS (Cost $13,539,722) - 105.6% (b)	$13,553,664
	Liabilities in Excess of Other Assets - (5.6)%	(714,444)
	TOTAL NET ASSETS - 100.0%	$12,839,220

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,326,427.

Long Total Return Swap Contracts

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Utilities Select Sector Index	1.1508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	11,014	$7,490,188	$(1,099,282)
Total return of Utilities Select Sector Index	1.5508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	11,177	6,739,721	(260,231)
Total return of Utilities Select Sector Index	1.2508% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2020	27,691	14,867,130	1,176,012
Total return of Utilities Select Sector Index	1.2008% representing 1 month LIBOR rate + spread	J.P. Morgan	4/30/2021	3,701	2,019,509	124,541
					$31,116,548	$(58,960)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 36.5%
60,800	iShares 7-10 Year Treasury Bond ETF (a)	$7,397,536
	TOTAL INVESTMENT COMPANIES (Cost $6,331,705)	$7,397,536
SHORT TERM INVESTMENTS - 34.7%
Money Market Funds - 34.7%
3,281,823	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$3,281,823
1,139,816	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	1,139,816
2,603,398	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (b)	2,603,398
	TOTAL SHORT TERM INVESTMENTS (Cost $7,025,037)	$7,025,037
	TOTAL INVESTMENTS (Cost $13,356,742) - 71.2% (c)	$14,422,573
	Other Assets in Excess of Liabilities - 28.8%	5,825,977
	TOTAL NET ASSETS - 100.0%	$20,248,550

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,085,982.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 7-10 Year Treasury Bond ETF	1.0183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	16,369	$1,833,565	$155,969
Total return of iShares 7-10 Year Treasury Bond ETF	1.3608% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/11/2020	131,060	15,870,112	73,070
Total return of iShares 7-10 Year Treasury Bond ETF	0.1208% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	124,640	13,925,397	1,307,767
Total return of iShares 7-10 Year Treasury Bond ETF	0.9508% representing 1 month LIBOR rate + spread	J.P. Morgan	4/5/2021	166,399	20,064,112	175,365
					$51,693,186	$1,712,171

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 70.8%
Money Market Funds - 70.8%
3,601,031	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$3,601,031
1,813,053	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	1,813,053
550,045	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	550,045
	TOTAL SHORT TERM INVESTMENTS (Cost $5,964,129) (b)	$5,964,129
	TOTAL INVESTMENTS (Cost $5,964,129) - 70.8%	$5,964,129
	Other Assets in Excess of Liabilities - 29.2%	2,459,021
	TOTAL NET ASSETS - 100.0%	$8,423,150

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,964,129.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received/(Paid) at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7208% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2020	84,912	$10,180,535	$(150,137)
-.1793% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	2/17/2021	96,635	10,790,753	(1,027,074)
-0.1993% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	4/19/2021	19,504	2,331,005	(43,965)
-.1793% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	4/21/2021	6,639	778,931	(29,900)
					$24,081,224	$(1,251,076)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 49.4%
851,028	iShares 20+ Year Treasury Bond ETF (a)(b)	$141,900,409
	TOTAL INVESTMENT COMPANIES (Cost $127,613,549)	$141,900,409
SHORT TERM INVESTMENTS - 28.0%
Money Market Funds - 28.0%
40,022,961	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)	$40,022,961
40,038,974	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	40,038,974
115,687	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (c)	115,687
	TOTAL SHORT TERM INVESTMENTS (Cost $80,177,622)	$80,177,622
	TOTAL INVESTMENTS (Cost $207,791,171) - 77.4% (d)	$222,078,031
	Other Assets in Excess of Liabilities - 22.6%	64,674,318
	TOTAL NET ASSETS - 100.0%	$286,752,349

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $189,276,401.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 20+ Year Treasury Bond ETF	1.0208% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	53,959	$7,494,785	$1,842,076
Total return of iShares 20+ Year Treasury Bond ETF	1.0208% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	63,788	8,927,002	1,717,491
Total return of iShares 20+ Year Treasury Bond ETF	1.0208% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	565,911	78,957,619	15,500,399
Total return of iShares 20+ Year Treasury Bond ETF	1.0183% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	392,035	57,116,001	8,248,928
Total return of iShares 20+ Year Treasury Bond ETF	1.1408% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	584,928	86,266,961	11,270,244
Total return of iShares 20+ Year Treasury Bond ETF	0.9108% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	554,278	94,157,338	(1,756,991)
Total return of iShares 20+ Year Treasury Bond ETF	1.0208% representing 1 month LIBOR rate + spread	BNP Paribas	12/16/2020	31,688	4,389,766	896,329
Total return of iShares 20+ Year Treasury Bond ETF	1.2208% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	980,131	158,920,630	4,502,025
Total return of iShares 20+ Year Treasury Bond ETF	1.0508% representing 1 month LIBOR rate + spread	J.P. Morgan	2/22/2021	1,081,672	174,694,550	5,622,304
					$670,924,652	$47,842,805

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.8%
Money Market Funds - 71.8%
36,502,188	Dreyfus Government Cash Management Institutional Shares, 0.17% (a)	$36,502,188
22,842,545	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (a)	22,842,545
3,380,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 0.19% (a)	3,380,000
	TOTAL SHORT TERM INVESTMENTS (Cost $62,724,733) (b)	$62,724,733
	TOTAL INVESTMENTS (Cost $62,724,733) - 71.8%	$62,724,733
	Other Assets in Excess of Liabilities - 28.2%	24,673,091
	TOTAL NET ASSETS - 100.0%	$87,397,824

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $62,724,733.

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
0.7808% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/4/2020	402,216	$59,762,792	$(7,340,211)
0.7208% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2020	368,876	57,069,587	(4,464,065)
0.6508% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/11/2020	311,710	52,294,802	325,321
0.8008% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	4/21/2021	389,100	59,414,516	(5,496,233)
0.1701% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	5/28/2021	100,000	16,868,469	194,549
					$245,410,166	$(16,780,639)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$32,464,388	$1,399,688,888	$1,068,634,090	$646,162,617
Cash equivalents	2,674,534	110,024,527	425,625,485	217,682,246
Receivable for Fund shares sold	67,971	—	29,646,505	40,449,767
Dividend and interest receivable	2,541	101,935	240,453	108,409
Due from broker for swap contracts	2,488,892	3,857,423	3,564	26,191
Unrealized appreciation on swap contracts	3,735,800	194,343,969	—	160,748,371
Prepaid expenses and other assets	8,443	26,996	5,569	14,771
Total Assets	41,442,569	1,708,043,738	1,524,155,666	1,065,192,372
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	72,682,581
Payable for Fund shares redeemed	—	9,378,500	4,569,000	—
Payable for investments purchased	1,694,790	80,888,225	—	67,734,500
Unrealized depreciation on swap contracts	1,797,552	8,307,388	332,988,370	1,508,662
Due to Adviser, net (Note 6)	10,946	836,790	711,997	310,299
Due to broker for swap contracts	4,891,301	173,946,999	—	185,334,388
Accrued expenses and other liabilities	47,691	1,038,148	603,632	563,483
Total Liabilities	8,442,280	274,396,050	338,872,999	328,133,913
Net Assets	$33,000,289	$1,433,647,688	$1,185,282,667	$737,058,459
Net Assets Consist of:
Capital stock	$59,495,482	$1,529,254,851	$2,822,977,347	$1,130,887,835
Total distributable loss	(26,495,193)	(95,607,163)	(1,637,694,680)	(393,829,376)
Net Assets	$33,000,289	$1,433,647,688	$1,185,282,667	$737,058,459
Calculation of Net Asset Value Per Share:
Net assets	$33,000,289	$1,433,647,688	$1,185,282,667	$737,058,459
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,000,132	40,000,001	116,753,892	32,800,002
Net assets value, redemption price and offering price per share	$16.50	$35.84	$10.15	$22.47
Cost of Investments	$31,704,685	$1,328,538,997	$1,068,634,090	$641,164,411

*  Securities loaned with values of $–, $–, $– and $126,829,550, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$565,698,373	$185,180,914	$31,287,688	$10,803,537
Cash equivalents	244,522,018	90,559,364	35,723,037	2,151,168
Receivable for Fund shares sold	43,849,924	140,312	—	—
Dividend and interest receivable	114,728	39,179	8,995	2,230
Unrealized appreciation on swap contracts	—	15,252,434	—	1,212,113
Prepaid expenses and other assets	11,188	7,859	632	12,478
Total Assets	854,196,231	291,180,062	67,020,352	14,181,526
Liabilities:
Collateral for securities loaned (Note 2)	—	141,745	—	984,000
Payable for Fund shares redeemed	14,941,610	—	—	—
Payable for investments purchased	—	25,765,350	—	1,032,658
Unrealized depreciation on swap contracts	219,245,116	4,738,249	10,400,019	312,854
Due to Adviser, net (Note 6)	327,215	143,366	32,988	2,650
Due to broker for swap contracts	52,278,730	23,399,324	—	1,981,867
Accrued expenses and other liabilities	348,048	194,923	66,156	22,498
Total Liabilities	287,140,719	54,382,957	10,499,163	4,336,527
Net Assets	$567,055,512	$236,797,105	$56,521,189	$9,844,999
Net Assets Consist of:
Capital stock	$3,405,752,538	$458,699,350	$127,336,992	$40,371,714
Total distributable loss	(2,838,697,026)	(221,902,245)	(70,815,803)	(30,526,715)
Net Assets	$567,055,512	$236,797,105	$56,521,189	$9,844,999
Calculation of Net Asset Value Per Share:
Net assets	$567,055,512	$236,797,105	$56,521,189	$9,844,999
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	16,891,573	19,350,013	1,427,337	800,001
Net assets value, redemption price and offering price per share	$33.57	$12.24	$39.60	$12.31
Cost of Investments	$565,698,373	$185,890,507	$31,287,688	$10,921,810

*  Securities loaned with values of $–, $3,503,470, $– and $944,435, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$7,452,844	$6,714,599	$98,618,462	$46,853,541
Cash equivalents	2,557,999	1,156,222	18,752,752	14,888,079
Receivable for Fund shares sold	—	—	—	1,860,028
Due from Adviser, net (Note 6)	—	1,795	—	—
Dividend and interest receivable	1,015	842	20,830	10,601
Due from broker for swap contracts	—	47,480	—	520,000
Unrealized appreciation on swap contracts	1,038,246	933,452	10,410,056	661,706
Prepaid expenses and other assets	6,762	38,728	7,401	35,861
Total Assets	11,056,866	8,893,118	127,809,501	64,829,816
Liabilities:
Unrealized depreciation on swap contracts	43,207	—	7,746,909	12,026,089
Due to Adviser, net (Note 6)	2,363	—	48,868	26,399
Due to broker for swap contracts	2,131,374	1,201,535	18,468,813	816,924
Accrued expenses and other liabilities	19,820	17,981	130,449	62,231
Total Liabilities	2,196,764	1,219,516	26,395,039	12,931,643
Net Assets	$8,860,102	$7,673,602	$101,414,462	$51,898,173
Net Assets Consist of:
Capital stock	$70,812,954	$20,711,871	$372,323,625	$345,445,130
Total distributable loss	(61,952,852)	(13,038,269)	(270,909,163)	(293,546,957)
Net Assets	$8,860,102	$7,673,602	$101,414,462	$51,898,173
Calculation of Net Asset Value Per Share:
Net assets	$8,860,102	$7,673,602	$101,414,462	$51,898,173
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	240,721	250,001	2,881,598	1,395,232
Net assets value, redemption price and offering price per share	$36.81	$30.69	$35.19	$37.20
Cost of Investments	$7,401,231	$6,530,591	$97,833,957	$46,853,541

*  Securities loaned with values of $–, $–, $21,362,989 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$45,373,929	$5,240,474	$5,899,959	$16,679,437
Cash equivalents	10,619,047	3,172,737	1,174,696	6,142,788
Receivable for Fund shares sold	70,904	—	134,942	—
Dividend and interest receivable	5,323	1,447	1,566	2,428
Due from broker for swap contracts	302,410	—	789,667	297,954
Unrealized appreciation on swap contracts	11,282,152	221,204	35,530	3,269,407
Prepaid expenses and other assets	8,778	7,696	2,894	3,664
Total Assets	67,662,543	8,643,558	8,039,254	26,395,678
Liabilities:
Collateral for securities loaned (Note 2)	5	23	186,000	—
Payable for Fund shares redeemed	—	—	—	51,335
Payable for investments purchased	—	878,939	—	—
Unrealized depreciation on swap contracts	360,037	—	1,056,672	796,481
Due to Adviser, net (Note 6)	20,611	730	541	10,071
Due to broker for swap contracts	14,562,432	598,212	57,776	3,463,780
Accrued expenses and other liabilities	85,096	15,774	17,160	26,866
Total Liabilities	15,028,181	1,493,678	1,318,149	4,348,533
Net Assets	$52,634,362	$7,149,880	$6,721,105	$22,047,145
Net Assets Consist of:
Capital stock	$100,827,029	$18,779,247	$16,475,068	$41,010,656
Total distributable loss	(48,192,667)	(11,629,367)	(9,753,963)	(18,963,511)
Net Assets	$52,634,362	$7,149,880	$6,721,105	$22,047,145
Calculation of Net Asset Value Per Share:
Net assets	$52,634,362	$7,149,880	$6,721,105	$22,047,145
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,949,686	200,001	283,205	2,350,001
Net assets value, redemption price and offering price per share	$17.84	$35.75	$23.73	$9.38
Cost of Investments	$43,737,255	$5,271,898	$5,791,395	$15,865,958

*  Securities loaned with values of $15,431,700, $280,487, $175,620 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$90,943,905	$4,820,671	$450,588	$6,722,874
Cash	—	58	—	—
Cash equivalents	5,233,863	395,886	221,101	712,351
Receivable for Fund shares sold	498,422	—	—	—
Due from Adviser, net (Note 6)	—	136	2,421	331
Dividend and interest receivable	19,591	4,531	153	1,439
Due from broker for swap contracts	—	25	—	16,134
Unrealized appreciation on swap contracts	13,706,025	645,074	—	1,799,345
Prepaid expenses and other assets	26,343	11,015	9,758	15,210
Total Assets	110,428,149	5,877,396	684,021	9,267,684
Liabilities:
Collateral for securities loaned (Note 2)	—	13,360	—	17,069
Unrealized depreciation on swap contracts	529,535	6,441	198,718	13,948
Due to Adviser, net (Note 6)	32,545	—	—	—
Due to broker for swap contracts	15,103,256	706,382	—	1,816,056
Accrued expenses and other liabilities	49,039	11,319	10,288	11,647
Total Liabilities	15,714,375	737,502	209,006	1,858,720
Net Assets	$94,713,774	$5,139,894	$475,015	$7,408,964
Net Assets Consist of:
Capital stock	$131,228,060	$5,542,404	$1,738,342	$8,246,512
Total distributable loss	(36,514,286)	(402,510)	(1,263,327)	(837,548)
Net Assets	$94,713,774	$5,139,894	$475,015	$7,408,964
Calculation of Net Asset Value Per Share:
Net assets	$94,713,774	$5,139,894	$475,015	$7,408,964
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,050,001	200,001	50,001	350,001
Net assets value, redemption price and offering price per share	$11.77	$25.70	$9.50	$21.17
Cost of Investments	$87,181,471	$4,555,829	$450,588	$6,441,010

*  Securities loaned with values of $–, $12,132, $– and $19,087, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$4,910,522	$6,649,945	$588,647	$9,245,423
Cash equivalents	1,602,861	1,537,530	207,238	2,003,881
Due from Adviser, net (Note 6)	—	—	3,012	—
Dividend and interest receivable	1,514	7,640	158	770
Due from broker for swap contracts	388	43,045	—	9,551
Unrealized appreciation on swap contracts	—	174,108	—	2,040,214
Prepaid expenses and other assets	12,618	13,147	12,701	5,332
Total Assets	6,527,903	8,425,415	811,756	13,305,171
Liabilities:
Unrealized depreciation on swap contracts	2,061,229	312,774	164,394	—
Due to Adviser, net (Note 6)	340	1,122	—	2,799
Due to broker for swap contracts	—	309,000	—	1,861,073
Accrued expenses and other liabilities	10,650	11,718	9,850	14,682
Total Liabilities	2,072,219	634,614	174,244	1,878,554
Net Assets	$4,455,684	$7,790,801	$637,512	$11,426,617
Net Assets Consist of:
Capital stock	$8,845,472	$8,909,371	$1,385,585	$10,083,517
Total distributable earnings (loss)	(4,389,788)	(1,118,570)	(748,073)	1,343,100
Net Assets	$4,455,684	$7,790,801	$637,512	$11,426,617
Calculation of Net Asset Value Per Share:
Net assets	$4,455,684	$7,790,801	$637,512	$11,426,617
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	450,001	350,001	50,001	450,001
Net assets value, redemption price and offering price per share	$9.90	$22.26	$12.75	$25.39
Cost of Investments	$4,910,522	$6,451,170	$588,647	$8,368,337

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Dow Jones Internet Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,376,237	$1,041,641,165	$273,913,422	$119,361,846
Cash equivalents	578,019	156,649,721	127,186,994	28,395,945
Receivable for Fund shares sold	—	6,283,809	18,930,935	—
Receivable for investments sold	—	3,054,366	—	—
Due from Adviser, net (Note 6)	1,417	—	—	—
Dividend and interest receivable	558	557,579	60,401	71,623
Due from broker for swap contracts	—	2,552,806	—	53,227
Unrealized appreciation on swap contracts	—	32,073,363	—	15,936,014
Prepaid expenses and other assets	5,332	52,466	17,672	3,083
Total Assets	1,961,563	1,242,865,275	420,109,424	163,821,738
Liabilities:
Collateral for securities loaned (Note 2)	—	1,259,875	—	—
Payable for Fund shares redeemed	—	760,461	7,131,149	—
Payable for investments purchased	—	63,384,086	—	—
Unrealized depreciation on swap contracts	244,635	32,583,247	76,872,389	995,490
Due to Adviser, net (Note 6)	—	519,463	215,228	72,586
Due to broker for swap contracts	14,138	76,994,526	888	17,107,363
Accrued expenses and other liabilities	13,533	1,069,488	199,825	150,525
Total Liabilities	272,306	176,571,146	84,419,479	18,325,964
Net Assets	$1,689,257	$1,066,294,129	$335,689,945	$145,495,774
Net Assets Consist of:
Capital stock	$4,414,681	$1,729,158,464	$3,030,616,788	$145,675,766
Total distributable loss	(2,725,424)	(662,864,335)	(2,694,926,843)	(179,992)
Net Assets	$1,689,257	$1,066,294,129	$335,689,945	$145,495,774
Calculation of Net Asset Value Per Share:
Net assets	$1,689,257	$1,066,294,129	$335,689,945	$145,495,774
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,001	36,399,289	14,122,860	2,650,008
Net assets value, redemption price and offering price per share	$11.26	$29.29	$23.77	$54.90
Cost of Investments	$1,376,237	$997,818,688	$273,913,422	$115,782,117

*  Securities loaned with values of $–, $1,397,804, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$152,031,069	$5,130,894	$32,529,769	$22,373,671
Cash equivalents	16,083,910	96,709	6,141,944	41,972,554
Receivable for Fund shares sold	3,611,846	25,170	480,960	—
Due from Adviser, net (Note 6)	—	1,262	—	—
Dividend and interest receivable	46,358	1,517	16,238	6,511
Due from broker for swap contracts	2,246,144	44,721	23,654	—
Unrealized appreciation on swap contracts	33,212,119	471,704	5,647,954	—
Prepaid expenses and other assets	9,391	25,317	88,570	35,780
Total Assets	207,240,837	5,797,294	44,929,089	64,388,516
Liabilities:
Collateral for securities loaned (Note 2)	20,685	—	16,783	—
Payable for investments purchased	—	2,595	1,737,657	—
Unrealized depreciation on swap contracts	1,577,192	—	305,955	10,088,238
Due to Adviser, net (Note 6)	42,913	—	13,303	23,958
Due to broker for swap contracts	51,078,936	790,198	3,820,000	2,896,779
Accrued expenses and other liabilities	63,382	12,511	78,178	19,404
Total Liabilities	52,783,108	805,304	5,971,876	13,028,379
Net Assets	$154,457,729	$4,991,990	$38,957,213	$51,360,137
Net Assets Consist of:
Capital stock	$177,031,547	$7,130,584	$61,067,380	$138,405,187
Total distributable loss	(22,573,818)	(2,138,594)	(22,110,167)	(87,045,050)
Net Assets	$154,457,729	$4,991,990	$38,957,213	$51,360,137
Calculation of Net Asset Value Per Share:
Net assets	$154,457,729	$4,991,990	$38,957,213	$51,360,137
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,000,000	400,001	4,050,000	2,451,444
Net assets value, redemption price and offering price per share	$17.16	$12.48	$9.62	$20.95
Cost of Investments	$140,299,646	$5,000,778	$31,255,718	$22,373,671

*  Securities loaned with values of $34,982, $–, $18,996 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$14,885,839	$38,808,195	$9,389,271	$17,913,416
Cash equivalents	2,406,288	10,352,912	2,346,795	4,928,137
Receivable for Fund shares sold	—	3,734,315	—	—
Dividend and interest receivable	3,534	36,432	3,263	1,870
Due from broker for swap contracts	174,018	23,322	143,644	22,283
Unrealized appreciation on swap contracts	3,569,651	8,630,669	2,052,408	3,737,161
Prepaid expenses and other assets	11,423	34,475	27,230	2,428
Total Assets	21,050,753	61,620,320	13,962,611	26,605,295
Liabilities:
Collateral for securities loaned (Note 2)	—	—	741,110	—
Payable for Fund shares redeemed	40,230	—	—	—
Payable for investments purchased	—	—	—	2,098,900
Unrealized depreciation on swap contracts	—	159,935	44,495	—
Due to Adviser, net (Note 6)	3,990	12,284	115	7,014
Due to broker for swap contracts	4,027,651	13,627,000	2,972,529	5,350,485
Accrued expenses and other liabilities	13,204	22,211	20,781	19,614
Total Liabilities	4,085,075	13,821,430	3,779,030	7,476,013
Net Assets	$16,965,678	$47,798,890	$10,183,581	$19,129,282
Net Assets Consist of:
Capital stock	$15,195,208	$80,579,952	$24,966,394	$23,088,437
Total distributable earnings (loss)	1,770,470	(32,781,062)	(14,782,813)	(3,959,155)
Net Assets	$16,965,678	$47,798,890	$10,183,581	$19,129,282
Calculation of Net Asset Value Per Share:
Net assets	$16,965,678	$47,798,890	$10,183,581	$19,129,282
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,150,001	640,000	105,001	265,000
Net assets value, redemption price and offering price per share	$14.75	$74.69	$96.99	$72.19
Cost of Investments	$14,045,926	$36,205,887	$8,568,551	$16,959,610

*  Securities loaned with values of $–, $–, $810,630 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$9,160,424	$16,419,893	$404,920,689	$71,860,168
Cash equivalents	3,955,519	4,835,135	28,969,157	35,914,205
Receivable for Fund shares sold	7,435,248	6,536,856	1,108	2,880,876
Dividend and interest receivable	2,751	2,818	77,363	15,252
Due from broker for swap contracts	17,621	—	—	—
Unrealized appreciation on swap contracts	1,481,618	—	63,550,814	—
Prepaid expenses and other assets	5,332	5,332	17,273	1,013
Total Assets	22,058,513	27,800,034	497,536,404	110,671,514
Liabilities:
Collateral for securities loaned (Note 2)	23,630	—	9,523,650	—
Payable for Fund shares redeemed	—	—	3,693,792	—
Payable for investments purchased	—	—	16,733	—
Unrealized depreciation on swap contracts	692,476	6,246,325	26,297,698	25,853,229
Due to Adviser, net (Note 6)	1,908	6,456	194,248	33,758
Due to broker for swap contracts	3,110,000	646,643	76,536,006	—
Accrued expenses and other liabilities	14,134	15,831	406,655	110,127
Total Liabilities	3,842,148	6,915,255	116,668,782	25,997,114
Net Assets	$18,216,365	$20,884,779	$380,867,622	$84,674,400
Net Assets Consist of:
Capital stock	$19,866,238	$30,207,047	$550,229,296	$261,156,874
Total distributable loss	(1,649,873)	(9,322,268)	(169,361,674)	(176,482,474)
Net Assets	$18,216,365	$20,884,779	$380,867,622	$84,674,400
Calculation of Net Asset Value Per Share:
Net assets	$18,216,365	$20,884,779	$380,867,622	$84,674,400
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	245,000	1,250,001	10,311,600	12,284,536
Net assets value, redemption price and offering price per share	$74.35	$16.71	$36.94	$6.89
Cost of Investments	$8,754,873	$16,419,893	$401,770,897	$71,860,168

*  Securities loaned with values of $33,085, $–, $17,460,952 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,040,196,854	$179,758,726	$1,037,852,105	$49,927,970
Cash equivalents	232,324,541	50,302,700	135,398,044	18,781,769
Receivable for Fund shares sold	—	8,442,700	—	—
Receivable for investments sold	2,412,028	—	—	—
Dividend and interest receivable	152,757	37,733	174,211	11,833
Due from broker for swap contracts	19,935,314	45,240	2,640,371	—
Unrealized appreciation on swap contracts	205,490,980	—	253,909,771	—
Prepaid expenses and other assets	19,605	5,557	16,744	1,749
Total Assets	1,500,532,079	238,592,656	1,429,991,246	68,723,321
Liabilities:
Collateral for securities loaned (Note 2)	1,058,276	—	—	—
Payable for Fund shares redeemed	3,690,668	1,782,105	1,835,406	—
Payable for investments purchased	108,942,348	—	77,884,489	—
Unrealized depreciation on swap contracts	1,323,386	52,435,810	—	19,534,230
Due to Adviser, net (Note 6)	595,756	103,587	554,423	31,910
Due to broker for swap contracts	296,744,632	—	219,865,421	674
Accrued expenses and other liabilities	557,956	138,173	923,673	58,139
Total Liabilities	412,913,022	54,459,675	301,063,412	19,624,953
Net Assets	$1,087,619,057	$184,132,981	$1,128,927,834	$49,098,368
Net Assets Consist of:
Capital stock	$1,230,127,649	$676,676,128	$1,067,668,407	$243,266,250
Total distributable earnings (loss)	(142,508,592)	(492,543,147)	61,259,427	(194,167,882)
Net Assets	$1,087,619,057	$184,132,981	$1,128,927,834	$49,098,368
Calculation of Net Asset Value Per Share:
Net assets	$1,087,619,057	$184,132,981	$1,128,927,834	$49,098,368
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,350,004	19,635,481	7,000,000	1,465,329
Net assets value, redemption price and offering price per share	$130.25	$9.38	$161.28	$33.51
Cost of Investments	$1,006,869,575	$179,758,726	$994,395,239	$49,927,970

*  Securities loaned with values of $985,277, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$10,186,582	$13,553,664	$14,422,573	$5,964,129
Cash equivalents	890,882	1,356,166	5,862,766	3,741,301
Receivable for Fund shares sold	—	21,101	—	—
Dividend and interest receivable	1,274	5,328	1,647	1,568
Due from broker for swap contracts	53,767	123	1,591	—
Unrealized appreciation on swap contracts	369,292	1,300,553	1,712,171	—
Prepaid expenses and other assets	23,363	23,034	2,631	3,145
Total Assets	11,525,160	16,259,969	22,003,379	9,710,143
Liabilities:
Unrealized depreciation on swap contracts	49,342	1,359,513	—	1,251,076
Due to Adviser, net (Note 6)	1,817	5,938	9,563	1,688
Due to broker for swap contracts	938,774	2,039,518	1,710,095	—
Accrued expenses and other liabilities	12,902	15,780	35,171	34,229
Total Liabilities	1,002,835	3,420,749	1,754,829	1,286,993
Net Assets	$10,522,325	$12,839,220	$20,248,550	$8,423,150
Net Assets Consist of:
Capital stock	$13,438,891	$17,950,828	$14,590,696	$71,704,273
Total distributable earnings (loss)	(2,916,566)	(5,111,608)	5,657,854	(63,281,123)
Net Assets	$10,522,325	$12,839,220	$20,248,550	$8,423,150
Calculation of Net Asset Value Per Share:
Net assets	$10,522,325	$12,839,220	$20,248,550	$8,423,150
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,200,001	600,001	300,000	1,050,000
Net assets value, redemption price and offering price per share	$8.77	$21.40	$67.50	$8.02
Cost of Investments	$9,779,234	$13,539,722	$13,356,742	$5,964,129

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$222,078,031	$62,724,733
Cash equivalents	76,135,686	41,626,010
Receivable for Fund shares sold	647	—
Dividend and interest receivable	20,646	17,102
Unrealized appreciation on swap contracts	49,599,796	519,870
Prepaid expenses and other assets	5,962	22,085
Total Assets	347,840,768	104,909,800
Liabilities:
Payable for Fund shares redeemed	2,156,095	—
Unrealized depreciation on swap contracts	1,756,991	17,300,509
Due to Adviser, net (Note 6)	170,497	45,743
Due to broker for swap contracts	56,835,773	—
Accrued expenses and other liabilities	169,063	165,724
Total Liabilities	61,088,419	17,511,976
Net Assets	$286,752,349	$87,397,824
Net Assets Consist of:
Capital stock	$149,726,151	$1,130,599,944
Total distributable earnings (loss)	137,026,198	(1,043,202,120)
Net Assets	$286,752,349	$87,397,824
Calculation of Net Asset Value Per Share:
Net assets	$286,752,349	$87,397,824
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,650,000	1,724,979
Net assets value, redemption price and offering price per share	$43.12	$50.67
Cost of Investments	$207,791,171	$62,724,733

*  Securities loaned with values of $23,344 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income	$179,523	$7,198,407	$—	$1,735,340
Interest income	88,619	2,089,955	3,496,693	2,103,578
Securities lending income	—	355	—	124,664
Total investment income	268,142	9,288,717	3,496,693	3,963,582
Expenses:
Investment advisory fees (Note 6)	144,613	4,147,242	2,339,319	2,372,856
Interest expense	18,898	943,574	83,640	501,579
Licensing fees	15,426	442,373	249,527	196,038
Fund servicing fees	9,852	275,550	159,556	155,454
Professional fees	8,835	114,570	66,161	68,068
Management service fees (Note 6)	4,917	141,315	79,881	80,751
Reports to shareholders	3,348	102,659	61,256	56,203
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	3,554	2,656	2,513
Trustees' fees and expenses	914	27,537	16,253	15,268
Insurance fees	475	14,239	8,377	7,932
Other	728	21,810	12,832	12,150
Total Expenses	213,511	6,237,415	3,082,450	3,471,804
Recoupment of expenses to Adviser (Note 6)	—	50,935	1,780	45,226
Less: Reimbursement of expenses from Adviser (Note 6)	(11,436)	(50,935)	(37,452)	(9,833)
Net Expenses	202,075	6,237,415	3,046,778	3,507,197
Net investment income	66,067	3,051,302	449,915	456,385
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(4,145,610)	(182,204,537)	—	(121,846,942)
In-kind redemptions	—	83,540,289	—	28,285,203
Swap contracts	(15,818,600)	(182,793,341)	(208,186,189)	(269,491,539)
Net realized loss	(19,964,210)	(281,457,589)	(208,186,189)	(363,053,278)
Change in net unrealized appreciation (depreciation) on:
Investment securities	419,259	31,925,713	—	14,632,821
Swap contracts	(225,086)	(12,014,647)	(274,758,641)	57,175,660
Change in net unrealized appreciation (depreciation)	194,173	19,911,066	(274,758,641)	71,808,481
Net realized and unrealized loss	(19,770,037)	(261,546,523)	(482,944,830)	(291,244,797)
Net decrease in net assets resulting from operations	$(19,703,970)	$(258,495,221)	$(482,494,915)	$(290,788,412)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$3,257,907	$—	$88,107
Interest income	2,238,256	1,180,749	586,051	106,573
Securities lending income	—	79,075	—	296
Total investment income	2,238,256	4,517,731	586,051	194,976
Expenses:
Investment advisory fees (Note 6)	1,378,156	1,208,686	332,043	90,120
Licensing fees	113,010	140,369	38,561	3,925
Fund servicing fees	93,364	79,916	22,455	6,303
Interest expense	82,544	125,982	20,035	14,742
Management service fees (Note 6)	47,020	41,151	11,308	3,063
Professional fees	41,205	36,832	13,155	7,425
Reports to shareholders	35,246	29,141	8,257	2,063
Trustees' fees and expenses	9,412	7,878	2,199	565
Insurance fees	4,862	4,085	1,135	294
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Other	7,448	6,256	1,739	451
Total Expenses	1,817,772	1,685,801	456,392	134,456
Recoupment of expenses to Adviser (Note 6)	18,225	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(7,789)	(28,817)	(15,769)	(5,562)
Net Expenses	1,828,208	1,656,984	440,623	128,894
Net investment income	410,048	2,860,747	145,428	66,082
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(27,433,994)	—	(2,124,750)
In-kind redemptions	—	9,260,610	—	309,376
Swap contracts	55,748,163	(92,381,755)	8,583,096	(7,988,228)
Net realized gain (loss)	55,748,163	(110,555,139)	8,583,096	(9,803,602)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,596,915	—	(335,941)
Swap contracts	(182,641,437)	9,604,628	(8,732,076)	(4,082,501)
Change in net unrealized appreciation (depreciation)	(182,641,437)	11,201,543	(8,732,076)	(4,418,442)
Net realized and unrealized loss	(126,893,274)	(99,353,596)	(148,980)	(14,222,044)
Net decrease in net assets resulting from operations	$(126,483,226)	$(96,492,849)	$(3,552)	$(14,155,962)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Investment Income:
Dividend income	$40,573	$89,186	$1,254,846	$—
Interest income	41,939	56,128	750,021	433,710
Securities lending income	—	—	3,480	—
Total investment income	82,512	145,314	2,008,347	433,710
Expenses:
Investment advisory fees (Note 6)	32,501	53,394	645,426	240,764
Professional fees	5,834	6,407	22,233	11,249
Licensing fees	4,333	24,932	—	—
Interest expense	3,911	3,595	91,614	16,641
Pricing fees	2,992	2,992	2,992	2,992
Fund servicing fees	2,613	3,954	42,379	16,597
Exchange listing fees	2,513	2,513	2,513	2,512
Management service fees (Note 6)	1,106	1,815	21,952	8,207
Reports to shareholders	765	1,238	15,095	6,040
Trustees' fees and expenses	208	338	4,108	1,621
Insurance fees	108	176	2,134	839
Other	165	269	80,856	36,904
Total Expenses	57,049	101,623	931,302	344,366
Less: Reimbursement of expenses from Adviser (Note 6)	(11,970)	(30,396)	(22,149)	(22,758)
Net Expenses	45,079	71,227	909,153	321,608
Net investment income	37,433	74,087	1,099,194	112,102
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,366,948)	(1,509,328)	(16,239,313)	—
In-kind redemptions	335,609	(79,589)	1,494,946	—
Swap contracts	(15,062,934)	(8,026,277)	(84,335,064)	15,592,553
Net realized gain (loss)	(17,094,273)	(9,615,194)	(99,079,431)	15,592,553
Change in net unrealized appreciation (depreciation) on:
Investment securities	75,367	170,666	1,475,595	—
Swap contracts	438,413	101,213	(496,061)	(5,885,880)
Change in net unrealized appreciation (depreciation)	513,780	271,879	979,534	(5,885,880)
Net realized and unrealized gain (loss)	(16,580,493)	(9,343,315)	(98,099,897)	9,706,673
Net increase (decrease) in net assets resulting from operations	$(16,543,060)	$(9,269,228)	$(97,000,703)	$9,818,775

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$35,806	$48,073	$35,887	$139,210
Interest income	239,112	39,669	45,726	78,208
Securities lending income	918	270	12,119	—
Total investment income	275,836	88,012	93,732	217,418
Expenses:
Investment advisory fees (Note 6)	228,766	35,915	37,199	66,771
Interest expense	19,740	3,000	7,663	12,073
Fund servicing fees	15,336	2,855	2,896	4,895
Licensing fees	—	12,465	—	—
Professional fees	11,040	5,911	5,927	6,754
Management service fees (Note 6)	7,781	1,223	1,264	2,274
Reports to shareholders	5,302	866	848	1,622
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Trustees' fees and expenses	1,450	234	233	437
Insurance fees	756	121	122	226
Other	13,359	185	2,170	7,469
Total Expenses	309,035	68,280	63,827	108,026
Recoupment of expenses to Adviser (Note 6)	3,662	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(3,186)	(19,788)	(9,045)	(11,377)
Net Expenses	309,511	48,492	54,782	96,649
Net investment income (loss)	(33,675)	39,520	38,950	120,769
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(8,070,629)	(1,320,700)	(1,409,636)	(2,199,478)
In-kind redemptions	1,303,106	151,405	266,237	598,782
Swap contracts	(45,083,182)	(3,944,656)	(4,071,478)	(3,793,604)
Net realized loss	(51,850,705)	(5,113,951)	(5,214,877)	(5,394,300)
Change in net unrealized appreciation (depreciation) on:
Investment securities	305,296	(50,681)	109,039	891,542
Swap contracts	4,718,946	(1,224,890)	(2,551,948)	(1,794,007)
Change in net unrealized appreciation (depreciation)	5,024,242	(1,275,571)	(2,442,909)	(902,465)
Net realized and unrealized loss	(46,826,463)	(6,389,522)	(7,657,786)	(6,296,765)
Net decrease in net assets resulting from operations	$(46,860,138)	$(6,350,002)	$(7,618,836)	$(6,175,996)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares
Investment Income:
Dividend income	$392,233	$10,001	$—	$28,574
Interest income	140,025	5,280	4,072	11,964
Securities lending income	50	1	—	4
Total investment income	532,308	15,282	4,072	40,542
Expenses:
Investment advisory fees (Note 6)	215,350	11,171	2,461	21,465
Interest expense	41,416	798	—	2,698
Licensing fees	23,194	6,233	6,234	9,972
Fund servicing fees	14,557	1,234	665	1,891
Professional fees	10,602	5,261	5,052	5,559
Management service fees (Note 6)	7,329	380	84	730
Reports to shareholders	5,142	278	63	506
Excise tax	4,606	—	—	—
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Trustees' fees and expenses	1,388	74	17	137
Insurance fees	719	38	9	71
Other	1,102	58	13	109
Total Expenses	330,910	31,030	20,103	48,643
Less: Reimbursement of expenses from Adviser (Note 6)	(16,718)	(16,084)	(16,985)	(18,755)
Net Expenses	314,192	14,946	3,118	29,888
Net investment income	218,116	336	954	10,654
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(13,760,002)	(357,495)	—	(595,501)
In-kind redemptions	1,884,007	—	—	232,431
Swap contracts	(36,382,742)	(925,829)	(128,030)	(2,353,561)
Net realized loss	(48,258,737)	(1,283,324)	(128,030)	(2,716,631)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,549,234	299,315	—	21,071
Swap contracts	510,184	352,028	(138,767)	1,240,192
Change in net unrealized appreciation (depreciation)	3,059,418	651,343	(138,767)	1,261,263
Net realized and unrealized loss	(45,199,319)	(631,981)	(266,797)	(1,455,368)
Net decrease in net assets resulting from operations	$(44,981,203)	$(631,645)	$(265,843)	$(1,444,714)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares[1]
Investment Income:
Dividend income	$—	$48,311	$—	$9,470
Interest income	11,627	11,604	4,983	12,263
Securities lending income	—	—	—	1
Total investment income	11,627	59,915	4,983	21,734
Expenses:
Licensing fees	9,972	9,972	9,972	4,822
Investment advisory fees (Note 6)	9,260	21,159	2,910	21,150
Professional fees	5,234	5,530	5,063	5,353
Pricing fees	2,992	2,992	2,992	2,894
Exchange listing fees	2,512	2,513	2,513	2,430
Fund servicing fees	1,149	1,889	693	1,880
Management service fees (Note 6)	317	720	99	721
Reports to shareholders	260	518	73	532
Interest expense	103	2,163	—	1,411
Trustees' fees and expenses	68	138	20	140
Insurance fees	35	72	10	72
Offering fees	—	—	—	2,411
Other	54	110	16	111
Total Expenses	31,956	47,776	24,361	43,927
Less: Reimbursement of expenses from Adviser (Note 6)	(20,124)	(18,811)	(20,676)	(15,725)
Net Expenses	11,832	28,965	3,685	28,202
Net investment income (loss)	(205)	30,950	1,298	(6,468)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(348,401)	—	(771,026)
Swap contracts	(1,758,572)	(658,095)	(100,886)	(794,060)
Net realized loss	(1,758,572)	(1,006,496)	(100,886)	(1,565,086)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(25,461)	—	877,086
Swap contracts	(1,932,323)	(771,523)	(101,367)	2,040,214
Change in net unrealized appreciation (depreciation)	(1,932,323)	(796,984)	(101,367)	2,917,300
Net realized and unrealized gain (loss)	(3,690,895)	(1,803,480)	(202,253)	1,352,214
Net increase (decrease) in net assets resulting from operations	$(3,691,100)	$(1,772,530)	$(200,955)	$1,345,746

1  Represents the period from November 7, 2019 (commencement of operations) to April 30, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Dow Jones Internet Bear 3X Shares[1]	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Investment Income:
Dividend income	$—	$8,988,670	$—	$571,204
(net of foreign withholding tax of $—, $613, $— and $—, respectively)
Interest income	18,791	3,245,441	1,135,731	384,450
Securities lending income	—	744	—	2,659
Total investment income	18,791	12,234,855	1,135,731	958,313
Expenses:
Investment advisory fees (Note 6)	11,088	4,754,418	770,630	535,789
Professional fees	5,128	130,216	25,417	19,277
Licensing fees	4,822	404,170	64,427	57,184
Pricing fees	2,894	2,992	2,992	2,992
Exchange listing fees	2,430	3,554	2,513	2,513
Offering fees	2,411	—	—	—
Fund servicing fees	1,234	309,248	52,988	35,547
Management service fees (Note 6)	378	161,720	26,315	18,236
Interest expense	377	1,136,338	33,973	78,624
Reports to shareholders	286	111,740	20,200	12,807
Trustees' fees and expenses	77	30,321	5,369	3,464
Insurance fees	40	15,742	2,769	1,797
Excise tax	9	—	—	—
Other	61	24,113	4,241	2,753
Total Expenses	31,235	7,084,572	1,011,834	770,983
Recoupment of expenses to Adviser (Note 6)	—	17,078	4,037	—
Less: Reimbursement of expenses from Adviser (Note 6)	(16,813)	(17,078)	(5,768)	(13,692)
Less: Investment advisory fees waived (Note 6)	—	(7,245)	—	—
Net Expenses	14,422	7,077,327	1,010,103	757,291
Net investment income	4,369	5,157,528	125,628	201,022
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(228,401,307)	—	(6,248,718)
In-kind redemptions	—	44,815,874	—	1,528,725
Swap contracts	(2,476,622)	(358,188,544)	(40,618,122)	8,638,223
Net realized gain (loss)	(2,476,622)	(541,773,977)	(40,618,122)	3,918,230
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	1,814,272	—	(1,559,529)
Swap contracts	(244,635)	(288,718,679)	(54,151,067)	(2,000,729)
Change in net unrealized depreciation	(244,635)	(286,904,407)	(54,151,067)	(3,560,258)
Net realized and unrealized gain (loss)	(2,721,257)	(828,678,384)	(94,769,189)	357,972
Net increase (decrease) in net assets resulting from operations	$(2,716,888)	$(823,520,856)	$(94,643,561)	$558,994

1  Represents the period from November 7, 2019 (commencement of operations) to April 30, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Investment Income:
Dividend income	$200,156	$30,788	$503,145	$—
(net of foreign withholding tax of $—, $57, $— and $—, respectively)
Interest income	162,548	8,668	98,078	99,714
Securities lending income	37	—	1,035	—
Total investment income	362,741	39,456	602,258	99,714
Expenses:
Investment advisory fees (Note 6)	233,565	15,822	166,664	77,611
Interest expense	63,480	1,256	22,405	1,690
Licensing fees	24,913	9,972	—	24,932
Fund servicing fees	15,697	1,526	11,295	5,806
Professional fees	10,824	5,415	9,336	7,050
Management service fees (Note 6)	7,947	538	5,668	2,651
Reports to shareholders	5,573	369	3,892	2,055
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,512	2,513	2,513	2,512
Trustees' fees and expenses	1,498	100	1,057	545
Insurance fees	776	52	549	281
Excise tax	—	48	—	—
Other	1,189	80	25,789	430
Total Expenses	370,966	40,683	252,160	128,555
Less: Reimbursement of expenses from Adviser (Note 6)	(11,637)	(19,386)	(18,646)	(28,558)
Net Expenses	359,329	21,297	233,514	99,997
Net investment income (loss)	3,412	18,159	368,744	(283)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(16,477,526)	(371,751)	(3,113,901)	—
In-kind redemptions	4,355,880	—	—	—
Swap contracts	(25,451,056)	(1,835,337)	(25,034,799)	(8,100,331)
Net realized loss	(37,572,702)	(2,207,088)	(28,148,700)	(8,100,331)
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,164,495	(17,809)	(4,061,546)	—
Swap contracts	14,574,280	180,233	67,014	(8,339,415)
Change in net unrealized appreciation (depreciation)	23,738,775	162,424	(3,994,532)	(8,339,415)
Net realized and unrealized (loss)	(13,833,927)	(2,044,664)	(32,143,232)	(16,439,746)
Net decrease in net assets resulting from operations	$(13,830,515)	$(2,026,505)	$(31,774,488)	$(16,440,029)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Investment Income:
Dividend income	$31,371	$199,821	$74,013	$14,130
(net of foreign withholding tax of $—, $—, $291 and $—, respectively)
Interest income	21,809	70,082	20,363	72,990
Securities lending income	—	—	16,595	259
Total investment income	53,180	269,903	110,971	87,379
Expenses:
Investment advisory fees (Note 6)	41,099	81,480	43,675	70,904
Licensing fees	9,972	9,132	9,972	6,430
Interest expense	9,793	8,743	5,503	21,663
Professional fees	6,122	7,175	6,216	6,852
Fund servicing fees	3,169	5,828	3,313	5,114
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Management service fees (Note 6)	1,398	2,773	1,485	2,412
Reports to shareholders	973	1,943	991	1,669
Trustees' fees and expenses	263	526	273	454
Insurance fees	136	273	143	236
Other	209	419	218	361
Total Expenses	78,639	123,797	77,294	121,600
Less: Reimbursement of expenses from Adviser (Note 6)	(16,787)	(11,845)	(16,468)	(10,125)
Net Expenses	61,852	111,952	60,826	111,475
Net investment income (loss)	(8,672)	157,951	50,145	(24,096)
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	24,861	(7,590,621)	(2,321,490)	(1,655,315)
In-kind redemptions	232,098	172,671	431,397	243,779
Swap contracts	1,198,530	(23,809,041)	(2,944,436)	(2,832,248)
Net realized gain (loss)	1,455,489	(31,226,991)	(4,834,529)	(4,243,784)
Change in net unrealized appreciation on:
Investment securities	424,458	3,559,313	960,076	726,109
Swap contracts	2,325,454	7,009,315	732,732	214,011
Change in net unrealized appreciation	2,749,912	10,568,628	1,692,808	940,120
Net realized and unrealized gain (loss)	4,205,401	(20,658,363)	(3,141,721)	(3,303,664)
Net increase (decrease) in net assets resulting from operations	$4,196,729	$(20,500,412)	$(3,091,576)	$(3,327,760)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Investment Income:
Dividend income	$36,987	$—	$185,626	$—
Interest income	10,460	25,800	1,537,999	879,573
Securities lending income	9	—	71,776	—
Total investment income	47,456	25,800	1,795,401	879,573
Expenses:
Investment advisory fees (Note 6)	16,643	22,945	1,555,197	451,734
Professional fees	5,264	5,437	45,796	17,535
Licensing fees	4,828	5,397	165,888	48,185
Pricing fees	2,894	2,894	2,992	2,992
Exchange listing fees	2,431	2,430	2,512	2,513
Offering fees	2,411	2,411	—	—
Fund servicing fees	1,575	2,104	102,108	30,002
Management service fees (Note 6)	567	786	52,926	15,370
Reports to shareholders	407	655	36,789	10,741
Interest expense	318	1,263	335,227	44,284
Trustees' fees and expenses	109	171	10,007	2,914
Insurance fees	56	88	5,204	1,511
Excise tax	—	9	—	—
Other	86	134	7,971	2,315
Total Expenses	37,589	46,724	2,322,617	630,096
Recoupment of expenses to Adviser (Note 6)	—	—	2,168	—
Less: Reimbursement of expenses from Adviser (Note 6)	(16,189)	(16,397)	(19,642)	(13,615)
Net Expenses	21,400	30,327	2,305,143	616,481
Net investment income (loss)	26,056	(4,527)	(509,742)	263,092
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,083,935)	—	(62,495,545)	—
In-kind redemptions	—	—	41,806,655	—
Swap contracts	(1,756,457)	(3,062,839)	22,535,767	2,459,228
Net realized gain (loss)	(2,840,392)	(3,062,839)	1,846,877	2,459,228
Change in net unrealized appreciation (depreciation) on:
Investment securities	405,551	—	41,814,849	—
Swap contracts	789,142	(6,246,325)	86,263,560	(27,504,182)
Change in net unrealized appreciation (depreciation)	1,194,693	(6,246,325)	128,078,409	(27,504,182)
Net realized and unrealized gain (loss)	(1,645,699)	(9,309,164)	129,925,286	(25,044,954)
Net increase (decrease) in net assets resulting from operations	$(1,619,643)	$(9,313,691)	$129,415,544	$(24,781,862)

1  Represents the period from November 7, 2019 (commencement of operations) to April 30, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Investment Income:
Dividend income	$3,428,534	$—	$3,918,189	$—
(net of foreign withholding tax of $66,908, $—, $— and $—, respectively)
Interest income	2,421,912	1,522,690	3,247,099	398,192
Securities lending income	1,507	—	3,864	—
Total investment income	5,851,953	1,522,690	7,169,152	398,192
Expenses:
Investment advisory fees (Note 6)	3,099,155	765,308	3,819,916	201,505
Interest expense	1,218,576	41,590	1,256,923	7,456
Licensing fees	247,932	61,225	407,458	21,494
Fund servicing fees	204,450	51,207	250,329	14,036
Management service fees (Note 6)	105,538	26,073	130,003	6,872
Professional fees	84,777	25,116	104,036	10,210
Reports to shareholders	75,983	18,719	92,468	5,096
Trustees' fees and expenses	20,328	5,058	24,788	1,367
Insurance fees	10,498	2,624	12,807	708
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,512	2,512	2,513
Other	16,081	4,020	19,617	1,084
Total Expenses	5,088,823	1,006,444	6,123,849	275,333
Recoupment of expenses to Adviser (Note 6)	10,914	10,042	12,518	—
Less: Reimbursement of expenses from Adviser (Note 6)	(10,914)	(5,506)	(38,056)	(12,637)
Less: Investment advisory fees waived (Note 6)	—	—	(1,050)	—
Net Expenses	5,088,823	1,010,980	6,097,261	262,696
Net investment income	763,130	511,710	1,071,891	135,496
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(196,107,832)	—	(94,530,724)	—
In-kind redemptions	86,011,291	—	32,431,033	—
Swap contracts	(173,168,615)	(149,190,567)	(112,833,834)	(40,718,562)
Net realized loss	(283,265,156)	(149,190,567)	(174,933,525)	(40,718,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	23,048,180	—	(30,649,490)	—
Swap contracts	(12,199,404)	1,250,492	38,918,427	(9,643,620)
Change in net unrealized appreciation (depreciation)	10,848,776	1,250,492	8,268,937	(9,643,620)
Net realized and unrealized loss	(272,416,380)	(147,940,075)	(166,664,588)	(50,362,182)
Net decrease in net assets resulting from operations	$(271,653,250)	$(147,428,365)	$(165,592,697)	$(50,226,686)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$24,040	$152,960	$63,495	$—
Interest income	10,687	26,762	61,533	70,129
Total investment income	34,727	179,722	125,028	70,129
Expenses:
Investment advisory fees (Note 6)	17,696	48,242	68,292	37,660
Licensing fees	9,972	9,972	10,858	10,858
Professional fees	5,453	6,207	6,736	5,990
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,513	2,513	2,513	2,513
Fund servicing fees	1,684	3,663	5,057	2,996
Interest expense	1,133	7,518	6,822	—
Management service fees (Note 6)	604	1,642	2,328	1,283
Reports to shareholders	446	1,167	1,701	921
Trustees' fees and expenses	119	314	458	249
Insurance fees	62	162	237	129
Other	95	249	364	198
Total Expenses	42,769	84,641	108,358	65,789
Less: Reimbursement of expenses from Adviser (Note 6)	(19,220)	(16,016)	(15,032)	(18,087)
Net Expenses	23,549	68,625	93,326	47,702
Net investment income	11,178	111,097	31,702	22,427
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,264,768)	(1,874,099)	109,711	—
In-kind redemptions	238,441	510,159	—	—
Swap contracts	(2,363,576)	(3,594,569)	3,115,584	(3,469,033)
Net realized gain (loss)	(3,389,903)	(4,958,509)	3,225,295	(3,469,033)
Change in net unrealized appreciation (depreciation) on:
Investment securities	378,188	(314,579)	403,494	—
Swap contracts	283,051	(1,454,257)	190,075	1,198,242
Change in net unrealized appreciation (depreciation)	661,239	(1,768,836)	593,569	1,198,242
Net realized and unrealized gain (loss)	(2,728,664)	(6,727,345)	3,818,864	(2,270,791)
Net increase (decrease) in net assets resulting from operations	$(2,717,486)	$(6,616,248)	$3,850,566	$(2,248,364)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$1,388,680	$—
Interest income	432,797	775,639
Securities lending income	6,443	—
Total investment income	1,827,920	775,639
Expenses:
Investment advisory fees (Note 6)	855,991	412,504
Interest expense	122,469	8,428
Fund servicing fees	57,745	27,841
Licensing fees	37,339	18,003
Management service fees (Note 6)	29,187	14,052
Professional fees	26,426	15,976
Reports to shareholders	21,761	10,114
Trustees' fees and expenses	5,782	2,731
Pricing fees	2,992	2,992
Insurance fees	2,981	1,416
Exchange listing fees	2,513	2,513
Other	4,566	2,169
Total Expenses	1,169,752	518,739
Recoupment of expenses to Adviser (Note 6)	706	—
Less: Reimbursement of expenses from Adviser (Note 6)	(706)	—
Net Expenses	1,169,752	518,739
Net investment income	658,168	256,900
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(77,845)	—
In-kind redemptions	16,984,334	—
Swap contracts	67,556,713	(88,983,348)
Net realized gain (loss)	84,463,202	(88,983,348)
Change in net unrealized appreciation on:
Investment securities	9,147,397	—
Swap contracts	18,090,520	9,417,522
Change in net unrealized appreciation	27,237,917	9,417,522
Net realized and unrealized gain (loss)	111,701,119	(79,565,826)
Net increase (decrease) in net assets resulting from operations	$112,359,287	$(79,308,926)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$66,067	$396,970	$3,051,302	$9,694,565
Net realized gain (loss)	(19,964,210)	(2,433,942)	(281,457,589)	61,549,131
Change in net unrealized appreciation	194,173	10,886,572	19,911,066	230,866,868
Net increase (decrease) in net assets resulting from operations	(19,703,970)	8,849,600	(258,495,221)	302,110,564
Distributions to shareholders:
Net distributions to shareholders	(168,512)	(494,580)	(4,420,225)	(11,449,455)
Total distributions	(168,512)	(494,580)	(4,420,225)	(11,449,455)
Capital share transactions:
Proceeds from shares sold	15,953,417	41,075,096	1,707,169,872	993,301,395
Cost of shares redeemed	(9,577,702)	(60,640,620)	(958,866,241)	(1,328,657,459)
Transaction fees (Note 4)	15,570	13,927	408,715	314,039
Net increase (decrease) in net assets resulting from capital transactions	6,391,285	(19,551,597)	748,712,346	(335,042,025)
Total increase (decrease) in net assets	(13,481,197)	(11,196,577)	485,796,900	(44,380,916)
Net assets:
Beginning of year/period	46,481,486	57,678,063	947,850,788	992,231,704
End of year/period	$33,000,289	$46,481,486	$1,433,647,688	$947,850,788
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,100,132	1,500,132	17,155,004	23,055,004
Shares sold	1,100,000	1,100,000	49,250,000	22,700,000
Shares repurchased	(200,000)	(1,500,000)	(26,405,004)	(28,600,000)
Shares outstanding, end of year/period	2,000,132	1,100,132	40,000,000	17,155,004

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares		Direxion Daily Small Cap Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$449,915	$5,480,739	$456,385	$4,443,506
Net realized loss	(208,186,189)	(112,681,039)	(363,053,278)	(145,874,785)
Change in net unrealized appreciation (depreciation)	(274,758,641)	(61,571,750)	71,808,481	168,643,688
Net increase (decrease) in net assets resulting from operations	(482,494,915)	(168,772,050)	(290,788,412)	27,212,409
Distributions to shareholders:
Net distributions to shareholders	(1,818,363)	(5,338,151)	(1,622,628)	(4,558,793)
Total distributions	(1,818,363)	(5,338,151)	(1,622,628)	(4,558,793)
Capital share transactions:
Proceeds from shares sold	1,808,993,030	1,223,566,513	1,000,744,230	962,043,805
Cost of shares redeemed	(629,144,036)	(827,834,428)	(702,490,504)	(1,137,917,469)
Transaction fees (Note 4)	762,642	248,351	623,550	250,169
Net increase (decrease) in net assets resulting from capital transactions	1,180,611,636	395,980,436	298,877,276	(175,623,495)
Total increase (decrease) in net assets	696,298,358	221,870,235	6,466,236	(152,969,879)
Net assets:
Beginning of year/period	488,984,309	267,114,074	730,592,223	883,562,102
End of year/period	$1,185,282,667	$488,984,309	$737,058,459	$730,592,223
Changes in shares outstanding
Shares outstanding, beginning of year/period	30,453,892	10,303,892	12,250,068	14,300,068
Shares sold	125,050,000	59,900,000	40,250,000	17,400,000
Shares repurchased	(38,750,000)	(39,750,000)	(19,700,066)	(19,450,000)
Shares outstanding, end of year/period	116,753,892	30,453,892	32,800,002	12,250,068

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$410,048	$4,267,917	$2,860,747	$3,950,105
Net realized gain (loss)	55,748,163	(10,697,621)	(110,555,139)	(27,460,049)
Change in net unrealized appreciation (depreciation)	(182,641,437)	(47,475,848)	11,201,543	49,130,513
Net increase (decrease) in net assets resulting from operations	(126,483,226)	(53,905,552)	(96,492,849)	25,620,569
Distributions to shareholders:
Net distributions to shareholders	(1,187,784)	(4,325,198)	(3,060,748)	(3,949,648)
Total distributions	(1,187,784)	(4,325,198)	(3,060,748)	(3,949,648)
Capital share transactions:
Proceeds from shares sold	992,595,076	593,649,652	197,449,840	383,330,207
Cost of shares redeemed	(619,967,028)	(497,149,206)	(190,550,849)	(382,733,749)
Transaction fees (Note 4)	695,719	149,109	48,299	78,296
Net increase in net assets resulting from capital transactions	373,323,767	96,649,555	6,947,290	674,754
Total increase (decrease) in net assets	245,652,757	38,418,805	(92,606,307)	22,345,675
Net assets:
Beginning of year/period	321,402,755	282,983,950	329,403,412	307,057,737
End of year/period	$567,055,512	$321,402,755	$236,797,105	$329,403,412
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,441,573	4,894,075	18,250,013	17,200,013
Shares sold	21,000,000	11,950,000	12,250,000	18,900,000
Shares repurchased	(11,550,000)	(9,402,502)	(11,150,000)	(17,850,000)
Shares outstanding, end of year/period	16,891,573	7,441,573	19,350,013	18,250,013

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$145,428	$1,045,537	$66,082	$461,884
Net realized gain (loss)	8,583,096	(5,609,705)	(9,803,602)	(1,868,331)
Change in net unrealized appreciation (depreciation)	(8,732,076)	(12,650,990)	(4,418,442)	7,379,899
Net increase (decrease) in net assets resulting from operations	(3,552)	(17,215,158)	(14,155,962)	5,973,452
Distributions to shareholders:
Net distributions to shareholders	(288,160)	(1,047,032)	(130,258)	(514,390)
Total distributions	(288,160)	(1,047,032)	(130,258)	(514,390)
Capital share transactions:
Proceeds from shares sold	146,490,898	163,162,012	2,400,047	4,976,969
Cost of shares redeemed	(168,684,732)	(146,256,369)	(6,073,572)	(29,270,594)
Transaction fees (Note 4)	235,677	43,876	1,215	5,979
Net increase (decrease) in net assets resulting from capital transactions	(21,958,157)	16,949,519	(3,672,310)	(24,287,646)
Total decrease in net assets	(22,249,869)	(1,312,671)	(17,958,530)	(18,828,584)
Net assets:
Beginning of year/period	78,771,058	80,083,729	27,803,529	46,632,113
End of year/period	$56,521,189	$78,771,058	$9,844,999	$27,803,529
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,577,337	1,127,337	950,001	1,900,001
Shares sold	3,250,000	3,100,000	150,000	200,000
Shares repurchased	(3,400,000)	(2,650,000)	(300,000)	(1,150,000)
Shares outstanding, end of year/period	1,427,337	1,577,337	800,001	950,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Latin America Bull 3X Shares[1]		Direxion Daily MSCI Developed Markets Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$37,433	$128,757	$74,087	$273,718
Net realized loss	(17,094,273)	(301,416)	(9,615,194)	(3,511,198)
Change in net unrealized appreciation (depreciation)	513,780	(155,135)	271,879	5,638,272
Net increase (decrease) in net assets resulting from operations	(16,543,060)	(327,794)	(9,269,228)	2,400,792
Distributions to shareholders:
Net distributions to shareholders	(10,085)	(126,175)	(95,743)	(274,885)
Total distributions	(10,085)	(126,175)	(95,743)	(274,885)
Capital share transactions:
Proceeds from shares sold	26,568,302	44,656,662	2,345,170	24,222,956
Cost of shares redeemed	(9,695,166)	(49,190,859)	(1,934,318)	(29,059,314)
Transaction fees (Note 4)	3,474	12,687	387	5,812
Net increase (decrease) in net assets resulting from capital transactions	16,876,610	(4,521,510)	411,239	(4,830,546)
Total increase (decrease) in net assets	323,465	(4,975,479)	(8,953,732)	(2,704,639)
Net assets:
Beginning of year/period	8,536,637	13,512,116	16,627,334	19,331,973
End of year/period	$8,860,102	$8,536,637	$7,673,602	$16,627,334
Changes in shares outstanding
Shares outstanding, beginning of year/period	20,955	28,455	250,001	350,001
Shares sold	292,500	105,000	100,000	400,000
Shares repurchased	(72,734)	(112,500)	(100,000)	(500,000)
Shares outstanding, end of year/period	240,721	20,955	250,001	250,001

1  Effective March 27, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$1,099,194	$2,731,404	$112,102	$915,578
Net realized gain (loss)	(99,079,431)	(5,877,824)	15,592,553	(23,082,033)
Change in net unrealized appreciation (depreciation)	979,534	48,286,984	(5,885,880)	(4,455,830)
Net increase (decrease) in net assets resulting from operations	(97,000,703)	45,140,564	9,818,775	(26,622,285)
Distributions to shareholders:
Net distributions to shareholders	(1,205,300)	(2,694,656)	(229,450)	(955,647)
Total distributions	(1,205,300)	(2,694,656)	(229,450)	(955,647)
Capital share transactions:
Proceeds from shares sold	53,815,140	166,224,051	52,279,213	123,639,796
Cost of shares redeemed	(42,799,830)	(222,863,758)	(72,829,488)	(123,645,598)
Transaction fees (Note 4)	8,962	44,891	22,381	37,093
Net increase (decrease) in net assets resulting from capital transactions	11,024,272	(56,594,816)	(20,527,894)	31,291
Total decrease in net assets	(87,181,731)	(14,148,908)	(10,938,569)	(27,546,641)
Net assets:
Beginning of year/period	188,596,193	202,745,101	62,836,742	90,383,383
End of year/period	$101,414,462	$188,596,193	$51,898,173	$62,836,742
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,581,598	3,231,598	1,495,232	1,395,232
Shares sold	950,000	2,350,000	1,300,000	2,500,000
Shares repurchased	(650,000)	(3,000,000)	(1,400,000)	(2,400,000)
Shares outstanding, end of year/period	2,881,598	2,581,598	1,395,232	1,495,232

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI India Bull 3X Shares		Direxion Daily MSCI Japan Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(33,675)	$777,781	$39,520	$116,206
Net realized gain (loss)	(51,850,705)	23,087,941	(5,113,951)	(1,863,984)
Change in net unrealized appreciation (depreciation)	5,024,242	13,958,124	(1,275,571)	2,615,169
Net increase (decrease) in net assets resulting from operations	(46,860,138)	37,823,846	(6,350,002)	867,391
Distributions to shareholders:
Net distributions to shareholders	(16,670)	(664,437)	(46,406)	(97,355)
Total distributions	(16,670)	(664,437)	(46,406)	(97,355)
Capital share transactions:
Proceeds from shares sold	42,792,240	50,711,005	18,212,230	2,485,535
Cost of shares redeemed	(26,698,494)	(104,921,438)	(13,789,582)	(7,692,833)
Transaction fees (Note 4)	19,558	21,931	2,758	1,539
Net increase (decrease) in net assets resulting from capital transactions	16,113,304	(54,188,502)	4,425,406	(5,205,759)
Total decrease in net assets	(30,763,504)	(17,029,093)	(1,971,002)	(4,435,723)
Net assets:
Beginning of year/period	83,397,866	100,426,959	9,120,882	13,556,605
End of year/period	$52,634,362	$83,397,866	$7,149,880	$9,120,882
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,249,686	1,949,686	150,001	250,001
Shares sold	2,100,000	850,000	400,000	50,000
Shares repurchased	(400,000)	(1,550,000)	(350,000)	(150,000)
Shares outstanding, end of year/period	2,949,686	1,249,686	200,001	150,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares[1]		Direxion Daily MSCI South Korea Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$38,950	$195,329	$120,769	$261,032
Net realized loss	(5,214,877)	(3,258,835)	(5,394,300)	(10,149,578)
Change in net unrealized appreciation (depreciation)	(2,442,909)	4,172,497	(902,465)	10,137,611
Net increase (decrease) in net assets resulting from operations	(7,618,836)	1,108,991	(6,175,996)	249,065
Distributions to shareholders:
Net distributions to shareholders	(45,885)	(188,557)	(142,470)	(231,430)
Total distributions	(45,885)	(188,557)	(142,470)	(231,430)
Capital share transactions:
Proceeds from shares sold	15,560,125	30,508,299	20,427,158	123,486,796
Cost of shares redeemed	(12,578,627)	(24,842,352)	(17,645,136)	(120,873,990)
Transaction fees (Note 4)	4,332	5,076	3,529	25,727
Net increase in net assets resulting from capital transactions	2,985,830	5,671,023	2,785,551	2,638,533
Total increase (decrease) in net assets	(4,678,891)	6,591,457	(3,532,915)	2,656,168
Net assets:
Beginning of year/period	11,399,996	4,808,539	25,580,060	22,923,892
End of year/period	$6,721,105	$11,399,996	$22,047,145	$25,580,060
Changes in shares outstanding
Shares outstanding, beginning of year/period	87,500	37,500	1,200,001	950,001
Shares sold	287,500	241,667	1,950,000	5,050,000
Shares repurchased	(91,795)	(191,667)	(800,000)	(4,800,000)
Shares outstanding, end of year/period	283,205	87,500	2,350,001	1,200,001

1  Effective March 27, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Communication Services Index Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 14, 2019[1] through October 31, 2019
Operations:
Net investment income	$218,116	$354,399	$336	$4,428
Net realized gain (loss)	(48,258,737)	(459,599)	(1,283,324)	429,521
Change in net unrealized appreciation	3,059,418	16,829,834	651,343	252,132
Net increase (decrease) in net assets resulting from operations	(44,981,203)	16,724,634	(631,645)	686,081
Distributions to shareholders:
Net distributions to shareholders	(261,279)	(392,972)	—	(8,081)
Total distributions	(261,279)	(392,972)	—	(8,081)
Capital share transactions:
Proceeds from shares sold	101,415,979	10,622,361	4,069,407	4,399,973
Cost of shares redeemed	(14,223,402)	(31,101,372)	—	(3,376,516)
Transaction fees (Note 4)	4,348	6,220	—	675
Net increase (decrease) in net assets resulting from capital transactions	87,196,925	(20,472,791)	4,069,407	1,024,132
Total increase (decrease) in net assets	41,954,443	(4,141,129)	3,437,762	1,702,132
Net assets:
Beginning of year/period	52,759,331	56,900,460	1,702,132	—
End of year/period	$94,713,774	$52,759,331	$5,139,894	$1,702,132
Changes in shares outstanding
Shares outstanding, beginning of year/period	950,001	1,350,001	50,001	—
Shares sold	7,350,000	250,000	150,000	150,001
Shares repurchased	(250,000)	(650,000)	—	(100,000)
Shares outstanding, end of year/period	8,050,001	950,001	200,001	50,001

1  Commencement of operations.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Communication Services Index Bear 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 14, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period November 29, 2018[1] through October 31, 2019
Operations:
Net investment income	$954	$18,371	$10,654	$19,586
Net realized loss	(128,030)	(934,092)	(2,716,631)	(185,541)
Change in net unrealized appreciation (depreciation)	(138,767)	(59,951)	1,261,263	805,998
Net increase (decrease) in net assets resulting from operations	(265,843)	(975,672)	(1,444,714)	640,043
Distributions to shareholders:
Net distributions to shareholders	(1,886)	(21,095)	(13,290)	(20,474)
Return of capital	—	—	—	(4,274)
Total distributions	(1,886)	(21,095)	(13,290)	(24,748)
Capital share transactions:
Proceeds from shares sold	—	2,500,025	4,146,255	5,731,929
Cost of shares redeemed	—	(760,742)	(1,626,836)	—
Transaction fees (Note 4)	—	228	325	—
Net increase in net assets resulting from capital transactions	—	1,739,511	2,519,744	5,731,929
Total increase (decrease) in net assets	(267,729)	742,744	1,061,740	6,347,224
Net assets:
Beginning of year/period	742,744	—	6,347,224	—
End of year/period	$475,015	$742,744	$7,408,964	$6,347,224
Changes in shares outstanding
Shares outstanding, beginning of year/period	50,001	—	200,001	—
Shares sold	—	100,001	200,000	200,001
Shares repurchased	—	(50,000)	(50,000)	—
Shares outstanding, end of year/period	50,001	50,001	350,001	200,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Discretionary Bear 3X Shares		Direxion Daily Consumer Staples Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	For the Period November 29, 2018[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period November 29, 2018[1] through October 31, 2019
Operations:
Net investment income (loss)	$(205)	$17,876	$30,950	$44,815
Net realized loss	(1,758,572)	(566,559)	(1,006,496)	(78,417)
Change in net unrealized appreciation (depreciation)	(1,932,323)	(128,906)	(796,984)	857,093
Net increase (decrease) in net assets resulting from operations	(3,691,100)	(677,589)	(1,772,530)	823,491
Distributions to shareholders:
Net distributions to shareholders	(3,222)	(18,912)	(127,578)	(43,161)
Return of capital	—	(1,730)	—	—
Total distributions	(3,222)	(20,642)	(127,578)	(43,161)
Capital share transactions:
Proceeds from shares sold	7,234,414	3,366,369	4,930,651	3,979,928
Cost of shares redeemed	(593,476)	(1,159,596)	—	—
Transaction fees (Note 4)	178	348	—	—
Net increase in net assets resulting from capital transactions	6,641,116	2,207,121	4,930,651	3,979,928
Total increase in net assets	2,946,794	1,508,890	3,030,543	4,760,258
Net assets:
Beginning of year/period	1,508,890	—	4,760,258	—
End of year/period	$4,455,684	$1,508,890	$7,790,801	$4,760,258
Changes in shares outstanding
Shares outstanding, beginning of year/period	100,001	—	150,001	—
Shares sold	400,000	150,001	200,000	150,001
Shares repurchased	(50,000)	(50,000)	—	—
Shares outstanding, end of year/period	450,001	100,001	350,001	150,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Staples Bear 3X Shares		Direxion Daily Dow Jones Internet Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	For the Period November 29, 2018[1] through October 31, 2019	For the Period November 7, 2019[1] through April 30, 2020 (Unaudited)
Operations:
Net investment income (loss)	$1,298	$18,374	$(6,468)
Net realized loss	(100,886)	(116,728)	(1,565,086)
Change in net unrealized appreciation (depreciation)	(101,367)	(63,027)	2,917,300
Net increase (decrease) in net assets resulting from operations	(200,955)	(161,381)	1,345,746
Distributions to shareholders:
Net distributions to shareholders	(1,816)	(21,810)	(2,646)
Total distributions	(1,816)	(21,810)	(2,646)
Capital share transactions:
Proceeds from shares sold	—	2,500,025	10,083,517
Cost of shares redeemed	—	(1,476,994)	—
Transaction fees (Note 4)	—	443	—
Net increase in net assets resulting from capital transactions	—	1,023,474	10,083,517
Total increase (decrease) in net assets	(202,771)	840,283	11,426,617
Net assets:
Beginning of year/period	840,283	—	—
End of year/period	$637,512	$840,283	$11,426,617
Changes in shares outstanding
Shares outstanding, beginning of year/period	50,001	—	—
Shares sold	—	100,001	450,001
Shares repurchased	—	(50,000)	—
Shares outstanding, end of year/period	50,001	50,001	450,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bear 3X Shares	Direxion Daily Financial Bull 3X Shares
	For the Period November 7, 2019[1] through April 30, 2020 (Unaudited)	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$4,369	$5,157,528	$15,058,365
Net realized gain (loss)	(2,476,622)	(541,773,977)	36,214,809
Change in net unrealized appreciation (depreciation)	(244,635)	(286,904,407)	451,202,304
Net increase (decrease) in net assets resulting from operations	(2,716,888)	(823,520,856)	502,475,478
Distributions to shareholders:
Net distributions to shareholders	(8,536)	(5,100,987)	(13,959,446)
Return of capital	—	—	(57,860)
Total distributions	(8,536)	(5,100,987)	(14,017,306)
Capital share transactions:
Proceeds from shares sold	8,074,187	838,866,189	239,421,235
Cost of shares redeemed	(3,660,604)	(283,618,239)	(1,016,097,666)
Transaction fees (Note 4)	1,098	170,168	203,219
Net increase (decrease) in net assets resulting from capital transactions	4,414,681	555,418,118	(776,473,212)
Total increase (decrease) in net assets	1,689,257	(273,203,725)	(288,015,040)
Net assets:
Beginning of year/period	—	1,339,497,854	1,627,512,894
End of year/period	$1,689,257	$1,066,294,129	$1,339,497,854
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	16,549,888	27,749,888
Shares sold	300,001	25,550,000	3,900,000
Shares repurchased	(150,000)	(5,700,599)	(15,100,000)
Shares outstanding, end of year/period	150,001	36,399,289	16,549,888

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bear 3X Shares		Direxion Daily Healthcare Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$125,628	$2,309,441	$201,022	$1,129,764
Net realized gain (loss)	(40,618,122)	(78,630,703)	3,918,230	(537,225)
Change in net unrealized appreciation (depreciation)	(54,151,067)	(10,085,637)	(3,560,258)	13,575,904
Net increase (decrease) in net assets resulting from operations	(94,643,561)	(86,406,899)	558,994	14,168,443
Distributions to shareholders:
Net distributions to shareholders	(613,710)	(2,271,607)	(239,731)	(1,182,359)
Total distributions	(613,710)	(2,271,607)	(239,731)	(1,182,359)
Capital share transactions:
Proceeds from shares sold	476,312,061	290,517,933	27,088,799	56,502,013
Cost of shares redeemed	(221,490,212)	(167,887,450)	(21,466,951)	(81,058,921)
Transaction fees (Note 4)	324,437	50,324	4,293	17,241
Net increase (decrease) in net assets resulting from capital transactions	255,146,286	122,680,807	5,626,141	(24,539,667)
Total increase (decrease) in net assets	159,889,015	34,002,301	5,945,404	(11,553,583)
Net assets:
Beginning of year/period	175,800,930	141,798,629	139,550,370	151,103,953
End of year/period	$335,689,945	$175,800,930	$145,495,774	$139,550,370
Changes in shares outstanding
Shares outstanding, beginning of year/period	5,372,860	2,526,411	2,400,008	2,850,008
Shares sold	14,950,000	6,460,000	600,000	1,100,000
Shares repurchased	(6,200,000)	(3,613,551)	(350,000)	(1,550,000)
Shares outstanding, end of year/period	14,122,860	5,372,860	2,650,008	2,400,008

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Homebuilders & Supplies Bull 3X Shares		Direxion Daily Industrials Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$3,412	$141,542	$18,159	$58,619
Net realized gain (loss)	(37,572,702)	1,346,371	(2,207,088)	(283,641)
Change in net unrealized appreciation	23,738,775	36,020,645	162,424	868,174
Net increase (decrease) in net assets resulting from operations	(13,830,515)	37,508,558	(2,026,505)	643,152
Distributions to shareholders:
Net distributions to shareholders	(11,980)	(172,171)	(20,624)	(63,654)
Return of capital	—	(9,939)	—	—
Total distributions	(11,980)	(182,110)	(20,624)	(63,654)
Capital share transactions:
Proceeds from shares sold	133,543,430	36,465,521	5,985,260	2,845,749
Cost of shares redeemed	(32,120,361)	(46,598,960)	(2,241,091)	(4,069,083)
Transaction fees (Note 4)	7,620	9,759	672	1,221
Net increase (decrease) in net assets resulting from capital transactions	101,430,689	(10,123,680)	3,744,841	(1,222,113)
Total increase (decrease) in net assets	87,588,194	27,202,768	1,697,712	(642,615)
Net assets:
Beginning of year/period	66,869,535	39,666,767	3,294,278	3,936,893
End of year/period	$154,457,729	$66,869,535	$4,991,990	$3,294,278
Changes in shares outstanding
Shares outstanding, beginning of year/period	950,000	1,400,000	100,001	150,001
Shares sold	8,600,000	800,000	400,000	100,000
Shares repurchased	(550,000)	(1,250,000)	(100,000)	(150,000)
Shares outstanding, end of year/period	9,000,000	950,000	400,001	100,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bull 3X Shares		Direxion Daily MSCI Real Estate Bear 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$368,744	$1,004,357	$(283)	$262,941
Net realized gain (loss)	(28,148,700)	16,389,140	(8,100,331)	(10,911,893)
Change in net unrealized appreciation (depreciation)	(3,994,532)	4,132,195	(8,339,415)	(465,933)
Net increase (decrease) in net assets resulting from operations	(31,774,488)	21,525,692	(16,440,029)	(11,114,885)
Distributions to shareholders:
Net distributions to shareholders	(1,072,715)	(880,150)	(54,061)	(267,942)
Total distributions	(1,072,715)	(880,150)	(54,061)	(267,942)
Capital share transactions:
Proceeds from shares sold	22,231,075	42,395,726	60,077,631	19,532,486
Cost of shares redeemed	(4,397,165)	(49,249,614)	(7,720,633)	(11,813,993)
Transaction fees (Note 4)	1,320	14,658	2,317	3,542
Net increase (decrease) in net assets resulting from capital transactions	17,835,230	(6,839,230)	52,359,315	7,722,035
Total increase (decrease) in net assets	(15,011,973)	13,806,312	35,865,225	(3,660,792)
Net assets:
Beginning of year/period	53,969,186	40,162,874	15,494,912	19,155,704
End of year/period	$38,957,213	$53,969,186	$51,360,137	$15,494,912
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,750,000	2,050,000	601,444	381,662
Shares sold	2,450,000	1,450,000	2,050,000	510,000
Shares repurchased	(150,000)	(1,750,000)	(200,000)	(290,218)
Shares outstanding, end of year/period	4,050,000	1,750,000	2,451,444	601,444

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Pharmaceutical & Medical Bull 3X Shares		Direxion Daily Regional Banks Bull 3X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(8,672)	$56,519	$157,951	$415,624
Net realized gain (loss)	1,455,489	(3,627,426)	(31,226,991)	(4,416,737)
Change in net unrealized appreciation	2,749,912	2,243,918	10,568,628	1,982,475
Net increase (decrease) in net assets resulting from operations	4,196,729	(1,326,989)	(20,500,412)	(2,018,638)
Distributions to shareholders:
Net distributions to shareholders	(198)	(56,519)	(157,065)	(422,221)
Return of capital	—	(2,255)	—	—
Total distributions	(198)	(58,774)	(157,065)	(422,221)
Capital share transactions:
Proceeds from shares sold	8,915,332	25,022,957	52,476,072	48,793,631
Cost of shares redeemed	(4,758,871)	(19,010,589)	(4,800,562)	(55,420,907)
Transaction fees (Note 4)	1,351	5,393	960	13,232
Net increase (decrease) in net assets resulting from capital transactions	4,157,812	6,017,761	47,676,470	(6,614,044)
Total increase (decrease) in net assets	8,354,343	4,631,998	27,018,993	(9,054,903)
Net assets:
Beginning of year/period	8,611,335	3,979,337	20,779,897	29,834,800
End of year/period	$16,965,678	$8,611,335	$47,798,890	$20,779,897
Changes in shares outstanding
Shares outstanding, beginning of year/period	550,001	150,001	50,000	60,000
Shares sold	800,000	1,550,000	615,000	115,000
Shares repurchased	(200,000)	(1,150,000)	(25,000)	(125,000)
Shares outstanding, end of year/period	1,150,001	550,001	640,000	50,000

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares[1]		Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$50,145	$206,453	$(24,096)	$113,590
Net realized loss	(4,834,529)	(11,226,245)	(4,243,784)	(2,562,686)
Change in net unrealized appreciation	1,692,808	3,204,903	940,120	4,811,741
Net increase (decrease) in net assets resulting from operations	(3,091,576)	(7,814,889)	(3,327,760)	2,362,645
Distributions to shareholders:
Net distributions to shareholders	(55,993)	(202,633)	(24,752)	(113,962)
Return of capital	—	—	—	(790)
Total distributions	(55,993)	(202,633)	(24,752)	(114,752)
Capital share transactions:
Proceeds from shares sold	8,428,431	18,734,063	5,274,450	34,985,576
Cost of shares redeemed	(8,071,190)	(29,122,763)	(3,261,522)	(20,892,525)
Transaction fees (Note 4)	6,467	7,008	714	4,683
Net increase (decrease) in net assets resulting from capital transactions	363,708	(10,381,692)	2,013,642	14,097,734
Total increase (decrease) in net assets	(2,783,861)	(18,399,214)	(1,338,870)	16,345,627
Net assets:
Beginning of year/period	12,967,442	31,366,656	20,468,152	4,122,525
End of year/period	$10,183,581	$12,967,442	$19,129,282	$20,468,152
Changes in shares outstanding
Shares outstanding, beginning of year/period	55,001	85,001	180,000	35,000
Shares sold	85,000	75,000	110,000	330,000
Shares repurchased	(35,000)	(105,000)	(25,000)	(185,000)
Shares outstanding, end of year/period	105,001	55,001	265,000	180,000

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	Direxion Daily S&P 500® High Beta Bear 3X Shares
	For the Period November 7, 2019[2] through April 30, 2020 (Unaudited)	For the Period November 7, 2019[2] through April 30, 2020 (Unaudited)
Operations:
Net investment income (loss)	$26,056	$(4,527)
Net realized loss	(2,840,392)	(3,062,839)
Change in net unrealized appreciation (depreciation)	1,194,693	(6,246,325)
Net decrease in net assets resulting from operations	(1,619,643)	(9,313,691)
Distributions to shareholders:
Net distributions to shareholders	(30,230)	(8,577)
Total distributions	(30,230)	(8,577)
Capital share transactions:
Proceeds from shares sold	19,866,238	33,613,173
Cost of shares redeemed	—	(3,407,148)
Transaction fees (Note 4)	—	1,022
Net increase in net assets resulting from capital transactions	19,866,238	30,207,047
Total increase in net assets	18,216,365	20,884,779
Net assets:
Beginning of year/period	—	—
End of year/period	$18,216,365	$20,884,779
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	—
Shares sold	245,000	1,350,001
Shares repurchased	—	(100,000)
Shares outstanding, end of year/period	245,000	1,250,001

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

2  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income (loss)	$(509,742)	$3,117,815	$263,092	$1,260,444
Net realized gain (loss)	1,846,877	(84,631,541)	2,459,228	(32,367,807)
Change in net unrealized appreciation (depreciation)	128,078,409	18,963,385	(27,504,182)	5,894,740
Net increase (decrease) in net assets resulting from operations	129,415,544	(62,550,341)	(24,781,862)	(25,212,623)
Distributions to shareholders:
Net distributions to shareholders	(45,196)	(3,328,781)	(376,700)	(1,288,408)
Total distributions	(45,196)	(3,328,781)	(376,700)	(1,288,408)
Capital share transactions:
Proceeds from shares sold	298,299,221	1,251,672,218	345,389,740	630,655,426
Cost of shares redeemed	(534,491,177)	(1,291,076,924)	(318,030,887)	(578,187,535)
Transaction fees (Note 4)	237,035	263,748	137,753	173,783
Net increase (decrease) in net assets resulting from capital transactions	(235,954,921)	(39,140,958)	27,496,606	52,641,674
Total increase (decrease) in net assets	(106,584,573)	(105,020,080)	2,338,044	26,140,643
Net assets:
Beginning of year/period	487,452,195	592,472,275	82,336,356	56,195,713
End of year/period	$380,867,622	$487,452,195	$84,674,400	$82,336,356
Changes in shares outstanding
Shares outstanding, beginning of year/period	13,111,600	12,011,600	4,034,536	1,434,536
Shares sold	9,250,000	28,500,000	28,950,000	26,150,000
Shares repurchased	(12,050,000)	(27,400,000)	(20,700,000)	(23,550,000)
Shares outstanding, end of year/period	10,311,600	13,111,600	12,284,536	4,034,536

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$763,130	$4,509,879	$511,710	$2,256,044
Net realized gain (loss)	(283,265,156)	206,906,652	(149,190,567)	(129,163,610)
Change in net unrealized appreciation (depreciation)	10,848,776	330,153,026	1,250,492	(44,446,546)
Net increase (decrease) in net assets resulting from operations	(271,653,250)	541,569,557	(147,428,365)	(171,354,112)
Distributions to shareholders:
Net distributions to shareholders	(1,431,589)	(4,789,744)	(929,294)	(2,077,527)
Total distributions	(1,431,589)	(4,789,744)	(929,294)	(2,077,527)
Capital share transactions:
Proceeds from shares sold	1,275,197,399	852,170,230	454,324,121	732,163,564
Cost of shares redeemed	(548,757,561)	(1,338,139,932)	(359,349,949)	(386,946,232)
Transaction fees (Note 4)	183,682	272,057	155,466	116,076
Net increase (decrease) in net assets resulting from capital transactions	726,623,520	(485,697,645)	95,129,638	345,333,408
Total increase (decrease) in net assets	453,538,681	51,082,168	(53,228,021)	171,901,769
Net assets:
Beginning of year/period	634,080,376	582,998,208	237,361,002	65,459,233
End of year/period	$1,087,619,057	$634,080,376	$184,132,981	$237,361,002
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,200,004	5,800,004	7,735,481	490,977
Shares sold	7,950,000	6,700,000	27,150,000	13,660,000
Shares repurchased	(2,800,000)	(9,300,000)	(15,250,000)	(6,415,496)
Shares outstanding, end of year/period	8,350,004	3,200,004	19,635,481	7,735,481

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$1,071,891	$1,839,825	$135,496	$657,704
Net realized gain (loss)	(174,933,525)	67,533,099	(40,718,562)	(29,956,689)
Change in net unrealized appreciation (depreciation)	8,268,937	214,542,734	(9,643,620)	(10,035,980)
Net increase (decrease) in net assets resulting from operations	(165,592,697)	283,915,658	(50,226,686)	(39,334,965)
Distributions to shareholders:
Net distributions to shareholders	(1,713,106)	(2,488,495)	(243,879)	(638,259)
Total distributions	(1,713,106)	(2,488,495)	(243,879)	(638,259)
Capital share transactions:
Proceeds from shares sold	727,718,962	175,645,528	90,718,149	104,975,005
Cost of shares redeemed	(206,168,661)	(353,667,987)	(50,554,730)	(39,022,492)
Transaction fees (Note 4)	42,652	85,195	65,575	11,708
Net increase (decrease) in net assets resulting from capital transactions	521,592,953	(177,937,264)	40,228,994	65,964,221
Total increase (decrease) in net assets	354,287,150	103,489,899	(10,241,571)	25,990,997
Net assets:
Beginning of year/period	774,640,684	671,150,785	59,339,939	33,348,942
End of year/period	$1,128,927,834	$774,640,684	$49,098,368	$59,339,939
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,200,000	5,350,000	620,329	150,329
Shares sold	3,850,000	1,350,000	1,500,000	715,000
Shares repurchased	(1,050,000)	(2,500,000)	(655,000)	(245,000)
Shares outstanding, end of year/period	7,000,000	4,200,000	1,465,329	620,329

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$11,178	$58,369	$111,097	$119,821
Net realized gain (loss)	(3,389,903)	(41,948)	(4,958,509)	1,225,302
Net increase from payments by affiliates	—	—	—	183,387
Change in net unrealized appreciation (depreciation)	661,239	1,975,401	(1,768,836)	1,595,340
Net increase (decrease) in net assets resulting from operations	(2,717,486)	1,991,822	(6,616,248)	3,123,850
Distributions to shareholders:
Net distributions to shareholders	(18,559)	(56,931)	(520,218)	(122,979)
Total distributions	(18,559)	(56,931)	(520,218)	(122,979)
Capital share transactions:
Proceeds from shares sold	14,976,827	17,240,530	9,364,293	19,227,816
Cost of shares redeemed	(5,470,670)	(26,279,036)	(5,418,987)	(10,373,713)
Transaction fees (Note 4)	1,094	5,256	1,084	2,752
Net increase (decrease) in net assets resulting from capital transactions	9,507,251	(9,033,250)	3,946,390	8,856,855
Total increase (decrease) in net assets	6,771,206	(7,098,359)	(3,190,076)	11,857,726
Net assets:
Beginning of year/period	3,751,119	10,849,478	16,029,296	4,171,570
End of year/period	$10,522,325	$3,751,119	$12,839,220	$16,029,296
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	400,001	350,001	150,001
Shares sold	1,250,000	750,000	400,000	450,000
Shares repurchased	(200,000)	(1,000,000)	(150,000)	(250,000)
Shares outstanding, end of year/period	1,200,001	150,001	600,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$31,702	$151,087	$22,427	$213,414
Net realized gain (loss)	3,225,295	812,009	(3,469,033)	(1,784,147)
Change in net unrealized appreciation (depreciation)	593,569	2,660,763	1,198,242	(4,077,705)
Net increase (decrease) in net assets resulting from operations	3,850,566	3,623,859	(2,248,364)	(5,648,438)
Distributions to shareholders:
Net distributions to shareholders	(53,451)	(144,179)	(45,203)	(212,425)
Total distributions	(53,451)	(144,179)	(45,203)	(212,425)
Capital share transactions:
Proceeds from shares sold	3,316,007	19,768,033	2,122,397	1,740,934
Cost of shares redeemed	(8,467,384)	(7,473,824)	(2,533,718)	(4,961,938)
Transaction fees (Note 4)	2,540	2,242	19,323	1,488
Net increase (decrease) in net assets resulting from capital transactions	(5,148,837)	12,296,451	(391,998)	(3,219,516)
Total increase (decrease) in net assets	(1,351,722)	15,776,131	(2,685,565)	(9,080,379)
Net assets:
Beginning of year/period	21,600,272	5,824,141	11,108,715	20,189,094
End of year/period	$20,248,550	$21,600,272	$8,423,150	$11,108,715
Changes in shares outstanding
Shares outstanding, beginning of year/period	400,000	150,000	1,050,000	1,300,000
Shares sold	50,000	400,000	250,000	150,000
Shares repurchased	(150,000)	(150,000)	(250,000)	(400,000)
Shares outstanding, end of year/period	300,000	400,000	1,050,000	1,050,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares[1]
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$658,168	$1,844,152	$256,900	$2,755,727
Net realized gain (loss)	84,463,202	24,430,398	(88,983,348)	(65,156,078)
Change in net unrealized appreciation (depreciation)	27,237,917	50,452,493	9,417,522	(92,949,283)
Net increase (decrease) in net assets resulting from operations	112,359,287	76,727,043	(79,308,926)	(155,349,634)
Distributions to shareholders:
Net distributions to shareholders	(933,268)	(1,822,129)	(522,733)	(2,833,079)
Total distributions	(933,268)	(1,822,129)	(522,733)	(2,833,079)
Capital share transactions:
Proceeds from shares sold	234,290,165	421,298,642	217,746,984	129,296,413
Cost of shares redeemed	(248,611,006)	(407,652,237)	(173,808,314)	(193,033,207)
Transaction fees (Note 4)	108,604	114,204	52,142	58,065
Net increase (decrease) in net assets resulting from capital transactions	(14,212,237)	13,760,609	43,990,812	(63,678,729)
Total increase (decrease) in net assets	97,213,782	88,665,523	(35,840,847)	(221,861,442)
Net assets:
Beginning of year/period	189,538,567	100,873,044	123,238,671	345,100,113
End of year/period	$286,752,349	$189,538,567	$87,397,824	$123,238,671
Changes in shares outstanding
Shares outstanding, beginning of year/period	6,450,000	6,400,000	1,149,979	1,509,979
Shares sold	6,850,000	15,250,000	3,050,000	870,000
Shares repurchased	(6,650,000)	(15,200,000)	(2,475,000)	(1,230,000)
Shares outstanding, end of year/period	6,650,000	6,450,000	1,724,979	1,149,979

1  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$42.25	$0.06	$0.07	$(25.64)	$(25.58)	$(0.17)	$—	$—	$(0.17)	$16.50	-60.81%	$33,000	1.05%	1.11%	0.34%	0.95%	1.01%	0.44%	20%
For the Year Ended October 31, 2019	$38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	$42.25	11.04%	$46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	-7.90%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	$22.86	(0.22)	(0.22)	0.51	0.29	—	—	—	—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
Direxion Daily S&P 500® Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$55.25	0.13	0.17	(19.28)	(19.15)	(0.26)	—	—	(0.26)	$35.84	-34.87%	$1,433,648	1.13%	1.13%	0.55%	0.96%	0.96%	0.72%	165%
For the Year Ended October 31, 2019	$43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	$55.25	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	$20.63	(0.20)	(0.20)	1.49	1.29	—	—	—	—	$21.92	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
Direxion Daily S&P 500® Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$16.06	0.01	0.01	(5.86)	(5.85)	(0.06)	—	—	(0.06)	$10.15	-36.56%	$1,185,283	0.98%	0.99%	0.14%	0.95%	0.96%	0.17%	0%
For the Year Ended October 31, 2019	$25.92	0.29	0.29	(9.86)	(9.57)	(0.29)	—	—	(0.29)	$16.06	-37.21%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	$33.94	0.18	0.18	(8.12)	(7.94)	(0.08)	—	—	(0.08)	$25.92	-23.38%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$64.65	(0.13)	(0.13)	(30.58)	(30.71)	—	—	—	—	$33.94	-47.50%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$83.45	(0.55)	(0.55)	(18.25)	(18.80)	—	—	—	—	$64.65	-22.53%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	$112.65	(0.90)	(0.90)	(28.30)	(29.20)	—	—	—	—	$83.45	-25.92%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$59.64	0.03	0.06	(37.05)	(37.02)	(0.15)	—	—	(0.15)	$22.47	-62.25%	$737,058	1.11%	1.10%	0.14%	0.95%	0.94%	0.30%	87%
For the Year Ended October 31, 2019	$61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	$59.64	-2.88%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	-6.49%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	-0.09%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	$37.88	(0.35)	(0.34)	(2.86)	(3.20)	—	(0.24)	—	(0.24)	$34.44	-8.50%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
Direxion Daily Small Cap Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$43.19	0.05	0.06	(9.50)	(9.45)	(0.17)	—	—	(0.17)	$33.57	-21.98%	$567,056	0.99%	0.98%	0.23%	0.95%	0.94%	0.27%	0%
For the Year Ended October 31, 2019	$57.80	0.68	0.70	(14.58)	(13.90)	(0.71)	—	—	(0.71)	$43.19	-24.30%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	$66.50	0.40	0.40	(8.85)	(8.45)	(0.25)	—	—	(0.25)	$57.80	-12.65%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$153.65	(0.20)	(0.20)	(86.95)	(87.15)	—	—	—	—	$66.50	-56.72%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$218.85	(1.45)	(1.45)	(63.75)	(65.20)	—	—	—	—	$153.65	-29.79%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	$270.80	(2.10)	(2.10)	(49.85)	(51.95)	—	—	—	—	$218.85	-19.18%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$18.05	0.15	0.16	(5.80)	(5.65)	(0.16)	—	—	(0.16)	$12.24	-31.57%	$236,797	1.03%	1.05%	1.77%	0.95%	0.97%	1.85%	150%
For the Year Ended October 31, 2019	$17.85	0.22	0.24	0.20	0.42	(0.22)	—	—	(0.22)	$18.05	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	-44.39%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	-20.62%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	-31.19%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$49.94	$0.07	$0.08	$(10.21)	$(10.14)	$(0.20)	$—	$—	$(0.20)	$39.60	-20.35%	$56,521	1.00%	1.04%	0.32%	0.95%	0.99%	0.37%	0%
For the Year Ended October 31, 2019	$71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	$49.94	-28.74%	$78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	-57.73%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	—	—	—	—	$154.50	-28.64%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	$360.50	(2.00)	(2.00)	(142.00)	(144.00)	—	—	—	—	$216.50	-39.95%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$29.27	0.07	0.09	(16.89)	(16.82)	(0.14)	—	—	(0.14)	$12.31	-57.57%	$9,845	1.07%	1.12%	0.55%	0.95%	1.00%	0.67%	65%
For the Year Ended October 31, 2019	$24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	$29.27	21.25%	$27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	-32.39%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	-32.04%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	-13.33%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
Direxion Daily Latin America Bull 3X Shares[11]
For the Six Months Ended April 30, 2020 (Unaudited)	$407.40	0.58	0.64	(370.74)	(370.16)	(0.43)	—	—	(0.43)	$36.81	-90.96%	$8,860	1.04%	1.32%	0.86%	0.95%	1.23%	0.95%	20%
For the Year Ended October 31, 2019	$474.80	4.20	5.00	(66.60)	(62.40)	(5.00)	—	—	(5.00)	$407.40	-13.19%	$8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	$630.80	5.80	6.20	(157.40)	(151.60)	(4.20)	—	(0.20)	(4.40)	$474.80	-24.04%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$575.80	(1.60)	(0.80)	56.60	55.00	—	—	—	—	$630.80	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$329.60	(3.20)	(2.80)	249.40	246.20	—	—	—	—	$575.80	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	$1,483.20	(6.00)	(6.00)	(1,147.60)	(1,153.60)	—	—	—	—	$329.60	-77.78%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$66.51	0.30	0.31	(35.74)	(35.44)	(0.38)	—	—	(0.38)	$30.69	-53.62%	$7,674	1.00%	1.43%	1.04%	0.95%	1.38%	1.09%	77%
For the Year Ended October 31, 2019	$55.23	1.03	1.12	11.22	12.25	(0.97)	—	(0.00)[10]	(0.97)	$66.51	22.54%	$16,627	1.11%	1.49%	1.76%	0.95%	1.33%	1.92%	99%
For the Year Ended October 31, 2018	$79.38	0.95	1.00	(23.54)	(22.59)	(1.22)	(0.34)	—	(1.56)	$55.23	-29.03%	$19,332	1.01%	1.18%	1.22%	0.95%	1.12%	1.28%	30%
For the Year Ended October 31, 2017	$44.52	0.17	0.21	34.69	34.86	—	—	—	—	$79.38	78.30%	$31,750	1.02%	1.27%	0.28%	0.95%	1.20%	0.35%	87%
For the Year Ended October 31, 2016	$55.47	(0.05)	(0.04)	(10.90)	(10.95)	—	—	—	—	$44.52	-19.74%	$17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	-15.21%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$73.05	0.42	0.45	(37.87)	(37.45)	(0.41)	—	—	(0.41)	$35.19	-51.12%	$101,414	1.06%	1.09%	1.27%	0.95%	0.98%	1.38%	81%
For the Year Ended October 31, 2019	$62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	$73.05	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	-45.51%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	—	—	—	—	$57.28	-48.34%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$42.02	0.07	0.08	(4.72)	(4.65)	(0.17)	—	—	(0.17)	$37.20	-11.12%	$51,898	1.00%	1.07%	0.35%	0.95%	1.02%	0.40%	0%
For the Year Ended October 31, 2019	$64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	$42.02	-34.15%	$62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	-55.87%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	—	—	—	—	$114.55	-43.35%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	$163.65	(1.70)	(1.70)	40.25	38.55	—	—	—	—	$202.20	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI India Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$66.74	$(0.02)	$(0.01)	$(48.87)	$(48.89)	$(0.01)	$—	$—	$(0.01)	$17.84	-73.26%	$52,634	1.01%	1.01%	(0.11)%	0.95%	0.95%	(0.05)%	15%
For the Year Ended October 31, 2019	$51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	$66.74	30.61%	$83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	-45.89%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	-0.86%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	—	—	—	—	$58.32	-42.76%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
Direxion Daily MSCI Japan Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$60.81	0.21	0.22	(25.04)	(24.83)	(0.23)	—	—	(0.23)	$35.75	-40.75%	$7,150	1.01%	1.42%	0.83%	0.95%	1.36%	0.89%	117%
For the Year Ended October 31, 2019	$54.23	0.58	0.59	6.50	7.08	(0.50)	—	—	(0.50)	$60.81	13.24%	$9,121	0.97%	1.35%	1.13%	0.95%	1.33%	1.15%	82%
For the Year Ended October 31, 2018	$71.93	0.14	0.17	(17.70)	(17.56)	(0.14)	—	—	(0.14)	$54.23	-24.47%	$13,557	1.00%	1.11%	0.18%	0.95%	1.06%	0.23%	6%
For the Year Ended October 31, 2017	$46.28	(0.19)	(0.16)	25.84	25.65	—	—	—	—	$71.93	55.42%	$14,385	1.02%	1.58%	(0.37)%	0.95%	1.51%	(0.30)%	0%
For the Year Ended October 31, 2016	$47.32	(0.20)	(0.20)	(0.84)	(1.04)	—	—	—	—	$46.28	-2.20%	$11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	-3.25%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
Direxion Daily MSCI Mexico Bull 3X Shares[12]
For the Six Months Ended April 30, 2020 (Unaudited)	$130.32	0.35	0.42	(106.46)	(106.11)	(0.48)	—	—	(0.48)	$23.73	-81.74%	$6,721	1.10%	1.28%	0.79%	0.95%	1.13%	0.94%	173%
For the Year Ended October 31, 2019	$128.28	2.04	2.16	2.28	4.32	(2.28)	—	—	(2.28)	$130.32	3.42%	$11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	$261.96	3.48	3.48	(130.56)	(127.08)	(6.60)	—	—	(6.60)	$128.28	-49.66%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$300.00	0.48	0.48	(38.52)	(38.04)	—	—	—	—	$261.96	-12.68%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$21.32	0.10	0.11	(11.85)	(11.75)	(0.19)	—	—	(0.19)	$9.38	-55.67%	$22,047	1.09%	1.22%	1.35%	0.95%	1.08%	1.49%	298%
For the Year Ended October 31, 2019	$24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	$21.32	-10.93%	$25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	-58.26%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	-5.91%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	-27.35%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$55.54	0.10	0.13	(43.77)	(43.67)	(0.10)	—	—	(0.10)	$11.77	-78.59%	$94,714	1.09%	1.15%	0.76%	0.93%	0.99%	0.92%	44%
For the Year Ended October 31, 2019	$42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	$55.54	32.78%	$52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Communication Services Index Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$34.04	0.00[10]	0.01	(8.34)	(8.34)	—	—	—	—	$25.70	-24.50%	$5,140	1.00%	2.08%	0.03%	0.95%	2.03%	0.08%	33%
For the Period January 14, 2019[9] through October 31, 2019	$25.00	0.04	0.07	9.07	9.11	(0.07)	—	—	(0.07)	$34.04	36.46%	$1,702	1.10%	2.27%	0.14%	0.95%	2.12%	0.29%	60%
Direxion Daily Communication Services Index Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$14.85	0.02	0.02	(5.33)	(5.31)	(0.04)	—	—	(0.04)	$9.50	-35.84%	$475	0.95%	6.13%	0.29%	0.95%	6.13%	0.29%	0%
For the Period January 14, 2019[9] through October 31, 2019	$25.00	0.20	0.20	(10.14)	(9.94)	(0.21)	—	—	(0.21)	$14.85	-39.89%	$743	0.99%	3.69%	1.34%	0.95%	3.65%	1.38%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$31.74	$0.05	$0.06	$(10.55)	$(10.50)	$(0.07)	$—	$—	$(0.07)	$21.17	-33.05%	$7,409	1.04%	1.70%	0.38%	0.95%	1.61%	0.47%	26%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	$31.74	27.83%	$6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Consumer Discretionary Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$15.09	(0.00)[10]	(0.00)[10]	(5.17)	(5.17)	(0.02)	—	—	(0.02)	$9.90	-34.28%	$4,456	0.96%	2.59%	(0.02)%	0.95%	2.58%	(0.01)%	0%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.25	0.25	(9.80)	(9.55)	(0.33)	—	(0.03)	(0.36)	$15.09	-38.45%	$1,509	0.96%	3.99%	1.34%	0.95%	3.98%	1.35%	0%
Direxion Daily Consumer Staples Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$31.73	0.16	0.17	(8.80)	(8.64)	(0.17)	(0.66)	—	(0.83)	$22.26	-27.91%	$7,791	1.03%	1.70%	1.09%	0.95%	1.62%	1.17%	35%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.39	0.43	6.72	7.11	(0.38)	—	—	(0.38)	$31.73	28.75%	$4,760	1.09%	2.48%	1.59%	0.95%	2.34%	1.73%	30%
Direxion Daily Consumer Staples Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$16.81	0.03	0.03	(4.05)	(4.02)	(0.04)	—	—	(0.04)	$12.75	-23.99%	$638	0.95%	6.28%	0.33%	0.95%	6.28%	0.33%	0%
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.32	0.32	(8.07)	(7.75)	(0.44)	—	—	(0.44)	$16.81	-31.36%	$840	0.96%	4.17%	1.46%	0.95%	4.16%	1.47%	0%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Period November 7, 2019[9] through April 30, 2020 (Unaudited)	$25.00	(0.03)	(0.02)	0.44	0.41	(0.02)	—	—	(0.02)	$25.39	1.62%	$11,427	1.00%	1.56%	(0.23)%	0.95%	1.51%	(0.18)%	118%
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Period November 7, 2019[9] through April 30, 2020 (Unaudited)	$25.00	0.03	0.03	(13.71)	(13.68)	(0.06)	—	—	(0.06)	$11.26	-54.85%	$1,689	0.98%	2.12%	0.29%	0.95%	2.09%	0.32%	0%
Direxion Daily Financial Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$80.94	0.26	0.31	(51.68)	(51.42)	(0.23)	—	—	(0.23)	$29.29	-63.55%	$1,066,294	1.11%	1.12%	0.82%	0.93%	0.94%	1.00%	111%
For the Year Ended October 31, 2019	$58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	$80.94	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	-1.98%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	-2.88%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
Direxion Daily Financial Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$32.72	0.02	0.02	(8.85)	(8.83)	(0.12)	—	—	(0.12)	$23.77	-27.10%	$335,690	0.98%	0.98%	0.13%	0.95%	0.95%	0.16%	0%
For the Year Ended October 31, 2019	$56.15	0.59	0.61	(23.44)	(22.85)	(0.58)	—	—	(0.58)	$32.72	-40.98%	$175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	$67.30	0.35	0.35	(11.30)	(10.95)	(0.20)	—	—	(0.20)	$56.15	-16.26%	$141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	$156.95	(0.25)	(0.25)	(89.40)	(89.65)	—	—	—	—	$67.30	-57.12%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$209.30	(1.50)	(1.50)	(50.85)	(52.35)	—	—	—	—	$156.95	-25.01%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	$291.60	(2.25)	(2.25)	(80.05)	(82.30)	—	—	—	—	$209.30	-28.22%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Healthcare Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$58.15	$0.09	$0.12	$(3.24)	$(3.15)	$(0.10)	$—	$—	$(0.10)	$54.90	-5.28%	$145,496	1.06%	1.08%	0.28%	0.95%	0.97%	0.39%	191%
For the Year Ended October 31, 2019	$53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	$58.15	10.61%	$139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	-20.82%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$70.39	0.00[10]	0.03	(53.23)	(53.23)	(0.00)[10]	—	—	(0.00)[10]	$17.16	-75.61%	$154,458	1.15%	1.19%	0.01%	0.95%	0.99%	0.21%	92%
For the Year Ended October 31, 2019	$28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	$70.39	149.83%	$66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	-59.92%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	-26.83%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	-27.43%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Industrials Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$32.94	0.11	0.12	(20.43)	(20.32)	(0.14)	—	—	(0.14)	$12.48	-61.76%	$4,992	1.01%	1.93%	0.86%	0.95%	1.87%	0.92%	100%
For the Year Ended October 31, 2019	$26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	$32.94	27.57%	$3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	-14.26%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$30.84	0.18	0.19	(20.85)	(20.67)	(0.15)	(0.40)	—	(0.55)	$9.62	-67.50%	$38,957	1.05%	1.13%	1.66%	0.95%	1.03%	1.76%	86%
For the Year Ended October 31, 2019	$19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	$30.84	60.83%	$53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	-7.13%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	$17.76	(0.06)	(0.06)	0.91	0.85	—	—	—	—	$18.61	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
Direxion Daily MSCI Real Estate Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$25.76	0.00[10]	0.00[10]	(4.72)	(4.72)	(0.09)	—	—	(0.09)	$20.95	-18.48%	$51,360	0.97%	1.25%	(0.01)%	0.95%	1.23%	0.01%	0%
For the Year Ended October 31, 2019	$50.20	0.49	0.50	(24.45)	(23.96)	(0.48)	—	—	(0.48)	$25.76	-47.94%	$15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	$56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	—	—	(0.15)	$50.20	-10.68%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$71.40	(0.20)	(0.20)	(14.80)	(15.00)	—	—	—	—	$56.40	-21.01%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$105.20	(0.55)	(0.55)	(33.25)	(33.80)	—	—	—	—	$71.40	-32.13%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	$149.15	(1.15)	(1.15)	(42.80)	(43.95)	—	—	—	—	$105.20	-29.47%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$15.66	(0.01)	0.00[10]	(0.90)	(0.91)	(0.00)[10]	—	—	(0.00)[10]	$14.75	-5.81%	$16,966	1.13%	1.44%	(0.16)%	0.95%	1.26%	0.02%	47%
For the Year Ended October 31, 2019	$26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	$15.66	-40.41%	$8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Regional Banks Bull 3X Shares[13]
For the Six Months Ended April 30, 2020 (Unaudited)	$415.60	$1.18	$1.25	$(340.21)	$(339.03)	$(1.88)	$—	$—	$(1.88)	$74.69	-81.83%	$47,799	1.03%	1.14%	1.45%	0.95%	1.06%	1.53%	76%
For the Year Ended October 31, 2019	$497.20	7.00	7.20	(81.50)	(74.50)	(7.10)	—	—	(7.10)	$415.60	-14.83%	$20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	$669.80	6.20	6.70	(172.70)	(166.50)	(6.10)	—	—	(6.10)	$497.20	-25.20%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$347.00	1.50	1.60	322.30	323.80	(1.00)	—	—	(1.00)	$669.80	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$352.90	(0.10)	(0.10)	(5.80)	(5.90)	—	—	—	—	$347.00	-1.67%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	$400.00	(0.20)	(0.20)	(46.90)	(47.10)	—	—	—	—	$352.90	-11.78%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Retail Bull 3X Shares[13]
For the Six Months Ended April 30, 2020 (Unaudited)	$235.80	0.83	0.92	(138.72)	(137.89)	(0.92)	—	—	(0.92)	$96.99	-58.23%	$10,184	1.04%	1.32%	0.87%	0.95%	1.23%	0.96%	29%
For the Year Ended October 31, 2019	$369.00	3.10	3.20	(133.40)	(130.30)	(2.90)	—	—	(2.90)	$235.80	-35.35%	$12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	$244.90	2.20	2.80	124.40	126.60	(2.50)	—	—	(2.50)	$369.00	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$386.20	(0.30)	(0.20)	(131.50)	(131.80)	—	(9.50)	—	(9.50)	$244.90	-35.22%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$365.80	(2.60)	(2.40)	23.00	20.40	—	—	—	—	$386.20	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	$196.80	(0.40)	(0.40)	169.40	169.00	—	—	—	—	$365.80	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares[13]
For the Six Months Ended April 30, 2020 (Unaudited)	$113.70	(0.13)	(0.01)	(41.23)	(41.36)	(0.15)	—	—	(0.15)	$72.19	-36.44%	$19,129	1.18%	1.29%	(0.26)%	0.95%	1.06%	(0.03)%	69%
For the Year Ended October 31, 2019	$117.80	0.80	0.90	(4.10)	(3.30)	(0.80)	—	(0.00)[10]	(0.80)	$113.70	-2.66%	$20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[9] through October 31, 2018	$250.00	(0.30)	(0.30)	(131.90)	(132.20)	(0.00)[10]	—	—	(0.00)[10]	$117.80	-52.88%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P 500® High Beta Bull 3X Shares[13]
For the Period November 7, 2019[9] through April 30, 2020 (Unaudited)	$250.00	0.66	0.67	(175.29)	(174.63)	(1.02)	—	—	(1.02)	$74.35	-69.92%	$18,216	0.96%	1.69%	1.18%	0.95%	1.68%	1.19%	201%
Direxion Daily S&P 500® High Beta Bear 3X Shares
For the Period November 7, 2019[9] through April 30, 2020 (Unaudited)	$25.00	(0.02)	(0.01)	(8.23)	(8.25)	(0.04)	—	—	(0.04)	$16.71	-33.04%	$20,885	0.99%	1.53%	(0.15)%	0.95%	1.49%	(0.11)%	0%
Direxion Daily S&P Biotech Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$37.18	(0.05)	(0.02)	(0.18)	(0.23)	(0.01)	—	—	(0.01)	$36.94	-0.64%	$380,868	1.11%	1.12%	(0.24)%	0.95%	0.96%	(0.08)%	101%
For the Year Ended October 31, 2019	$49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	$37.18	-24.17%	$487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	-35.28%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	-62.53%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
For the Period May 28, 2015[9] through October 31, 2015	$160.00	(0.44)	(0.44)	(82.64)	(83.08)	—	—	—	—	$76.92	-51.93%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$20.41	0.03	0.03	(13.49)	(13.46)	(0.06)	—	—	(0.06)	$6.89	-66.10%	$84,674	1.02%	1.04%	0.44%	0.95%	0.97%	0.51%	0%
For the Year Ended October 31, 2019	$39.17	0.29	0.31	(18.66)	(18.37)	(0.39)	—	—	(0.39)	$20.41	-47.16%	$82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	$50.40	0.23	0.25	(11.31)	(11.08)	(0.15)	—	—	(0.15)	$39.17	-21.81%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$275.00	(0.10)	(0.10)	(224.50)	(224.60)	—	—	—	—	$50.40	-81.67%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$410.80	(2.40)	(2.20)	(133.40)	(135.80)	—	—	—	—	$275.00	-33.06%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$400.00	(1.60)	(1.60)	12.40	10.80	—	—	—	—	$410.80	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$198.15	$0.17	$0.43	$(67.70)	$(67.53)	$(0.37)	$—	$—	$(0.37)	$130.25	-34.14%	$1,087,619	1.23%	1.23%	0.19%	0.94%	0.94%	0.48%	183%
For the Year Ended October 31, 2019	$100.52	0.99	1.54	97.67	98.66	(1.03)	—	—	(1.03)	$198.15	98.82%	$634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	$148.00	0.85	1.08	(47.41)	(46.56)	(0.92)	—	—	(0.92)	$100.52	-31.68%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$45.78	(0.02)	0.08	105.00	104.98	—	(2.76)	—	(2.76)	$148.00	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	-2.49%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
Direxion Daily Semiconductor Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$30.68	0.05	0.05	(21.23)	(21.18)	(0.12)	—	—	(0.12)	$9.38	-69.25%	$184,133	0.99%	0.99%	0.50%	0.95%	0.95%	0.54%	0%
For the Year Ended October 31, 2019	$133.30	0.77	0.80	(102.38)	(101.61)	(1.01)	—	—	(1.01)	$30.68	-76.67%	$237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	$162.50	0.80	0.90	(29.60)	(28.80)	(0.40)	—	—	(0.40)	$133.30	-17.63%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$768.00	(0.60)	(0.60)	(604.90)	(605.50)	—	—	—	—	$162.50	-78.84%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$2,121.50	(10.50)	(10.00)	(1,343.00)	(1,353.50)	—	—	—	—	$768.00	-63.80%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	$3,442.00	(24.50)	(24.00)	(1,296.00)	(1,320.50)	—	—	—	—	$2,121.50	-38.36%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$184.44	0.21	0.46	(23.06)	(22.85)	(0.31)	—	—	(0.31)	$161.28	-12.36%	$1,128,928	1.20%	1.21%	0.21%	0.95%	0.96%	0.46%	314%
For the Year Ended October 31, 2019	$125.45	0.37	0.93	59.12	59.49	(0.50)	—	—	(0.50)	$184.44	47.55%	$774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	$107.62	0.39	0.68	17.95	18.34	(0.51)	—	—	(0.51)	$125.45	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$47.32	0.01	0.06	60.29	60.30	—	—	—	—	$107.62	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
Direxion Daily Technology Bear 3X Shares[13]
For the Six Months Ended April 30, 2020 (Unaudited)	$95.70	0.16	0.17	(61.98)	(61.82)	(0.37)	—	—	(0.37)	$33.51	-64.80%	$49,098	0.98%	1.03%	0.50%	0.95%	1.00%	0.53%	0%
For the Year Ended October 31, 2019	$221.80	2.20	2.20	(126.00)	(123.80)	(2.30)	—	—	(2.30)	$95.70	-56.25%	$59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	$368.00	2.00	2.10	(147.00)	(145.00)	(1.20)	—	—	(1.20)	$221.80	-39.38%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$963.00	(1.00)	(1.00)	(594.00)	(595.00)	—	—	—	—	$368.00	-61.79%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$1,540.50	(10.00)	(10.00)	(567.50)	(577.50)	—	—	—	—	$963.00	-37.49%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	$2,490.00	(18.50)	(18.50)	(931.00)	(949.50)	—	—	—	—	$1,540.50	-38.13%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$25.01	0.03	0.03	(16.21)	(16.18)	(0.06)	—	—	(0.06)	$8.77	-64.81%	$10,522	1.00%	1.81%	0.47%	0.95%	1.76%	0.52%	63%
For the Year Ended October 31, 2019	$27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	$25.01	-6.66%	$3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$45.80	0.32	0.34	(22.99)	(22.67)	(0.39)	(1.34)	—	(1.73)	$21.40	-51.04%	$12,839	1.07%	1.32%	1.72%	0.95%	1.20%	1.84%	82%
For the Year Ended October 31, 2019	$27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	$45.80	67.76%[14]	$16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	-8.72%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$54.00	$0.10	$0.12	$13.58	$13.68	$(0.18)	$—	$—	$(0.18)	$67.50	25.40%	$20,249	1.02%	1.19%	0.35%	0.95%	1.12%	0.42%	6%
For the Year Ended October 31, 2019	$38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	$54.00	40.66%	$21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	-11.54%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	-7.60%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$10.58	0.02	0.02	(2.54)	(2.52)	(0.04)	—	—	(0.04)	$8.02	-23.84%	$8,423	0.95%	1.31%	0.45%	0.95%	1.31%	0.45%	0%
For the Year Ended October 31, 2019	$15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	$10.58	-30.84%	$11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	-17.32%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	-16.95%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$29.39	0.10	0.11	13.78	13.88	(0.15)	—	—	(0.15)	$43.12	47.36%	$286,752	1.02%	1.02%	0.58%	0.92%	0.92%	0.68%	38%
For the Year Ended October 31, 2019	$15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	$29.39	88.98%	$189,539	1.20%	1.20%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	-23.07%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	-13.64%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	$18.04	(0.07)	(0.07)	1.60	1.53	—	—	—	—	$19.57	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
Direxion Daily 20+ Year Treasury Bear 3X Shares[13]
For the Six Months Ended April 30, 2020 (Unaudited)	$107.20	0.20	0.21	(56.32)	(56.12)	(0.41)	—	—	(0.41)	$50.67	-52.48%	$87,398	0.94%	0.94%	0.47%	0.93%	0.93%	0.48%	0%
For the Year Ended October 31, 2019	$228.50	2.10	2.40	(121.20)	(119.10)	(2.20)	—	—	(2.20)	$107.20	-52.34%	$123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	$191.40	1.10	1.20	36.60	37.70	(0.60)	—	—	(0.60)	$228.50	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$188.10	(0.70)	(0.60)	4.00	3.30	—	—	—	—	$191.40	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$276.10	(1.60)	(1.60)	(86.40)	(88.00)	—	—	—	—	$188.10	-31.87%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	$389.60	(2.70)	(2.70)	(110.80)	(113.50)	—	—	—	—	$276.10	-29.13%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2020

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective March 27, 2020, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

12  Effective March 27, 2020, the Fund had a 1:12 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:12 stock split.

13  Effective April 23, 2020, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

14  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2020

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 89 separate series (each, a "Fund" and together the "Funds"). 50 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

DIREXION SEMI-ANNUAL REPORT

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Developed Markets Bull 3X Shares	MSCI EAFE® Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index	300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Communication Services Index Bull 3X Shares		300%
Direxion Daily Communications Service Index Bear 3X Shares	Communication Services Select Sector Index	-300%
Direxion Daily Consumer Discretionary Bull 3X Shares		300%
Direxion Daily Consumer Discretionary Bear 3X Shares	Consumer Discretionary Select Sector Index	-300%
Direxion Daily Consumer Staples Bull 3X Shares		300%
Direxion Daily Consumer Staples Bear 3X Shares	Consumer Staples Select Sector Index	-300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. IMI Real Estate 25/50 Index	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily Robotics, Artificial Intelligence &	Indxx Global Robotics and Artificial Intelligence
Automation Index Bull 3X Shares	Thematic Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%

DIREXION SEMI-ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty

DIREXION SEMI-ANNUAL REPORT

credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

DIREXION SEMI-ANNUAL REPORT

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$870,672	$—	$870,672[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	31,638,235	—	31,638,235[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	78,945,120	—	78,945,120[1]	—
Direxion Daily Small Cap Bull 3X Shares	682,190	—	682,190[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	47,954,144	—	47,954,144[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	2,036,561	—	2,036,561[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	2,608,498	—	2,608,498[1]	—
Direxion Daily Latin America Bull 3X Shares	167,424	—	167,424[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	2,783,645	—	2,570,000	213,645	—	—	—	—
DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Mexico Bull 3X Shares	$35,530	$—	$—	$35,530	$—	$—	$—	$—
Direxion Daily Dow Jones Internet Bull 3X Shares	450,593	—	450,593[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	41,837	—	41,837[1]	—
Direxion Daily Financial Bull 3X Shares	9,018,604	—	9,018,604[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	5,461,076	—	5,461,076[1]	—
Direxion Daily Healthcare Bull 3X Shares	5,634,337	—	5,400,000	234,337	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	446,346	—	446,346[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	809,142	—	809,142[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	2,935,536	—	2,935,536[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,481,618	—	1,481,618[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	3,600,466	—	3,600,466[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	21,087,313	—	21,087,313[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	5,395,090	—	5,395,090[1]	—
Direxion Daily Semiconductor Bull 3X Shares	48,863,101	—	45,990,000	2,873,101	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Semiconductor Bear 3X Shares	$—	$—	$—	$—	$18,836,093	$—	$18,836,093[1]	$—
Direxion Daily Technology Bull 3X Shares	76,039,605	—	76,039,605[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,399,104	—	4,399,104[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	155,969	—	110,000	45,969	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	8,248,928	—	8,248,928[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$2,094,158	$926,880	$1,167,278[1]	$—	$926,880	$926,880	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	23,822,865	8,307,388	15,515,477[1]	—	8,307,388	8,307,388	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	26,193,085	—	26,193,085[1]	—
Direxion Daily Small Cap Bull 3X Shares	39,144,177	—	35,430,000	3,714,177	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	48,622,772	—	48,622,772[1]	—
Direxion Daily FTSE China Bull 3X Shares	616,070	616,070	—	—	2,701,688	616,070	2,085,618[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	1,212,113	—	1,212,113[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Latin America Bull 3X Shares	$870,822	$—	$870,822[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	8,095,793	—	7,390,000	705,793	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	5,684,979	—	5,684,979[1]	—
Direxion Daily MSCI India Bull 3X Shares	578,197	360,037	218,160[1]	—	360,037	360,037	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	1,482,463	796,481	520,000	165,982	796,481	796,481	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	154,398	—	154,398[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	—	16,936	—	16,936[1]	—
Direxion Daily Financial Bull 3X Shares	5,790,158	5,790,158	—	—	27,265,909	5,790,158	21,475,751[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	31,982,500	—	31,982,500[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	36,469,529	1,323,386	32,280,000	2,866,143	1,323,386	1,323,386	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,545,921	—	2,545,921[1]	—
Direxion Daily Technology Bull 3X Shares	25,174,616	—	25,174,616[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,307,767	—	1,307,767[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	1,056,975	—	1,056,975[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bull 3X Shares	$19,956,295	$—	$19,956,295[1]	$—	$—	$—	$—	$—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	5,496,233	—	5,496,233[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$41,060,223	$—	$41,060,223[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	53,870,845	—	53,870,845[1]	—
Direxion Daily Small Cap Bull 3X Shares	65,026,677	—	65,026,677[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	25,749,596	—	25,749,596[1]	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	495,878	—	304,000	191,878	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	3,462,806	—	3,462,806[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,329,112	—	1,329,112[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	449,543	—	276,000	173,543	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Consumer Discretionary Bear 3X Shares	$—	$—	$—	$—	$329,810	$—	$329,810[1]	$—
Direxion Daily Consumer Staples Bull 3X Shares	144,282	—	144,282[1]	—	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—	26,986	—	26,986[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	497,490	—	497,490[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,287,863	—	785,000	502,863	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	19,853,732	—	19,853,732[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	8,138,802	—	8,138,802[1]	—
Direxion Daily Semiconductor Bull 3X Shares	29,584,550	—	29,584,550[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	14,193,949	—	14,193,949[1]	—
Direxion Daily Technology Bull 3X Shares	8,540,367	—	8,540,367[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,666,694	—	1,666,694[1]	—
Direxion Daily Transportation Bull 3X Shares	328,658	—	278,000	50,658	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	1,176,012	—	1,176,012[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	1,756,991	—	1,756,991[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	325,321	—	—	325,321	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$426,205	$—	$426,205[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	59,152,822	—	20,850,000	38,302,822	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	27,084,729	—	27,084,729[1]	—
Direxion Daily Small Cap Bull 3X Shares	40,976,438	—	15,900,000	25,076,438	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	58,480,807	—	58,480,807[1]	—
Direxion Daily FTSE China Bull 3X Shares	4,903,324	—	4,903,324[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	786,465	—	786,465[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	312,854	—	312,854[1]	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	43,207	—	43,207[1]	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	121,082	—	—	121,082	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,395,518	—	940,000	455,518	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	687,871	—	687,871[1]	—
Direxion Daily MSCI India Bull 3X Shares	3,589,261	—	3,100,000	489,261	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	172,010	—	—	172,010	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	442,160	—	442,160[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI South Korea Bull 3X Shares	$632,719	$—	$550,000	$82,719	$—	$—	$—	$—
Direxion Daily Aerospace & Defense Bull 3X Shares	2,167,085	—	560,000	1,607,085	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	264,634	—	264,634[1]	—	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—	87,660	—	87,660[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,195,404	—	1,195,404[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	—	1,714,483	—	1,714,483[1]	—
Direxion Daily Consumer Staples Bull 3X Shares	—	—	—	—	312,774	—	312,774[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	1,589,621	—	1,400,000	189,621	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	202,798	—	202,798[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	4,404,969	—	4,404,969[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	7,522,574	—	7,522,574[1]	—
Direxion Daily Healthcare Bull 3X Shares	9,699,844	—	9,520,000	179,844	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	18,508,929	—	18,508,929[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	103,154	—	103,154[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Real Estate Bull 3X Shares	$2,808,896	$—	$2,808,896[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	640,550	—	640,550[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	948,767	—	940,000	8,767	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	159,935	—	159,935[1]	—
Direxion Daily Retail Bull 3X Shares	665,673	—	665,673[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	109,535	—	109,535[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	692,476	—	692,476[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—	2,645,859	—	2,645,859[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	6,443,966	—	6,443,966[1]	—
Direxion Daily Semiconductor Bull 3X Shares	15,111,453	—	—	15,111,453	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	6,321,467	—	6,321,467[1]	—
Direxion Daily Technology Bull 3X Shares	49,529,627	—	2,530,000	46,999,627	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,574,873	—	1,574,873[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	260,231	—	260,231[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$73,070	$—	$—	$73,070	$—	$—	$—	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	150,137	—	150,137[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	4,502,025	—	4,502,025[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	4,464,065	—	4,464,065[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,215,437	$—	$1,215,437[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	8,208,533	—	8,208,533[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	75,048,439	—	75,048,439[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	1,508,662	—	1,508,662[1]	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	316,492	—	280,000	36,492	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	4,284,103	—	4,284,103[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$661,706	$—	$661,706[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI South Korea Bull 3X Shares	1,154,225	—	920,000	234,225	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	529,535	—	529,535[1]	—
Direxion Daily Communication Services Index Bull 3X Shares	—	—	—	—	6,441	—	6,441[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	13,948	—	13,948[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	912,369	—	912,369[1]	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	24,163,463	—	24,163,463[1]	—
Direxion Daily Healthcare Bull 3X Shares	601,833	—	600,000	1,833	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	1,577,192	—	1,577,192[1]	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—	305,955	—	305,955[1]	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	2,340,769	—	2,340,769[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	1,746,004	—	1,730,122	15,882	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	4,867,262	—	4,310,000	557,262	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Retail Bull 3X Shares	$—	$—	$—	$—	$44,495	$—	$44,495[1]	$—
Direxion Daily Semiconductor Bull 3X Shares	17,158,761	—	16,490,000	668,761	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,903,619	—	2,903,619[1]	—
Direxion Daily Technology Bull 3X Shares	12,106,673	—	12,106,673[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,509,952	—	1,509,952[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	49,343	—	49,343[1]	—
Direxion Daily Utilities Bull 3X Shares	124,541	—	124,541[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	175,365	—	175,365[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	43,965	—	43,965[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	5,622,304	—	5,622,304[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	194,549	—	—	194,549	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$30,461,291	$—	$30,461,291[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	71,846,152	—	71,846,152[1]	—
Direxion Daily Small Cap Bull 3X Shares	14,918,889	—	14,010,000	908,889	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	38,437,797	—	38,437,797[1]	—
Direxion Daily FTSE China Bull 3X Shares	9,733,040	—	9,733,040[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	7,005,056	—	7,005,056[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	918,745	—	918,745[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	4,324,127	—	4,324,127[1]	—
Direxion Daily MSCI India Bull 3X Shares	4,331,049	—	3,290,000	1,041,049	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	49,194	—	49,194[1]	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	614,512	—	614,512[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	11,538,940	—	7,360,000	4,178,940	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	380,440	—	380,440[1]	—	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—	111,058	—	111,058[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Consumer Staples Bull 3X Shares	$29,826	$—	$20,000	$9,826	$—	$—	$—	$—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—	137,408	—	137,408[1]	—
Direxion Daily Financial Bull 3X Shares	17,264,601	—	17,264,601[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	39,725,276	—	39,725,276[1]	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	995,490	—	995,490[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	14,703,190	—	14,703,190[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	368,550	—	368,550[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	2,392,712	—	—	2,392,712	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	6,297,777	—	5,750,721	547,056
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	377,390	—	377,390[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	2,475,544	—	2,280,000	195,544	—	—	—	—
Direxion Daily Retail Bull 3X Shares	1,386,735	—	1,386,735[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	692,090	—	692,090[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	10,481,001	—	10,481,001[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bear 3X Shares	$—	$—	$—	$—	$12,319,337	$—	$12,319,337[1]	$—
Direxion Daily Semiconductor Bull 3X Shares	58,303,586	—	53,630,000	4,673,586	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	7,634,761	—	7,634,761[1]	—
Direxion Daily Technology Bull 3X Shares	82,518,883	—	82,518,883[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	10,383,607	—	10,383,607[1]	—
Direxion Daily Transportation Bull 3X Shares	40,634	—	—	40,634	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	1,099,282	—	1,099,282[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	11,270,244	—	11,270,244[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	7,340,211	—	7,340,211[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse

DIREXION SEMI-ANNUAL REPORT

tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of April 30, 2020, the market value if the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$126,829,550	$72,682,581	$61,967,918	$134,650,499
Direxion Daily FTSE China Bull 3X Shares	3,503,470	141,745	3,528,895	3,670,640
Direxion Daily FTSE Europe Bull 3X Shares	944,435	984,000	—	984,000
Direxion Daily MSCI Emerging Markets Bull 3X Shares	21,362,989	—	22,263,396	22,263,396
Direxion Daily MSCI India Bull 3X Shares	15,431,700	5	16,097,696	16,097,701
Direxion Daily MSCI Japan Bull 3X Shares	280,487	23	294,432	294,455
Direxion Daily MSCI Mexico Bull 3X Shares	175,620	186,000	—	186,000
Direxion Daily Communication Services Index Bull 3X Shares	12,132	13,360	—	13,360
Direxion Daily Consumer Discretionary Bull 3X Shares	19,087	17,069	3,823	20,892

DIREXION SEMI-ANNUAL REPORT

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Financial Bull 3X Shares	$1,397,804	$1,259,875	$254,560	$1,514,435
Direxion Daily Homebuilders & Supplies Bull 3X Shares	34,982	20,685	17,271	37,956
Direxion Daily MSCI Real Estate Bull 3X Shares	18,996	16,782	3,521	20,303
Direxion Daily Retail Bull 3X Shares	810,630	741,110	140,899	882,009
Direxion Daily S&P 500® High Beta Bull 3X Shares	33,085	23,630	13,251	36,881
Direxion Daily S&P Biotech Bull 3X Shares	17,460,952	9,523,650	8,946,973	18,470,623
Direxion Daily Semiconductor Bull 3X Shares	985,277	1,058,276	—	1,058,276
Direxion Daily 20+ Year Treasury Bull 3X Shares	23,344	—	24,095	24,095

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Funds estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION SEMI-ANNUAL REPORT

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2020 and October 31, 2019, were as follows:

	Year/Period Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$168,512	$—	$—	$494,580	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	4,420,225	—	—	11,449,455	—	—
Direxion Daily S&P 500® Bear 3X Shares	1,818,363	—	—	5,338,151	—	—
Direxion Daily Small Cap Bull 3X Shares	1,622,628	—	—	4,558,793	—	—
Direxion Daily Small Cap Bear 3X Shares	1,187,784	—	—	4,325,198	—	—
Direxion Daily FTSE China Bull 3X Shares	3,060,748	—	—	3,949,648	—	—
Direxion Daily FTSE China Bear 3X Shares	288,160	—	—	1,047,032	—	—
Direxion Daily FTSE Europe Bull 3X Shares	130,258	—	—	514,390	—	—
Direxion Daily Latin America Bull 3X Shares	10,085	—	—	126,175	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	95,743	—	—	273,718	—	1,167
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,205,300	—	—	2,694,656	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	229,450	—	—	955,647	—	—
Direxion Daily MSCI India Bull 3X Shares	16,670	—	—	664,437	—	—
Direxion Daily MSCI Japan Bull 3X Shares	46,406	—	—	97,355	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	45,885	—	—	188,557	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	142,470	—	—	231,430	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	261,279	—	—	392,972	—	—
Direxion Daily Communication Services Index Bull 3X Shares[2]	—	—	—	8,081	—	—
Direxion Daily Communication Services Index Bear 3X Shares[2]	1,886	—	—	21,095	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares[1]	13,290	—	—	20,474	—	4,274
Direxion Daily Consumer Discretionary Bear 3X Shares[1]	3,222	—	—	18,912	—	1,730
Direxion Daily Consumer Staples Bull 3X Shares[1]	127,578	—	—	43,161	—	—
Direxion Daily Consumer Staples Bear 3X Shares[1]	1,816	—	—	21,810	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares[3]	2,646	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares[3]	8,536	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	5,100,987	—	—	13,959,446	—	57,860
Direxion Daily Financial Bear 3X Shares	613,710	—	—	2,271,607	—	—
Direxion Daily Healthcare Bull 3X Shares	239,731	—	—	1,182,359	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,980	—	—	172,171	—	9,939
Direxion Daily Industrials Bull 3X Shares	20,624	—	—	63,654	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	1,072,715	—	—	880,150	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	54,061	—	—	267,942	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	198	—	—	56,519	—	2,255
Direxion Daily Regional Banks Bull 3X Shares	157,065	—	—	422,221	—	—
DIREXION SEMI-ANNUAL REPORT

	Year/Period Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Retail Bull 3X Shares	$55,993	$—	$—	$202,633	$—	$—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	24,752	—	—	113,962	—	790
Direxion Daily S&P 500® High Beta Bull 3X Shares[3]	30,230	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares[3]	8,577	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	45,196	—	—	3,328,781	—	—
Direxion Daily S&P Biotech Bear 3X Shares	376,700	—	—	1,288,408	—	—
Direxion Daily Semiconductor Bull 3X Shares	1,431,589	—	—	4,789,744	—	—
Direxion Daily Semiconductor Bear 3X Shares	929,294	—	—	2,077,527	—	—
Direxion Daily Technology Bull 3X Shares	1,713,106	—	—	2,488,945	—	—
Direxion Daily Technology Bear 3X Shares	243,879	—	—	638,259	—	—
Direxion Daily Transportation Bull 3X Shares	18,559	—	—	56,931	—	—
Direxion Daily Utilities Bull 3X Shares	520,218	—	—	122,979	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	53,451	—	—	144,179	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	45,203	—	—	212,425	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	933,268	—	—	1,822,129	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	522,733	—	—	2,833,079	—	—

1  Commenced operations on November 29, 2018.

2  Commenced operations on January 14, 2019.

3  Commenced operations on November 7, 2019.

At October 31, 2019, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(4,571,376)	$76,161	$—	$(2,127,496)	$(6,622,711)
Direxion Daily S&P 500® Bull 3X Shares	166,571,739	761,310	—	(24,766)	167,308,283
Direxion Daily S&P 500® Bear 3X Shares	(160,250,708)	500,902	—	(993,631,596)	(1,153,381,402)
Direxion Daily Small Cap Bull 3X Shares	(20,731,294)	605,603	—	(81,292,645)	(101,418,336)
Direxion Daily Small Cap Bear 3X Shares	(116,623,597)	334,303	—	(2,594,736,722)	(2,711,026,016)
Direxion Daily FTSE China Bull 3X Shares	(120,671,832)	458	—	(1,677,274)	(122,348,648)
Direxion Daily FTSE China Bear 3X Shares	(11,218,774)	74,503	—	(59,379,820)	(70,524,091)
Direxion Daily FTSE Europe Bull 3X Shares	(796,562)	66,765	—	(15,510,698)	(16,240,495)
Direxion Daily Latin America Bull 3X Shares	(2,494,527)	2,582	—	(42,907,762)	(45,399,707)
Direxion Daily MSCI Developed Markets Bull 3X Shares	(524,311)	—	—	(3,148,987)	(3,673,298)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$(69,834,443)	$36,748	$—	$(102,905,465)	$(172,703,160)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(17,828,706)	62,991	—	(285,370,567)	(303,136,282)
Direxion Daily MSCI India Bull 3X Shares	(1,320,539)	4,680	—	—	(1,315,859)
Direxion Daily MSCI Japan Bull 3X Shares	(160,440)	1,245	—	(5,073,764)	(5,232,959)
Direxion Daily MSCI Mexico Bull 3X Shares	(195,525)	8,618	—	(1,902,335)	(2,089,242)
Direxion Daily MSCI South Korea Bull 3X Shares	(8,937,733)	5,282	—	(3,712,594)	(12,645,045)
Direxion Daily Aerospace & Defense Bull 3X Shares	8,728,196	—	—	—	8,728,196
Direxion Daily Communication Services Index Bull 3X Shares	231,242	—	—	(2,107)	229,135
Direxion Daily Communication Services Index Bear 3X Shares	(360,987)	561	—	(635,172)	(995,598)
Direxion Daily Consumer Discretionary Bull 3X Shares	663,637	—	—	(43,181)	620,456
Direxion Daily Consumer Discretionary Bear 3X Shares	(652,987)	—	—	(42,479)	(695,466)
Direxion Daily Consumer Staples Bull 3X Shares	680,335	101,203	—	—	781,538
Direxion Daily Consumer Staples Bear 3X Shares	(545,302)	—	—	—	(545,302)
Direxion Daily Financial Bull 3X Shares	202,115,858	—	—	(36,358,350)	165,757,508
Direxion Daily Financial Bear 3X Shares	(46,301,163)	193,355	—	(2,553,561,764)	(2,599,669,572)
Direxion Daily Healthcare Bull 3X Shares	(499,255)	—	—	—	(499,255)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,277,974	—	—	(20,009,297)	(8,731,323)
Direxion Daily Industrials Bull 3X Shares	220,226	943	—	(312,634)	(91,465)
Direxion Daily MSCI Real Estate Bull 3X Shares	10,012,024	725,012	—	—	10,737,036
Direxion Daily MSCI Real Estate Bear 3X Shares	(2,888,464)	18,004	—	(67,680,500)	(70,550,960)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	638,023	—	—	(3,064,084)	(2,426,061)
Direxion Daily Regional Banks Bull 3X Shares	(4,302,215)	19,202	—	(7,840,572)	(12,123,585)
Direxion Daily Retail Bull 3X Shares	(3,593,608)	3,820	—	(8,045,456)	(11,635,244)
Direxion Daily Robotic, Artificial Intelligence & Automation Index Bull 3X Shares	826,929	—	—	(1,433,572)	(606,643)
Direxion Daily S&P Biotech Bull 3X Shares	(189,729,649)	45,139	—	(109,047,512)	(298,732,022)
Direxion Daily S&P Biotech Bear 3X Shares	(12,701,005)	46,976	—	(138,669,883)	(151,323,912)
Direxion Daily Semiconductor Bull 3X Shares	130,576,247	—	—	—	130,576,247
Direxion Daily Semiconductor Bear 3X Shares	(126,484,449)	270,559	—	(217,971,598)	(344,185,488)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Technology Bull 3X Shares	$228,565,230	$—	$—	$—	$228,565,230
Direxion Daily Technology Bear 3X Shares	(30,699,430)	60,163	—	(113,058,050)	(143,697,317)
Direxion Daily Transportation Bull 3X Shares	(181,959)	1,438	—	—	(180,521)
Direxion Daily Utilities Bull 3X Shares	1,621,316	403,542	—	—	2,024,858
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,894,344	10,984	—	(44,589)	1,860,739
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(3,413,476)	15,020	—	(57,589,100)	(60,987,556)
Direxion Daily 20+ Year Treasury Bull 3X Shares	25,417,787	182,392	—	—	25,600,179
Direxion Daily 20+ Year Treasury Bear 3X Shares	(67,378,507)	184,537	—	(896,176,491)	(963,370,461)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$31,704,685	$759,703	$—	$759,703
Direxion Daily S&P 500® Bull 3X Shares	1,328,538,997	71,149,891	—	71,149,891
Direxion Daily S&P 500® Bear 3X Shares	1,068,634,090	—	—	—
Direxion Daily Small Cap Bull 3X Shares	641,164,411	4,998,206	—	4,998,206
Direxion Daily Small Cap Bear 3X Shares	565,698,373	—	—	—
Direxion Daily FTSE China Bull 3X Shares	185,890,507	—	(709,593)	(709,593)
Direxion Daily FTSE China Bear 3X Shares	31,287,688	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	10,921,810	—	(118,273)	(118,273)
Direxion Daily Latin America Bull 3X Shares	7,401,231	51,613	—	51,613
Direxion Daily MSCI Developed Markets Bull 3X Shares	6,530,591	184,008	—	184,008
Direxion Daily MSCI Emerging Markets Bull 3X Shares	97,833,957	784,505	—	784,505
Direxion Daily MSCI Emerging Markets Bear 3X Shares	46,853,541	—	—	—
Direxion Daily MSCI India Bull 3X Shares	43,737,255	1,636,674	—	1,636,674
Direxion Daily MSCI Japan Bull 3X Shares	5,271,898	—	(31,424)	(31,424)
Direxion Daily MSCI Mexico Bull 3X Shares	5,791,395	108,564	—	108,564
Direxion Daily MSCI South Korea Bull 3X Shares	15,865,958	813,479	—	813,479
Direxion Daily Aerospace & Defense Bull 3X Shares	87,181,471	3,775,529	(13,095)	3,762,434
Direxion Daily Communication Services Index Bull 3X Shares	4,555,829	297,872	(33,030)	264,842
Direxion Daily Communication Services Index Bear 3X Shares	450,588	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	6,441,010	307,811	(25,947)	281,864
Direxion Daily Consumer Discretionary Bear 3X Shares	4,910,522	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares	6,451,170	247,379	(48,604)	198,775
Direxion Daily Consumer Staples Bear 3X Shares	588,647	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	8,368,337	877,914	(828)	877,086
Direxion Daily Dow Jones Internet Bear 3X Shares	1,376,237	—	—	—
Direxion Daily Financial Bull 3X Shares	997,818,688	45,651,916	(1,829,439)	43,822,477
Direxion Daily Financial Bear 3X Shares	273,913,422	—	—	—
Direxion Daily Healthcare Bull 3X Shares	115,782,117	3,926,394	(346,665)	3,579,729

DIREXION SEMI-ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Homebuilders & Supplies 3X Bull Shares	$140,299,646	$11,731,423	$—	$11,731,423
Direxion Daily Industrials Bull 3X Shares	5,000,778	137,753	(7,637)	130,116
Direxion Daily MSCI Real Estate Bull 3X Shares	31,255,718	1,363,453	(89,402)	1,274,051
Direxion Daily MSCI Real Estate Bear 3X Shares	22,373,671	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	14,045,926	846,580	(6,667)	839,913
Direxion Daily Regional Banks Bull 3X Shares	36,205,887	2,611,180	(8,872)	2,602,308
Direxion Daily Retail Bull 3X Shares	8,568,551	834,244	(13,524)	820,720
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	16,959,610	953,806	—	953,806
Direxion Daily S&P 500® High Beta Bull 3X Shares	8,754,873	412,651	(7,100)	405,551
Direxion Daily S&P 500® High Beta Bear 3X Shares	16,419,893	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	401,770,897	6,952,460	(3,802,668)	3,149,792
Direxion Daily S&P Biotech Bear 3X Shares	71,860,168	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	1,006,869,575	33,794,580	(467,301)	33,327,279
Direxion Daily Semiconductor Bear 3X Shares	179,758,726	—	—	—
Direxion Daily Technology Bull 3X Shares	994,395,239	43,607,936	(151,070)	43,456,866
Direxion Daily Technology Bear 3X Shares	49,927,970	—	—	—
Direxion Daily Transportation Bull 3X Shares	9,779,234	421,179	(13,831)	407,348
Direxion Daily Utilities Bull 3X Shares	13,539,722	78,350	(64,408)	13,942
Direxion Daily 7-10 Year Treasury Bull 3X Shares	13,356,742	1,065,831	—	1,065,831
Direxion Daily 7-10 Year Treasury Bear 3X Shares	5,964,129	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	207,791,171	14,286,860	—	14,286,860
Direxion Daily 20+ Year Treasury Bear 3X Shares	62,724,733	—	—	—

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019.

At October 31, 2019, the Funds deferred, on a tax basis, no qualified late year losses.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$2,127,496	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—
Direxion Daily S&P 500® Bear 3X Shares	990,284,208	3,329,426
Direxion Daily Small Cap Bull 3X Shares	81,285,066	—
Direxion Daily Small Cap Bear 3X Shares	2,594,728,838	—
Direxion Daily FTSE China Bull 3X Shares	1,677,274	—
Direxion Daily FTSE China Bear 3X Shares	59,379,820	—
Direxion Daily FTSE Europe Bull 3X Shares	15,510,698	—

DIREXION SEMI-ANNUAL REPORT

Funds	Unlimited ST	Unlimited LT
Direxion Daily Latin America Bull 3X Shares	$22,776,887	$20,130,875
Direxion Daily MSCI Developed Markets Bull 3X Shares	3,148,987	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	55,660,352	47,245,113
Direxion Daily MSCI Emerging Markets Bear 3X Shares	285,370,567	—
Direxion Daily MSCI India Bull 3X Shares	—	—
Direxion Daily MSCI Japan Bull 3X Shares	4,926,865	146,899
Direxion Daily MSCI Mexico Bull 3X Shares	1,598,706	303,629
Direxion Daily MSCI South Korea Bull 3X Shares	3,217,094	495,500
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—
Direxion Daily Communication Services Index Bull 3X Shares	—	—
Direxion Daily Communication Services Index Bear 3X Shares	633,056	—
Direxion Daily Consumer Discretionary Bull 3X Shares	43,181	—
Direxion Daily Consumer Discretionary Bear 3X Shares	42,479	—
Direxion Daily Consumer Staples Bull 3X Shares	—	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—
Direxion Daily Financial Bull 3X Shares	32,680,831	3,667,091
Direxion Daily Financial Bear 3X Shares	2,553,549,891	—
Direxion Daily Healthcare Bull 3X Shares	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	19,722,724	286,573
Direxion Daily Industrials Bull 3X Shares	312,634	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	67,680,500	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	2,978,849	85,235
Direxion Daily Regional Banks Bull 3X Shares	7,400,589	439,983
Direxion Daily Retail Bull 3X Shares	7,431,508	613,948
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1,431,693	—
Direxion Daily S&P Biotech Bull 3X Shares	109,047,512	—
Direxion Daily S&P Biotech Bear 3X Shares	138,669,883	—
Direxion Daily Semiconductor Bull 3X Shares	—	—
Direxion Daily Semiconductor Bear 3X Shares	217,971,598	—
Direxion Daily Technology Bull 3X Shares	—	—
Direxion Daily Technology Bear 3X Shares	113,057,444	—
Direxion Daily Transportation Bull 3X Shares	—	—
Direxion Daily Utilities Bull 3X Shares	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	44,589	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	57,589,100	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	896,176,491	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2019. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or

DIREXION SEMI-ANNUAL REPORT

purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$5,209,243	$26,583,079	$10,957,114	$—
Direxion Daily S&P 500® Bull 3X Shares	1,600,925,025	1,213,153,844	756,281,102	744,693,314
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	396,450,725	265,373,535	250,579,448	536,473,928
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	192,476,100	290,870,459	196,836,518	174,810,250
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	6,197,698	7,489,273	2,722,701	6,095,444
Direxion Daily Latin America Bull 3X Shares	636,980	13,310,086	23,874,758	9,699,877
Direxion Daily MSCI Developed Markets Bull 3X Shares	4,955,996	6,220,858	933,953	2,255,264
Direxion Daily MSCI Emerging Markets Bull 3X Shares	53,284,700	90,772,461	51,692,410	38,970,667
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	4,032,085	42,083,893	41,884,071	16,840,020
Direxion Daily MSCI Japan Bull 3X Shares	3,815,378	9,359,713	18,216,189	13,664,698
Direxion Daily MSCI Mexico Bull 3X Shares	6,313,973	6,686,010	15,068,039	12,383,588
Direxion Daily MSCI South Korea Bull 3X Shares	15,897,424	18,548,258	22,259,426	17,142,706
Direxion Daily Aerospace & Defense Bull 3X Shares	17,829,692	59,672,287	83,581,003	14,550,776
Direxion Daily Communication Services Index Bull 3X Shares	669,404	2,404,010	3,979,111	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	1,017,996	3,688,141	4,132,947	1,620,669
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares	1,291,053	2,864,489	2,630,586	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares[1]	9,022,785	3,996,830	1,451,126	—
Direxion Daily Dow Jones Internet Bear 3X Shares[1]	—	—	—	—
Direxion Daily Financial Bull 3X Shares	885,769,437	1,238,051,601	646,396,063	259,000,758
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	148,960,327	158,142,316	26,811,098	21,111,972
Direxion Daily Homebuilders & Supplies Bull 3X Shares	42,107,024	59,351,997	97,834,690	30,625,292
Direxion Daily Industrials Bull 3X Shares	2,889,003	4,445,170	2,683,106	—
Direxion Daily MSCI Real Estate Bull 3X Shares	25,323,771	32,485,117	1,908,244	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,490,078	10,880,890	8,828,722	731,054
Direxion Daily Regional Banks Bull 3X Shares	10,600,899	24,105,348	34,053,469	4,775,447

DIREXION SEMI-ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Retail Bull 3X Shares	$2,565,680	$10,477,153	$7,974,256	$4,018,527
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	5,869,240	8,044,187	4,814,105	2,666,173
Direxion Daily S&P 500® High Beta Bull 3X Shares[1]	5,873,254	4,645,451	2,076,866	—
Direxion Daily S&P 500® High Beta Bear 3X Shares[1]	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	329,976,153	199,856,337	203,857,625	507,099,628
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	811,119,446	901,490,245	981,565,616	525,587,472
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	1,547,625,673	1,743,778,812	624,438,619	190,294,841
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	1,790,046	5,132,562	11,477,857	5,431,439
Direxion Daily Utilities Bull 3X Shares	7,087,702	10,814,162	6,466,109	5,437,077
Direxion Daily 7-10 Year Treasury Bull 3X Shares	430,422	3,334,461	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	54,539,150	69,113,262	101,099,855	89,997,360
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents the period from November 7, 2019 (commencement of operations) to April 30, 2020.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2020.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2021. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2021. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	April 30, 2023	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$11,436	$15,127	$24,905	$21,479	$11,436	$72,947
Direxion Daily S&P 500® Bull 3X Shares	50,935	50,935	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	1,780	37,452	5,303	16,530	18,596	37,452	77,881
Direxion Daily Small Cap Bull 3X Shares	45,226	9,833	2,702	170,311	7,186	9,833	190,032
Direxion Daily Small Cap Bear 3X Shares	18,225	7,789	47,734	87,614	4,794	7,789	147,931
Direxion Daily FTSE China Bull 3X Shares	—	28,817	29,270	92,090	60,527	28,817	210,704
Direxion Daily FTSE China Bear 3X Shares	—	15,769	21,756	32,855	29,738	15,769	100,118
Direxion Daily FTSE Europe Bull 3X Shares	—	5,562	805	1,361	6,419	5,562	14,147
Direxion Daily Latin America Bull 3X Shares	—	11,970	18,659	27,046	24,652	11,970	82,327
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	30,396	29,806	51,385	59,468	30,396	171,055
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	22,149	7,287	33,843	38,284	22,149	101,563
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	22,758	19,617	35,413	39,016	22,758	116,804
Direxion Daily MSCI India Bull 3X Shares	3,662	3,186	14,566	—	—	3,186	17,752
Direxion Daily MSCI Japan Bull 3X Shares	—	19,788	24,547	27,603	38,714	19,788	110,652
Direxion Daily MSCI Mexico Bull 3X Shares	—	9,045	24,052	18,115	17,392	9,045	68,604
Direxion Daily MSCI South Korea Bull 3X Shares	—	11,377	15,138	24,035	21,721	11,377	72,271
Direxion Daily Aerospace & Defense Bull 3X Shares	—	16,718	29,153	16,113	21,606	16,718	83,590
Direxion Daily Communication Services Index Bull 3X Shares	—	16,084	—	—	35,665	16,084	51,749
Direxion Daily Communication Services Index Bear 3X Shares	—	16,985	—	—	37,023	16,985	54,008
Direxion Daily Consumer Discretionary Bull 3X Shares	—	18,755	—	—	38,752	18,755	57,507
Direxion Daily Consumer Discretionary Bear 3X Shares	—	20,124	—	—	40,556	20,124	60,680
Direxion Daily Consumer Staples Bull 3X Shares	—	18,811	—	—	39,202	18,811	58,013
Direxion Daily Consumer Staples Bear 3X Shares	—	20,676	—	—	40,456	20,676	61,132
Direxion Daily Dow Jones Internet Bull 3X Shares	—	15,725	—	—	—	15,725	15,725
Direxion Daily Dow Jones Internet Bear 3X Shares	—	16,813	—	—	—	16,813	16,813
Direxion Daily Financial Bull 3X Shares	17,078	17,078	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	April 30, 2023	Recoupment Amount
Direxion Daily Financial Bear 3X Shares	$4,037	$5,768	$42,536	$19,261	$14,863	$5,768	$82,428
Direxion Daily Healthcare Bull 3X Shares	—	13,692	6,710	23,120	20,615	13,692	64,137
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	11,637	15,399	22,934	22,351	11,637	72,321
Direxion Daily Industrials Bull 3X Shares	—	19,386	32,981	37,228	38,210	19,386	127,805
Direxion Daily MSCI Real Estate Bull 3X Shares	—	18,646	13,197	21,062	35,254	18,646	88,159
Direxion Daily MSCI Real Estate Bear 3X Shares	—	28,558	37,734	59,917	57,022	28,558	183,231
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	16,787	—	39,021	35,714	16,787	91,522
Direxion Daily Regional Banks Bull 3X Shares	—	11,845	13,237	12,446	19,819	11,845	57,347
Direxion Daily Retail Bull 3X Shares	—	16,468	15,946	20,421	27,494	16,468	80,329
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—	10,125	—	29,764	21,776	10,125	61,665
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	16,189	—	—	—	16,189	16,189
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	16,397	—	—	—	16,397	16,397
Direxion Daily S&P Biotech Bull 3X Shares	2,168	19,642	7,857	42,279	17,819	19,642	87,597
Direxion Daily S&P Biotech Bear 3X Shares	—	13,615	19,507	27,354	20,899	13,615	81,375
Direxion Daily Semiconductor Bull 3X Shares	10,914	10,914	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	10,042	5,506	10,980	12,266	720	5,506	29,472
Direxion Daily Technology Bull 3X Shares	12,518	38,056	—	38,391	18,515	38,056	94,962
Direxion Daily Technology Bear 3X Shares	—	12,637	17,387	21,855	22,689	12,637	74,568
Direxion Daily Transportation Bull 3X Shares	—	19,220	34,059	35,473	37,000	19,220	125,752
Direxion Daily Utilities Bull 3X Shares	—	16,016	32,789	36,930	36,502	16,016	122,237
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	15,032	23,073	40,079	32,553	15,032	110,737
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	18,087	12,314	27,551	31,607	18,087	89,559
Direxion Daily 20+ Year Treasury Bull 3X Shares	706	706	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2020 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

DIREXION SEMI-ANNUAL REPORT

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of April 30, 2020:

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$18,364,518	$—	$14,099,870	$2,674,534	$3,735,800	$(1,797,552)
Direxion Daily S&P 500® Bull 3X Shares	1,004,965,236	—	394,723,652	110,024,527	194,343,969	(8,307,388)
Direxion Daily S&P 500® Bear 3X Shares	—	—	1,068,634,090	425,625,485	—	(332,988,370)
Direxion Daily Small Cap Bull 3X Shares	195,838,468	—	450,324,149	217,682,246	160,748,371	(1,508,662)
Direxion Daily Small Cap Bear 3X Shares	—	—	565,698,373	244,522,018	—	(219,245,116)
Direxion Daily FTSE China Bull 3X Shares	66,714,354	—	118,466,560	90,559,364	15,252,434	(4,738,249)
Direxion Daily FTSE China Bear 3X Shares	—	—	31,287,688	35,723,037	—	(10,400,019)
Direxion Daily FTSE Europe Bull 3X Shares	4,930,181	—	5,873,356	2,151,168	1,212,113	(312,854)
Direxion Daily Latin America Bull 3X Shares	3,341,194	—	4,111,650	2,557,999	1,038,246	(43,207)
Direxion Daily MSCI Developed Markets Bull 3X Shares	3,746,179	—	2,968,420	1,156,222	933,452	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	30,236,024	—	68,382,438	18,752,752	10,410,056	(7,746,909)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	46,853,541	14,888,079	661,706	(12,026,089)
Direxion Daily MSCI India Bull 3X Shares	18,565,876	—	26,808,053	10,619,047	11,282,152	(360,037)

DIREXION SEMI-ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily MSCI Japan Bull 3X Shares	$1,140,273	$—	$4,100,201	$3,172,737	$221,204	$—
Direxion Daily MSCI Mexico Bull 3X Shares	3,224,149	—	2,675,810	1,174,696	35,530	(1,056,672)
Direxion Daily MSCI South Korea Bull 3X Shares	4,966,412	—	11,713,025	6,142,788	3,269,407	(796,481)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	55,813,044	35,130,861	5,233,863	13,706,025	(529,535)
Direxion Daily Communication Services Index Bull 3X Shares	—	3,196,070	1,624,601	395,886	645,074	(6,441)
Direxion Daily Communication Services Index Bear 3X Shares	—	—	450,588	221,101	—	(198,718)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	4,362,538	2,360,336	712,351	1,799,345	(13,948)
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	4,910,522	1,602,861	—	(2,061,229)
Direxion Daily Consumer Staples Bull 3X Shares	—	3,911,057	2,738,888	1,537,530	174,108	(312,774)
Direxion Daily Consumer Staples Bear 3X Shares	—	—	588,647	207,238	—	(164,394)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	6,583,140	2,662,283	2,003,881	2,040,214	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	1,376,237	578,019	—	(244,635)
Direxion Daily Financial Bull 3X Shares	—	740,627,146	301,014,019	156,649,721	32,073,363	(32,583,247)
Direxion Daily Financial Bear 3X Shares	—	—	273,913,422	127,186,994	—	(76,872,389)
Direxion Daily Healthcare Bull 3X Shares	—	72,423,546	46,938,300	28,395,945	15,936,014	(995,490)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	88,796,216	63,234,853	16,083,910	33,212,119	(1,577,192)
Direxion Daily Industrials Bull 3X Shares	—	2,980,078	2,150,816	96,709	471,704	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	24,029,775	8,499,994	6,141,944	5,647,954	(305,955)
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	22,373,671	41,972,554	—	(10,088,238)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	8,729,595	6,156,244	2,406,288	3,569,651	—
Direxion Daily Regional Banks Bull 3X Shares	—	24,576,975	14,231,220	10,352,912	8,630,669	(159,935)
Direxion Daily Retail Bull 3X Shares	—	5,649,125	3,740,146	2,346,795	2,052,408	(44,495)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	9,447,007	—	8,466,409	4,928,137	3,737,161	—

DIREXION SEMI-ANNUAL REPORT

	Asset Class					Liability Class
	Level 1				Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® High Beta Bull 3X Shares	$—	$2,626,285	$6,534,139	$3,955,519	$1,481,618	$(692,476)
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	16,419,893	4,835,135	—	(6,246,325)
Direxion Daily S&P Biotech Bull 3X Shares	—	165,583,664	239,337,025	28,969,157	63,550,814	(26,297,698)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	71,860,168	35,914,205	—	(25,853,229)
Direxion Daily Semiconductor Bull 3X Shares	—	622,798,089	417,398,765	232,324,541	205,490,980	(1,323,386)
Direxion Daily Semiconductor Bear 3X Shares	—	—	179,758,726	50,302,700	—	(52,435,810)
Direxion Daily Technology Bull 3X Shares	—	625,743,291	412,108,814	135,398,044	253,909,771	—
Direxion Daily Technology Bear 3X Shares	—	—	49,927,970	18,781,769	—	(19,534,230)
Direxion Daily Transportation Bull 3X Shares	—	4,640,710	5,545,872	890,882	369,292	(49,343)
Direxion Daily Utilities Bull 3X Shares	—	7,461,841	6,091,823	1,356,166	1,300,553	(1,359,513)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	7,397,536	—	7,025,037	5,862,766	1,712,171	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	5,964,129	3,741,301	—	(1,251,076)
Direxion Daily 20+ Year Treasury Bull 3X Shares	141,900,409	—	80,177,622	76,135,686	49,599,796	(1,756,991)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	62,724,733	41,626,010	519,870	(17,300,509)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

DIREXION SEMI-ANNUAL REPORT

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2020, the Funds were invested in swap contracts. At April 30, 2020, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$3,735,800	$—	$3,735,800
Direxion Daily S&P 500® Bull 3X Shares	194,343,969	—	194,343,969
Direxion Daily Small Cap Bull 3X Shares	160,748,371	—	160,748,371
Direxion Daily FTSE China Bull 3X Shares	15,252,434	—	15,252,434
Direxion Daily FTSE Europe Bull 3X Shares	1,212,113	—	1,212,113
Direxion Daily Latin America Bull 3X Shares	1,038,246	—	1,038,246
Direxion Daily MSCI Developed Markets Bull 3X Shares	933,452	—	933,452
Direxion Daily MSCI Emerging Markets Bull 3X Shares	10,410,056	—	10,410,056
Direxion Daily MSCI Emerging Markets Bear 3X Shares	661,706	—	661,706
Direxion Daily MSCI India Bull 3X Shares	11,282,152	—	11,282,152
Direxion Daily MSCI Japan Bull 3X Shares	221,204	—	221,204
Direxion Daily MSCI Mexico Bull 3X Shares	35,530	—	35,530
Direxion Daily MSCI South Korea Bull 3X Shares	3,269,407	—	3,269,407
Direxion Daily Aerospace & Defense Bull 3X Shares	13,706,025	—	13,706,025
Direxion Daily Communication Services Index Bull 3X Shares	645,074	—	645,074
Direxion Daily Consumer Discretionary Bull 3X Shares	1,799,345	—	1,799,345
Direxion Daily Consumer Staples Bull 3X Shares	174,108	—	174,108
Direxion Daily Dow Jones Internet Bull 3X Shares	2,040,214	—	2,040,214
Direxion Daily Financial Bull 3X Shares	32,073,363	—	32,073,363
Direxion Daily Healthcare Bull 3X Shares	15,936,014	—	15,936,014
Direxion Daily Homebuilders & Supplies Bull 3X Shares	33,212,119	—	33,212,119
Direxion Daily Industrials Bull 3X Shares	471,704	—	471,704
Direxion Daily MSCI Real Estate Bull 3X Shares	5,647,954	—	5,647,954
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,569,651	—	3,569,651
Direxion Daily Regional Banks Bull 3X Shares	8,630,669	—	8,630,669
Direxion Daily Retail Bull 3X Shares	2,052,408	—	2,052,408
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	3,737,161	—	3,737,161
Direxion Daily S&P 500® High Beta Bull 3X Shares	1,481,618	—	1,481,618
Direxion Daily S&P Biotech Bull 3X Shares	63,550,814	—	63,550,814
Direxion Daily Semiconductor Bull 3X Shares	205,490,980	—	205,490,980
Direxion Daily Technology Bull 3X Shares	253,909,771	—	253,909,771
Direxion Daily Transportation Bull 3X Shares	369,292	—	369,292
Direxion Daily Utilities Bull 3X Shares	1,300,553	—	1,300,553
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	1,712,171	1,712,171
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	49,599,796	49,599,796
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	519,870	519,870

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$1,797,552	$—	$1,797,552
Direxion Daily S&P 500® Bull 3X Shares	8,307,388	—	8,307,388
Direxion Daily S&P 500® Bear 3X Shares	332,988,370	—	332,988,370
Direxion Daily Small Cap Bull 3X Shares	1,508,662	—	1,508,662
Direxion Daily Small Cap Bear 3X Shares	219,245,116	—	219,245,116
Direxion Daily FTSE China Bull 3X Shares	4,738,249	—	4,738,249
Direxion Daily FTSE China Bear 3X Shares	10,400,019	—	10,400,019
Direxion Daily FTSE Europe Bull 3X Shares	312,855	—	312,855
Direxion Daily Latin America Bull 3X Shares	43,207	—	43,207
Direxion Daily MSCI Emerging Markets Bull 3X Shares	7,746,909	—	7,746,909
Direxion Daily MSCI Emerging Markets Bear 3X Shares	12,026,089	—	12,026,089
Direxion Daily MSCI India Bull 3X Shares	360,037	—	360,037

DIREXION SEMI-ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily MSCI Mexico Bull 3X Shares	$1,056,672	$—	$1,056,672
Direxion Daily MSCI South Korea Bull 3X Shares	796,481	—	796,481
Direxion Daily Aerospace & Defense Bull 3X Shares	529,535	—	529,535
Direxion Daily Communication Services Index Bull 3X Shares	6,441	—	6,441
Direxion Daily Communication Services Index Bear 3X Shares	198,718	—	198,718
Direxion Daily Consumer Discretionary Bull 3X Shares	13,948	—	13,948
Direxion Daily Consumer Discretionary Bear 3X Shares	2,061,229	—	2,061,229
Direxion Daily Consumer Staples Bull 3X Shares	312,774	—	312,774
Direxion Daily Consumer Staples Bear 3X Shares	164,394	—	164,394
Direxion Daily Dow Jones Internet Bear 3X Shares	244,635	—	244,635
Direxion Daily Financial Bull 3X Shares	32,583,247	—	32,583,247
Direxion Daily Financial Bear 3X Shares	76,872,389	—	76,872,389
Direxion Daily Healthcare Bull 3X Shares	995,490	—	995,490
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1,577,192	—	1,577,192
Direxion Daily MSCI Real Estate Bull 3X Shares	305,955	—	305,955
Direxion Daily MSCI Real Estate Bear 3X Shares	10,088,238	—	10,088,238
Direxion Daily Regional Banks Bull 3X Shares	159,935	—	159,935
Direxion Daily Retail Bull 3X Shares	44,495	—	44,495
Direxion Daily S&P 500® High Beta Bull 3X Shares	692,476	—	692,476
Direxion Daily S&P 500® High Beta Bear 3X Shares	6,246,325	—	6,246,325
Direxion Daily S&P Biotech Bull 3X Shares	26,297,698	—	26,297,698
Direxion Daily S&P Biotech Bear 3X Shares	25,853,229	—	25,853,229
Direxion Daily Semiconductor Bull 3X Shares	1,323,386	—	1,323,386
Direxion Daily Semiconductor Bear 3X Shares	52,435,810	—	52,435,810
Direxion Daily Technology Bear 3X Shares	19,534,230	—	19,534,230
Direxion Daily Transportation Bull 3X Shares	49,343	—	49,343
Direxion Daily Utilities Bull 3X Shares	1,359,513	—	1,359,513
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	1,251,076	1,251,076
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	1,756,991	1,756,991
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	17,300,509	17,300,509

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2020 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$(15,818,600)	$—	$(225,086)	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	(182,793,341)	—	(12,014,647)	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(208,186,189)	—	(274,758,641)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(269,491,539)	—	57,175,660	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	55,748,163	—	(182,641,437)	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(92,381,755)	—	9,604,628	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	8,583,096	—	(8,732,076)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	(7,988,228)	—	(4,082,501)	—
DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	$(15,062,934)	$—	$438,413	$—
Direxion Daily MSCI Developed Markets Bull 3X Shares	Swap Contracts	(8,026,277)	—	101,213	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	(84,335,064)	—	(496,061)	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	15,592,553	—	(5,885,880)	—
Direxion Daily MSCI India Bull 3X Shares	Swap Contracts	(45,083,182)	—	4,718,946	—
Direxion Daily MSCI Japan Bull 3X Shares	Swap Contracts	(3,944,656)	—	(1,224,890)	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	(4,071,478)	—	(2,551,948)	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	(3,793,604)	—	(1,794,007)	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	(36,382,742)	—	510,184	—
Direxion Daily Communication Services Index Bull 3X Shares	Swap Contracts	(925,829)	—	352,028	—
Direxion Daily Communication Services Index Bear 3X Shares	Swap Contracts	(128,030)	—	(138,767)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	(2,353,561)	—	1,240,192	—
Direxion Daily Consumer Discretionary Bear 3X Shares	Swap Contracts	(1,758,572)	—	(1,932,323)	—
Direxion Daily Consumer Staples Bull 3X Shares	Swap Contracts	(658,095)	—	(771,523)	—
Direxion Daily Consumer Staples Bear 3X Shares	Swap Contracts	(100,886)	—	(101,367)	—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	(794,060)	—	2,040,214	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(2,476,622)	—	(244,635)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	(358,188,544)	—	(288,718,679)	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(40,618,122)	—	(54,151,067)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	8,638,223	—	(2,000,729)	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	(25,451,056)	—	14,574,280	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	(1,835,337)	—	180,233	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	(25,034,799)	—	67,014	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	$(8,100,331)	$—	$(8,339,415)	$—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	1,198,530	—	2,325,454	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(23,809,041)	—	7,009,315	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(2,944,436)	—	732,732	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Swap Contracts	(2,832,249)	—	214,011	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	(1,756,457)	—	789,142	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(3,062,839)	—	(6,246,325)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	22,535,767	—	86,263,560	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	2,459,228	—	(27,504,182)	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	(173,168,615)	—	(12,199,404)	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(149,190,567)	—	1,250,492	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	(112,833,834)	—	38,918,427	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(40,718,562)	—	(9,643,620)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	(2,363,576)	—	283,051	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	(3,594,569)	—	(1,454,257)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	3,115,584	—	190,075
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(3,469,033)	—	1,198,242
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	67,556,713	—	18,090,520
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(88,983,348)	—	9,417,522

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

DIREXION SEMI-ANNUAL REPORT

For the period ended April 30, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$93,006,878	$—
Direxion Daily S&P 500® Bull 3X Shares	2,475,085,885	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,089,820,675
Direxion Daily Small Cap Bull 3X Shares	1,674,499,436	—
Direxion Daily Small Cap Bear 3X Shares	—	1,159,655,762
Direxion Daily FTSE China Bull 3X Shares	779,905,903	—
Direxion Daily FTSE China Bear 3X Shares	—	327,807,759
Direxion Daily FTSE Europe Bull 3X Shares	56,111,046	—
Direxion Daily Latin America Bull 3X Shares	21,625,466	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	34,260,591	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	420,173,027	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	190,544,346
Direxion Daily MSCI India Bull 3X Shares	165,895,433	—
Direxion Daily MSCI Japan Bull 3X Shares	24,371,604	—
Direxion Daily MSCI Mexico Bull 3X Shares	25,620,459	—
Direxion Daily MSCI South Korea Bull 3X Shares	55,971,230	—
Direxion Daily Aerospace & Defense Bull 3X Shares	154,618,898	—
Direxion Daily Communication Services Index Bull 3X Shares	8,063,312	—
Direxion Daily Communication Services Index Bear 3X Shares	—	1,735,753
Direxion Daily Consumer Discretionary Bull 3X Shares	15,193,080	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	6,542,656
Direxion Daily Consumer Staples Bull 3X Shares	15,286,064	—
Direxion Daily Consumer Staples Bear 3X Shares	—	2,152,235
Direxion Daily Dow Jones Internet Bull 3X Shares	14,904,634	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	4,604,309
Direxion Daily Financial Bull 3X Shares	2,902,349,091	—
Direxion Daily Financial Bear 3X Shares	—	648,666,980
Direxion Daily Healthcare Bull 3X Shares	338,068,566	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	216,619,817	—
Direxion Daily Industrials Bull 3X Shares	9,088,822	—
Direxion Daily MSCI Real Estate Bull 3X Shares	107,626,895	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	76,322,185
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	27,318,802	—
Direxion Daily Regional Banks Bull 3X Shares	68,351,321	—
Direxion Daily Retail Bull 3X Shares	24,416,740	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	46,922,117	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	20,326,694	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	22,145,724
Direxion Daily S&P Biotech Bull 3X Shares	1,033,858,749	—
Direxion Daily S&P Biotech Bear 3X Shares	—	321,694,610
Direxion Daily Semiconductor Bull 3X Shares	1,951,855,109	—
Direxion Daily Semiconductor Bear 3X Shares	—	631,570,408
Direxion Daily Technology Bull 3X Shares	2,477,179,639	—
Direxion Daily Technology Bear 3X Shares	—	147,491,801
Direxion Daily Transportation Bull 3X Shares	13,889,252	—
Direxion Daily Utilities Bull 3X Shares	31,329,215	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	49,430,365	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	28,284,778
Direxion Daily 20+ Year Treasury Bull 3X Shares	564,564,341	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	292,461,476

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

DIREXION SEMI-ANNUAL REPORT

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

DIREXION SEMI-ANNUAL REPORT

• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10. ADDITIONAL INFORMATION

On March 27, 2020 and April 23, 2020, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The

DIREXION SEMI-ANNUAL REPORT

reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Latin America Bull 3X Shares	3/27/2020	1	:20	$2.15	$43.00	1,819,092	90,955
Direxion Daily MSCI Mexico Bull 3X Shares	3/27/2020	1	:12	2.44	29.28	1,350,001	112,500
Direxion Daily Regional Banks Bull 3X Shares	4/23/2020	1	:10	4.94	49.40	5,650,000	565,000
Direxion Daily Retail Bull 3X Shares	4/23/2020	1	:10	7.36	73.60	1,050,012	105,001
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	4/23/2020	1	:10	6.07	60.70	2,650,001	265,000
Direxion Daily S&P 500® High Beta Bull 3X Shares	4/23/2020	1	:10	5.65	56.50	1,450,001	145,000
Direxion Daily Technology Bear 3X Shares	4/23/2020	1	:10	3.90	39.00	13,953,291	1,395,329
Direxion Daily 20+ Year Treasury Bear 3X Shares	4/23/2020	1	:10	4.84	48.40	17,249,789	1,724,979

11. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Fund's financial statements.

12. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 22, 2020, certain Funds declared income distributions with an ex-date of June 23, 2020 and payable date of June 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.01047
Direxion Daily S&P 500® Bull 3X Shares	0.04562
Direxion Daily Small Cap Bull 3X Shares	0.01099
Direxion Daily FTSE China Bull 3X Shares	0.02434
Direxion Daily Latin America Bull 3X Shares	0.29042
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.10731
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.01875
Direxion Daily MSCI Japan Bull 3X Shares	0.08042
Direxion Daily MSCI Mexico Bull 3X Shares	0.02734
Direxion Daily Aerospace & Defense Bull 3X Shares	0.00021
Direxion Daily Consumer Staples Bull 3X Shares	0.05325
Direxion Daily Financial Bull 3X Shares	0.03642

DIREXION SEMI-ANNUAL REPORT

Funds	Per Share Income Distribution
Direxion Daily Healthcare Bull 3X Shares	$0.01627
Direxion Daily Industrials Bull 3X Shares	0.00415
Direxion Daily MSCI Real Estate Bull 3X Shares	0.01973
Direxion Daily Regional Banks Bull 3X Shares	0.17073
Direxion Daily Semiconductor Bull 3X Shares	0.09427
Direxion Daily Transportation Bull 3X Shares	0.00335
Direxion Daily Utilities Bull 3X Shares	0.06470

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	130	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	130	None.
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	130	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	130	None.
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	130	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	130	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management ("Rafferty") and the Trust, on behalf of the Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, and the Direxion Daily Dow Jones Internet Bear 3X Shares at its May 23, 2019 meeting, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board considered the best interests of each Fund separately. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of Rafferty. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty, the net expense ratio and break-even analysis with respect to each Fund, the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables investors to share in the benefits of economies of scale; and other benefits received by Rafferty from its relationship with the Funds. The Board recognized that the evaluation process with respect to Rafferty was an ongoing one and, in this regard, the Board considered information provide by Rafferty at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided by Rafferty under the Agreement. Based on written materials received, a presentation from senior representatives of Rafferty and a discussion with Rafferty about its personnel, operations and financial condition, the Board considered the quality of the services provided by Rafferty under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Rafferty with principal responsibility for the Funds, as well as the capacity and integrity of Rafferty's senior management and staff. The Board noted that Rafferty has provided services to the Trust since its inception date and has developed an expertise in managing funds with leveraged investment strategies similar to the Funds. The Board considered that Rafferty has the financial resources and appropriate staffing to manage the Funds and to meet its fee waiver and expense obligations to the Funds. The Board considered that Rafferty will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and will provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to Rafferty by the Funds in light of the investment advisory services to be provided by Rafferty. The Board considered the fees to be paid to Rafferty on an annual basis, including pursuant to contractual fee waivers and expense reimbursement arrangements. The Board considered that the proposed advisory fee rates and net expense ratios for the Funds were similar to those of comparable exchange-traded funds and the same as those of other similarly leveraged series of the Trust. The Board also considered that Rafferty agreed to limit the total expenses for each Fund via contractual fee waivers and/or expense limitation agreements.

The Board further considered the overall profitability of Rafferty's investment business and, because the Funds had not commenced operations and Rafferty did not have any prior profit data related to the Funds, the Board considered the break-even analysis provided by Rafferty for each Fund and noted that, as new series of the Trust, it was unclear whether any Fund would reach break-even or be profitable to Rafferty. The Board considered the significant drivers of cost for Rafferty including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the Agreement.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits.  The Board considered Rafferty's representation that its relationship with the Funds may enable it to attract business to the other series of the Trust and other funds managed by Rafferty. The Board also considered that Rafferty's relationship with brokerage firms may be enhanced by its management of the Funds. The Board also considered the services to be provided by Rafferty and result in Rafferty's clients receiving better execution and the anticipated fees to be paid to Rafferty related to the Management Services Agreement for the Funds.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from Rafferty, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 26, 2019 to review the liquidity risk management program (the "Liquidity Program"). The Board has appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from December 1, 2018 through October 31, 2019. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION SEMI-ANNUAL REPORT

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

SEMI–ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.),
28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling (800) 851-0511 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

    www.portfolioplusetfs.com

STRATEGIC WEIGHT ETFS

Direxion All Cap Insider Sentiment Shares

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion Flight to Safety Strategy ETF (Consolidated)

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion S&P 500® High minus Low Quality ETF

Direxion Zacks MLP High Income Index Shares

RELATIVE WEIGHT ETFS

Direxion FTSE Russell International Over US ETF

Direxion FTSE Russell US Over International ETF

Direxion MSCI Developed Over Emerging Markets ETF

Direxion MSCI Emerging Over Developed Markets ETF

Direxion MSCI USA Cyclicals Over Defensives ETF

Direxion MSCI USA Defensives Over Cyclicals ETF

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

Direxion Russell Large Over Small Cap ETF

Direxion Russell Small Over Large Cap ETF

PORTFOLIOPLUS ETFS

PortfolioPlus Developed Markets ETF

PortfolioPlus Emerging Markets ETF

PortfolioPlus S&P 500® ETF

PortfolioPlus S&P® Mid Cap ETF

PortfolioPlus S&P® Small Cap ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders	4
Expense Example	14
Allocation of Portfolio Holdings	16
Schedules of Investments	17
Statements of Assets and Liabilities	53
Statements of Operations	59
Statements of Changes in Net Assets	65
Financial Highlights	76
Notes to the Financial Statements	79
Supplemental Information	102
Trustees and Officers	103
Board Review of Investment Advisory Agreement	106
Board Review of Liquidity Risk Management Program	108

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2019 to April 30, 2020 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began amidst the enduring backdrop of U.S. and China trade negotiations. News of a phase one trade deal was enough to boost the S&P 500 Index to record levels in the U.S., while emerging markets benefitted from a weaker U.S. Dollar and global central bank easing. As U.S. equity markets began to emerge from a relatively sideways trend that had persisted since mid-summer 2019, Asian and emerging equity markets both benefitted from the reduced geo-political tensions. The formal announcement of a Phase One Trade Agreement in December served to further bolster gains, both at home and abroad, through year-end. The advent of 2020 saw Coronavirus added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak of Coronavirus, as they traded down in January, while domestic equities traded relatively flat for the month. During a period where U.S. economic growth was on stable footing, and with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 Index closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp what began as a localized epidemic in China, could turn into a global pandemic that may produce economic shock around the world. U.S. equities responded by trading into correction territory with record speed off the recent highs. By the end of February, comparisons to 2008 were abundant as equity indexes posted their largest weekly losses since the financial crisis. In an effort to bolster the market, the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses and markets that were selling off sharply. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as social distancing and working from home became the norm, equities began to rebound on hopes of the economy reopening, with signs that lockdowns would soon be ending in some parts of Europe, as well as some states in the U.S..

Fixed income markets began with trade rhetoric and Federal Reserve policy looming in the background. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. At the start of the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action. Due to the evolving risks around the COVID-19 pandemic, the Federal Reserve issued two emergency rate cuts in the month of March. The first cut lowered rates 50 bps in preparation for the supply chain shocks overseas. The succeeding 100 bps cut in mid-March was seen as the Federal Reserve's attempt to assist the economy in combatting a recession, as the reality of the virus breached borders. As the Federal Reserve became increasingly accommodative, bull steepening of the yield curve resulted, and investors continued piling into treasuries as the global economic outlook and corporate earnings started to look grim. After pandemic and market correction concerns sent yields plummeting towards the zero bound range, the curve eventually started to flatten out at end of the Semi-Annual Period.

Factors Affecting Thematic Weight ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

DIREXION SEMI-ANNUAL REPORT
4

Thematic Weight ETFs Performance Review:

The following discussion relates to the performance of the Thematic Weight ETFs for the Semi-Annual Period. The performance of the ETFs for the Semi-Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

Non-Leveraged ETFs

The Direxion All Cap Insider Sentiment Shares sought investment results, before fees and expenses, that tracked the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index, from November 1, 2019 through February 29, 2019. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index composed of 100 of the top publicly-traded companies selected by Sabrient. The index attempts to reflect positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the stated period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned -9.20%, while the Direxion All Cap Insider Sentiment Shares returned -9.51%.

Beginning March 1, 2020, the Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, that track the S&P Composite 1500® Executive Activity & Analyst Estimate Index. The S&P Composite 1500® Executive Activity & Analyst Estimate Index is designed to identify securities that receive favorable analyst ratings and are being acquired by company insiders, such as top management, directors, and large institutional holders. S&P Dow Jones Indices starts with the universe of securities in the S&P Composite 1500® Index and selects constituents based on the following criteria: (1) positive earnings per share ("EPS") estimates from analysts for the current fiscal year; (2) the percentage of upward revisions by analysts of EPS estimates; (3) the percentage change in the EPS as of the prior month end; (4) the percentage of insiders that have increased their holdings in the past month; and (5) the absolute change in insider holdings as of the prior month end. A security's rank in the Index is calculated as a simple average of each of its above five rankings. The Index selects the top 100 securities by rank and weights them based on float-adjusted market capitalization subject to certain sector and security constraints. In addition, each security weight is capped at 5% with a minimum security weight of 0.05%. The Index is reconstituted and rebalanced monthly. For the stated period, the S&P Composite 1500® Executive Activity & Analyst Estimate Index returned -6.69%, while the Direxion All Cap Insider Sentiment Shares returned -6.72%.

The Direxion All Cap Insider Sentiment Shares began the Semi-Annual Period with large allocations to financial and consumer cyclical stocks. While benefitting from positive performance out of the financial sector, relative underweight exposure to the technology sector held back fund performance a bit, as those stocks were the chief beneficiaries of positive trade headlines with China. Weightings continued to skew heavily to financials into the New Year, as banks underperformed somewhat when compared to the red hot tech sector, as well as communications services stocks. As the market peaked in mid-February, the fund was hurt by its exposure to energy stocks, which traded down heavily on an oil price war. The advent of the Coronavirus pandemic brought about a broad equity market selloff beginning in the second half of February. At that time no equity sector was safe, but the fund had shifted its holdings to a heavier allocation in technology sector stocks compared to previous months, which proved to be beneficial, as tech stocks were not hit as hard as financial stocks during this period. As stocks began to rally a bit in the second half of March, due to efforts by the Federal Reserve and US Senate, the fund benefitted from the move into technology stocks, as well as a recovery in the energy sector. April saw continued gains off the lows, as the fund shifted further into tech stocks, which now stood at roughly equal weighting with financial sectors stocks.

The Direxion Flight to Safety Strategy ETF seeks to provide total returns that exceed the total return of the Solactive Flight to Safety Index over a complete market cycle. The Solactive Flight to Safety Index measures the performance of a volatility-weighted basket of gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. The Index rebalances on a quarterly basis such that the weight of each component (U.S. treasury bonds, utility stocks, and gold) will be based on the contribution of the volatility of each component to the overall Index. The least volatile component of the Index, based on each component's trailing 5 year volatility measure, will receive the largest weighting. The gold component will be limited to 22.5% of the Index and its volatility will be based on the volatility of the spot price of gold. Since the Fund's inception on February 5, 2020, the Solactive Flight to Safety Index returned 3.87%, while the Direxion Flight to Safety Strategy ETF returned 3.34%.

DIREXION SEMI-ANNUAL REPORT
5

Since inception on February 5, 2020, the Direxion Flight to Safety Strategy ETF's majority holdings were in fixed income, with the remaining allocation to gold and utility-related investment vehicles. All were a huge catalyst for the performance, which could further be attributed to the bearish equity markets due to the COVID-19 pandemic, as investors continued to enter into safe haven asset classes.

The Direxion MSCI USA ESG – Leaders vs. Laggards ETF seeks investment results, before fees and expenses, that track the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index. MSCI USA ESG Universal Top – Bottom 150/50 Return Spread Index seeks to provide long exposure to companies with high environmental, social, and governance ratings and trend relative to their sector peers and short exposure to companies with low ESG performance relative to their sector peers as determined by MSCI. To this end, the Index consists of a portfolio that has 150% long exposure to the MSCI USA ESG Universal Top 100 5% Issuer Capped Index (the "Long Component") and 50% short (or inverse) exposure to the MSCI USA ESG Universal Bottom 100 5% Issuer Capped Index (the "Short Component"). The Index, and both the Long and Short Components are reviewed, reconstituted, and rebalanced on a quarterly basis. Since the Fund's inception on February 5, 2020, the MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index returned -4.85%, while the Direxion MSCI USA ESG – Leaders vs. Laggards ETF returned -4.85%.

Since inception on February 5, 2020, the Direxion MSCI USA ESG – Leaders vs. Laggards ETF drop in performance was less than the broader market, as measured by the S&P 500 Index. Due to the fund's overweight toward companies with high ESG-ratings, its holdings tend to have less exposure to energy stocks, which was a big help during the first quarter when oil prices plunged. The fund also limits exposure to heavy polluting companies, such as transportation and airline stocks, which were two of the most affected by the COVID-19 upheaval. Moreover, ESG companies run sustainable operations by saving energy, using less raw materials, and managing resources, which allows them to control costs and maintain margins, helping them endure the crisis much better than companies that do not practice sustainability. Since the fund ultimately aims to incorporate a robust approach to ESG-investing, these positive attributes helps explains why it fared better versus the broad market.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Semi-Annual Period, the NASDAQ-100® Equal Weighted Index returned 3.08%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 2.87%.

The Direxion NASDAQ-100® Equal Weighted Index Shares underperformance, when compared to the NASDAQ-100®, can be attributed to the performance of various securities such as AMZN (39.25%), MSFT (25.77%) and AAPL (18.74%). All have roughly a 1% weight in the fund, while accounting for over 33% of the NASDAQ-100®. The strongest returns for the fund came at the end of the Semi-Annual Period, as performance was backed by an increasingly positive economic sentiment, as fears from the Coronavirus began to taper.

The Direxion S&P 500® High minus Low Quality ETF seeks investment results, before fees and expenses, that track the S&P 500® 150/50 Quality 0.30% Decrement Index. The S&P 500® 150/50 Quality 0.30% Decrement Index seeks to measure the performance of a portfolio of long positions in high quality stocks and short positions in low quality stocks, as determined by S&P Dow Jones Indices, LLC. To this end, the Index consists of a portfolio that has 150% long exposure to the S&P 500® Quality Index (the "Long Component") and 50% short (or inverse) exposure to the S&P 500® Quality – Lowest Quintile Index (the "Short Component"). The Long Component is comprised of stocks selected from the S&P 500® based on their quality score as defined by the Index Provider. The Short Component is comprised of stocks selected from the S&P 500® with the lowest quality scores. Since the Fund's inception on February 5, 2020, the S&P 500® 150/50 Quality 0.30% Decrement Index returned -4.85%, while the Direxion S&P 500® High minus Low Quality ETF returned -4.92%.

DIREXION SEMI-ANNUAL REPORT
6

Since inception on February 5, 2020, the Direxion S&P 500® High minus Low Quality ETF's three largest holdings were AAPL, V and JNJ, making up 16.68% of the fund. Due to this, and despite launching during the peak of the Coronavirus outbreak, the fund was able to outperform the S&P 500 through the end of the Semi-Annual Period.

The Direxion Zacks MLP High Income Index Shares seeks investment results, before fees and expenses, that track the price and yield performance of the Zacks MLP High Income Index. The Zacks MLP High Income Index is comprised of 25 securities selected from a universe of Master Limited Partnerships (MLP) listed on U.S. exchanges utilizing a methodology proprietary to Zacks. The objective of the index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices. For the Semi-Annual Period, the Zacks MLP High Income Index returned -38.09%, while the Direxion Zacks MLP High Income Index Shares returned -37.79%.

Throughout the Semi-Annual Period, the Direxion Zacks MLP High Income Index Shares struggled along with the larger MLP space, primarily due to the historic collapse in crude oil. Crude oil fell 34.92% from the highs on January 7 through March 6. Due to the COVID-19 pandemic, crude fell another 60.55% through April 20, the biggest drop since the 2008 financial crisis. The WTI crude oil futures contract price at one point reached $-37.63 a barrel, caused by an unprecedented drop in demand for oil and uncertainty in the global economic health. Since the last rebalance on February 4, 2020, the Fund was heavily invested in midstream and downstream names with Hess Midstream LP (HESM) being the only upstream holding.

Actively Managed ETF

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Semi-Annual Period, the Auspice Broad Commodity Index returned -9.91%, while the Direxion Auspice Broad Commodity Strategy ETF returned -8.90%.

The Direxion Auspice Broad Commodity Strategy ETF began the Semi-Annual Period long gold, silver and wheat, before also going long sugar in December. The fund also entered a long position in copper in the first half of December, leaving it diversified among metals, grains and softs, with the notable exception being a lack of exposure to any of the four possible energy contracts. After going long cotton in mid-December, the fund saw its first exposure to energy in the form on RBOB gasoline in late December, and ended up trading slightly positive for the last two months of 2019. Late January saw the fund long 9 of 12 possible contracts, the highest number of long positions it would see during the Semi-Annual Period. Subsequently, the term Coronavirus would enter the national diction. With economies going into lockdown, people were driving less, flying less and generally putting less demand on commodities, particularly those in the energy sector, but also industrial metals such as copper. By the end of February the fund had no exposure to energy, having sold out of crude and RBOB gasoline earlier in the month, and sold out of cotton on the final day of the month. As the broader equity markets were selling off precipitously in March, the fund exited all exposures prior to month end. The fund ended the Semi-Annual Period adding gold back to the portfolio, as the metals sector seemed to find a bottom in the first part of April, but ultimately consolidated in the latter half.

Relative Weight ETFs

The Direxion FTSE Russell International Over US ETF seeks investment results, before fees and expenses, that track the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index. The FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the FTSE All-World ex US Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently

DIREXION SEMI-ANNUAL REPORT
7

express an international over domestic investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index returned -17.95%, while the Direxion FTSE Russell International Over US ETF returned -19.16%.

The Direxion FTSE Russell US Over International ETF seeks investment results, before fees and expenses, that track the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index. The Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the FTSE All-World ex US Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a domestic over international investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000/FTSE All-World ex US 150/50 Net Spread Index returned 1.27%, while the Direxion FTSE Russell US Over International ETF returned 1.48%.

The Direxion MSCI Developed Over Emerging Markets ETF seeks investment results, before fees and expenses, that track the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index. The MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the "Long Component") and 50% short exposure to the MSCI Emerging Markets IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index returned -16.07%, while the Direxion MSCI Developed Over Emerging Markets ETF returned -16.57%.

The Direxion MSCI Emerging Over Developed Markets ETF seeks investment results, before fees and expenses, that track the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index. The MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI Emerging Markets IMI Index (the "Long Component") and 50% short exposure to the MSCI EAFE IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express an emerging over developed investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index returned -10.03%, while the Direxion MSCI Emerging Over Developed Markets ETF returned -12.02%.

The Direxion MSCI USA Cyclicals Over Defensives ETF seeks investment results, before fees and expenses, that track the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index. The MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Cyclical Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Defensive Sectors Index (the "Short Component").On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a cyclicals over defensives investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index returned -3.41%, while the Direxion MSCI Cyclicals Over Defensives ETF returned -3.56%.

The Direxion MSCI USA Defensives Over Cyclicals ETF seeks investment results, before fees and expenses, that track the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index. The MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Defensive Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Cyclical Sectors Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component

DIREXION SEMI-ANNUAL REPORT
8

is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a defensives over cyclicals investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index returned -2.93%, while the Direxion MSCI Defensives Over Cyclicals ETF returned -2.98%

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 16.96%, while the Direxion Russell 1000® Growth Over Value ETF returned 16.52%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000® Value/Growth 150/50 Net Spread Index returned -22.57%, while the Direxion Russell 1000® Value Over Growth ETF returned -22.83%.

The Direxion Russell Large Over Small Cap ETF seeks investment results, before fees and expenses, that track the Russell 1000®/Russell 2000® 150/50 Net Spread Index. The Russell 1000®/Russell 2000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the Russell 2000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a large-capitalization over small-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 1000®/Russell 2000® 150/50 Net Spread Index returned 2.43%, while the Direxion Russell Large Over Small Cap ETF returned 2.17%.

The Direxion Russell Small Over Large Cap ETF seeks investment results, before fees and expenses, that track the Russell 2000®/Russell 1000® 150/50 Net Spread Index. The Russell 2000®/Russell 1000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 2000® Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a small-capitalization over large-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. For the Semi-Annual Period, the Russell 2000®/Russell 1000® 150/50 Net Spread Index returned -21.35%, while the Direxion Russell Small Over Large Cap ETF returned -21.47%.

PortfolioPlus ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 135% of the performance of a particular benchmark. The ETFs attempt to provide investment results that correlate to 135% of the return of a benchmark, meaning the ETFs attempt to move in the same direction as the benchmark.

DIREXION SEMI-ANNUAL REPORT
9

These leveraged ETFs seek returns that are 135% of the return of their respective benchmark index for a single day and should not be expected to provide 1.35 times the return of its benchmark's cumulative return for periods greater than one day. The performance of the ETFs over longer periods may not correlate to the benchmarks performance. Each Fund is intended to be used by investors who intend to monitor their portfolios.

In seeking to achieve each ETF's daily investment results, Direxion Advisors, LLC (the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically "leveraged" investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, the Adviser maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting PortfolioPlus ETFs Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results of 135% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, an ETF incurs a cost of LIBOR plus or minus a spread. LIBOR may create a drag on an ETF's performance, so if interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

DIREXION SEMI-ANNUAL REPORT
10

Optimized Baskets – Each ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends – Equity ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities.

PortfolioPlus ETFs Performance Review:

The PortfolioPlus Developed Markets ETF seeks to provide 135% of the daily return of the FTSE Developed All Cap ex U.S. Index. The FTSE Developed All Cap ex US Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. For the Semi-Annual Period, the FTSE Developed All Cap ex U.S. Index returned -14.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Developed Markets ETF returned -21.16% for the same period, while the model indicated an expected return of -20.74%.

The PortfolioPlus Emerging Markets ETF seeks to provide 135% of the daily return of the FTSE Emerging Index. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the Semi-Annual Period, the FTSE Emerging Index returned -13.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Emerging Markets ETF returned -20.35% for the same period, while the model indicated an expected return of -20.02%.

The PortfolioPlus S&P 500® ETF seeks to provide 135% of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned -3.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P 500® ETF returned -7.00%, while the model indicated an expected return of -6.41%.

The PortfolioPlus S&P® Mid Cap ETF seeks to provide 135% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the U.S. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. For the Semi-Annual Period, the S&P Mid Cap 400® Index returned -15.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Mid Cap ETF returned -22.66% for the same period, while the model indicated an expected return of -22.15%.

The PortfolioPlus S&P® Small Cap ETF seeks to provide 135% of the daily return of the S&P Small Cap 600® Index. The S&P Small Cap 600® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 600 small-capitalization companies in the U.S. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. For the Semi-Annual Period, the S&P Small Cap 600® Index returned -19.42%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Small Cap ETF returned -27.99%, while the model indicated an expected return of -27.71%.

DIREXION SEMI-ANNUAL REPORT
11

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

With regard to PortfolioPlus ETFs as long term investment tools, compounding affects all investments, but has more impact on leveraged funds, particularly during periods of higher index volatility and longer holding periods. Due to periods of negative compounding caused by index volatility, a fund's return may be negative in the same period that its index's return is flat or positive.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a

DIREXION SEMI-ANNUAL REPORT
12

physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

The views of this letter were those of the Adviser as of April 30, 2020 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
13

Expense Example (Unaudited)

April 30, 2020

As a shareholder of the Thematic Weight and PortfolioPlus Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2019 to April 30, 2020).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2019 to April 30, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period November 1, 2019 to April 30, 2020*
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.59%	$1,000.00	$844.10	$2.71
Based on hypothetical 5% return	0.59%	1,000.00	1,021.93	2.97
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	1,000.00	911.00	3.33
Based on hypothetical 5% return	0.70%	1,000.00	1,021.38	3.52
Direxion Flight to Safety Strategy ETF (Consolidated)[1]
Based on actual fund return	0.30%	1,000.00	1,033.40	0.72
Based on hypothetical 5% return	0.30%	1,000.00	1,011.04	0.71
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]
Based on actual fund return	0.40%	1,000.00	951.50	0.92
Based on hypothetical 5% return	0.40%	1,000.00	1,010.81	0.94
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,028.70	1.77
Based on hypothetical 5% return	0.35%	1,000.00	1,023.12	1.76

DIREXION SEMI-ANNUAL REPORT
14

Expense Example (Unaudited)

April 30, 2020

	Annualized Expense Ratio	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period November 1, 2019 to April 30, 2020*
Direxion S&P 500® High minus Low Quality ETF[1]
Based on actual fund return	0.35%	$1,000.00	$950.80	$0.80
Based on hypothetical 5% return	0.35%	1,000.00	1,010.93	0.83
Direxion Zacks MLP High Income Index Shares
Based on actual fund return	0.65%	1,000.00	622.10	2.62
Based on hypothetical 5% return	0.65%	1,000.00	1,021.63	3.27
Direxion FTSE Russell International Over US ETF
Based on actual fund return	0.45%	1,000.00	808.40	2.02
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
Direxion FTSE Russell US Over International ETF
Based on actual fund return	0.48%	1,000.00	1,014.80	2.40
Based on hypothetical 5% return	0.48%	1,000.00	1,022.48	2.41
Direxion MSCI Developed Over Emerging Markets ETF
Based on actual fund return	0.49%	1,000.00	834.30	2.23
Based on hypothetical 5% return	0.49%	1,000.00	1,022.43	2.46
Direxion MSCI Emerging Over Developed Markets ETF
Based on actual fund return	0.45%	1,000.00	879.80	2.10
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
Direxion MSCI USA Cyclicals Over Defensives ETF
Based on actual fund return	0.49%	1,000.00	964.40	2.39
Based on hypothetical 5% return	0.49%	1,000.00	1,022.43	2.46
Direxion MSCI USA Defensives Over Cyclicals ETF
Based on actual fund return	0.47%	1,000.00	970.20	2.30
Based on hypothetical 5% return	0.47%	1,000.00	1,022.53	2.36
Direxion Russell 1000® Growth Over Value ETF
Based on actual fund return	0.48%	1,000.00	1,165.20	2.58
Based on hypothetical 5% return	0.48%	1,000.00	1,022.48	2.41
Direxion Russell 1000® Value Over Growth ETF
Based on actual fund return	0.47%	1,000.00	771.70	2.07
Based on hypothetical 5% return	0.47%	1,000.00	1,022.53	2.36
Direxion Russell Large Over Small Cap ETF
Based on actual fund return	0.50%	1,000.00	1,021.70	2.51
Based on hypothetical 5% return	0.50%	1,000.00	1,022.38	2.51
Direxion Russell Small Over Large Cap ETF
Based on actual fund return	0.45%	1,000.00	785.30	2.00
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
PortfolioPlus Developed Markets ETF
Based on actual fund return	0.46%	1,000.00	788.40	2.05
Based on hypothetical 5% return	0.46%	1,000.00	1,022.58	2.31
PortfolioPlus Emerging Markets ETF
Based on actual fund return	0.45%	1,000.00	796.50	2.01
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
PortfolioPlus S&P 500® ETF
Based on actual fund return	0.34%	1,000.00	930.00	1.63
Based on hypothetical 5% return	0.34%	1,000.00	1,023.17	1.71
PortfolioPlus S&P® Mid Cap ETF
Based on actual fund return	0.38%	1,000.00	773.40	1.68
Based on hypothetical 5% return	0.38%	1,000.00	1,022.97	1.91
PortfolioPlus S&P® Small Cap ETF
Based on actual fund return	0.35%	1,000.00	720.10	1.50
Based on hypothetical 5% return	0.35%	1,000.00	1,023.12	1.76

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2019 to April 30, 2020), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from February 5, 2020 (commencement of operations) to April 30, 2020, multiplied by 86 days (the number of days since commencement of operations to April 30, 2020), then divided by 366.

DIREXION SEMI-ANNUAL REPORT
15

Allocation of Portfolio Holdings (Unaudited)

April 30, 2020

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Futures		Swaps	Total
Direxion All Cap Insider Sentiment Shares	1%	99%	—	—	—		—	100%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	100%	—	—	—	0	%**	—	100%
Direxion Flight to Safety Strategy ETF (Consolidated)	5%	29%	—	66%	0	%**	—	100%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	4%	92%	—	—	—		4%	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—	—	—		—	100%
Direxion S&P 500® High minus Low Quality ETF	13%	96%	—	—	—		(9)%	100%
Direxion Zacks MLP High Income Index Shares	2%	—	98%	—	—		—	100%
Direxion FTSE Russell International Over US ETF	12%	—	—	95%	—		(7)%	100%
Direxion FTSE Russell US Over International ETF	13%	—	—	95%	—		(8)%	100%
Direxion MSCI Developed Over Emerging Markets ETF	19%	—	—	95%	—		(14)%	100%
Direxion MSCI Emerging Over Developed Markets ETF	17%	—	—	95%	—		(12)%	100%
Direxion MSCI USA Cyclicals Over Defensives ETF	7%	96%	—	—	—		(3)%	100%
Direxion MSCI USA Defensives Over Cyclicals ETF	16%	95%	—	—	—		(11)%	100%
Direxion Russell 1000® Growth Over Value ETF	10%	—	—	96%	—		(6)%	100%
Direxion Russell 1000® Value Over Growth ETF	15%	—	—	99%	—		(14)%	100%
Direxion Russell Large Over Small Cap ETF	16%	—	—	95%	—		(11)%	100%
Direxion Russell Small Over Large Cap ETF	17%	—	—	95%	—		(12)%	100%
PortfolioPlus Developed Markets ETF	1%	—	—	98%	—		1%	100%
PortfolioPlus Emerging Markets ETF	4%	—	—	97%	—		(1)%	100%
PortfolioPlus S&P 500® ETF	(1)%	—	—	100%	—		1%	100%
PortfolioPlus S&P® Mid Cap ETF	2%	—	—	96%	—		2%	100%
PortfolioPlus S&P® Small Cap ETF	0%**	—	—	98%	—		2%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
16

Direxion All Cap Insider Sentiment Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 99.3%
Accommodation - 0.1%
7,478	Summit Hotel Properties, Inc.	$45,317
Administrative and Support Services - 0.6%
2,378	Cardtronics PLC (a)	54,456
2,298	ManTech International Corp.	171,339
3,271	PRA Group, Inc. (a)	90,738
1,087	TTEC Holdings, Inc.	42,371
		358,904
Air Transportation - 0.1%
1,971	Atlas Air Worldwide Holdings, Inc. (a)	64,747
Ambulatory Health Care Services - 2.4%
12,860	DaVita, Inc. (a)	1,016,069
2,644	LHC Group, Inc. (a)	343,693
		1,359,762
Broadcasting (except Internet) - 4.5%
1,333	Cable One, Inc.	2,549,842
Chemical Manufacturing - 16.4%
46,479	Bristol-Myers Squibb Co.	2,826,388
14,955	Clorox Co.	2,788,210
30,854	Incyte Corp. (a)	3,013,202
2,751	Kraton Performance Polymers, Inc. (a)	42,943
2,454	Lantheus Holdings, Inc. (a)	32,025
1,153	Ligand Pharmaceuticals, Inc. (a)(b)	113,651
3,976	United Therapeutics Corp. (a)	435,610
909	USANA Health Sciences, Inc. (a)	81,101
		9,333,130
Computer and Electronic Product Manufacturing - 8.7%
1,930	DSP Group, Inc. (a)	33,293
45,904	Intel Corp.	2,753,322
863	Universal Electronics, Inc. (a)	35,625
45,538	Western Digital Corp.	2,098,391
3,516	Xperi Corp.	53,724
		4,974,355
Credit Intermediation and Related Activities - 0.6%
1,819	Encore Capital Group, Inc. (a)	47,258
29,719	New York Community Bancorp, Inc.	322,748
		370,006
Data Processing, Hosting and Related Services - 0.5%
2,855	Blucora, Inc. (a)	40,170
6,329	CoreLogic, Inc.	243,160
		283,330
Educational Services - 0.1%
5,774	Perdoceo Education Corp. (a)	75,062
Fabricated Metal Product Manufacturing - 0.4%
6,650	Silgan Holdings, Inc.	229,425
Food and Beverage Stores - 0.4%
10,371	Sprouts Farmers Market, Inc. (a)	215,509
Food Manufacturing - 6.2%
5,057	B&G Foods, Inc. (b)	98,207
1,504	Sanderson Farms, Inc.	204,755
Shares		Fair Value
Food Manufacturing (continued)
99,100	The Kraft Heinz Co.	$3,005,703
4,796	TreeHouse Foods, Inc. (a)	248,097
		3,556,762
Food Services and Drinking Places - 0.1%
2,093	Chuy's Holding, Inc. (a)	35,079
Funds, Trusts, and Other Financial Vehicles - 0.1%
3,590	ARMOUR Residential REIT, Inc.	31,736
Heavy and Civil Engineering Construction - 0.3%
4,638	Mastec, Inc. (a)	166,504
1,119	MYR Group, Inc. (a)	33,570
		200,074
Hospitals - 0.3%
7,644	Tenet Healthcare Corp. (a)	154,256
Insurance Carriers and Related Activities - 6.8%
5,352	American Equity Investment Life Holding Co.	112,499
5,114	American Financial Group, Inc.	338,751
13,965	Arthur J. Gallagher & Co.	1,096,253
9,256	Molina Healthcare, Inc. (a)	1,517,706
2,851	Primerica, Inc.	296,248
3,324	RenaissanceRe Holdings Ltd.	485,337
3,189	United Insurance Holdings Corp.	27,266
		3,874,060
Leather and Allied Product Manufacturing - 0.7%
2,662	Deckers Outdoor Corp. (a)	395,999
Machinery Manufacturing - 0.3%
2,130	CONMED Corp.	157,428
Merchant Wholesalers, Durable Goods - 2.5%
2,803	Foundation Building Materials, Inc. (a)	32,795
2,543	GMS, Inc. (a)	46,741
5,781	Huntington Ingalls Industries, Inc.	1,106,541
2,377	InterDigital, Inc.	137,319
5,633	Sunrun, Inc. (a)	79,031
		1,402,427
Merchant Wholesalers, Nondurable Goods - 0.3%
3,283	United Natural Foods, Inc. (a)	34,931
5,177	World Fuel Services Corp.	129,425
		164,356
Miscellaneous Manufacturing - 1.3%
1,704	ICU Medical, Inc. (a)	373,704
2,736	Luminex Corp.	98,633
4,158	Merit Medical Systems, Inc. (a)	169,729
3,349	Scientific Games Corp. Class A (a)	42,231
3,914	Vista Outdoor, Inc. (a)	39,610
		723,907
Miscellaneous Store Retailers - 0.2%
43,679	Office Depot, Inc.	96,967
Nonstore Retailers - 5.7%
82,016	eBay, Inc.	3,266,697
Nursing and Residential Care Facilities - 0.3%
4,517	The Ensign Group, Inc.	168,981

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Oil and Gas Extraction - 0.1%
2,627	Renewable Energy Group, Inc. (a)	$65,176
Other Information Services - 0.5%
3,726	J2 Global, Inc.	300,465
Paper Manufacturing - 0.1%
1,346	Clearwater Paper Corp. (a)	32,223
Primary Metal Manufacturing - 0.3%
2,155	Gibraltar Industries, Inc. (a)	99,777
1,061	Kaiser Aluminum Corp.	76,636
		176,413
Professional, Scientific, and Technical Services - 7.7%
2,484	CACI International, Inc. Class A (a)	621,348
4,731	Exponent, Inc.	332,731
3,664	FTI Consulting, Inc. (a)	466,647
23,723	Leidos Holdings, Inc.	2,344,070
35,409	Nielsen Holdings PLC	521,575
2,699	Sykes Enterprises, Inc. (a)	77,272
		4,363,643
Publishing Industries (except Internet) - 5.9%
27,805	Akamai Technologies, Inc. (a)	2,716,827
5,441	Manhattan Associates, Inc. (a)	385,984
25,748	Tegna, Inc.	276,019
		3,378,830
Real Estate - 5.2%
7,240	CareTrust REIT, Inc.	119,315
8,901	Corporate Office Properties Trust	235,164
6,826	Essential Properties Realty Trust, Inc.	100,274
5,118	Jones Lang LaSalle, Inc.	540,359
5,341	Life Storage, Inc.	467,818
2,809	LTC Properties, Inc.	100,000
71,906	Medical Properties Trust, Inc.	1,232,469
21,219	New York Mortgage Trust, Inc.	46,257
6,599	PennyMac Mortgage Investment Trust	68,630
1,642	Walker & Dunlop, Inc.	63,102
		2,973,388
Rental and Leasing Services - 0.1%
2,058	Enova International, Inc. (a)	33,010
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 10.1%
14,959	CME Group, Inc.	2,665,843
31,724	IntercontinentalExchange, Inc.	2,837,712
4,720	Legg Mason, Inc.	235,198
		5,738,753
Specialty Trade Contractors - 0.6%
2,755	Comfort Systems USA, Inc.	91,742
2,717	TopBuild Corp. (a)	253,197
		344,939
Telecommunications - 0.4%
11,363	Telephone & Data Sys, Inc.	222,942
Shares		Fair Value
Transportation Equipment Manufacturing - 0.4%
1,424	AeroVironment, Inc. (a)	$85,810
2,781	Fox Factory Holding Corp. (a)	141,859
		227,669
Utilities - 8.0%
3,755	Black Hills Corp.	232,585
24,754	Eversource Energy	1,997,648
39,413	FirstEnergy Corp.	1,626,574
15,106	NRG Energy, Inc.	506,504
4,720	PNM Resources, Inc.	191,113
		4,554,424
	TOTAL COMMON STOCKS (Cost $56,239,866)	$56,499,993
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
120,472	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$120,472
	TOTAL SHORT TERM INVESTMENTS (Cost $120,472)	$120,472
	TOTAL INVESTMENTS (Cost $56,360,338) - 99.5%	$56,620,465
	Other Assets in Excess of Liabilities - 0.5%	288,656
	TOTAL NET ASSETS - 100.0%	$56,909,121

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion Auspice Broad Commodity Strategy ETF

Consolidated Schedule of Investments (Unaudited)

April 30, 2020

		Fair Value
No reportable investments.
	TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
	Other Assets in Excess of Liabilities - 100.0% (a)	34,160,763
	TOTAL NET ASSETS - 100.0%	$34,160,763

Percentages are stated as a percent of net assets.

(a)  $140,910 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2020

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), Net	Unrealized Appreciation
Gold	7/28/2020	14	$2,381,400	$(25,480)	$25,427

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion Flight to Safety Strategy ETF

Consolidated Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 28.8%
Utilities - 28.8%
2,559	Alliant Energy Corp.	$124,240
2,569	Ameren Corp.	186,895
5,185	American Electric Power Co., Inc.	430,925
1,895	American Water Works Co., Inc.	230,603
1,269	Atmos Energy Corp.	129,400
583	Avangrid, Inc.	25,069
5,249	CenterPoint Energy, Inc.	89,391
2,968	CMS Energy Corp.	169,443
3,486	Consolidated Edison, Inc.	274,697
8,680	Dominion Energy, Inc.	669,488
2,006	DTE Energy Co.	208,102
7,651	Duke Energy Corp.	647,734
3,765	Edison International	221,043
2,085	Entergy Corp.	199,138
2,386	Evergy, Inc.	139,414
3,392	Eversource Energy	273,734
10,171	Exelon Corp.	377,141
5,659	FirstEnergy Corp.	233,547
5,121	NextEra Energy, Inc.	1,183,566
3,909	NiSource, Inc.	98,155
1,178	Pinnacle West Capital Corp.	90,694
7,591	PPL Corp.	192,963
5,302	Public Service Enterprise Group, Inc.	268,864
2,957	Sempra Energy	366,225
11,001	Southern Co.	624,087
Shares		Fair Value
Utilities (continued)
2,179	UGI Corp.	$65,762
3,306	WEC Energy Group, Inc.	299,357
5,493	Xcel Energy, Inc.	349,135
	TOTAL COMMON STOCKS (Cost $9,611,963)	$8,168,812
INVESTMENT COMPANIES - 66.5%
81,051	iShares 20+ Year Treasury Bond ETF (a)	$13,514,444
330,600	iShares Gold Trust (a)	5,325,966
	TOTAL INVESTMENT COMPANIES (Cost $16,745,325)	$18,840,410
	TOTAL INVESTMENTS (Cost $26,357,288) - 95.3%	$27,009,222
	Other Assets in Excess of Liabilities - 4.7% (b)	1,338,593
	TOTAL NET ASSETS - 100.0%	$28,347,815

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  $80,520 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

April 30, 2020

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), Net	Unrealized Appreciation
Gold	7/28/2020	8	$1,355,360	$(15,360)	$22,130

All futures contracts held by Direxion FTS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 91.6%
Accommodation - 0.2%
170	Vail Resorts, Inc.	$29,070
Administrative and Support Services - 2.9%
907	Accenture PLC Class A ADR (Ireland)	167,967
227	FactSet Research System, Inc.	62,425
1,102	IHS Markit Ltd.	74,165
829	Iron Mountain, Inc.	20,045
336	Robert Half International, Inc.	15,883
		340,485
Ambulatory Health Care Services - 0.3%
354	Quest Diagnostics, Inc.	38,979
Apparel Manufacturing - 1.0%
1,520	Hanesbrands, Inc.	15,109
312	PVH Corp.	15,360
1,427	V F Corp.	82,908
		113,377
Beverage and Tobacco Product Manufacturing - 3.4%
4,351	Coca-Cola Co.	199,668
203	Molson Coors Brewing Co. Class B	8,325
1,491	PepsiCo, Inc.	197,244
		405,237
Building Material and Garden Equipment and Supplies Dealers - 4.7%
2,525	The Home Depot, Inc.	555,071
Chemical Manufacturing - 13.1%
2,903	Abbott Laboratories	267,337
2,428	AbbVie, Inc.	199,582
1,561	Amgen, Inc.	373,422
134	Clorox Co.	24,983
870	Colgate-Palmolive Co.	61,135
422	International Flavors & Fragrances, Inc.	55,295
366	Kimberly-Clark Corp.	50,684
2,666	Procter & Gamble Co.	314,241
675	Vertex Pharmaceuticals, Inc. (a)	169,560
194	West Pharmaceutical Services, Inc.	36,716
		1,552,955
Clothing and Clothing Accessories Stores - 0.5%
941	Gap, Inc.	7,641
454	Tiffany & Co.	57,431
		65,072
Computer and Electronic Product Manufacturing - 10.0%
813	Agilent Technologies, Inc.	62,325
1,027	Danaher Corp.	167,874
1,080	Ecolab, Inc.	208,980
225	IDEXX Laboratories, Inc. (a)	62,460
1,265	International Business Machines Corp.	158,833
268	Keysight Technologies, Inc. (a)	25,934
830	NVIDIA Corp.	242,592
1,335	Texas Instruments, Inc.	154,954
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
693	Trane Technologies PLC (Ireland)	$60,582
356	Trimble, Inc. (a)	12,328
169	Waters Corp. (a)	31,603
		1,188,465
Credit Intermediation and Related Activities - 5.2%
4,161	American Express Co.	379,691
1,204	Northern Trust Corp.	95,309
2,175	State Street Corp.	137,112
		612,112
Data Processing, Hosting and Related Services - 0.1%
1,386	Hewlett Packard Enterprise Co.	13,943
Electrical Equipment, Appliance, and Component Manufacturing - 0.5%
269	Allegion PLC ADR (Ireland)	27,045
478	TE Connectivity Ltd. (Switzerland)	35,114
		62,159
Electronics and Appliance Stores - 0.7%
997	Best Buy Co., Inc.	76,500
Fabricated Metal Product Manufacturing - 0.2%
879	Axalta Coating Systems Ltd. (a)	17,351
Food Manufacturing - 0.6%
151	Bunge Ltd.	5,990
177	Campbell Soup Co.	8,846
646	General Mills, Inc.	38,689
273	Kellogg Co.	17,882
		71,407
Insurance Carriers and Related Activities - 3.5%
416	Anthem, Inc.	116,784
3,019	Marsh & McLennan Companies, Inc.	293,839
		410,623
Machinery Manufacturing - 2.7%
1,319	Applied Materials, Inc.	65,528
1,513	Baker Hughes, a GE Co.	21,106
421	Cummins, Inc.	68,834
611	Ingersoll Rand, Inc. (a)	17,768
207	Lam Research Corp.	52,843
64	Mettler-Toledo International, Inc. (a)	46,076
989	TechnipFMC PLC	8,812
521	Xylem, Inc.	37,460
		318,427
Merchant Wholesalers, Durable Goods - 5.3%
1,663	3M Co.	252,643
386	Henry Schein, Inc. (a)	21,060
2,067	Honeywell International, Inc.	293,307
2,231	Johnson Controls International PLC ADR (Ireland)	64,945
		631,955
Merchant Wholesalers, Nondurable Goods - 1.1%
768	Cardinal Health, Inc.	38,001
581	Illinois Tool Works, Inc.	94,412
		132,413

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Miscellaneous Manufacturing - 2.3%
6,746	Amcor PLC (United Kingdom)	$60,511
548	Edwards Lifesciences Corp. (a)	119,190
546	Hasbro, Inc.	39,427
378	ResMed, Inc.	58,711
		277,839
Nonmetallic Mineral Product Manufacturing - 0.1%
315	Owens Corning	13,658
Nonstore Retailers - 0.3%
132	W.W. Grainger, Inc.	36,377
Other Information Services - 4.6%
199	Alphabet, Inc. Class A (a)	267,993
206	Alphabet, Inc. Class C (a)	277,824
		545,817
Petroleum and Coal Products Manufacturing - 3.0%
2,752	Chevron Corp.	253,184
2,555	ConocoPhillips	107,566
		360,750
Professional, Scientific, and Technical Services - 0.1%
117	VMware, Inc. (a)	15,388
Publishing Industries (except Internet) - 10.3%
691	Adobe Systems, Inc. (a)	244,365
314	Autodesk, Inc. (a)	58,759
401	Cadence Design Systems, Inc. (a)	32,533
372	Intuit, Inc.	100,369
3,289	Microsoft Corp.	589,422
1,190	Salesforce.com, Inc. (a)	192,721
		1,218,169
Rail Transportation - 0.3%
287	Kansas City Southern Railway Co.	37,468
Real Estate - 2.3%
918	CBRE Group, Inc. Class A (a)	39,410
1,428	Healthpeak Properties, Inc.	37,328
2,128	Prologis, Inc.	189,881
		266,619
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 6.7%
693	BlackRock, Inc.	347,913
3,323	Gilead Sciences, Inc.	279,132
1,398	T. Rowe Price Group, Inc.	161,651
		788,696
Support Activities for Mining - 0.3%
639	Hess Corp.	31,081
Shares		Fair Value
Support Activities for Transportation - 0.3%
493	Expeditors International of Washington, Inc.	$35,301
Telecommunications - 1.4%
246	Equinix, Inc.	166,099
Utilities - 3.6%
786	AES Corp.	10,415
336	CMS Energy Corp.	19,182
393	Consolidated Edison, Inc.	30,969
609	Dominion Energy, Inc.	46,972
383	Eversource Energy	30,908
1,150	Exelon Corp.	42,642
578	NextEra Energy, Inc.	133,587
1,241	Southern Co.	70,402
620	Xcel Energy, Inc.	39,407
		424,484
	TOTAL COMMON STOCKS (Cost $11,916,160)	$10,853,347
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
17,355	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$17,355
	TOTAL MONEY MARKET FUNDS (Cost $17,355)	$17,355
	TOTAL INVESTMENTS (Cost $11,933,515) - 91.7% (c)	$10,870,702
	Other Assets in Excess of Liabilities - 8.3%	977,032
	TOTAL NET ASSETS - 100.0%	$11,847,734

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,419,756.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion MSCI USA ESG – Leaders vs. Laggards ETF

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI USA ESG Select ETF	1.0508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	2,883	$6,911,716	$(597,069)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of iShares MSCI USA ESG Select ETF	UBS Securities LLC	12/11/2020	3,147	$6,361,316	$1,049,488

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 1.0%
24,194	Marriott International, Inc. Class A	$2,200,202
Administrative and Support Services - 4.0%
15,928	Automatic Data Processing, Inc.	2,336,478
1,528	Booking Holdings, Inc. (a)	2,262,311
31,027	Expedia, Inc.	2,202,297
89,609	Trip.com Group Ltd. ADR (China) (a)	2,308,328
		9,109,414
Air Transportation - 1.0%
74,416	United Continental Holdings, Inc. (a)	2,201,225
Apparel Manufacturing - 1.0%
9,993	Lululemon Athletica, Inc. (a)	2,233,236
Beverage and Tobacco Product Manufacturing - 2.0%
37,390	Monster Beverage Corp. (a)	2,311,076
17,416	PepsiCo, Inc.	2,303,962
		4,615,038
Broadcasting (except Internet) - 5.0%
4,693	Charter Communications, Inc. (a)	2,324,114
59,559	Comcast Corp. Class A	2,241,205
40,942	FOX Corp. Class A	1,059,170
41,547	FOX Corp. Class B	1,061,941
61,656	Liberty Global PLC Class A (United Kingdom) (a)(b)	1,197,359
64,505	Liberty Global PLC Class C (United Kingdom) (a)	1,181,087
392,248	Sirius XM Holdings, Inc. (b)	2,318,186
		11,383,062
Chemical Manufacturing - 9.1%
21,416	Alexion Pharmaceuticals, Inc. (a)	2,301,578
9,854	Amgen, Inc.	2,357,274
7,619	Biogen, Inc. (a)	2,261,548
24,524	BioMarin Pharmaceutical, Inc. (a)	2,256,699
7,316	Illumina, Inc. (a)	2,334,023
24,202	Incyte Corp. (a)	2,363,567
4,498	Regeneron Pharmaceuticals, Inc. (a)	2,365,408
16,814	Seattle Genetics, Inc. (a)	2,307,385
9,249	Vertex Pharmaceuticals, Inc. (a)	2,323,349
		20,870,831
Clothing and Clothing Accessories Stores - 1.0%
23,924	Ross Stores, Inc.	2,185,697
Computer and Electronic Product Manufacturing - 17.8%
43,277	Advanced Micro Devices, Inc. (a)	2,267,282
20,502	Analog Devices, Inc.	2,247,019
8,071	Apple, Inc.	2,371,260
8,415	Broadcom, Inc.	2,285,682
53,595	Cisco Systems, Inc.	2,271,356
8,520	IDEXX Laboratories, Inc. (a)	2,365,152
37,587	Intel Corp.	2,254,468
40,498	Maxim Integrated Products, Inc.	2,226,580
25,174	Microchip Technology, Inc.	2,208,515
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
46,648	Micron Technology, Inc. (a)	$2,233,973
51,761	NetApp, Inc.	2,265,579
7,781	NVIDIA Corp.	2,274,231
21,766	NXP Semiconductors NV	2,167,241
29,420	Qualcomm, Inc.	2,314,471
21,871	Skyworks Solutions, Inc.	2,271,960
19,459	Texas Instruments, Inc.	2,258,606
48,651	Western Digital Corp.	2,241,838
25,342	Xilinx, Inc.	2,214,891
		40,740,104
Data Processing, Hosting and Related Services - 2.0%
3,572	CoStar Group, Inc. (a)	2,315,585
22,174	Fiserv, Inc. (a)	2,285,252
		4,600,837
Food Manufacturing - 2.0%
45,493	Mondelez International, Inc.	2,340,160
76,054	The Kraft Heinz Co.	2,306,718
		4,646,878
Food Services and Drinking Places - 1.0%
30,210	Starbucks Corp.	2,318,013
General Merchandise Stores - 2.0%
7,565	Costco Wholesale Corp.	2,292,195
28,718	Dollar Tree, Inc. (a)	2,287,963
		4,580,158
Health and Personal Care Stores - 1.9%
10,266	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,237,167
51,209	Walgreens Boots Alliance, Inc.	2,216,837
		4,454,004
Machinery Manufacturing - 2.8%
42,754	Applied Materials, Inc.	2,124,019
7,650	ASML Holding NV ADR (Netherlands) (b)	2,206,489
8,297	Lam Research Corp.	2,118,058
		6,448,566
Merchant Wholesalers, Durable Goods - 2.9%
27,983	Copart, Inc. (a)	2,241,718
63,209	Fastenal Co.	2,289,430
13,210	KLA-Tencor Corp.	2,167,629
		6,698,777
Miscellaneous Manufacturing - 3.0%
10,532	Align Technology, Inc. (a)	2,262,800
6,727	DexCom, Inc. (a)	2,254,890
4,468	Intuitive Surgical, Inc. (a)	2,282,612
		6,800,302
Motion Picture and Sound Recording Industries - 2.1%
5,639	Netflix, Inc. (a)	2,367,534
19,166	Take-Two Interactive Software, Inc. (a)	2,320,044
		4,687,578
Motor Vehicle and Parts Dealers - 1.0%
5,939	O'Reilly Automotive, Inc. (a)	2,294,473

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Nonstore Retailers - 4.1%
978	Amazon.com, Inc. (a)	$2,419,572
59,495	eBay, Inc.	2,369,686
52,378	JD.com, Inc. ADR (China) (a)	2,257,492
3,855	MercadoLibre, Inc. (a)	2,249,431
		9,296,181
Other Information Services - 3.0%
865	Alphabet, Inc. Class A (a)	1,164,895
866	Alphabet, Inc. Class C (a)	1,167,940
23,306	Baidu, Inc. ADR China (a)	2,352,275
6,574	NetEase.com, Inc. ADR (China)	2,267,767
		6,952,877
Performing Arts, Spectator Sports, and Related Industries - 2.0%
35,855	Activision Blizzard, Inc.	2,285,039
20,587	Electronic Arts, Inc. (a)	2,352,271
		4,637,310
Personal and Laundry Services - 1.0%
10,058	Cintas Corp.	2,231,166
Professional, Scientific, and Technical Services - 7.1%
20,872	CDW Corp.	2,312,618
32,726	Cerner Corp.	2,270,857
39,220	Cognizant Technology Solutions Corp. Class A	2,275,544
11,960	Facebook, Inc. (a)	2,448,332
33,251	Paychex, Inc.	2,278,358
10,989	VeriSign, Inc. (a)	2,302,086
15,171	Verisk Analytics, Inc. Class A	2,318,584
		16,206,379
Publishing Industries (except Internet) - 11.2%
6,651	Adobe Systems, Inc. (a)	2,352,060
8,738	ANSYS, Inc. (a)	2,287,870
12,359	Autodesk, Inc. (a)	2,312,740
28,325	Cadence Design Systems, Inc. (a)	2,298,007
21,993	Check Point Software Technologies Ltd. (a)	2,325,540
16,589	Citrix Systems, Inc.	2,405,571
8,493	Intuit, Inc.	2,291,496
13,094	Microsoft Corp.	2,346,576
16,496	Splunk, Inc. (a)	2,315,379
14,701	Synopsys, Inc. (a)	2,309,821
15,006	Workday, Inc. (a)	2,309,423
		25,554,483
Rail Transportation - 1.0%
34,078	CSX Corp.	2,256,986
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.0%
27,944	Gilead Sciences, Inc.	2,347,296
Telecommunications - 2.9%
18,797	PayPal Holdings, Inc. (a)	2,312,031
26,008	T-Mobile US, Inc. (a)	2,283,503
15,848	Zoom Video Communications, Inc. (a)	2,142,174
		6,737,708
Shares		Fair Value
Transportation Equipment Manufacturing - 2.0%
33,377	Paccar, Inc.	$2,310,690
2,901	Tesla Motors, Inc. (a)	2,268,234
		4,578,924
Utilities - 2.0%
60,604	Exelon Corp.	2,247,196
35,684	Xcel Energy, Inc.	2,268,075
		4,515,271
	TOTAL COMMON STOCKS (Cost $209,703,910)	$228,382,976
SHORT TERM INVESTMENTS - 1.4%
Money Market Funds - 1.4%
3,310,532	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$3,310,532
	TOTAL SHORT TERM INVESTMENTS (Cost $3,310,532)	$3,310,532
	TOTAL INVESTMENTS (Cost $213,014,442) - 101.3%	$231,693,508
	Liabilities in Excess of Other Assets - (1.3)%	(3,016,793)
	TOTAL NET ASSETS - 100.0%	$228,676,715

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan. See Note 2.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 96.0%
Administrative and Support Services - 6.5%
97	Booking Holdings, Inc. (a)	$143,615
225	Robert Half International, Inc.	10,636
2,993	Visa, Inc. Class A	534,909
		689,160
Air Transportation - 0.3%
917	Southwest Airlines Co.	28,656
Apparel Manufacturing - 0.3%
288	Under Armour, Inc. Class A (a)	3,001
534	V F Corp.	31,025
		34,026
Beverage and Tobacco Product Manufacturing - 3.8%
773	Monster Beverage Corp. (a)	47,779
2,689	PepsiCo, Inc.	355,728
		403,507
Chemical Manufacturing - 24.3%
403	Alexion Pharmaceuticals, Inc. (a)	43,310
1,370	Amgen, Inc.	327,731
332	Biogen, Inc. (a)	98,548
1,825	Eli Lilly and Company	282,218
3,864	Johnson & Johnson	579,755
5,044	Merck & Co., Inc.	400,191
9,807	Pfizer, Inc.	376,197
4,089	Procter & Gamble Co.	481,970
		2,589,920
Clothing and Clothing Accessories Stores - 1.6%
655	Ross Stores, Inc.	59,841
2,129	TJX Companies, Inc.	104,427
		164,268
Computer and Electronic Product Manufacturing - 18.7%
2,011	Apple, Inc.	590,832
9,512	Cisco Systems, Inc.	403,119
376	Fortinet, Inc. (a)	40,510
182	IDEXX Laboratories, Inc. (a)	50,523
7,299	Intel Corp.	437,794
377	L3 Harris Technologies, Inc.	73,025
684	Maxim Integrated Products, Inc.	37,606
794	NetApp, Inc.	34,753
179	Qorvo, Inc. (a)	17,547
523	Seagate Technology PLC (Ireland)	26,124
284	Skyworks Solutions, Inc.	29,502
1,983	Texas Instruments, Inc.	230,167
126	Waters Corp. (a)	23,562
		1,995,064
Construction of Buildings - 0.3%
5	NVR, Inc. (a)	15,500
415	PulteGroup, Inc.	11,732
		27,232
Credit Intermediation and Related Activities - 5.7%
1,491	Bank of New York Mellon Corp.	55,972
1,790	Huntington Bancshares, Inc.	16,540
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
1,878	MasterCard, Inc. Class A	$516,394
91	SVB Financial Group (a)	17,578
		606,484
Electrical Equipment, Appliance, and Component Manufacturing - 1.6%
265	A.O. Smith Corp.	11,231
681	Eaton Corp PLC ADR (Ireland)	56,863
262	Rockwell Automation, Inc.	49,644
573	TE Connectivity Ltd. (Switzerland)	42,093
104	Whirlpool Corp.	11,621
		171,452
Electronics and Appliance Stores - 0.4%
533	Best Buy Co., Inc.	40,897
Fabricated Metal Product Manufacturing - 0.7%
1,021	Emerson Electric Co.	58,228
375	Pentair PLC (Ireland)	12,971
		71,199
Food Manufacturing - 0.2%
496	Hormel Foods Corp.	23,238
Funds, Trusts, and Other Financial Vehicles - 0.2%
253	Garmin Ltd. ADR (Switzerland)	20,533
General Merchandise Stores - 2.0%
707	Costco Wholesale Corp.	214,221
Health and Personal Care Stores - 0.2%
98	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,356
Insurance Carriers and Related Activities - 1.4%
1,277	Aflac, Inc.	47,555
272	Cincinnati Financial Corp.	17,898
70	Everest Re Group Ltd.	12,119
174	Globe Life, Inc.	14,327
613	Hartford Financial Services Group, Inc.	23,288
364	Lincoln National Corp.	12,911
485	Principal Financial Group, Inc.	17,659
366	Unum Group	6,387
		152,144
Leather and Allied Product Manufacturing - 2.1%
2,601	NIKE, Inc. Class B	226,755
Machinery Manufacturing - 0.8%
264	Cummins, Inc.	43,164
47	Mettler-Toledo International, Inc. (a)	33,837
88	Snap-on, Inc.	11,466
		88,467
Merchant Wholesalers, Durable Goods - 3.9%
932	3M Co.	141,590
924	Fastenal Co.	33,467
1,315	Honeywell International, Inc.	186,599
1,813	Johnson Controls International PLC ADR (Ireland)	52,776
		414,432

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion S&P 500® High minus Low Quality ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 1.1%
300	AmerisourceBergen Corp.	$26,898
549	Illinois Tool Works, Inc.	89,213
		116,111
Miscellaneous Manufacturing - 2.4%
158	Align Technology, Inc. (a)	33,946
423	Dentsply Sirona, Inc.	17,952
286	Dover Corp.	26,784
404	Edwards Lifesciences Corp. (a)	87,870
452	Estee Lauder Companies, Inc. Class A	79,733
391	Textron, Inc.	10,307
		256,592
Nonstore Retailers - 0.7%
1,453	eBay, Inc.	57,873
76	W.W. Grainger, Inc.	20,944
		78,817
Oil and Gas Extraction - 0.3%
809	Cabot Oil & Gas Corp.	17,490
863	Devon Energy Corp.	10,762
		28,252
Petroleum and Coal Products Manufacturing - 3.5%
3,085	Chevron Corp.	283,820
1,974	ConocoPhillips	83,105
		366,925
Professional, Scientific, and Technical Services - 0.5%
136	Jack Henry & Associates, Inc.	22,243
265	Jacobs Engineering Group, Inc.	21,929
590	Juniper Networks, Inc.	12,744
		56,916
Publishing Industries (except Internet) - 3.8%
292	Citrix Systems, Inc.	42,343
459	Intuit, Inc.	123,843
4,413	Oracle Corp.	233,756
		399,942
Real Estate - 0.7%
835	Healthpeak Properties, Inc.	21,827
263	Public Storage	48,773
		70,600
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 4.5%
253	Ameriprise Financial, Inc.	29,080
2,703	Charles Schwab Corp.	101,957
510	E*TRADE Financial Corp.	20,711
2,585	Gilead Sciences, Inc.	217,140
72	MarketAxess Holdings, Inc.	32,761
193	NASDAQ OMX Group, Inc.	21,166
210	Raymond James Financial, Inc.	13,843
391	T. Rowe Price Group, Inc.	45,212
		481,870
Shares		Fair Value
Support Activities for Mining - 0.0%(†)
176	Helmerich & Payne, Inc.	$3,480
Support Activities for Transportation - 0.3%
237	C.H. Robinson Worldwide, Inc.	16,803
273	Expeditors International of Washington, Inc.	19,548
		36,351
Telecommunications - 3.2%
2,806	PayPal Holdings, Inc. (a)	345,138
	TOTAL COMMON STOCKS (Cost $11,187,663)	$10,224,005
SHORT TERM INVESTMENTS - 9.8%
Money Market Funds - 9.8%
1,047,177	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$1,047,177
	TOTAL SHORT TERM INVESTMENTS (Cost $1,047,177)	$1,047,177
	TOTAL INVESTMENTS (Cost $12,234,840) - 105.8% (c)	$11,271,182
	Liabilities in Excess of Other Assets - (5.8)%	(617,587)
	TOTAL NET ASSETS - 100.0%	$10,653,595

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,502,636.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion S&P 500® High minus Low Quality ETF

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P 500® Quality Index	1.0508% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	4,291	$6,220,488	$(459,148)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of S&P 500® Quality - Lowest Quintile Index	UBS Securities LLC	12/7/2020	14,026	$4,848,460	$(485,527)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion Zacks MLP High Income Index Shares

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 98.1%
Merchant Wholesalers, Nondurable Goods - 8.9%
102,127	Holly Energy Partners LP (a)	$1,504,331
74,941	Sunoco LP (a)	1,860,035
		3,364,366
Nonstore Retailers - 8.0%
232,215	NGL Energy Partners LP (a)	1,404,901
102,935	Suburban Propane Partners LP (a)	1,590,346
		2,995,247
Oil and Gas Extraction - 10.4%
97,882	Hess Midstream LP	1,710,978
106,907	Viper Energy Partners LP (a)	992,097
140,790	Western Midstream Partners LP	1,222,057
		3,925,132
Pipeline Transportation - 45.6%
161,567	BP Midstream Partners LP	1,848,326
151,485	CNX Midstream Partners LP (a)	1,143,712
110,857	DCP Midstream Partners LP (a)	1,008,799
248,023	Enable Midstream Partners LP	1,126,024
100,713	EQT Midstream Partners LP	2,028,360
37,984	Magellan Midstream Partners LP	1,562,282
104,084	Noble Midstream Partners LP (a)	762,936
85,372	NuStar Energy LP	1,039,831
39,903	Phillips 66 Partners LP	1,697,873
140,025	Plains All American Pipeline, LP	1,236,421
118,647	Shell Midstream Partners LP	1,742,924
58,401	TC Pipelines LP	1,956,433
		17,153,921
Professional, Scientific, and Technical Services - 4.7%
96,944	MPLX LP	1,754,686
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 5.1%
36,876	Icahn Enterprises LP (a)	1,910,177
Support Activities for Mining - 9.4%
232,215	Black Stone Minerals LP (a)	1,416,511
150,030	Oasis Midstream Partners LP (a)	958,692
146,814	USA Compression Partners LP (a)	1,175,980
		3,551,183
Utilities - 6.0%
47,842	Brookfield Renewable Partners LP (a)	2,243,312
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $58,915,609)	$36,898,024
Shares		Fair Value
SHORT TERM INVESTMENTS - 26.6%
Money Market Funds - 26.6%
10,011,273	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)(c)	$10,011,273
	TOTAL SHORT TERM INVESTMENTS (Cost $10,011,273)	$10,011,273
	TOTAL INVESTMENTS (Cost $68,926,882) - 124.7%	$46,909,297
	Liabilities in Excess of Other Assets - (24.7)%	(9,301,323)
	TOTAL NET ASSETS - 100.0%	$37,607,974

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  A portion of this security represents a security on loan.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion FTSE Russell International Over US ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.0%
182,554	Vanguard FTSE All-World ex-US ETF (a)	$7,997,691
	TOTAL INVESTMENT COMPANIES (Cost $8,765,981)	$7,997,691
SHORT TERM INVESTMENTS - 6.7%
Money Market Funds - 6.7%
565,567	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$565,567
	TOTAL SHORT TERM INVESTMENTS (Cost $565,567)	$565,567
	TOTAL INVESTMENTS (Cost $9,331,548) - 101.7% (c)	$8,563,258
	Liabilities in Excess of Other Assets - (1.7)%	(145,130)
	TOTAL NET ASSETS - 100.0%	$8,418,128

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,563,258.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Vanguard FTSE All-World ex-US ETF	1.0008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	105,679	$5,697,331	$(1,030,431)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.7508% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	Credit Suisse Capital LLC	12/16/2020	2,628	$4,643,480	$429,475

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion FTSE Russell US Over International ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.0%
71,188	iShares Russell 1000 ETF (a)	$11,405,029
	TOTAL INVESTMENT COMPANIES (Cost $10,828,279)	$11,405,029
SHORT TERM INVESTMENTS - 10.2%
Money Market Funds - 10.2%
1,224,405	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$1,224,405
	TOTAL SHORT TERM INVESTMENTS (Cost $1,224,405)	$1,224,405
	TOTAL INVESTMENTS (Cost $12,052,684) - 105.2% (c)	$12,629,434
	Liabilities in Excess of Other Assets - (5.2)%	(626,785)
	TOTAL NET ASSETS - 100.0%	$12,002,649

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,960,625.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 1000® Index	0.9508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	4,120	$7,257,939	$(656,551)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7508% representing 1 month LIBOR rate + spread	Total return of Vanguard FTSE All-World ex-US ETF	Credit Suisse Capital LLC	12/9/2020	136,987	$5,650,410	$(347,192)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion MSCI Developed Over Emerging Markets ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.4%
169,004	iShares Core MSCI EAFE ETF (a)	$8,962,282
	TOTAL INVESTMENT COMPANIES (Cost $10,016,095)	$8,962,282
SHORT TERM INVESTMENTS - 14.5%
Money Market Funds - 14.5%
1,360,016	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$1,360,016
	TOTAL SHORT TERM INVESTMENTS (Cost $1,360,016)	$1,360,016
	TOTAL INVESTMENTS (Cost $11,376,111) - 109.9% (c)	$10,322,298
	Liabilities in Excess of Other Assets - (9.9)%	(929,460)
	TOTAL NET ASSETS - 100.0%	$9,392,838

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,662,749.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares Core MSCI EAFE ETF	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	96,683	$6,133,933	$(976,711)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7508% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI Emerging Markets ETF	Credit Suisse Capital LLC	12/09/2020	107,569	$4,353,318	$(339,940)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion MSCI Emerging Over Developed Markets ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.2%
188,803	iShares Core MSCI Emerging Markets ETF (a)	$8,243,139
	TOTAL INVESTMENT COMPANIES (Cost $9,488,883)	$8,243,139
SHORT TERM INVESTMENTS - 2.3%
Money Market Funds - 2.3%
195,599	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$195,599
	TOTAL SHORT TERM INVESTMENTS (Cost $195,599)	$195,599
	TOTAL INVESTMENTS (Cost $9,684,482) - 97.5% (c)	$8,438,738
	Other Assets in Excess of Liabilities - 2.5%	219,920
	TOTAL NET ASSETS - 100.0%	$8,658,658

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,396,194.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares Core MSCI Emerging Markets ETF	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	108,679	$5,750,076	$(1,038,550)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7508% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI EAFE ETF	Credit Suisse Capital LLC	12/11/2020	81,640	$4,329,369	$(6)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 96.0%
Accommodation - 0.3%
173	Hilton Worldwide Holdings, Inc.	$13,098
177	Marriott International, Inc. Class A	16,096
314	MGM Resorts International	5,285
26	Vail Resorts, Inc.	4,446
		38,925
Administrative and Support Services - 4.0%
402	Accenture PLC Class A ADR (Ireland)	74,446
275	Automatic Data Processing, Inc.	40,340
26	Booking Holdings, Inc. (a)	38,495
72	Broadridge Financial Solutions, Inc.	8,352
88	Expedia, Inc.	6,246
24	FactSet Research System, Inc.	6,600
53	FleetCor Technologies, Inc. (a)	12,786
56	Gartner, Inc. (a)	6,653
241	IHS Markit Ltd.	16,219
180	Iron Mountain, Inc.	4,352
37	ManpowerGroup, Inc.	2,747
108	Moody's Corp.	26,341
75	Robert Half International, Inc.	3,545
91	Rollins, Inc.	3,640
117	TransUnion	9,219
70	TripAdvisor, Inc.	1,398
1,091	Visa, Inc. Class A	194,984
269	Waste Management, Inc.	26,905
		483,268
Air Transportation - 0.1%
69	American Airlines Group, Inc. (b)	828
102	Delta Air Lines, Inc.	2,643
84	Southwest Airlines Co.	2,625
41	United Continental Holdings, Inc. (a)	1,213
		7,309
Amusement, Gambling, and Recreation Industries - 1.4%
187	Global Payments, Inc.	31,046
220	Las Vegas Sands Corp.	10,564
1,136	The Walt Disney Co.	122,858
59	Wynn Resorts Ltd.	5,046
		169,514
Apparel Manufacturing - 0.3%
95	Capri Holdings Ltd. (a)	1,449
229	Hanesbrands, Inc.	2,276
68	Lululemon Athletica, Inc. (a)	15,197
47	PVH Corp.	2,314
33	Ralph Lauren Corp.	2,435
117	Under Armour, Inc. Class A (a)	1,219
123	Under Armour, Inc. Class C (a)	1,140
212	V F Corp.	12,317
		38,347
Broadcasting (except Internet) - 1.7%
88	Altice USA, Inc. (a)	2,285
99	Charter Communications, Inc. (a)	49,028
2,864	Comcast Corp. Class A	107,772
Shares		Fair Value
Broadcasting (except Internet) (continued)
101	Discovery Communications, Inc. Class A (a)(b)	$2,264
237	Discovery Communications, Inc. Class C (a)	4,837
160	Dish Network Corp. (a)	4,002
224	FOX Corp. Class A	5,795
107	FOX Corp. Class B	2,735
70	Liberty Broadband Corp. (a)	8,588
53	Roku, Inc. (a)	6,425
983	Sirius XM Holdings, Inc. (b)	5,810
335	ViacomCBS, Inc. Class B	5,782
		205,323
Building Material and Garden Equipment and Supplies Dealers - 1.7%
490	Lowe's Companies, Inc.	51,328
692	The Home Depot, Inc.	152,122
		203,450
Chemical Manufacturing - 1.3%
141	Air Products & Chemicals, Inc.	31,807
69	Albemarle Corp.	4,239
78	Celanese Corp.	6,480
138	CF Industries Holdings, Inc.	3,795
470	DuPont de Nemours, Inc.	22,099
85	Eastman Chemical Co.	5,143
164	Ecolab, Inc.	31,734
85	FMC Corp.	7,812
65	International Flavors & Fragrances, Inc. (b)	8,517
170	LyondellBasell Industries N.V. Class A ADR (Netherlands)	9,852
232	Mosaic Co.	2,670
148	PPG Industries, Inc.	13,443
84	RPM International, Inc.	5,578
99	Sealed Air Corp.	2,830
24	Westlake Chemical Corp.	1,043
		157,042
Clothing and Clothing Accessories Stores - 0.6%
142	Gap, Inc.	1,153
68	Nordstrom, Inc. (b)	1,277
230	Ross Stores, Inc.	21,013
68	Tiffany & Co.	8,602
764	TJX Companies, Inc.	37,474
		69,519
Computer and Electronic Product Manufacturing - 16.5%
649	Advanced Micro Devices, Inc. (a)	34,001
144	AMETEK, Inc.	12,077
189	Amphenol Corp. Class A	16,681
233	Analog Devices, Inc.	25,537
2,822	Apple, Inc.	829,104
35	Arista Networks, Inc. (a)	7,676
252	Broadcom, Inc.	68,448
2,705	Cisco Systems, Inc.	114,638
109	Cognex Corp.	6,021
100	Dell Technologies, Inc. (a)	4,269
324	Flextronics International Ltd. (a)	3,162

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
86	FLIR System, Inc.	$3,732
93	Fortinet, Inc. (a)	10,020
189	Fortive Corp.	12,096
934	HP, Inc.	14,486
2,802	Intel Corp.	168,064
559	International Business Machines Corp.	70,188
505	Johnson Controls International PLC ADR (Ireland)	14,701
117	Keysight Technologies, Inc. (a)	11,322
139	L3 Harris Technologies, Inc.	26,924
398	Marvell Technology Group Ltd.	10,643
172	Maxim Integrated Products, Inc.	9,457
149	Microchip Technology, Inc.	13,072
696	Micron Technology, Inc. (a)	33,331
26	MongoDB, Inc. (a)	4,215
105	Motorola Solutions, Inc.	15,100
150	NetApp, Inc.	6,566
100	Northrop Grumman Corp.	33,067
365	NVIDIA Corp.	106,682
259	ON Semiconductor Corp. (a)	4,156
258	Otis Worldwide Corp. (a)	13,135
75	Qorvo, Inc. (a)	7,352
725	Qualcomm, Inc.	57,036
928	Raytheon Technologies Corp.	60,144
67	Roper Technologies, Inc.	22,849
154	Seagate Technology PLC (Ireland)	7,692
101	Sensata Technologies Holdings PLC (a)	3,674
108	Skyworks Solutions, Inc.	11,219
110	Teradyne, Inc.	6,879
589	Texas Instruments, Inc.	68,365
160	Trimble, Inc. (a)	5,541
188	Western Digital Corp.	8,663
159	Xilinx, Inc.	13,897
36	Zebra Technologies Corp. Class A (a)	8,268
		1,984,150
Construction of Buildings - 0.3%
222	D.R. Horton, Inc.	10,483
181	Lennar Corp. Class A	9,063
4	NVR, Inc. (a)	12,400
165	PulteGroup, Inc.	4,664
		36,610
Couriers and Messengers - 0.5%
156	FedEx Corp.	19,776
441	United Parcel Service, Inc. Class B	41,745
		61,521
Credit Intermediation and Related Activities - 8.1%
247	Ally Financial, Inc.	4,048
446	American Express Co.	40,697
5,428	Bank of America Corp.	130,543
536	Bank of New York Mellon Corp.	20,121
298	Capital One Financial Corp.	19,298
1,387	Citigroup, Inc.	67,353
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
284	Citizens Financial Group, Inc.	$6,359
94	Comerica, Inc.	3,277
202	Discover Financial Services	8,680
93	East West Bancorp, Inc.	3,262
388	Fidelity National Information Services, Inc.	51,173
461	Fifth Third Bancorp	8,616
107	First Republic Bank	11,159
655	Huntington Bancshares, Inc.	6,052
1,992	JPMorgan Chase & Co.	190,754
633	KeyCorp	7,374
80	M&T Bank Corp.	8,966
570	MasterCard, Inc. Class A	156,733
130	Northern Trust Corp.	10,291
279	People's United Financial, Inc.	3,541
282	PNC Financial Services Group, Inc.	30,081
633	Regions Financial Corp.	6,805
38	Signature Bank	4,073
237	State Street Corp.	14,940
32	SVB Financial Group (a)	6,181
378	Synchrony Financial	7,481
844	Truist Financial Corp.	31,498
945	U.S. Bancorp	34,493
2,552	Wells Fargo & Co.	74,136
269	Western Union Co.	5,130
113	Zions Bancorp	3,572
		976,687
Data Processing, Hosting and Related Services - 0.6%
75	CDK Global, Inc.	2,946
23	CoStar Group, Inc. (a)	14,910
364	Fiserv, Inc. (a)	37,514
823	Hewlett Packard Enterprise Co.	8,279
37	Match Group, Inc. (a)(b)	2,848
		66,497
Electrical Equipment, Appliance, and Component Manufacturing - 0.8%
87	A.O. Smith Corp.	3,687
26	Acuity Brands, Inc.	2,251
493	Corning, Inc.	10,851
266	Eaton Corp PLC ADR (Ireland)	22,211
389	Emerson Electric Co.	22,185
23	IPG Photonics Corp. (a)	2,974
75	Rockwell Automation, Inc.	14,211
213	TE Connectivity Ltd. (Switzerland)	15,647
40	Whirlpool Corp.	4,470
		98,487
Electronics and Appliance Stores - 0.1%
151	Best Buy Co., Inc.	11,586
Fabricated Metal Product Manufacturing - 0.4%
132	Axalta Coating Systems Ltd. (a)	2,606
199	Ball Corp.	13,052
84	Crown Holdings, Inc. (a)	5,410
82	Parker Hannifin Corp.	12,966

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Fabricated Metal Product Manufacturing (continued)
99	Pentair PLC (Ireland)	$3,424
95	Stanley Black & Decker, Inc.	10,469
		47,927
Food and Beverage Stores - 0.0% (†)
59	Grubhub, Inc. (a)(b)	2,820
Food Services and Drinking Places - 1.7%
18	Chipotle Mexican Grill, Inc. (a)	15,814
77	Darden Restaurants, Inc.	5,682
25	Domino's Pizza, Inc.	9,048
479	McDonald's Corp.	89,841
758	Starbucks Corp.	58,161
38	Wayfair, Inc. (a)(b)	4,713
192	Yum! Brands, Inc.	16,595
		199,854
Funds, Trusts, and Other Financial Vehicles - 0.1%
348	AGNC Investment Corp.	4,322
86	Garmin Ltd. ADR (Switzerland)	6,980
		11,302
General Merchandise Stores - 0.8%
43	Burlington Stores, Inc. (a)	7,856
164	Dollar General Corp.	28,749
149	Dollar Tree, Inc. (a)	11,871
103	Kohl's Corp.	1,901
322	Target Corp.	35,336
77	Tractor Supply Co.	7,810
		93,523
Health and Personal Care Stores - 0.1%
38	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	8,281
Insurance Carriers and Related Activities - 4.2%
468	Aflac, Inc.	17,428
9	Alleghany Corp.	4,803
208	Allstate Corp.	21,158
48	American Financial Group, Inc.	3,180
549	American International Group, Inc.	13,961
148	AON Plc	25,555
254	Arch Capital Group Ltd. (a)	6,104
115	Arthur J. Gallagher & Co.	9,027
39	Assurant, Inc.	4,143
98	Athene Holding Ltd. (a)	2,646
830	Berkshire Hathaway, Inc. Class B (a)	155,509
150	Brown & Brown, Inc.	5,386
289	Chubb Limited (Switzerland)	31,215
98	Cincinnati Financial Corp.	6,448
266	Equitable Holdings, Inc.	4,873
17	Erie Indemnity Co. Class A	3,027
27	Everest Re Group Ltd.	4,675
66	Globe Life, Inc.	5,434
229	Hartford Financial Services Group, Inc.	8,700
127	Lincoln National Corp.	4,505
172	Loews Corp.	5,962
8	Markel Corp. (a)	6,927
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
319	Marsh & McLennan Companies, Inc.	$31,048
503	MetLife, Inc.	18,148
176	Principal Financial Group, Inc.	6,408
369	Progressive Corp.	28,524
253	Prudential Financial, Inc.	15,780
39	Reinsurance Group of America, Inc.	4,083
29	RenaissanceRe Holdings Ltd.	4,234
164	Travelers Companies, Inc.	16,598
133	Unum Group	2,321
89	Voya Financial, Inc.	4,020
91	W.R. Berkley Corp.	4,914
83	Willis Towers Watson PLC (Ireland)	14,798
		501,542
Leather and Allied Product Manufacturing - 0.6%
791	NIKE, Inc. Class B	68,960
181	Tapestry, Inc.	2,693
		71,653
Machinery Manufacturing - 1.9%
582	Applied Materials, Inc.	28,914
518	Carrier Global Corp. (a)	9,174
356	Caterpillar, Inc.	41,431
94	Cummins, Inc.	15,369
187	Deere & Co.	27,126
85	Flowserve Corp.	2,394
5,508	General Electric Co.	37,454
48	IDEX Corp.	7,374
134	Ingersoll-Rand, Inc. (a)	3,897
93	Lam Research Corp.	23,741
38	Middleby Corp. (a)	2,114
38	Snap-on, Inc.	4,951
153	Trane Technologies PLC (Ireland)	13,375
115	Xylem, Inc.	8,269
		225,583
Materials - 0.5%
341	Linde PLC	62,741
Merchant Wholesalers, Durable Goods - 1.7%
364	3M Co.	55,299
51	Arrow Electronics, Inc. (a)	3,209
131	Copart, Inc. (a)	10,494
362	Fastenal Co.	13,112
89	Fortune Brands Home & Security, Inc.	4,290
109	HD Supply Holdings, Inc. (a)	3,235
454	Honeywell International, Inc.	64,423
27	Huntington Ingalls Industries, Inc.	5,168
161	Jefferies Financial Group, Inc.	2,209
99	KLA-Tencor Corp.	16,245
86	Leggett & Platt, Inc.	3,021
21	Lennox International, Inc.	3,920
197	LKQ Corp. (a)	5,151
39	Mohawk Industries, Inc. (a)	3,421

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
163	WestRock Co.	$5,247
125	Xerox Corp.	2,286
		200,730
Merchant Wholesalers, Nondurable Goods - 0.5%
205	Illinois Tool Works, Inc.	33,312
51	The Sherwin Williams Co.	27,355
		60,667
Mining (except Oil and Gas) - 0.5%
916	Freeport-McMoRan Copper & Gold, Inc.	8,088
39	Martin Marietta Materials, Inc.	7,419
518	Newmont Mining Corp.	30,811
86	Vulcan Materials Co.	9,715
		56,033
Miscellaneous Manufacturing - 0.2%
1,024	Amcor PLC (United Kingdom)	9,185
93	Dover Corp.	8,710
82	Hasbro, Inc.	5,921
146	Textron, Inc.	3,849
		27,665
Motion Picture and Sound Recording Industries - 1.0%
277	Netflix, Inc. (a)	116,298
70	Take-Two Interactive Software, Inc. (a)	8,474
		124,772
Motor Vehicle and Parts Dealers - 0.4%
45	Advance Auto Parts, Inc.	5,441
16	AutoZone, Inc. (a)	16,325
105	CarMax, Inc. (a)	7,733
48	O'Reilly Automotive, Inc. (a)	18,545
		48,044
Nonmetallic Mineral Product Manufacturing - 0.0% (†)
68	Owens Corning	2,948
Nonstore Retailers - 5.9%
268	Amazon.com, Inc. (a)	663,032
506	eBay, Inc.	20,154
26	MercadoLibre, Inc. (a)	15,171
27	W.W. Grainger, Inc.	7,441
		705,798
Other Information Services - 4.5%
191	Alphabet, Inc. Class A (a)	257,220
197	Alphabet, Inc. Class C (a)	265,686
102	Liberty Global PLC Class A (United Kingdom) (a)	1,981
261	Liberty Global PLC Class C (United Kingdom) (a)	4,779
78	Pinterest, Inc. (a)	1,611
463	Twitter, Inc. (a)	13,279
		544,556
Paper Manufacturing - 0.0% (†)
237	International Paper Co.	8,117
61	Packaging Corp of America	5,896
		14,013
Shares		Fair Value
Performing Arts, Spectator Sports, and Related Industries - 0.5%
485	Activision Blizzard, Inc.	$30,909
187	Electronic Arts, Inc. (a)	21,367
93	Live Nation Entertainment, Inc. (a)	4,173
		56,449
Personal and Laundry Services - 0.1%
53	Cintas Corp.	11,757
Plastics and Rubber Products Manufacturing - 0.1%
51	Avery Dennison Corp.	5,630
253	Newell Rubbermaid, Inc.	3,512
		9,142
Primary Metal Manufacturing - 0.1%
252	Howmet Aerospace, Inc.	3,294
191	Nucor Corp.	7,867
140	Steel Dynamics, Inc.	3,398
		14,559
Professional, Scientific, and Technical Services - 4.5%
29	Alliance Data Systems Corp.	1,452
88	Booz Allen Hamilton Holding Corp.	6,463
93	CDW Corp.	10,304
350	Cognizant Technology Solutions Corp. Class A	20,307
164	DXC Technology Co.	2,973
37	EPAM Systems, Inc. (a)	8,173
82	Extra Space Storage, Inc.	7,236
37	F5 Networks, Inc. (a)	5,153
1,519	Facebook, Inc. (a)	310,955
113	GoDaddy, Inc. (a)	7,846
246	Interpublic Group of Companies, Inc.	4,177
49	Jack Henry & Associates, Inc.	8,014
85	Jacobs Engineering Group, Inc.	7,034
219	Juniper Networks, Inc.	4,730
87	Leidos Holdings, Inc.	8,597
128	Liberty Media Corp.-Liberty Formula One, Class C (a)	4,120
53	Liberty Media Corp.-Liberty SeiriusXM, Class A (a)	1,787
103	Liberty Media Corp.-Liberty SeiriusXM, Class C (a)	3,509
225	Nielsen Holdings PLC	3,314
70	Okta, Inc. (a)	10,591
137	Omnicom Group, Inc.	7,813
205	Paychex, Inc.	14,047
172	Sabre Corp.	1,250
116	ServiceNow, Inc. (a)	40,779
23	Teledyne Technologies, Inc. (a)	7,490
70	VeriSign, Inc. (a)	14,664
99	Verisk Analytics, Inc. Class A	15,130
53	VMware, Inc. (a)(b)	6,971
		544,879
Publishing Industries (except Internet) - 11.5%
306	Adobe Systems, Inc. (a)	108,214
104	Akamai Technologies, Inc. (a)	10,162
51	ANSYS, Inc. (a)	13,353
140	Autodesk, Inc. (a)	26,198

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Publishing Industries (except Internet) (continued)
93	Black Knight, Inc. (a)	$6,563
178	Cadence Design Systems, Inc. (a)	14,441
85	Citrix Systems, Inc.	12,326
67	DocuSign, Inc. (a)	7,018
150	Dropbox, Inc. (a)	3,153
53	Guidewire Software, Inc. (a)	4,814
51	IAC/InterActiveCorp (a)	11,397
165	Intuit, Inc.	44,519
4,604	Microsoft Corp.	825,083
244	News Corp. Class A	2,418
388	NortonLifeLock, Inc.	8,253
1,477	Oracle Corp.	78,237
58	Palto Alto Networks, Inc. (a)	11,398
30	Paycom Software, Inc. (a)	7,831
68	PTC, Inc. (a)	4,709
526	Salesforce.com, Inc. (a)	85,186
450	Snap, Inc. (a)	7,924
94	Splunk, Inc. (a)	13,194
217	Square, Inc. (a)	14,135
144	SS&C Technologies Holdings, Inc.	7,943
94	Synopsys, Inc. (a)	14,769
73	Twilio, Inc. (a)	8,198
24	Tyler Technologies, Inc. (a)	7,697
103	Workday, Inc. (a)	15,852
		1,374,985
Rail Transportation - 1.2%
480	CSX Corp.	31,790
63	Kansas City Southern Railway Co.	8,225
165	Norfolk Southern Corp.	28,232
447	Union Pacific Corp.	71,426
		139,673
Real Estate - 3.3%
71	Alexandria Real Estate Equities, Inc.	11,153
278	American Tower Corp.	66,164
921	Annaly Capital Management, Inc.	5,756
88	AvalonBay Communities, Inc.	14,340
99	Boston Properties, Inc.	9,621
59	Camden Property Trust	5,196
203	CBRE Group, Inc. Class A (a)	8,715
126	Digital Realty Trust, Inc.	18,836
228	Duke Realty Corp.	7,912
107	Equity Lifestyle Properties, Inc.	6,453
235	Equity Residential	15,289
42	Essex Property Trust, Inc.	10,252
47	Federal Realty Investment Trust	3,914
308	Healthpeak Properties, Inc.	8,051
464	Host Hotels & Resorts, Inc.	5,712
340	Invitation Homes, Inc.	8,041
32	Jones Lang LaSalle, Inc.	3,379
267	Kimco Realty Corp.	2,913
322	Medical Properties Trust, Inc.	5,519
71	Mid-America Apartment Communities, Inc.	7,946
102	National Retail Properties, Inc.	3,329
138	Omega Healthcare Investors, Inc.	4,023
Shares		Fair Value
Real Estate (continued)
464	Prologis, Inc.	$41,403
101	Public Storage	18,730
201	Realty Income Corp.	11,039
107	Regency Centers Corp.	4,698
196	Simon Property Group, Inc.	13,087
53	SL Green Realty Corp.	2,812
58	Sun Communities, Inc.	7,795
185	UDR, Inc.	6,932
236	Ventas, Inc.	7,635
666	VEREIT, Inc.	3,650
291	VICI Properties, Inc.	5,069
109	Vornado Realty Trust	4,776
254	Welltower, Inc.	13,012
470	Weyerhaeuser Co.	10,279
109	WP Carey, Inc.	7,170
81	Zillow Group, Inc. Class C (a)	3,561
		394,162
Rental and Leasing Services - 0.1%
4	AMERCO	1,121
49	United Rentals, Inc. (a)	6,297
		7,418
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
61	Allegion PLC ADR (Ireland)	6,133
85	Ameriprise Financial, Inc.	9,770
157	Aramark Corp.	4,288
74	BlackRock, Inc.	37,151
69	CBOE Holdings, Inc.	6,857
745	Charles Schwab Corp.	28,101
227	CME Group, Inc.	40,454
469	Dow, Inc.	17,208
152	E*TRADE Financial Corp.	6,173
70	Eaton Vance Corp.	2,569
173	FNF Group	4,680
190	Franklin Resources, Inc.	3,580
206	Goldman Sachs Group, Inc.	37,784
356	IntercontinentalExchange, Inc.	31,844
254	Invesco Ltd. (b)	2,189
308	KKR & Co., Inc.	7,765
23	MarketAxess Holdings, Inc.	10,465
785	Morgan Stanley	30,952
52	MSCI, Inc. Class A	17,004
73	NASDAQ OMX Group, Inc.	8,006
77	Raymond James Financial, Inc.	5,076
156	S&P Global, Inc.	45,689
82	SEI Investments Co.	4,179
148	T. Rowe Price Group, Inc.	17,113
173	TD Ameritrade Holding Corp.	6,794
418	The Blackstone Group, Inc.	21,836
		413,660
Support Activities for Agriculture and Forestry - 0.1%
474	Corteva, Inc.	12,414
Support Activities for Transportation - 0.2%
83	C.H. Robinson Worldwide, Inc.	5,885
75	Equifax, Inc.	10,418
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Support Activities for Transportation (continued)
109	Expeditors International of Washington, Inc.	$7,805
60	XPO Logistics, Inc. (a)	4,004
		28,112
Telecommunications - 4.3%
4,614	AT&T, Inc.	140,589
619	CenturyLink, Inc.	6,574
262	Crown Castle International Corp.	41,771
52	Equinix, Inc.	35,110
706	PayPal Holdings, Inc. (a)	86,838
44	RingCentral, Inc. (a)	10,055
70	SBA Communications Corp.	20,294
266	T-Mobile US, Inc. (a)	23,355
2,610	Verizon Communications, Inc.	149,944
		514,530
Transit and Ground Passenger Transportation - 0.1%
272	Uber Technologies, Inc. (a)	8,233
Transportation Equipment Manufacturing - 2.5%
163	Aptiv PLC ADR (Ireland)	11,337
51	Autoliv, Inc.	3,061
337	Boeing Co.	47,524
133	BorgWarner, Inc.	3,800
2,475	Ford Motor Co.	12,598
157	General Dynamics Corp.	20,507
812	General Motors Co.	18,099
100	Harley-Davidson, Inc. (b)	2,183
48	HEICO Corp.	3,472
28	HEICO Corp. Class A	2,453
36	Lear Corp.	3,515
160	Lockheed Martin Corp.	62,250
220	Paccar, Inc.	15,231
35	Polaris Industries, Inc.	2,482
66	Spirit AeroSystems Holdings, Inc.	1,463
82	Tesla Motors, Inc. (a)	64,114
30	TransDigm Group, Inc.	10,892
32	WABCO Holdings, Inc. (a)	4,300
117	Wabtec Corp.	6,601
		295,882
Truck Transportation - 0.2%
53	J.B. Hunt Transport Services, Inc.	5,359
82	Knight-Swift Transportation Holdings, Inc. Class A	3,049
61	Old Dominion Freight Line, Inc.	8,863
		17,271
Waste Management and Remediation Services - 0.2%
141	Republic Services, Inc.	11,046
164	Waste Connections, Inc. (Canada)	14,089
		25,135
Shares		Fair Value
Water Transportation - 0.1%
268	Carnival Corp. (b)	$4,261
136	Norwegian Cruise Line Holdings Ltd. (a)	2,231
112	Royal Caribbean Cruises Ltd. ADR (Liberia)	5,238
		11,730
Wholesale Electronic Markets and Agents and Brokers - 0.1%
92	Genuine Parts Co.	7,294
Wood Product Manufacturing - 0.1%
183	Masco Corp.	7,510
	TOTAL COMMON STOCKS (Cost $10,898,140)	$11,513,482
SHORT TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
25,577	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$25,577
79,057	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	79,057
	TOTAL SHORT TERM INVESTMENTS (Cost $104,634)	$104,634
	TOTAL INVESTMENTS (Cost $11,002,774) - 96.9% (e)	$11,618,116
	Other Assets in Excess of Liabilities - 3.1%	379,752
	TOTAL NET ASSETS - 100.0%	$11,997,868

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,255,472.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Direxion MSCI USA Cyclicals Over Defensives ETF

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of MSCI USA Cyclical Sectors Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	2,588	$6,802,051	$(322,099)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of MSCI USA Defensive Sectors Index	Credit Suisse Capital LLC	12/11/2020	3,082	$5,999,390	$(12)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
COMMON STOCKS - 94.7%
Ambulatory Health Care Services - 0.5%
134	DaVita, Inc. (a)	$10,588
125	Laboratory Corp. of America Holdings (a)	20,556
173	Quest Diagnostics, Inc.	19,049
		50,193
Beverage and Tobacco Product Manufacturing - 8.1%
2,397	Altria Group, Inc.	94,082
5,212	Coca-Cola Co.	239,179
215	Constellation Brands, Inc. Class A	35,408
243	Molson Coors Brewing Co. Class B	9,965
524	Monster Beverage Corp. (a)	32,389
1,793	PepsiCo, Inc.	237,196
1,997	Philip Morris International, Inc.	148,976
		797,195
Chemical Manufacturing - 31.8%
2,268	Abbott Laboratories	208,860
1,897	AbbVie, Inc.	155,933
287	Alexion Pharmaceuticals, Inc. (a)	30,844
421	Allergan PLC ADR (Ireland)	78,870
142	Alnylam Pharmaceuticals, Inc. (a)	18,701
769	Amgen, Inc.	183,960
236	Biogen, Inc. (a)	70,052
232	BioMarin Pharmaceutical, Inc. (a)	21,349
3,008	Bristol-Myers Squibb Co.	182,916
317	Church & Dwight Co., Inc.	22,187
162	Clorox Co.	30,203
1,047	Colgate-Palmolive Co.	73,573
387	Coty, Inc. Class A	2,109
508	Elanco Animal Health, Inc. (a)	12,553
1,114	Eli Lilly and Company	172,269
188	Illumina, Inc. (a)	59,978
234	Incyte Corp. (a)	22,852
170	Ionis Pharmaceuticals, Inc. (a)	9,440
73	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	8,048
3,387	Johnson & Johnson	508,185
441	Kimberly-Clark Corp.	61,070
3,286	Merck & Co., Inc.	260,711
662	Mylan NV (a)	11,102
111	Neurocrine Biosciences, Inc. (a)	10,894
166	Perrigo Co. PLC ADR (Ireland)	8,848
7,097	Pfizer, Inc.	272,241
3,212	Procter & Gamble Co.	378,598
104	Regeneron Pharmaceuticals, Inc. (a)	54,692
95	Sarepta Therapeutics, Inc. (a)	11,199
151	Seattle Genetics, Inc. (a)	20,722
329	Vertex Pharmaceuticals, Inc. (a)	82,645
94	West Pharmaceutical Services, Inc.	17,790
612	Zoetis, Inc.	79,138
		3,142,532
Computer and Electronic Product Manufacturing - 4.4%
397	Agilent Technologies, Inc.	30,434
28	BIO RAD LABS, Inc. (a)	12,323
802	Danaher Corp.	131,095
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
344	Hologic, Inc. (a)	$17,234
111	IDEXX Laboratories, Inc. (a)	30,814
143	PerkinElmer, Inc.	12,946
513	Thermo Fisher Scientific, Inc.	171,691
117	Varian Medical Systems, Inc. (a)	13,382
86	Waters Corp. (a)	16,082
		436,001
Food and Beverage Stores - 0.3%
1,025	Kroger Co.	32,400
Food Manufacturing - 3.7%
715	Archer-Daniels-Midland Co.	26,555
183	Bunge Ltd.	7,260
212	Campbell Soup Co.	10,596
774	General Mills, Inc.	46,355
377	Hormel Foods Corp.	17,662
86	Ingredion, Inc.	6,983
328	Kellogg Co.	21,484
186	Lamb Weston Holdings, Inc.	11,413
158	McCormick & Co, Inc.	24,781
1,850	Mondelez International, Inc.	95,164
191	The Hershey Co.	25,294
147	The J.M. Smucker Co.	16,892
862	The Kraft Heinz Co.	26,144
378	Tyson Foods, Inc. Class A	23,508
		360,091
General Merchandise Stores - 4.0%
565	Costco Wholesale Corp.	171,195
1,832	Wal-Mart Stores, Inc.	222,680
		393,875
Health and Personal Care Stores - 1.5%
1,670	CVS Health Corp.	102,788
985	Walgreens Boots Alliance, Inc.	42,641
		145,429
Hospitals - 0.5%
350	HCA Healthcare, Inc.	38,458
104	Universal Health Services, Inc. Class B	10,992
		49,450
Insurance Carriers and Related Activities - 6.7%
328	Anthem, Inc.	92,079
748	Centene Corp. (a)	49,802
484	Cigna Corp.	94,757
173	Humana, Inc.	66,055
1,216	UnitedHealth Group, Inc.	355,644
		658,337
Machinery Manufacturing - 0.5%
810	Baker Hughes, a GE Co.	11,300
31	Mettler-Toledo International, Inc. (a)	22,318
496	National Oilwell Varco, Inc.	6,269
545	TechnipFMC PLC	4,856
		44,743
Merchant Wholesalers, Durable Goods - 0.1%
190	Henry Schein, Inc. (a)	10,366

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 1.5%
201	AmerisourceBergen Corp.	$18,022
395	Brown Forman Corp. Class B	24,569
383	Cardinal Health, Inc.	18,951
624	ConAgra Brands, Inc.	20,866
237	McKesson Corp.	33,476
626	Sysco Corp.	35,225
		151,109
Miscellaneous Manufacturing - 8.7%
59	Abiomed, Inc. (a)	11,284
98	Align Technology, Inc. (a)	21,055
622	Baxter International, Inc.	55,221
346	Becton, Dickinson & Co.	87,375
1,788	Boston Scientific Corp. (a)	67,014
287	Dentsply Sirona, Inc.	12,180
118	DexCom, Inc. (a)	39,554
267	Edwards Lifesciences Corp. (a)	58,073
283	Estee Lauder Companies, Inc. Class A	49,921
77	INSULET Corp. (a)	15,379
147	Intuitive Surgical, Inc. (a)	75,099
1,720	Medtronic PLC ADR (Ireland)	167,924
184	ResMed, Inc.	28,579
108	STERIS PLC (Ireland)	15,390
433	Stryker Corp.	80,724
60	Teleflex, Inc.	20,124
63	The Cooper Companies, Inc.	18,062
263	Zimmer Biomet Holdings, Inc.	31,481
		854,439
Oil and Gas Extraction - 1.5%
482	Apache Corp.	6,304
537	Cabot Oil & Gas Corp.	11,610
259	Concho Resources, Inc.	14,690
120	Continental Resources, Inc. (b)	1,967
519	Devon Energy Corp.	6,472
745	EOG Resources, Inc.	35,395
1,031	Marathon Oil Corp.	6,310
614	Noble Energy, Inc.	6,023
1,148	Occidental Petroleum Corp.	19,057
576	Phillips 66	42,146
		149,974
Petroleum and Coal Products Manufacturing - 6.1%
2,436	Chevron Corp.	224,112
1,425	ConocoPhillips	59,992
5,429	Exxon Mobil Corp.	252,286
201	HollyFrontier Corp.	6,641
846	Marathon Petroleum Corp.	27,140
532	Valero Energy Corp.	33,702
		603,873
Pipeline Transportation - 0.3%
1,556	Williams Companies, Inc.	30,140
Professional, Scientific, and Technical Services - 0.7%
409	Cerner Corp.	28,381
187	Exact Sciences Corp. (a)	14,769
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
215	IQVIA Holdings, Inc. (a)	$30,657
		73,807
Publishing Industries (except Internet) - 0.3%
166	Veeva Systems, Inc. (a)	31,673
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.4%
1,625	Gilead Sciences, Inc.	136,500
Support Activities for Mining - 0.9%
199	Diamondback Energy, Inc.	8,664
1,124	Halliburton Co.	11,802
352	Hess Corp.	17,121
215	Pioneer Natural Resources Co.	19,202
1,775	Schlumberger Ltd. (Netherlands)	29,856
299	Targa Resources Corp.	3,875
		90,520
Utilities - 11.2%
853	AES Corp.	11,302
305	Alliant Energy Corp.	14,808
315	Ameren Corp.	22,916
634	American Electric Power Co., Inc.	52,692
232	American Water Works Co., Inc.	28,232
151	Atmos Energy Corp.	15,397
645	CenterPoint Energy, Inc.	10,984
297	Cheniere Energy, Inc. (a)	13,867
364	CMS Energy Corp.	20,781
426	Consolidated Edison, Inc.	33,569
1,055	Dominion Energy, Inc.	81,372
234	DTE Energy Co.	24,275
934	Duke Energy Corp.	79,072
460	Edison International	27,007
255	Entergy Corp.	24,355
277	Essential Utilities, Inc.	11,576
302	Evergy, Inc.	17,646
416	Eversource Energy	33,571
1,248	Exelon Corp.	46,276
693	FirstEnergy Corp.	28,600
2,614	Kinder Morgan, Inc.	39,811
615	NextEra Energy, Inc.	142,139
479	NiSource, Inc.	12,028
324	NRG Energy, Inc.	10,864
257	OGE Energy Corp.	8,101
529	ONEOK, Inc.	15,833
144	Pinnacle West Capital Corp.	11,086
926	PPL Corp.	23,539
648	Public Service Enterprise Group, Inc.	32,860
352	Sempra Energy	43,595
1,340	Southern Co.	76,018
267	UGI Corp.	8,058
472	Vistra Energy Corp.	9,223
404	WEC Energy Group, Inc.	36,582
660	Xcel Energy, Inc.	41,950
		1,109,985
	TOTAL COMMON STOCKS (Cost $9,400,490)	$9,352,632

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments, continued (Unaudited)

April 30, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 9.8%
Money Market Funds - 9.8%
975	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$975
972,222	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	972,222
	TOTAL SHORT TERM INVESTMENTS (Cost $973,197)	$973,197
	TOTAL INVESTMENTS (Cost $10,373,687) - 104.5% (e)	$10,325,829
	Liabilities in Excess of Other Assets - (4.5)%	(447,347)
	TOTAL NET ASSETS - 100.0%	$9,878,482

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,793,789.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of MSCI USA Defensive Sectors Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/16/2020	2,808	$5,920,796	$(445,361)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of MSCI USA Cyclical Sectors Index	Credit Suisse Capital LLC	12/09/2020	1,972	$4,348,812	$(592,998)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.9%
79,352	iShares Russell 1000 Growth ETF (a)	$13,710,438
	TOTAL INVESTMENT COMPANIES (Cost $13,329,056)	$13,710,438
SHORT TERM INVESTMENTS - 7.1%
Money Market Funds - 7.1%
1,020,883	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$1,020,883
	TOTAL SHORT TERM INVESTMENTS (Cost $1,020,883)	$1,020,883
	TOTAL INVESTMENTS (Cost $14,349,939) - 103.0% (c)	$14,731,321
	Liabilities in Excess of Other Assets - (3.0)%	(427,514)
	TOTAL NET ASSETS - 100.0%	$14,303,807

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,829,991.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 1000® Growth Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/09/2020	4,453	$7,920,747	$(185,010)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Value Index	Credit Suisse Capital LLC	12/09/2020	6,569	$6,473,673	$(685,150)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 99.0%
122,618	iShares Russell 1000 Value ETF (a)	$13,521,087
	TOTAL INVESTMENT COMPANIES (Cost $14,909,715)	$13,521,087
SHORT TERM INVESTMENTS - 15.3%
Money Market Funds - 15.3%
7	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$7
2,084,174	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	2,084,174
	TOTAL SHORT TERM INVESTMENTS (Cost $2,084,181)	$2,084,181
	TOTAL INVESTMENTS (Cost $16,993,896) - 114.3% (c)	$15,605,268
	Liabilities in Excess of Other Assets - (14.3)%	(1,949,552)
	TOTAL NET ASSETS - 100.0%	$13,655,716

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,171,118.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 1000® Value Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/9/2020	6,395	$8,589,530	$(1,607,304)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Growth Index	Credit Suisse Capital LLC	12/17/2020	3,925	$6,455,773	$(360,495)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Direxion Russell Large Over Small Cap ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 94.5%
72,334	iShares Russell 1000 ETF (a)(b)	$11,588,630
	TOTAL INVESTMENT COMPANIES (Cost $11,193,470)	$11,588,630
SHORT TERM INVESTMENTS - 26.0%
Money Market Funds - 26.0%
1,671,338	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$1,671,338
1,512,390	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	1,512,390
	TOTAL SHORT TERM INVESTMENTS (Cost $3,183,728)	$3,183,728
	TOTAL INVESTMENTS (Cost $14,377,198) - 120.5% (e)	$14,772,358
	Liabilities in Excess of Other Assets - (20.5)%	(2,510,692)
	TOTAL NET ASSETS - 100.0%	$12,261,666

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,156,976.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 1000® Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	4,248	$7,414,302	$(607,304)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.7508% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/09/2020	4,678	$5,394,216	$(736,585)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Direxion Russell Small Over Large Cap ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 94.8%
29,569	iShares Russell 2000 ETF (a)(b)	$3,853,137
	TOTAL INVESTMENT COMPANIES (Cost $4,236,421)	$3,853,137
SHORT TERM INVESTMENTS - 59.2%
Money Market Funds - 59.2%
2,121,468	Dreyfus Government Cash Management Institutional Shares, 0.17% (c)(d)	$2,121,468
284,330	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (c)	284,330
	TOTAL SHORT TERM INVESTMENTS (Cost $2,405,798)	$2,405,798
	TOTAL INVESTMENTS (Cost $6,642,219) - 154.0% (e)	$6,258,935
	Liabilities in Excess of Other Assets - (54.0)%	(2,193,007)
	TOTAL NET ASSETS - 100.0%	$4,065,928

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,593,425.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 2000® Index	1.0508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	1/11/2021	1,713	$2,733,703	$(491,261)

Short Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.8508% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	Credit Suisse Capital LLC	12/11/2020	1,269	$2,032,710	$(4,797)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

PortfolioPlus Developed Markets ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 98.5%
49,423	Vanguard FTSE Developed Markets ETF (a)	$1,763,413
	TOTAL INVESTMENT COMPANIES (Cost $1,823,380)	$1,763,413
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
2,976	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$2,976
	TOTAL SHORT TERM INVESTMENTS (Cost $2,976)	$2,976
	TOTAL INVESTMENTS (Cost $1,826,356) - 98.7% (c)	$1,766,389
	Other Assets in Excess of Liabilities - 1.3%	24,225
	TOTAL NET ASSETS - 100.0%	$1,790,614

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $811,593.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Vanguard FTSE Developed Markets ETF	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	18,327	$644,045	$9,749

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

PortfolioPlus Emerging Markets ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 97.0%
72,848	Schwab Emerging Markets Equity ETF (a)	$1,614,312
	TOTAL INVESTMENT COMPANIES (Cost $1,663,162)	$1,614,312
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
2	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$2
	TOTAL SHORT TERM INVESTMENTS (Cost $2)	$2
	TOTAL INVESTMENTS (Cost $1,663,164) - 97.0% (c)	$1,614,314
	Other Assets in Excess of Liabilities - 3.0%	49,296
	TOTAL NET ASSETS - 100.0%	$1,663,610

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $163,742.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of FTSE Emerging Index	1.6008% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	28,500	$641,158	$(10,920)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

PortfolioPlus S&P 500® ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 99.9%
71,751	iShares Core S&P 500 ETF (a)	$20,891,021
	TOTAL INVESTMENT COMPANIES (Cost $18,568,352)	$20,891,021
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
5	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$5
	TOTAL SHORT TERM INVESTMENTS (Cost $5)	$5
	TOTAL INVESTMENTS (Cost $18,568,357) - 99.9% (c)	$20,891,026
	Other Assets in Excess of Liabilities - 0.1%	29,181
	TOTAL NET ASSETS - 100.0%	$20,920,207

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,406,355.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.8808% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2020	2,524	$7,084,069	$270,737

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

PortfolioPlus S&P® Mid Cap ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 95.8%
11,344	iShares Core S&P Mid-Cap ETF (a)	$1,862,458
	TOTAL INVESTMENT COMPANIES (Cost $1,828,629)	$1,862,458
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
4,113	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	$4,113
	TOTAL SHORT TERM INVESTMENTS (Cost $4,113)	$4,113
	TOTAL INVESTMENTS (Cost $1,832,742) - 96.0% (c)	$1,866,571
	Other Assets in Excess of Liabilities - 4.0%	77,816
	TOTAL NET ASSETS - 100.0%	$1,944,387

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $846,685.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P MidCap 400® Index	1.6508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2020	463	$714,211	$48,511

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

PortfolioPlus S&P® Small Cap ETF

Schedule of Investments (Unaudited)

April 30, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 97.7%
79,777	iShares Core S&P Small-Cap ETF (a)	$5,053,873
	TOTAL INVESTMENT COMPANIES (Cost $6,098,120)	$5,053,873
SHORT TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%
54	Dreyfus Government Cash Management Institutional Shares, 0.17% (b)	$54
54,952	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.25% (b)	54,952
	TOTAL SHORT TERM INVESTMENTS (Cost $55,006)	$55,006
	TOTAL INVESTMENTS (Cost $6,153,126) - 98.8% (c)	$5,108,879
	Other Assets in Excess of Liabilities - 1.2%	66,175
	TOTAL NET ASSETS - 100.0%	$5,175,054

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,728,725.

Long Total Return Swap Contracts (Unaudited)

April 30, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P SmallCap 600® Index	1.2508% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2020	2,506	$1,812,004	$120,896

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion MSCI USA ESG – Leaders vs. Laggards ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$56,620,465	$—	$27,009,222	$10,870,702
Cash equivalents	398,629	34,020,906	1,101,326	966,732
Due from broker for futures contracts	—	39,998	176,950	—
Deposit at broker for futures contracts	—	140,910	80,520	—
Dividend and interest receivable	33,207	2,774	1,882	11,533
Unrealized appreciation on swap contracts	—	—	—	1,049,488
Total Assets	57,052,301	34,204,588	28,369,900	12,898,455
Liabilities:
Collateral for securities loaned (Note 2)	120,472	—	—	—
Unrealized depreciation on swap contracts	—	—	—	597,069
Due to Adviser, net (Note 6)	13,802	12,769	5,604	3,195
Due to broker for swap contracts	—	—	—	450,000
Variation margin payable	—	25,480	15,360	—
Accrued operating services fees (Note 6)	8,906	5,576	1,121	457
Total Liabilities	143,180	43,825	22,085	1,050,721
Net Assets	$56,909,121	$34,160,763	$28,347,815	$11,847,734
Net Assets Consist of:
Capital stock	$84,230,012	$37,385,637	$27,387,663	$12,500,050
Total distributable earnings (loss)	(27,320,891)	(3,224,874)	960,152	(652,316)
Net Assets	$56,909,121	$34,160,763	$28,347,815	$11,847,734
Calculation of Net Asset Value Per Share:
Net assets	$56,909,121	$34,160,763	$28,347,815	$11,847,734
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,800,218	1,600,001	550,001	250,001
Net assets value, redemption price and offering price per share	$31.61	$21.35	$51.54	$47.39
Cost of Investments	$56,360,338	$—	$26,357,288	$11,933,515

*  Securities loaned with values of $207,512,$–,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® High minus Low Quality ETF	Direxion Zacks MLP High Income Index Shares	Direxion FTSE Russell International Over US ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$231,693,508	$11,271,182	$46,909,297	$8,563,258
Cash equivalents	305,262	897,942	200,225	57,122
Receivable for Fund shares sold	1,986	—	—	—
Receivable for investments sold	18,578,352	—	318,322	367,920
Dividend and interest receivable	47,911	5,583	36,742	125
Due from broker for swap contracts	—	344	—	40,726
Unrealized appreciation on swap contracts	—	—	—	429,475
Tax reclaim receivable	—	—	167,373	—
Prepaid expenses and other assets	—	—	2,494	—
Total Assets	250,627,019	12,175,051	47,634,453	9,458,626
Liabilities:
Collateral for securities loaned (Note 2)	3,310,532	—	10,011,273	—
Payable for investments purchased	18,583,318	533,043	—	—
Unrealized depreciation on swap contracts	—	944,675	—	1,030,431
Due to Adviser, net (Note 6)	47,794	2,481	11,416	2,674
Due to broker for swap contracts	—	40,843	—	7,059
Accrued operating services fees (Note 6)	8,660	414	3,790	334
Total Liabilities	21,950,304	1,521,456	10,026,479	1,040,498
Net Assets	$228,676,715	$10,653,595	$37,607,974	$8,418,128
Net Assets Consist of:
Capital stock	$204,893,306	$11,516,902	$115,435,910	$9,690,475
Total distributable earnings (loss)	23,783,409	(863,307)	(77,827,936)	(1,272,347)
Net assets	$228,676,715	$10,653,595	$37,607,974	$8,418,128
Calculation of Net Asset Value Per Share:
Net assets	$228,676,715	$10,653,595	$37,607,974	$8,418,128
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,350,002	225,001	687,500	200,001
Net assets value, redemption price and offering price per share	$52.57	$47.35	$54.70	$42.09
Cost of Investments	$213,014,442	$12,234,840	$68,926,882	$9,331,548

*  Securities loaned with values of $– ,$3,158,680,$– and $14,320,761, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion FTSE Russell US Over International ETF	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF	Direxion MSCI USA Cyclicals Over Defensives ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$12,629,434	$10,322,298	$8,438,738	$11,618,116
Cash equivalents	829,135	420,398	323,886	698,709
Dividend and interest receivable	543	381	81	7,869
Due from broker for swap contracts	—	975	937,583	574,366
Total Assets	13,459,112	10,744,052	9,700,288	12,899,060
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	25,577
Payable for investments purchased	448,613	—	—	504,701
Unrealized depreciation on swap contracts	1,003,743	1,316,651	1,038,556	322,111
Due to Adviser, net (Note 6)	3,651	2,935	2,733	3,619
Due to broker for swap contracts	—	31,261	—	44,732
Accrued operating services fees (Note 6)	456	367	341	452
Total Liabilities	1,456,463	1,351,214	1,041,630	901,192
Net Assets	$12,002,649	$9,392,838	$8,658,658	$11,997,868
Net Assets Consist of:
Capital stock	$9,541,974	$9,382,998	$9,825,047	$8,970,601
Total distributable earnings (loss)	2,460,675	9,840	(1,166,389)	3,027,267
Net Assets	$12,002,649	$9,392,838	$8,658,658	$11,997,868
Calculation of Net Asset Value Per Share:
Net assets	$12,002,649	$9,392,838	$8,658,658	$11,997,868
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	200,001	200,001	200,001
Net assets value, redemption price and offering price per share	$60.01	$46.96	$43.29	$59.99
Cost of Investments	$12,052,684	$11,376,111	$9,684,482	$11,002,774

*   Securities loaned with values of $–,$–,$– and $31,576, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion MSCI USA Defensives Over Cyclicals ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF	Direxion Russell Large Over Small Cap ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$10,325,829	$14,731,321	$15,605,268	$14,772,358
Cash equivalents	610,672	1,674,538	117,633	1,183,345
Dividend and interest receivable	11,713	(42,457)	781	690
Due from broker for swap contracts	155	—	1,487	644
Total Assets	10,948,369	16,363,402	15,725,169	15,957,037
Liabilities:
Collateral for securities loaned (Note 2)	975	—	—	1,671,338
Payable for investments purchased	—	1,112,761	—	592,810
Unrealized depreciation on swap contracts	1,038,359	870,160	1,967,799	1,343,889
Due to Adviser, net (Note 6)	3,153	4,325	4,281	3,830
Due to broker for swap contracts	27,006	71,809	96,838	83,025
Accrued operating services fees (Note 6)	394	540	535	479
Total Liabilities	1,069,887	2,059,595	2,069,453	3,695,371
Net Assets	$9,878,482	$14,303,807	$13,655,716	$12,261,666
Net Assets Consist of:
Capital stock	$9,691,801	$6,599,120	$16,509,673	$9,179,682
Total distributable earnings (loss)	186,681	7,704,687	(2,853,957)	3,081,984
Net Assets	$9,878,482	$14,303,807	$13,655,716	$12,261,666
Calculation of Net Asset Value Per Share:
Net assets	$9,878,482	$14,303,807	$13,655,716	$12,261,666
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	200,001	325,001	200,001
Net assets value, redemption price and offering price per share	$49.39	$71.52	$42.02	$61.31
Cost of Investments	$10,373,687	$14,349,939	$16,993,896	$14,377,198

*  Securities loaned with values of $983,$–,$– and $1,620,364, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
56

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Direxion Russell Small Over Large Cap ETF	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF	PortfolioPlus S&P 500® ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$6,258,935	$1,766,389	$1,614,314	$20,891,026
Cash equivalents	240,149	16,080	63,577	276,794
Receivable from Adviser (Note 6)	—	76	47	—
Dividend and interest receivable	722	6	59	91
Due from broker for swap contracts	247,716	28	—	40
Unrealized appreciation on swap contracts	—	9,749	—	270,737
Total Assets	6,747,522	1,792,328	1,677,997	21,438,688
Liabilities:
Collateral for securities loaned (Note 2)	2,121,468	—	—	—
Payable for investments purchased	52,127	—	—	176,478
Unrealized depreciation on swap contracts	496,058	—	10,920	—
Due to Adviser, net (Note 6)	1,186	—	—	2,970
Due to broker for swap contracts	10,607	1,660	3,419	338,717
Accrued operating services fees (Note 6)	148	54	48	316
Total Liabilities	2,681,594	1,714	14,387	518,481
Net Assets	$4,065,928	$1,790,614	$1,663,610	$20,920,207
Net Assets Consist of:
Capital stock	$4,146,743	$4,994,331	$5,637,119	$19,240,448
Total distributable earnings (loss)	(80,815)	(3,203,717)	(3,973,509)	1,679,759
Net Assets	$4,065,928	$1,790,614	$1,663,610	$20,920,207
Calculation of Net Asset Value Per Share:
Net assets	$4,065,928	$1,790,614	$1,663,610	$20,920,207
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	100,001	100,001	550,000
Net assets value, redemption price and offering price per share	$40.66	$17.91	$16.64	$38.04
Cost of Investments	$6,642,219	$1,826,356	$1,663,164	$18,568,357

*   Securities loaned with values of $1,999,477,$–,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
57

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Assets:
Investments, at fair value (Note 2)	$1,866,571	$5,108,879
Cash equivalents	34,886	355,761
Receivable from Adviser (Note 6)	246	—
Dividend and interest receivable	1	101
Due from broker for swap contracts	11	112
Unrealized appreciation on swap contracts	48,511	120,896
Total Assets	1,950,226	5,585,749
Liabilities:
Payable for investments purchased	—	396,420
Due to Adviser, net (Note 6)	—	924
Due to broker for swap contracts	5,751	13,164
Accrued operating services fees (Note 6)	88	187
Total Liabilities	5,839	410,695
Net Assets	$1,944,387	$5,175,054
Net Assets Consist of:
Capital stock	$2,636,741	$7,317,769
Total distributable loss	(692,354)	(2,142,715)
Net Assets	$1,944,387	$5,175,054
Calculation of Net Asset Value Per Share:
Net assets	$1,944,387	$5,175,054
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	200,000
Net assets value, redemption price and offering price per share	$19.44	$25.88
Cost of Investments	$1,832,742	$6,153,126

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
58

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Flight to Safety Strategy ETF (Consolidated)[1]	Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]
Investment Income:
Dividend income	$1,192,916	$—	$102,677	$58,292
Interest income	2,141	205,450	3,099	1,819
Securities lending income	33,063	—	—	—
Total investment income	1,228,120	205,450	105,776	60,111
Expenses:
Investment advisory fees (Note 6)	168,490	88,362	15,407	9,405
Operating services fees (Note 6)	80,033	35,345	3,082	1,344
Net Expenses	248,523	123,707	18,489	10,749
Net investment income	979,597	81,743	87,287	49,362
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(12,052,414)	—	30,807	(52,439)
In-kind redemptions	(1,193,126)	—	155,536	—
Futures contracts	—	(3,239,413)	84,980	—
Net realized gain (loss)	(13,245,540)	(3,239,413)	271,323	(52,439)
Change in net unrealized appreciation (depreciation) on: Investment securities	(593,455)	—	651,934	(1,062,813)
Swap contracts	—	—	—	452,419
Futures contracts	—	(315,128)	22,130	—
Change in net unrealized appreciation (depreciation)	(593,455)	(315,128)	674,064	(610,394)
Net realized and unrealized gain (loss)	(13,838,995)	(3,554,541)	945,387	(662,833)
Net increase (decrease) in net assets resulting from operations	$(12,859,398)	$(3,472,798)	$1,032,674	$(613,471)

1  Represents the period from February 5, 2020 (commencement of operations) to April 30, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
59

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion S&P 500® High minus Low Quality ETF[1]	Direxion Zacks MLP High Income Index Shares	Direxion FTSE Russell International Over US ETF
Investment Income:
Dividend income	$1,325,044	$51,130	$205,869	$162,192
Interest income	1,774	1,589	2,319	5,805
Securities lending income	6,797	—	234,584	—
Total investment income	1,333,615	52,719	442,772	167,997
Expenses:
Investment advisory fees (Note 6)	343,511	7,596	114,781	22,682
Operating services fees (Note 6)	57,252	1,266	34,434	2,836
Net Expenses	400,763	8,862	149,215	25,518
Net investment income	932,852	43,857	293,557	142,479
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	1,874,713	(44,997)	(6,019,926)	237,119
In-kind redemptions	9,162,828	(299,795)	(494,308)	292,704
Swap contracts	—	1,382,245	—	(413,057)
Net realized gain (loss)	11,037,541	1,037,453	(6,514,234)	116,766
Change in net unrealized depreciation on: Investment securities	(4,950,905)	(963,658)	(18,269,798)	(1,866,750)
Swap contracts	—	(944,675)	—	(271,509)
Change in net unrealized depreciation	(4,950,905)	(1,908,333)	(18,269,798)	(2,138,259)
Net realized and unrealized gain (loss)	6,086,636	(870,880)	(24,784,032)	(2,021,493)
Net increase (decrease) in net assets resulting from operations	$7,019,488	$(827,023)	$(24,490,475)	$(1,879,014)

1  Represents the period from February 5, 2020 (commencement of operations) to April 30, 2020.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
60

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion FTSE Russell US Over International ETF	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF	Direxion MSCI USA Cyclicals Over Defensives ETF
Investment Income:
Dividend income	$122,201	$188,366	$261,703	$151,140
Interest income	5,119	4,854	3,559	7,573
Securities lending income	562	—	—	107
Total investment income	127,882	193,220	265,262	158,820
Expenses:
Investment advisory fees (Note 6)	27,172	24,149	21,613	34,765
Operating services fees (Note 6)	3,395	3,019	2,702	4,346
Interest expense	2,134	2,197	—	3,074
Net Expenses	32,701	29,365	24,315	42,185
Net investment income	95,181	163,855	240,947	116,635
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	294,621	355,514	262,167	(6,470)
In-kind redemptions	555,360	497,319	265,676	1,381,136
Swap contracts	2,284,221	1,813,875	654,169	1,614,582
Net realized gain	3,134,202	2,666,708	1,182,012	2,989,248
Change in net unrealized depreciation on: Investment securities	(1,123,516)	(2,456,265)	(1,817,496)	(1,623,557)
Swap contracts	(1,596,328)	(2,134,173)	(610,622)	(1,418,379)
Change in net unrealized depreciation	(2,719,844)	(4,590,438)	(2,428,118)	(3,041,936)
Net realized and unrealized gain (loss)	414,358	(1,923,730)	(1,246,106)	(52,688)
Net increase (decrease) in net assets resulting from operations	$509,539	$(1,759,875)	$(1,005,159)	$63,947
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
61

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion MSCI USA Defensives Over Cyclicals ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF	Direxion Russell Large Over Small Cap ETF
Investment Income:
Dividend income	$143,853	$99,702	$342,909	$122,445
Interest income	4,817	9,150	12,261	6,446
Securities lending income	9	91	1,195	1,892
Total investment income	148,679	108,943	356,365	130,783
Expenses:
Investment advisory fees (Note 6)	23,242	41,576	45,105	26,985
Operating services fees (Note 6)	2,905	5,197	5,638	3,373
Interest expense	1,440	3,438	2,601	3,343
Net Expenses	27,587	50,211	53,344	33,701
Net investment income	121,092	58,732	303,021	97,082
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	375,031	402,619	(152,443)	607,758
In-kind redemptions	532,540	4,173,689	1,215,066	619,448
Swap contracts	1,540,461	4,323,779	821,729	3,176,461
Net realized gain	2,448,032	8,900,087	1,884,352	4,403,667
Change in net unrealized depreciation on: Investment securities	(1,081,749)	(2,921,527)	(3,438,222)	(1,546,189)
Swap contracts	(1,598,954)	(2,397,332)	(2,933,207)	(2,436,158)
Change in net unrealized depreciation	(2,680,703)	(5,318,859)	(6,371,429)	(3,982,347)
Net realized and unrealized gain (loss)	(232,671)	3,581,228	(4,487,077)	421,320
Net increase (decrease) in net assets resulting from operations	$(111,579)	$3,639,960	$(4,184,056)	$518,402

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
62

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	Direxion Russell Small Over Large Cap ETF	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF	PortfolioPlus S&P 500® ETF
Investment Income:
Dividend income	$69,513	$14,917	$29,490	$262,732
Interest income	4,752	91	82	1,941
Securities lending income	3,244	—	1,225	257
Total investment income	77,509	15,008	30,797	264,930
Expenses:
Investment advisory fees (Note 6)	19,659	2,592	2,385	54,378
Operating services fees (Note 6)	2,457	288	265	2,417
Interest expense	61	34	—	2,821
Total Expenses	22,177	2,914	2,650	59,616
Less: Investment advisory fees waived (Note 6)	—	(288)	(265)	(18,126)
Net Expenses	22,177	2,626	2,385	41,490
Net investment income	55,332	12,382	28,412	223,440
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	371,043	(35,514)	(23,764)	(505,915)
In-kind redemptions	869,532	—	—	(22,046)
Swap contracts	(296,696)	(57,811)	(36,957)	(370,192)
Net realized gain (loss)	943,879	(93,325)	(60,721)	(898,153)
Change in net unrealized depreciation on: Investment securities	(1,342,194)	(125,162)	(127,151)	(1,084,191)
Swap contracts	(76,556)	(147)	(16,126)	(284,562)
Change in net unrealized depreciation	(1,418,750)	(125,309)	(143,277)	(1,368,753)
Net realized and unrealized loss	(474,871)	(218,634)	(203,998)	(2,266,906)
Net decrease in net assets resulting from operations	$(419,539)	$(206,252)	$(175,586)	$(2,043,466)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
63

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2020

	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Investment Income:
Dividend income	$10,020	$56,044
Interest income	115	914
Securities lending income	—	8
Total investment income	10,135	56,966
Expenses:
Investment advisory fees (Note 6)	2,826	14,880
Operating services fees (Note 6)	502	1,653
Interest expense	23	99
Total Expenses	3,351	16,632
Less: Investment advisory fees waived (Note 6)	(942)	(4,960)
Net Expenses	2,409	11,672
Net investment income	7,726	45,294
Net realized and unrealized gain (loss) on investments:
Net realized loss on: Investment securities	(30,707)	(303,402)
Swap contracts	(105,541)	(636,428)
Net realized loss	(136,248)	(939,830)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(115,063)	(1,204,120)
Swap contracts	42,487	90,488
Change in net unrealized depreciation	(72,576)	(1,113,632)
Net realized and unrealized loss	(208,824)	(2,053,462)
Net decrease in net assets resulting from operations	$(201,098)	$(2,008,168)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
64

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$979,597	$3,262,435	$81,743	$638,694
Net realized loss	(13,245,540)	(14,985,032)	(3,239,413)	(2,125,481)
Change in net unrealized appreciation (depreciation)	(593,455)	15,605,869	(315,128)	702,785
Net increase (decrease) in net assets resulting from operations	(12,859,398)	3,883,272	(3,472,798)	(784,002)
Distributions to shareholders:
Net distributions to shareholders	(1,106,538)	(3,420,615)	(121,372)	(1,191,152)
Total distributions	(1,106,538)	(3,420,615)	(121,372)	(1,191,152)
Capital share transactions:
Proceeds from shares sold	—	5,925,837	12,664,501	3,549,956
Cost of shares redeemed	(37,354,102)	(102,167,540)	(17,274,061)	(12,065,167)
Transaction fees (Note 4)	—	—	4,721	2,768
Net decrease in net assets resulting from capital transactions	(37,354,102)	(96,241,703)	(4,604,839)	(8,512,443)
Total decrease in net assets	(51,320,038)	(95,779,046)	(8,199,009)	(10,487,597)
Net assets:
Beginning of year/period	108,229,159	204,008,205	42,359,771	52,847,368
End of year/period	$56,909,121	$108,229,159	$34,160,762	$42,359,771
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,850,218	5,400,218	1,800,001	2,150,001
Shares sold	—	150,000	550,000	150,000
Shares repurchased	(1,050,000)	(2,700,000)	(750,000)	(500,000)
Shares outstanding, end of year/period	1,800,218	2,850,218	1,600,001	1,800,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
65

Statements of Changes in Net Assets

	Direxion Flight to Safety Strategy ETF (Consolidated)	Direxion MSCI USA ESG – Leaders vs. Laggards ETF
	For the Period February 5, 2020[1] through April 30, 2020 (Unaudited)	For the Period February 5, 2020[1] through April 30, 2020 (Unaudited)
Operations:
Net investment income	$87,287	$49,362
Net realized gain (loss)	271,323	(52,439)
Change in net unrealized appreciation (depreciation)	674,064	(610,394)
Net increase (decrease) in net assets resulting from operations	1,032,674	(613,471)
Distributions to shareholders:
Net distributions to shareholders	(72,522)	(38,845)
Total distributions	(72,522)	(38,845)
Capital share transactions:
Proceeds from shares sold	31,038,738	12,500,050
Cost of shares redeemed	(3,654,056)	—
Transaction fees (Note 4)	2,981	—
Net increase in net assets resulting from capital transactions	27,387,663	12,500,050
Total increase in net assets	28,347,815	11,847,734
Net assets:
Beginning of period	—	—
End of period	$28,347,815	$11,847,734
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	625,001	250,001
Shares repurchased	(75,000)	—
Shares outstanding, end of period	550,001	250,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
66

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion S&P 500® High minus Low Quality ETF
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	For the Period February 5, 2020[1] through April 30, 2020 (Unaudited)
Operations:
Net investment income	$932,852	$1,672,513	$43,857
Net realized gain	11,037,541	15,546,552	1,037,453
Change in net unrealized appreciation (depreciation)	(4,950,905)	13,472,644	(1,908,333)
Net increase (decrease) in net assets resulting from operations	7,019,488	30,691,709	(827,023)
Distributions to shareholders:
Net distributions to shareholders	(938,556)	(1,593,524)	(36,284)
Total distributions	(938,556)	(1,593,524)	(36,284)
Capital share transactions:
Proceeds from shares sold	42,599,983	94,484,334	12,500,050
Cost of shares redeemed	(35,566,766)	(87,594,219)	(983,150)
Transaction fees (Note 4)	—	—	2
Net increase in net assets resulting from capital transactions	7,033,217	6,890,115	11,516,902
Total increase in net assets	13,114,149	35,988,300	10,653,595
Net assets:
Beginning of year/period	215,562,566	179,574,266	—
End of year/period	$228,676,715	$215,562,566	$10,653,595
Changes in shares outstanding
Shares outstanding, beginning of year/period	4,200,002	4,150,002	—
Shares sold	850,000	2,000,000	250,001
Shares repurchased	(700,000)	(1,950,000)	(25,000)
Shares outstanding, end of year/period	4,350,002	4,200,002	225,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
67

Statements of Changes in Net Assets

	Direxion Zacks MLP High Income Index Shares[1]		Direxion FTSE Russell International Over US ETF
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$293,557	$373,146	$142,479	$263,255
Net realized gain (loss)	(6,514,234)	(3,108,260)	116,766	53,540
Change in net unrealized appreciation (depreciation)	(18,269,798)	(159,149)	(2,138,259)	769,013
Net increase (decrease) in net assets resulting from operations	(24,490,475)	(2,894,263)	(1,879,014)	1,085,808
Distributions to shareholders:
Net distributions to shareholders	—	—	(194,117)	(194,833)
Return of capital	(3,535,000)	(6,180,000)	—	—
Total distributions	(3,535,000)	(6,180,000)	(194,117)	(194,833)
Capital share transactions:
Proceeds from shares sold	19,789,819	20,380,497	1,360,486	15,005,958
Cost of shares redeemed	(3,876,328)	(13,696,604)	(5,437,308)	(1,331,268)
Transaction fees (Note 4)	—	—	1,899	517
Net increase (decrease) in net assets resulting from capital transactions	15,913,491	6,683,893	(4,074,923)	13,675,207
Total increase (decrease) in net assets	(12,111,984)	(2,390,370)	(6,148,054)	14,566,182
Net assets:
Beginning of year/period	49,719,958	52,110,328	14,566,182	—
End of year/period	$37,607,974	$49,719,958	$8,418,128	$14,566,182
Changes in shares outstanding
Shares outstanding, beginning of year/period	512,500	456,250	275,001	—
Shares sold	262,500	187,500	25,000	300,001
Shares repurchased	(87,500)	(131,250)	(100,000)	(25,000)
Shares outstanding, end of year/period	687,500	512,500	200,001	275,001

1  Effective April 23, 2020, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

2  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
68

Statements of Changes in Net Assets

	Direxion FTSE Russell US Over International ETF		Direxion MSCI Developed Over Emerging Markets ETF
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$95,181	$143,595	$163,855	$231,598
Net realized gain (loss)	3,134,202	370,485	2,666,708	(272,571)
Change in net unrealized appreciation (depreciation)	(2,719,844)	2,292,851	(4,590,438)	2,219,974
Net increase (decrease) in net assets resulting from operations	509,539	2,806,931	(1,759,875)	2,179,001
Distributions to shareholders:
Net distributions to shareholders	(199,990)	(108,470)	(177,688)	(237,897)
Return of capital	—	—	—	(21,569)
Total distributions	(199,990)	(108,470)	(177,688)	(259,466)
Capital share transactions:
Proceeds from shares sold	3,201,293	17,800,632	2,912,323	13,750,050
Cost of shares redeemed	(6,483,151)	(5,529,492)	(7,254,125)	—
Transaction fees (Note 4)	2,606	2,751	2,618	—
Net increase (decrease) in net assets resulting from capital transactions	(3,279,252)	12,273,891	(4,339,184)	13,750,050
Total increase (decrease) in net assets	(2,969,703)	14,972,352	(6,276,747)	15,669,585
Net assets:
Beginning of period	14,972,352	—	15,669,585	—
End of period	$12,002,649	$14,972,352	$9,392,838	$15,669,585
Changes in shares outstanding
Shares outstanding, beginning of period	250,001	—	275,001	—
Shares sold	50,000	350,001	50,000	275,001
Shares repurchased	(100,000)	(100,000)	(125,000)	—
Shares outstanding, end of period	200,001	250,001	200,001	275,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
69

Statements of Changes in Net Assets

	Direxion MSCI Emerging Over Developed Markets ETF		Direxion MSCI USA Cyclicals Over Defensives ETF
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$240,947	$91,613	$116,635	$170,133
Net realized gain (loss)	1,182,012	(51,589)	2,989,248	154,032
Change in net unrealized appreciation (depreciation)	(2,428,118)	143,818	(3,041,936)	3,335,167
Net increase (decrease) in net assets resulting from operations	(1,005,159)	183,842	63,947	3,659,332
Distributions to shareholders:
Net distributions to shareholders	(253,459)	(97,912)	(124,045)	(154,901)
Return of capital	—	(17,311)	—	—
Total distributions	(253,459)	(115,223)	(124,045)	(154,901)
Capital share transactions:
Proceeds from shares sold	2,684,968	13,750,050	—	23,028,785
Cost of shares redeemed	(6,588,744)	—	(11,460,039)	(3,020,671)
Transaction fees (Note 4)	2,383	—	3,000	2,460
Net increase (decrease) in net assets resulting from capital transactions	(3,901,393)	13,750,050	(11,457,039)	20,010,574
Total increase (decrease) in net assets	(5,160,011)	13,818,669	(11,517,137)	23,515,005
Net assets:
Beginning of period	13,818,669	—	23,515,005	—
End of period	$8,658,658	$13,818,669	$11,997,868	$23,515,005
Changes in shares outstanding
Shares outstanding, beginning of period	275,001	—	375,001	—
Shares sold	50,000	275,001	—	425,001
Shares repurchased	(125,000)	—	(175,000)	(50,000)
Shares outstanding, end of period	200,001	275,001	200,001	375,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
70

Statements of Changes in Net Assets

	Direxion MSCI USA Defensives Over Cyclicals ETF		Direxion Russell 1000® Growth Over Value ETF
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$121,092	$231,607	$58,732	$111,932
Net realized gain (loss)	2,448,032	(1,210,297)	8,900,087	(341,496)
Net increase from payments by affiliates	—	22,766	—	—
Change in net unrealized appreciation (depreciation)	(2,680,703)	1,594,486	(5,318,859)	4,830,081
Net increase (decrease) in net assets resulting from operations	(111,579)	638,562	3,639,960	4,600,517
Distributions to shareholders:
Net distributions to shareholders	(126,757)	(219,844)	(78,876)	(84,942)
Total distributions	(126,757)	(219,844)	(78,876)	(84,942)
Capital share transactions:
Proceeds from shares sold	2,729,160	13,750,050	7,061,907	31,872,358
Cost of shares redeemed	(6,783,560)	—	(25,561,152)	(7,159,961)
Transaction fees (Note 4)	2,450	—	5,511	8,485
Net increase (decrease) in net assets resulting from capital transactions	(4,051,950)	13,750,050	(18,493,734)	24,720,882
Total increase (decrease) in net assets	(4,290,286)	14,168,768	(14,932,650)	29,236,457
Net assets:
Beginning of period	14,168,768	—	29,236,457	—
End of period	$9,878,482	$14,168,768	$14,303,807	$29,236,457
Changes in shares outstanding
Shares outstanding, beginning of period	275,001	—	475,001	—
Shares sold	50,000	275,001	100,000	600,001
Shares repurchased	(125,000)	—	(375,000)	(125,000)
Shares outstanding, end of period	200,001	275,001	200,001	475,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
71

Statements of Changes in Net Assets

	Direxion Russell 1000® Value Over Growth ETF		Direxion Russell Large Over Small Cap ETF
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$303,021	$318,932	$97,082	$157,251
Net realized gain (loss)	1,884,352	(1,139,385)	4,403,667	(252,289)
Change in net unrealized appreciation (depreciation)	(6,371,429)	3,015,002	(3,982,347)	3,033,618
Net increase (decrease) in net assets resulting from operations	(4,184,056)	2,194,549	518,402	2,938,580
Distributions to shareholders:
Net distributions to shareholders	(363,112)	(184,680)	(104,630)	(118,234)
Total distributions	(363,112)	(184,680)	(104,630)	(118,234)
Capital share transactions:
Proceeds from shares sold	—	34,942,770	3,326,548	13,750,050
Cost of shares redeemed	(13,487,050)	(5,273,047)	(6,581,102)	(1,470,894)
Transaction fees (Note 4)	3,066	7,276	2,652	294
Net increase (decrease) in net assets resulting from capital transactions	(13,483,984)	29,676,999	(3,251,902)	12,279,450
Total increase (decrease) in net assets	(18,031,152)	31,686,868	(2,838,130)	15,099,796
Net assets:
Beginning of period	31,686,868	—	15,099,796	—
End of period	$13,655,716	$31,686,868	$12,261,666	$15,099,796
Changes in shares outstanding
Shares outstanding, beginning of period	575,001	—	250,001	—
Shares sold	—	675,001	50,000	275,001
Shares repurchased	(250,000)	(100,000)	(100,000)	(25,000)
Shares outstanding, end of period	325,001	575,001	200,001	250,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
72

Statements of Changes in Net Assets

	Direxion Russell Small Over Large Cap ETF		PortfolioPlus Developed Markets ETF
	Six Months Ended April 30, 2020 (Unaudited)	For the Period January 16, 2019[1] through October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$55,332	$109,488	$12,382	$235,451
Net realized gain (loss)	943,879	18,707	(93,325)	(2,473,585)
Change in net unrealized appreciation (depreciation)	(1,418,750)	539,408	(125,309)	3,201,406
Net increase (decrease) in net assets resulting from operations	(419,539)	667,603	(206,252)	963,272
Distributions to shareholders:
Net distributions to shareholders	(122,994)	(72,921)	(14,792)	(323,184)
Total distributions	(122,994)	(72,921)	(14,792)	(323,184)
Capital share transactions:
Proceeds from shares sold	2,688,346	16,312,437	856,927	—
Cost of shares redeemed	(12,426,014)	(2,566,701)	—	(20,854,470)
Transaction fees (Note 4)	4,686	1,025	—	—
Net increase (decrease) in net assets resulting from capital transactions	(9,732,982)	13,746,761	856,927	(20,854,470)
Total increase (decrease) in net assets	(10,275,515)	14,341,443	635,883	(20,214,382)
Net assets:
Beginning of year/period	14,341,443	—	1,154,731	21,369,113
End of year/period	$4,065,928	$14,341,443	$1,790,614	$1,154,731
Changes in shares outstanding
Shares outstanding, beginning of year/period	275,001	—	50,001	1,000,001
Shares sold	50,000	325,001	50,000	—
Shares repurchased	(225,000)	(50,000)	—	(950,000)
Shares outstanding, end of year/period	100,001	275,001	100,001	50,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
73

Statements of Changes in Net Assets

	PortfolioPlus Emerging Markets ETF		PortfolioPlus S&P 500® ETF
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$28,412	$596,937	$223,440	$992,333
Net realized gain (loss)	(60,721)	(2,974,819)	(898,153)	5,128,464
Change in net unrealized appreciation (depreciation)	(143,277)	4,740,502	(1,368,753)	(135,692)
Net increase (decrease) in net assets resulting from operations	(175,586)	2,362,620	(2,043,466)	5,985,105
Distributions to shareholders:
Net distributions to shareholders	(29,590)	(625,224)	(398,484)	(1,263,890)
Return of capital	—	(45)	—	—
Total distributions	(29,590)	(625,269)	(398,484)	(1,263,890)
Capital share transactions:
Proceeds from shares sold	796,525	—	—	5,943,839
Cost of shares redeemed	—	(19,847,146)	(1,550,293)	(62,213,888)
Net increase (decrease) in net assets resulting from capital transactions	796,525	(19,847,146)	(1,550,293)	(56,270,049)
Total increase (decrease) in net assets	591,349	(18,109,795)	(3,992,243)	(51,548,834)
Net assets:
Beginning of year/period	1,072,261	19,182,056	24,912,450	76,461,284
End of year/period	$1,663,610	$1,072,261	$20,920,207	$24,912,450
Changes in shares outstanding
Shares outstanding, beginning of year/period	50,001	1,000,001	600,000	2,100,000
Shares sold	50,000	—	—	150,000
Shares repurchased	—	(950,000)	(50,000)	(1,650,000)
Shares outstanding, end of year/period	100,001	50,001	550,000	600,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
74

Statements of Changes in Net Assets

	PortfolioPlus S&P® Mid Cap ETF		PortfolioPlus S&P® Small Cap ETF
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net investment income	$7,726	$164,357	$45,294	$90,450
Net realized loss	(136,248)	(511,887)	(939,830)	(222,403)
Change in net unrealized appreciation (depreciation)	(72,576)	1,028,381	(1,113,632)	283,935
Net increase (decrease) in net assets resulting from operations	(201,098)	680,851	(2,008,168)	151,982
Distributions to shareholders:
Net distributions to shareholders	(8,236)	(272,147)	(50,356)	(106,826)
Total distributions	(8,236)	(272,147)	(50,356)	(106,826)
Capital share transactions:
Proceeds from shares sold	889,086	—	—	—
Cost of shares redeemed	—	(23,250,261)	—	—
Net increase (decrease) in net assets resulting from capital transactions	889,086	(23,250,261)	—	—
Total increase (decrease) in net assets	679,752	(22,841,557)	(2,058,524)	45,156
Net assets:
Beginning of year/period	1,264,635	24,106,192	7,233,578	7,188,422
End of year/period	$1,944,387	$1,264,635	$5,175,054	$7,233,578
Changes in shares outstanding
Shares outstanding, beginning of year/period	50,001	1,000,001	200,000	200,000
Shares sold	50,000	—	—	—
Shares repurchased	—	(950,000)	—	—
Shares outstanding, end of year/period	100,001	50,001	200,000	200,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
75

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion All Cap Insider Sentiment Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$37.97	$0.42	$0.42	$(6.31)	$(5.89)	$(0.47)	$—	$—	$(0.47)	$31.61	-15.59%	$56,909	0.59%	0.59%	2.33%	0.59%	0.59%	2.33%	497%
For the Year Ended October 31, 2019	$37.78	0.85	0.85	0.25	1.10	(0.91)	—	—	(0.91)	$37.97	3.00%	$108,229	0.59%	0.66%	2.23%	0.59%	0.66%	2.23%	907%
For the Year Ended October 31, 2018	$41.48	0.72	0.76	(0.05)	0.67	(0.79)	(3.58)	—	(4.37)	$37.78	1.04%	$204,008	0.67%	0.76%	1.74%	0.59%	0.68%	1.82%	919%
For the Year Ended October 31, 2017	$36.93	0.51	0.51	6.01	6.52	(0.48)	(1.49)	—	(1.97)	$41.48	18.07%	$228,127	0.64%	0.74%	1.30%	0.64%	0.74%	1.30%	932%
For the Year Ended October 31, 2016	$35.47	0.60	0.60	1.40	2.00	(0.54)	—	—	(0.54)	$36.93	5.66%	$173,551	0.65%	0.77%	1.66%	0.65%	0.77%	1.66%	890%
For the Year Ended October 31, 2015	$33.36	0.34	0.34	2.05	2.39	(0.28)	—	—	(0.28)	$35.47	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2020 (Unaudited)	$23.53	0.05	0.05	(2.14)	(2.09)	(0.09)	—	—	(0.09)	$21.35	-8.90%	$34,161	0.70%	0.70%	0.46%	0.70%	0.70%	0.46%	0%
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	$23.53	-1.72%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[9] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	-4.72%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion Flight to Safety Strategy ETF (Consolidated)
For the Period February 5, 2020[8] through April 30, 2020 (Unaudited)	$50.00	0.17	0.17	1.49	1.66	(0.12)	—	—	(0.12)	$51.54	3.34%	$28,348	0.30%	0.30%	1.42%	0.30%	0.30%	1.42%	9%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF
For the Period February 5, 2020[8] through April 30, 2020 (Unaudited)	$50.00	0.20	0.20	(2.65)	(2.45)	(0.16)	—	—	(0.16)	$47.39	-4.85%	$11,848	0.40%	0.40%	1.84%	0.40%	0.40%	1.84%	7%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2020 (Unaudited)	$51.32	0.21	0.21	1.26	1.47	(0.22)	—	—	(0.22)	$52.57	2.87%	$228,677	0.35%	0.35%	0.81%	0.35%	0.35%	0.81%	21%
For the Year Ended October 31, 2019	$43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	$51.32	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	$30.69	0.30	0.30	1.90	2.20	(0.29)	—	—	(0.29)	$32.60	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
Direxion S&P 500® High minus Low Quality ETF
For the Period February 5, 2020[8] through April 30, 2020	$50.00	0.19	0.19	(2.68)	(2.49)	(0.16)	—	—	(0.16)	$47.35	-4.92%	$10,654	0.35%	0.35%	1.73%	0.35%	0.35%	1.73%	1%
Direxion Zacks MLP High Income Index Shares[9]
For the Six Months Ended April 30, 2020 (Unaudited)	$97.04	0.48	0.48	(37.22)	(36.74)	—	—	(5.60)	(5.60)	$54.70	-37.79%	$37,608	0.65%[10]	0.65%	1.28%	0.65%	0.65%	1.28%	41%
For the Year Ended October 31, 2019	$114.24	0.96	0.96	(5.36)	(4.40)	—	—	(12.80)	(12.80)	$97.04	-3.94%	$49,720	0.65%[10]	0.72%	0.88%	0.65%	0.72%	0.88%	120%
For the Year Ended October 31, 2018	$129.20	0.24	0.08	(2.40)	(2.16)	—	—	(12.80)	(12.80)	$114.24	-1.74%	$52,110	0.65%[10]	0.76%	(0.08)%	0.65%	0.76%	(0.08)%	115%
For the Year Ended October 31, 2017	$144.32	0.96	0.16	(3.28)	(2.32)	—	—	(12.80)	(12.80)	$129.20	-1.90%	$63,781	0.65%[10]	0.94%	0.13%	0.65%	0.94%	0.13%	86%
For the Year Ended October 31, 2016	$186.24	0.40	(0.40)	(29.52)	(29.12)	—	—	(12.80)	(12.80)	$144.32	-15.11%	$64,039	0.65%[10]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	$321.92	(0.16)	0.16	(112.24)	(112.40)	—	—	(23.28)	(23.28)	$186.24	-36.20%	$74,496	0.65%[10]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
Direxion FTSE Russell International Over US ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$52.97	0.63	0.63	(10.68)	(10.05)	(0.83)	—	—	(0.83)	$42.09	-19.16%	$8,418	0.45%	0.45%	2.51%	0.45%	0.45%	2.51%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.93	0.93	2.75	3.68	(0.71)	—	—	(0.71)	$52.97	7.38%	$14,566	0.45%	0.63%	2.29%	0.45%	0.63%	2.29%	5%
Direxion FTSE Russell US Over International ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$59.89	0.43	0.44	0.49	0.92	(0.39)	(0.41)	—	(0.80)	$60.01	1.48%	$12,003	0.48%	0.48%	1.40%	0.45%	0.45%	1.43%	3%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.53	0.56	9.79	10.32	(0.43)	—	—	(0.43)	$59.89	20.69%	$14,972	0.52%	0.69%	1.19%	0.45%	0.62%	1.26%	0%
Direxion MSCI Developed Over Emerging Markets ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$56.98	0.73	0.74	(10.04)	(9.31)	(0.71)	—	—	(0.71)	$46.96	-16.57%	$9,393	0.49%	0.49%	2.71%	0.45%	0.45%	2.75%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.85	7.08	7.92	(0.86)	—	(0.08)	(0.94)	$56.98	15.94%	$15,670	0.48%	0.69%	1.98%	0.45%	0.66%	2.01%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
76

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion MSCI Emerging Over Developed Markets ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$50.25	$1.09	$1.09	$(6.92)	$(5.83)	$(1.13)	$—	$—	$(1.13)	$43.29	-12.02%	$8,659	0.45%	0.45%	4.46%	0.45%	0.45%	4.46%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.33	0.33	0.34	0.67	(0.36)	—	(0.06)	(0.42)	$50.25	1.33%	$13,819	0.45%	0.67%	0.83%	0.45%	0.67%	0.83%	2%
Direxion MSCI USA Cyclicals Over Defensives ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$62.71	0.43	0.44	(2.68)	(2.25)	(0.47)	—	—	(0.47)	$59.99	-3.56%	$11,998	0.49%	0.49%	1.34%	0.45%	0.45%	1.38%	5%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.57	0.60	12.65	13.22	(0.51)	—	—	(0.51)	$62.71	26.51%	$23,515	0.51%	0.69%	1.23%	0.45%	0.63%	1.29%	2%
Direxion MSCI USA Defensives Over Cyclicals ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$51.52	0.53	0.54	(2.10)	(1.57)	(0.56)	—	—	(0.56)	$49.39	-2.98%	$9,878	0.47%	0.47%	2.09%	0.45%	0.45%	2.11%	3%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.84	1.48	2.32	(0.80)	—	—	(0.80)	$51.52	4.64%[11]	$14,169	0.45%	0.66%	2.10%	0.45%	0.66%	2.10%	6%
Direxion Russell 1000® Growth Over Value ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$61.55	0.19	0.20	9.97	10.16	(0.19)	—	—	(0.19)	$71.52	16.52%	$14,304	0.48%	0.48%	0.57%	0.45%	0.45%	0.60%	6%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	—	—	(0.19)	$61.55	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$55.11	0.70	0.71	(13.10)	(12.40)	(0.69)	—	—	(0.69)	$42.02	-22.83%	$13,656	0.47%	0.47%	2.69%	0.45%	0.45%	2.71%	0%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	—	—	(0.41)	$55.11	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%
Direxion Russell Large Over Small Cap ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$60.40	0.44	0.46	0.89	1.33	(0.42)	—	—	(0.42)	$61.31	2.17%	$12,262	0.50%	0.50%	1.44%	0.45%	0.45%	1.49%	5%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.58	0.60	10.25	10.83	(0.43)	—	—	(0.43)	$60.40	21.70%	$15,100	0.50%	0.67%	1.29%	0.45%	0.62%	1.34%	0%
Direxion Russell Small Over Large Cap ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$52.15	0.29	0.29	(11.38)	(11.09)	(0.30)	(0.10)	—	(0.40)	$40.66	-21.47%	$4,066	0.45%	0.45%	1.13%	0.45%	0.45%	1.13%	1%
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.38	0.38	2.01	2.39	(0.24)	—	—	(0.24)	$52.15	4.80%	$14,341	0.45%	0.62%	0.93%	0.45%	0.62%	0.93%	4%
PortfolioPlus Developed Markets ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$23.09	0.23	0.23	(5.11)	(4.88)	(0.30)	—	—	(0.30)	$17.91	-21.16%	$1,791	0.46%	0.51%	2.15%	0.45%	0.50%	2.16%	7%
For the Year Ended October 31, 2019	$21.37	0.56	0.57	1.98	2.54	(0.82)	—	—	(0.82)	$23.09	12.13%	$1,155	0.12%	0.82%	2.57%	0.05%[12]	0.75%	2.64%	33%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.48	0.48	(3.72)	(3.24)	(0.39)	—	—	(0.39)	$21.37	-13.13%	$21,369	0.00%	0.72%	2.77%	0.00%[14]	0.72%	2.77%	22%
PortfolioPlus Emerging Markets ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$21.44	0.52	0.52	(4.73)	(4.21)	(0.59)	—	—	(0.59)	$16.64	-20.35%	$1,664	0.45%	0.50%	5.36%	0.45%	0.50%	5.36%	12%
For the Year Ended October 31, 2019	$19.18	1.37	1.37	1.95	3.32	(1.06)	—	0.00%[13]	(1.06)	$21.44	17.95%	$1,072	0.09%	0.77%	6.66%	0.07%[12]	0.75%	6.68%	33%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.06	0.06	(5.85)	(5.79)	(0.03)	—	—	(0.03)	$19.18	-23.17%	$19,182	0.00%[13]	0.74%	0.37%	0.00%[14]	0.74%	0.37%	22%
PortfolioPlus S&P 500® ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$41.52	0.38	0.39	(3.20)	(2.82)	(0.40)	(0.26)	—	(0.66)	$38.04	-7.00%	$20,920	0.34%	0.49%	1.85%	0.32%	0.47%	1.87%	23%
For the Year Ended October 31, 2019	$36.41	0.88	0.89	5.39	6.27	(1.16)	—	—	(1.16)	$41.52	17.66%	$24,912	0.11%	0.63%	2.37%	0.10%[12]	0.62%	2.38%	28%
For the Year Ended October 31, 2018	$34.39	0.67	0.68	2.24	2.91	(0.64)	(0.25)	—	(0.89)	$36.41	8.36%	$76,461	0.04%	0.67%	1.80%	0.00%[14]	0.63%	1.84%	30%
For the Year Ended October 31, 2017	$26.76	0.83	0.83	7.03	7.86	(0.23)	—	—	(0.23)	$34.39	29.43%	$67,060	0.22%	0.81%	2.61%	0.22%	0.81%	2.61%	92%
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	—	(0.02)	(0.91)	$26.76	4.74%	$6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
PortfolioPlus S&P® Mid Cap ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$25.29	0.14	0.14	(5.83)	(5.69)	(0.16)	—	—	(0.16)	$19.44	-22.66%	$1,944	0.38%	0.53%	1.23%	0.38%	0.53%	1.23%	19%
For the Year Ended October 31, 2019	$24.11	0.39	0.39	1.93	2.32	(1.14)	—	—	(1.14)	$25.29	9.98%	$1,265	0.06%	0.78%	1.60%	0.04%[12]	0.76%	1.62%	39%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.32	0.32	(1.00)	(0.68)	(0.21)	—	—	(0.21)	$24.11	-2.81%	$24,106	0.01%	0.73%	1.73%	0.00%[14]	0.72%	1.74%	18%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
77

Financial Highlights

April 30, 2020

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
PortfolioPlus S&P® Small Cap ETF
For the Six Months Ended April 30, 2020 (Unaudited)	$36.17	$0.23	$0.23	$(10.27)	$(10.04)	$(0.25)	$—	$—	$(0.25)	$25.88	-27.99%	$5,175	0.35%	0.50%	1.37%	0.35%	0.50%	1.37%	7%
For the Year Ended October 31, 2019	$35.94	0.45	0.45	0.31	0.76	(0.53)	—	—	(0.53)	$36.17	2.34%	$7,234	0.21%	0.89%	1.30%	0.21%[12]	0.89%	1.30%	17%
For the Year Ended October 31, 2018	$34.87	0.50	0.52	1.46	1.96	(0.41)	(0.48)	—	(0.89)	$35.94	5.37%	$7,188	0.06%	1.06%	1.30%	0.00%[14]	1.00%	1.36%	235%
For the Year Ended October 31, 2017	$26.05	0.28	0.28	8.82	9.10	(0.28)	—	—	(0.28)	$34.87	35.01%	$6,975	0.21%	1.44%	0.89%	0.20%	1.43%	0.90%	300%
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	—	—	(0.18)	$26.05	4.23%	$5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  Effective April 23, 2020, the Fund had a 1:8 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:8 stock split.

10  This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the years ended October 31, 2015, October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 would be 0.39%, 2.41%, 0.13%, 0.41% and 0.81%, respectively.

11  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 0.16% lower.

12  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.32% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.35% for the PortfolioPlus S&P® Small Cap ETF.

13  Less than 0.005%.

14  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.30% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.33% for the PortfolioPlus S&P® Small Cap ETF.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
78

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2020

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 89 separate series (each, a "Fund" and together the "Funds"). Twenty-two of these Funds are included in this report:

Strategic Weight ETFs	PortfolioPlus ETFs
Direxion All Cap Insider Sentiment Shares	PortfolioPlus Developed Markets ETF
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	PortfolioPlus Emerging Markets ETF
Direxion Flight to Safety ETF (Consolidated)	PortfolioPlus S&P 500® ETF
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	PortfolioPlus S&P® Mid Cap ETF
Direxion NASDAQ-100® Equal Weighted Index Shares	PortfolioPlus S&P® Small Cap ETF
Direxion S&P 500® High minus Low Quality ETF
Direxion Zacks MLP High Income Index Shares
Relative Weight ETFs
Direxion FTSE Russell International Over US ETF
Direxion FTSE Russell US Over International ETF
Direxion MSCI Developed Over Emerging Markets ETF
Direxion MSCI Emerging Over Developed Markets ETF
Direxion MSCI USA Cyclicals Over Defensives ETF*
Direxion MSCI USA Defensives Over Cyclicals ETF*
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF
Direxion Russell Large Over Small Cap ETF
Direxion Russell Small Over Large Cap ETF

*  Effective June 28, 2019, the Direxion MSCI Cyclicals Over Defensives ETF and Direxion MSCI Defensives Over Cyclicals ETF changed their names to Direxion MSCI USA Cyclicals Over Defensives ETF and Direxion MSCI USA Defensives Over Cyclicals ETF, respectively.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Thematic Weight ETFs and Direxion Advisors LLC, a wholly-owned subsidiary of Rafferty, serves as investment adviser to the PortfolioPlus ETFs (the "Adviser"). Each Adviser has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion All Cap Insider Sentiment Shares, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, each Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

DIREXION SEMI-ANNUAL REPORT
79

The Direxion Flight to Safety Strategy ETF (Consolidated) is managed to track the performance of the Solactive Flight to Safety Index. The Solactive Flight to Safety Index combines long-term U.S. treasury bonds, utility stocks, and gold to provide multi-asset defensive exposures. The Fund primarily invests in gold, U.S. listed large-capitalization utility stocks, and U.S. treasury bonds with remaining maturities of greater than 20 years. It also invests in commodity futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion FTS Fund Ltd. ("FTS Fund"), in order to track the returns of the Solactive Flight to Safety Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

Each Thematic Weight ETF seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion All Cap Insider Sentiment Shares	S&P Composite 1500 Executive Activity & Analyst Estimate Index*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Flight to Safety Strategy ETF (Consolidated)	Solactive Flight to Safety Index
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	MSCI USA ESG Universal Top-Bottom 150/50 Return Spread Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion S&P 500® High minus Low Quality ETF	S&P 500® 150/50 Quality 0.30% Decrement Index
Direxion Zacks MLP High Income Index Shares	Zacks MLP High Income Index
Direxion FTSE Russell International Over US ETF	FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index
Direxion FTSE Russell US Over International ETF	Russell 1000® /FTSE All-World ex US 150/50 Net Spread Index
Direxion MSCI Developed Over Emerging Markets ETF	MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index
Direxion MSCI Emerging Over Developed Markets ETF	MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index
Direxion MSCI USA Cyclicals Over Defensives ETF	MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index
Direxion MSCI USA Defensives Over Cyclicals ETF	MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index
Direxion Russell Large Over Small Cap ETF	Russell 1000® /Russell 2000® 150/50 Net Spread Index
Direxion Russell Small Over Large Cap ETF	Russell 2000® /Russell 1000® 150/50 Net Spread Index

*  Effective March 1, 2020, the Direxion All Cap Insider Sentiment Shares index changed from the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index changed to the S&P Composite 1500 Executive Activity & Analyst Estimate Index.

Each PortfolioPlus ETF seeks daily investment results, before fees and expenses, of 135% of the daily performance of the underlying index as listed below:

Funds	Index or Benchmark
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex U.S. Index
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus S&P® Small Cap ETF	S&P Small Cap 600® Index

DIREXION SEMI-ANNUAL REPORT
80

Prior to March 1, 2019, each PortfolioPlus ETF sought daily investment results, before fees and expenses, of 125% of the daily performance of each Fund's respective underlying index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of April 30, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest

DIREXION SEMI-ANNUAL REPORT
81

paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features

DIREXION SEMI-ANNUAL REPORT
82

at April 30, 2020 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion FTSE Russell International Over US ETF	$429,475	$429,475	$—	$—	$1,030,431	$429,475	$600,956[1]	$—
Direxion FTSE Russell US Over International ETF	—	—	—	—	1,003,743	—	1,003,743[1]	—
Direxion MSCI Developed Over Emerging Markets ETF	—	—	—	—	1,316,651	—	1,316,651[1]	—
Direxion MSCI Emerging Over Developed Markets ETF	—	—	—	—	1,038,556	—	1,038,556[1]	—
Direxion MSCI USA Cyclicals Over Defensives ETF	—	—	—	—	322,111	—	322,111[1]	—
Direxion MSCI USA Defensives Over Cyclicals ETF	—	—	—	—	1,038,359	—	1,038,359[1]	—
Direxion Russell 1000® Growth Over Value ETF	—	—	—	—	870,160	—	870,160[1]	—
Direxion Russell 1000® Value Over Growth ETF	—	—	—	—	1,967,799	—	1,967,799[1]	—
Direxion Russell Large Over Small Cap ETF	—	—	—	—	1,343,889	—	1,343,889[1]	—
Direxion Russell Small Over Large Cap ETF	—	—	—	—	496,058	—	496,058[1]	—
PortfolioPlus Developed Markets ETF	9,749	—	—	9,749	—	—	—	—
PortfolioPlus Emerging Markets ETF	—	—	—	—	10,920	—	10,920[1]	—
PortfolioPlus S&P® Mid Cap ETF	48,511	—	—	48,511	—	—	—	—
PortfolioPlus S&P® Small Cap ETF	120,896	—	—	120,896	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
83

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$1,049,488	$597,069	$450,000	$2,419	$597,069	$597,069	$—	$—
Direxion S&P 500® High minus Low Quality ETF	—	—	—	—	944,675	944,675	—	—
PortfolioPlus S&P 500® ETF	270,737	—	170,000	100,737	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) and Direxion Flight to Safety Strategy ETF (Consolidated) were invested in futures contracts as of the period ended April 30, 2020.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

DIREXION SEMI-ANNUAL REPORT
84

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2020, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $34,160,763 of which $4,406,208, or approximately 12.9%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Flight to Safety Strategy ETF may invest up to 25% of its total assets in the Direxion FTS Fund Ltd. ("FTS Fund"). The FTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Flight to Safety Strategy ETF. The FTS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Flight to Safety Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2020, the net assets of the Direxion Flight to Safety Strategy ETF were $28,347,815 of which $5,597,177 or approximately 19.7%, represented the Direxion Flight to Safety Strategy ETF's ownership of all issued shares and voting rights of the FTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF and Direxion Flight to Safety Strategy ETF, through their investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended April 30, 2020.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2020, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements

DIREXION SEMI-ANNUAL REPORT
85

of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2020, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion All Cap Insider Sentiment Shares	$207,512	$120,472	$96,802	$217,274
Direxion NASDAQ-100® Equal Weighted Index Shares	3,158,680	3,310,532	—	3,310,532
Direxion Zacks MLP High Income Index Shares	14,320,761	10,011,273	4,668,625	14,679,898
Direxion MSCI USA Cyclicals Over Defensives ETF	31,576	25,577	7,962	33,539
Direxion MSCI USA Defensives Over Cyclicals ETF	983	975	—	975
Direxion Russell Large Over Small Cap ETF	1,620,364	1,671,338	—	1,671,338
Direxion Russell Small Over Large Cap ETF	1,999,477	2,121,468	—	2,121,468

k) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended April 30, 2020.

The Direxion Zacks MLP High Income Index Shares intends to invest primarily in Master Limited Partnerships ("MLPs"), which generally are treated as qualified publicly traded partnerships for U.S. Federal income tax purposes. As such, the Direxion Zacks MLP High Income Index Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay U.S. Federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Fund from qualifying as a regulated investment company due to the Fund's concentration in MLPs. The Tax Cuts and Jobs Act was signed into law on December 22, 2017. This legislation provides a reduction of the U.S. corporate tax rate from 35% to 21%. The Fund is currently using an estimated 23.72% tax rate for U.S. Federal, state and local tax, which is composed of a 21% marginal U.S. Federal tax rate and an assumed 2.72% rate attributable to state taxes. In addition, Zacks has revalued the deferred tax assets and liabilities using the reduced rate.

The Direxion Zacks MLP High Income Index Shares deferred tax expense is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

The Direxion Zacks MLP High Income Index Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

DIREXION SEMI-ANNUAL REPORT
86

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Direxion Zacks MLP High Income Index Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2019, the Fund has estimated approximately 92% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2020 and October 31, 2019 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$1,106,538	$—	$—	$3,420,615	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	121,372	—	—	1,191,152	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)[2]	72,522	—	—	—	—	—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[2]	38,845	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	938,556	—	—	1,593,524	—	—

DIREXION SEMI-ANNUAL REPORT
87

	Period Ended April 30, 2020 (Unaudited)			Year/Period Ended October 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion S&P 500® High minus Low Quality ETF[2]	$36,284	$—	$—	$—	$—	$—
Direxion Zacks MLP High Income Index Shares	—	—	3,535,000	—	—	6,180,000
Direxion FTSE Russell International Over US ETF[1]	194,117	—	—	194,833	—	—
Direxion FTSE Russell US Over International ETF[1]	199,990	—	—	108,470	—	—
Direxion MSCI Developed Over Emerging Markets ETF[1]	177,688	—	—	237,897	—	21,569
Direxion MSCI Emerging Over Developed Markets ETF[1]	253,459	—	—	97,912	—	17,311
Direxion MSCI USA Cyclicals Over Defensives ETF[1]	124,045	—	—	154,901	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF[1]	126,757	—	—	219,844	—
Direxion Russell 1000® Growth Over Value ETF[1]	78,876	—	—	84,942	—	—
Direxion Russell 1000® Value Over Growth ETF[1]	363,112	—	—	184,680	—	—
Direxion Russell Large Over Small Cap ETF[1]	104,630	—	—	118,234	—
Direxion Russell Small Over Large Cap ETF[1]	122,994	—	—	72,921	—	—
PortfolioPlus Developed Markets ETF	14,792	—	—	323,184	—	—
PortfolioPlus Emerging Markets ETF	29,590	—	—	625,224	—	45
PortfolioPlus S&P 500® ETF	398,484	—	—	1,263,890	—
PortfolioPlus S&P® Mid Cap ETF	8,236	—	—	272,147	—	—
PortfolioPlus S&P® Small Cap ETF	50,356	—	—	106,826	—	—

1  Commenced operations on January 16, 2019.

2  Commenced operations on February 5, 2020.

At October 31, 2019, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$635,592	$187,651	$—	$(14,178,198)	$(13,354,955)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	340,555	33,298	—	(4,558)	369,295
Direxion NASDAQ-100® Equal Weighted Index Shares	20,737,259	84,567	—	(3,119,349)	17,702,477
Direxion FTSE Russell International Over US ETF	753,730	70,372	—	(23,318)	800,784
Direxion FTSE Russell US Over International ETF	2,011,161	139,965	—	—	2,151,126
Direxion MSCI Developed Over Emerging Markets ETF	2,219,974	—	—	(272,571)	1,947,403

DIREXION SEMI-ANNUAL REPORT
88

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion MSCI Emerging Over Developed Markets ETF	$120,684	$—	$—	$(28,455)	$92,229
Direxion MSCI USA Cyclicals Over Defensives ETF	3,330,467	17,784	—	(260,886)	3,087,365
Direxion MSCI USA Defensives Over Cyclicals ETF	1,617,198	18,062	—	(1,210,243)	425,017
Direxion Russell 1000® Growth Over Value ETF	4,830,080	28,940	—	(715,417)	4,143,603
Direxion Russell 1000® Value Over Growth ETF	3,015,002	136,202	—	(1,457,993)	1,693,211
Direxion Russell Large Over Small Cap ETF	3,033,618	40,967	—	(406,373)	2,668,212
Direxion Russell Small Over Large Cap ETF	389,238	72,480	—	—	461,718
PortfolioPlus Developed Markets ETF	(48,205)	4,809	—	(2,939,277)	(2,982,673)
PortfolioPlus Emerging Markets ETF	(167,565)	—	—	(3,600,768)	(3,768,333)
PortfolioPlus S&P 500® ETF	3,874,335	247,374	—	—	4,121,709
PortfolioPlus S&P® Mid Cap ETF	30,643	3,170	—	(516,833)	(483,020)
PortfolioPlus S&P® Small Cap ETF	(49,721)	17,361	—	(51,831)	(84,191)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover.

At April 30, 2020, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$56,360,338	$1,929,895	$(1,669,768)	$260,127
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)	26,357,288	2,095,084	(1,443,150)	651,934
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	11,933,515	181,557	(1,244,370)	(1,062,813)
Direxion NASDAQ-100® Equal Weighted Index Shares	213,014,442	32,879,241	(14,200,175)	18,679,066
Direxion S&P 500® High minus Low Quality ETF	12,234,840	126,386	(1,090,044)	(963,658)
Direxion FTSE Russell International Over US ETF	9,331,548	—	(768,290)	(768,290)
Direxion FTSE Russell US Over International ETF	12,052,684	576,750	—	576,750
Direxion MSCI Developed Over Emerging Markets ETF	11,376,111	—	(1,053,813)	(1,053,813)
Direxion MSCI Emerging Over Developed Markets ETF	9,684,482	—	(1,245,744)	(1,245,744)
Direxion MSCI USA Cyclicals Over Defensives ETF	11,002,774	1,536,939	(921,597)	615,342
Direxion MSCI USA Defensives Over Cyclicals ETF	10,373,687	801,962	(849,820)	(47,858)
Direxion Russell 1000® Growth Over Value ETF	14,349,939	381,382	—	381,382
Direxion Russell 1000® Value Over Growth ETF	16,993,896	—	(1,388,628)	(1,388,628)
Direxion Russell Large Over Small Cap ETF	14,377,198	395,160	—	395,160
Direxion Russell Small Over Large Cap ETF	6,642,219	—	(383,284)	(383,284)
PortfolioPlus Developed Markets ETF	1,826,356	—	(59,967)	(59,967)
PortfolioPlus Emerging Markets ETF	1,663,164	—	(48,850)	(48,850)
PortfolioPlus S&P 500® ETF	18,568,357	2,322,669	—	2,322,669
PortfolioPlus S&P® Mid Cap ETF	1,832,742	33,829	—	33,829
PortfolioPlus S&P® Small Cap ETF	6,153,126	—	(1,044,247)	(1,044,247)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

DIREXION SEMI-ANNUAL REPORT
89

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund, with the exception of the Zacks MLP High Income Index Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019. At October 31, 2019, no Funds deferred any qualified late year losses.

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$14,178,198	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	3,119,349
Direxion FTSE Russell International Over US ETF	23,318	—
Direxion FTSE Russell US Over International ETF	—	—
Direxion MSCI Developed Over Emerging Markets ETF	272,571	—
Direxion MSCI Emerging Over Developed Markets ETF	28,455	—
Direxion MSCI USA Cyclicals Over Defensives ETF	260,886	—
Direxion MSCI USA Defensives Over Cyclicals ETF	1,210,243	—
Direxion Russell 1000® Growth Over Value ETF	715,417	—
Direxion Russell 1000® Value Over Growth ETF	1,457,993	—
Direxion Russell Large Over Small Cap ETF	406,373	—
Direxion Russell Small Over Large Cap ETF	—	—
PortfolioPlus Developed Markets ETF	1,235,673	1,703,604
PortfolioPlus Emerging Markets ETF	1,172,528	2,428,240
PortfolioPlus S&P 500® ETF	—	—
PortfolioPlus S&P® Mid Cap ETF	425,672	91,161
PortfolioPlus S&P® Small Cap ETF	44,543	7,288

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2020, open U.S. Federal and state income tax years include the tax years ended October 31, 2017 through October 31, 2019. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

DIREXION SEMI-ANNUAL REPORT
90

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Index Shares deferred tax asset as of April 30, 2020 are as follows:

Deferred tax assets:
Net operating loss carryforward	$233,950
Capital loss carryforward	13,366,058
Net unrealized depreciation on investments in securities	4,462,914
Total deferred tax assets before valuation allowance	18,062,922
Valuation allowance	(18,062,922)
Total deferred tax assets after valuation allowance	—
Less: Deferred tax liabilities	—
Net deferred tax asset	$—

As of April 30, 2020 a valuation allowance of $18,062,922 was deemed necessary, as Direxion Zacks MLP High Income Index Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The net operating loss carryforward and capital loss carryforward is available to offset future taxable income. The Direxion Zacks MLP High Income Index Shares has the following capital loss and net operating loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended October 31, 2020	$8,657,365	October 31, 2025
Fiscal year ended October 31, 2019	3,084,073	October 31, 2024
Fiscal year ended October 31, 2018	2,110,342	October 31, 2023
Fiscal year ended October 31, 2017	—	October 31, 2022
Fiscal year ended October 31, 2016	22,254,486	October 31, 2021
Fiscal year ended October 31, 2015	20,242,025	October 31, 2020
Net operating loss	Amount	Expiration
Fiscal year ended October 31, 2020	$986,278	Indefinite

Total income tax benefit (current and deferred) differs from the amount computed by applying the U.S. federal statutory income tax rate of 21% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the period ended April 30, 2020 is as follows:

Income tax provision (benefit) at the federal statutory rate of 21%	$(5,143,000)
State income tax (benefit), net of federal benefit	(666,247)
Tax (benefit) expense on permanent items	159,929
Change in valuation allowance	5,649,318
Total tax (benefit) expense	$—

Total income taxes are computed by applying the U.S. federal statutory rate plus a blended U.S. state income tax rate. During the year, the Direxion Zacks MLP High Income Index Shares re-evaluated its blended state income tax rate, decreasing the overall rate from 23.88% to 23.72% due to an increase in the valuation allowance.

At April 30, 2020, the tax cost of investments, gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes of the Direxion Zacks MLP High Income Index Shares were as follows:

Tax cost of investments	$52,823,762
Gross unrealized appreciation	732,810
Gross unrealized depreciation	(16,458,323)
Net unrealized appreciation/(depreciation)	$(15,725,513)

DIREXION SEMI-ANNUAL REPORT
91

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit for a Strategic Weight or PortfolioPlus ETF consists of 50,000 shares. A Creation Unit for a Relative Weight ETF consists of 25,000 shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2020. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$415,891,348	$415,987,453	$—	$37,338,140
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion Flight to Safety Strategy ETF (Consolidated)[1]	28,961,244	1,008,792	1,004,356	2,785,863
Direxion MSCI USA ESG – Leaders vs. Laggards ETF[1]	12,506,159	537,549	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	47,495,645	47,556,218	42,585,570	35,556,606
Direxion S&P 500® High minus Low Quality ETF[1]	12,503,228	48,680	—	922,047
Direxion Zacks MLP High Income Index Shares	18,732,680	19,556,504	19,801,429	3,874,751
Direxion FTSE Russell International Over US ETF	—	3,030,618	1,295,764	2,581,076
Direxion FTSE Russell US Over International ETF	448,613	3,133,403	3,038,084	3,015,533
Direxion MSCI Developed Over Emerging Markets ETF	—	2,969,301	2,757,322	4,125,618
Direxion MSCI Emerging Over Developed Markets ETF	—	2,859,697	2,559,408	3,711,618
Direxion MSCI USA Cyclicals Over Defensives ETF	781,295	3,657,472	—	7,560,711
Direxion MSCI USA Defensives Over Cyclicals ETF	305,073	3,218,527	2,599,409	3,852,207
Direxion Russell 1000® Growth Over Value ETF	1,112,761	2,825,382	6,708,632	20,916,540
Direxion Russell 1000® Value Over Growth ETF	—	6,361,491	—	8,048,913
Direxion Russell Large Over Small Cap ETF	592,810	3,107,821	3,158,838	3,088,440
Direxion Russell Small Over Large Cap ETF	52,128	5,824,562	2,550,189	6,544,415
PortfolioPlus Developed Markets ETF	80,545	167,010	859,394	—
PortfolioPlus Emerging Markets ETF	125,774	215,833	802,971	—
PortfolioPlus S&P 500® ETF	5,412,284	6,045,155	—	1,609,527
PortfolioPlus S&P® Mid Cap ETF	989,095	239,640	—	—
PortfolioPlus S&P® Small Cap ETF	436,775	1,066,781	—	—

1  Represents the period from February 5, 2020 (commencement of operations) to April 30, 2020.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2020.

DIREXION SEMI-ANNUAL REPORT
92

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.25%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.35%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion S&P 500® High minus Low Quality ETF	0.30%
Direxion Zacks MLP High Income Index Shares	0.50%
Direxion FTSE Russell International Over US ETF	0.40%
Direxion FTSE Russell US Over International ETF	0.40%
Direxion MSCI Developed Over Emerging Markets ETF	0.40%
Direxion MSCI Emerging Over Developed Markets ETF	0.40%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.40%
Direxion MSCI USA Defensives Over Cyclicals ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%
Direxion Russell Large Over Small Cap ETF	0.40%
Direxion Russell Small Over Large Cap ETF	0.40%
PortfolioPlus Developed Markets ETF	0.45%
PortfolioPlus Emerging Markets ETF	0.45%
PortfolioPlus S&P 500® ETF	0.45%
PortfolioPlus S&P® Mid Cap ETF	0.45%
PortfolioPlus S&P® Small Cap ETF	0.45%

The Direxion All Cap Insider Sentiment Shares ETF pays its Adviser investment advisory fees based an annual rate of 0.40% of the Fund's respective average daily net assets up to $500,000,000 and 0.31% of average daily net assets in excess of $500,000,000.

The Adviser of the PortfolioPlus ETFs has agreed to waive the investment advisory fee for the PortfolioPlus ETFs at least until September 1, 2021. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.15%
PortfolioPlus S&P® Mid Cap ETF	0.15%
PortfolioPlus S&P® Small Cap ETF	0.15%

Additionally, the Trust has entered into a Management Services Agreement with the respective Adviser. Under the Management Services Agreement, the Trust pays the respective Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the respective Adviser for performing certain management, administration and compliance functions related to the Trust.

Effective June 28, 2019, the Funds replaced the Operating Expense Limitation Agreement with the Operating Services Agreement. Under the new Operating Services Agreements, Rafferty and, for the PortfolioPlus ETFs, Direxion Advisors, LLC, will pay all the expenses (with certain exceptions such as the Management Fees and Rule 12b-1 fees) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion All Cap Insider Sentiment Shares	0.19%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Flight to Safety Strategy ETF (Consolidated)	0.05%
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.05%

DIREXION SEMI-ANNUAL REPORT
93

Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion S&P 500® High minus Low Quality ETF	0.05%
Direxion Zacks MLP High Income Index Shares	0.15%
Direxion FTSE Russell International Over US ETF	0.05%
Direxion FTSE Russell US Over International ETF	0.05%
Direxion MSCI Developed Over Emerging Markets ETF	0.05%
Direxion MSCI Emerging Over Developed Markets ETF	0.05%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.05%
Direxion MSCI USA Defensives Over Cyclicals ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%
Direxion Russell Large Over Small Cap ETF	0.05%
Direxion Russell Small Over Large Cap ETF	0.05%
PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.02%
PortfolioPlus S&P® Mid Cap ETF	0.08%
PortfolioPlus S&P® Small Cap ETF	0.05%

The net amounts receivable (payable) arising from the Investment Advisory Agreement for each Fund are presented on the Statements of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2020:

	Asset Class							Liability Class
	Level 1						Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion All Cap Insider Sentiment Shares	$—	$56,499,993	$—	$120,472	$398,629	$—	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—	34,020,906	25,427	—	—

DIREXION SEMI-ANNUAL REPORT
94

	Asset Class							Liability Class
	Level 1						Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Flight to Safety Strategy ETF (Consolidated)	$18,840,410	$8,168,812	$—	$—	$1,101,326	$22,130	$—	$—
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	—	10,853,347	—	17,355	966,732	—	1,049,488	(597,069)
Direxion NASDAQ-100® Equal Weighted Index Shares	—	228,382,976	—	3,310,532	305,262	—	—	—
Direxion S&P 500® High minus Low Quality ETF	—	10,224,005	—	1,047,177	897,942	—	—	(944,675)
Direxion Zacks MLP High Income Index Shares	—	—	36,898,024	10,011,273	200,225	—	—	—
Direxion FTSE Russell International Over US ETF	7,997,691	—	—	565,567	57,122	—	429,475	(1,030,431)
Direxion FTSE Russell US Over International ETF	11,405,029	—	—	1,224,405	829,135	—	—	(1,003,743)
Direxion MSCI Developed Over Emerging Markets ETF	8,962,282	—	—	1,360,016	420,398	—	—	(1,316,651)
Direxion MSCI Emerging Over Developed Markets ETF	8,243,139	—	—	195,599	323,886	—	—	(1,038,556)
Direxion MSCI USA Cyclicals Over Defensives ETF	—	11,513,482	—	104,634	698,710	—	—	(322,111)
Direxion MSCI USA Defensives Over Cyclicals ETF	—	9,352,632	—	973,197	610,672	—	—	(1,038,359)
Direxion Russell 1000® Growth Over Value ETF	13,710,438	—	—	1,020,883	1,674,538	—	—	(870,160)
Direxion Russell 1000® Value Over Growth ETF	13,521,087	—	—	2,084,181	117,633	—	—	(1,967,799)
Direxion Russell Large Over Small Cap ETF	11,588,630	—	—	3,183,728	1,183,345	—	—	(1,343,889)
Direxion Russell Small Over Large Cap ETF	3,853,137	—	—	2,405,798	240,149	—	—	(496,058)
PortfolioPlus Developed Markets ETF	1,763,413	—	—	2,976	16,080	—	9,749	—
PortfolioPlus Emerging Markets ETF	1,614,312	—	—	2	63,577	—	—	(10,920)
PortfolioPlus S&P 500® ETF	20,891,021	—	—	5	276,794	—	270,737	—
PortfolioPlus S&P® Mid Cap ETF	1,862,458	—	—	4,113	34,886	—	48,511	—
PortfolioPlus S&P® Small Cap ETF	5,053,873	—	—	55,006	355,761	—	120,896	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately

DIREXION SEMI-ANNUAL REPORT
95

from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2020, certain Funds were invested in swap contracts. At April 30, 2020, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$1,049,488	$—	$1,049,488
Direxion FTSE Russell International Over US ETF	429,475	—	429,475
PortfolioPlus Developed Markets ETF	9,749	—	9,749
PortfolioPlus S&P 500® ETF	270,737	—	270,737
PortfolioPlus S&P® Mid Cap ETF	48,511	—	48,511
PortfolioPlus S&P® Small Cap ETF	120,896	—	120,896

Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$25,427	$25,427
Direxion Flight to Safety Strategy ETF (Consolidated)	—	—	22,130	22,130

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	$597,069	$—	$597,069
Direxion S&P 500® High minus Low Quality ETF	944,675	—	944,675
Direxion FTSE Russell International Over US ETF	1,030,431	—	1,030,431
Direxion FTSE Russell US Over International ETF	1,003,743	—	1,003,743
Direxion MSCI Developed Over Emerging Markets ETF	1,316,651	—	1,316,651
Direxion MSCI Emerging Over Developed Markets ETF	1,038,556	—	1,038,556
Direxion MSCI USA Cyclicals Over Defensives ETF	322,111	—	322,111
Direxion MSCI USA Defensives Over Cyclicals ETF	1,038,359	—	1,038,359
Direxion Russell 1000® Growth Over Value ETF	870,160	—	870,160
Direxion Russell 1000® Value Over Growth ETF	1,967,799	—	1,967,799
Direxion Russell Large Over Small Cap ETF	1,343,889	—	1,343,889
Direxion Russell Small Over Large Cap ETF	496,058	—	496,058
PortfolioPlus Emerging Markets ETF	10,920	—	10,920

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

DIREXION SEMI-ANNUAL REPORT
96

Transactions in derivative instruments during the period ended April 30, 2020, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$—	$(3,239,413)	$—	$—	$(315,128)
Direxion Flight to Safety Strategy ETF (Consolidated)	Futures Contracts	—	—	84,980	—	—	22,130
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	Swap Contracts	—	—	—	452,419	—	—
Direxion S&P 500® High minus Low Quality ETF	Swap Contracts	1,382,245	—	—	(944,675)	—	—
Direxion FTSE Russell International Over US ETF	Swap Contracts	(413,057)	—	—	(271,509)	—	—
Direxion FTSE Russell US Over International ETF	Swap Contracts	2,284,221	—	—	(1,596,328)	—	—
Direxion MSCI Developed Over Emerging Markets ETF	Swap Contracts	1,813,875	—	—	(2,134,173)	—	—
Direxion MSCI Emerging Over Developed Markets ETF	Swap Contracts	654,169	—	—	(610,622)	—	—
Direxion MSCI USA Cyclicals Over Defensives ETF	Swap Contracts	1,614,582	—	—	(1,418,379)	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF	Swap Contracts	1,540,461	—	—	(1,598,954)	—	—
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	4,323,779	—	—	(2,397,332)	—	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	821,729	—	—	(2,933,207)	—	—
Direxion Russell Large Over Small Cap ETF	Swap Contracts	3,176,461	—	—	(2,436,158)	—	—
Direxion Russell Small Over Large Cap ETF	Swap Contracts	(296,696)	—	—	(76,556)	—	—
PortfolioPlus Developed Markets ETF	Swap Contracts	(57,811)	—	—	(147)	—	—
PortfolioPlus Emerging Markets ETF	Swap Contracts	(36,957)	—	—	(16,126)	—	—
PortfolioPlus S&P 500® ETF	Swap Contracts	(370,192)	—	—	(284,562)	—	—
PortfolioPlus S&P® Mid Cap ETF	Swap Contracts	(105,541)	—	—	42,487	—	—
PortfolioPlus S&P® Small Cap ETF	Swap Contracts	(636,428)	—	—	90,488	—	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

DIREXION SEMI-ANNUAL REPORT
97

For the period ended April 30, 2020, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$15,028,795
Direxion Flight to Safety Strategy ETF (Consolidated)	—	—	677,680
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	3,455,858	3,180,658	—
Direxion S&P 500® High minus Low Quality ETF	3,110,244	2,424,230	—
Direxion FTSE Russell International Over US ETF	6,388,106	5,370,223	—
Direxion FTSE Russell US Over International ETF	7,179,900	6,521,789	—
Direxion MSCI Developed Over Emerging Markets ETF	6,825,485	6,110,199	—
Direxion MSCI Emerging Over Developed Markets ETF	6,076,404	5,221,320	—
Direxion MSCI USA Cyclicals Over Defensives ETF	8,953,769	8,542,772	—
Direxion MSCI USA Defensives Over Cyclicals ETF	6,178,500	5,572,281	—
Direxion Russell 1000® Growth Over Value ETF	10,561,625	9,910,320	—
Direxion Russell 1000® Value Over Growth ETF	12,009,312	10,521,129	—
Direxion Russell Large Over Small Cap ETF	7,317,352	6,457,056	—
Direxion Russell Small Over Large Cap ETF	4,331,490	3,667,803	—
PortfolioPlus Developed Markets ETF	494,282	—	—
PortfolioPlus Emerging Markets ETF	470,207	—	—
PortfolioPlus S&P 500® ETF	8,217,710	—	—
PortfolioPlus S&P® Mid Cap ETF	540,432	—	—
PortfolioPlus S&P® Small Cap ETF	2,348,199	—	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily

DIREXION SEMI-ANNUAL REPORT
98

investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

DIREXION SEMI-ANNUAL REPORT
99

Market Disruption Risk – Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit a Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs' shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund's ability to track its index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads in the Fund's shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund's index.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

10.  ADDITIONAL INFORMATION

On April 23, 2020, shares of the following fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Zacks MLP High Income Index Shares	4/23/20	1	:8	$6.04	$48.32	5,500,000	687,500

11.  RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Fund's financial statements.

12.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

DIREXION SEMI-ANNUAL REPORT
100

On June 22, 2020, certain Funds declared income distributions with an ex-date of June 23, 2020 and payable date of June 30, 2020. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion All Cap Insider Sentiment Shares	$0.11532
Direxion Flight to Safety Strategy ETF (Consolidated)	0.18382
Direxion MSCI USA ESG – Leaders vs. Laggards ETF	0.18502
Direxion NASDAQ-100® Equal Weighted Index Shares	0.08904
Direxion S&P 500® High minus Low Quality ETF	0.20091
Direxion Zacks MLP High Income Index Shares	2.40000
Direxion FTSE Russell International Over US ETF	0.29813
Direxion FTSE Russell US Over International ETF	0.35129
Direxion MSCI Developed Over Emerging Markets ETF	0.46209
Direxion MSCI Emerging Over Developed Markets ETF	0.29546
Direxion MSCI USA Cyclicals Over Defensives ETF	0.17377
Direxion MSCI USA Defensives Over Cyclicals ETF	0.33943
Direxion Russell 1000® Growth Over Value ETF	0.13424
Direxion Russell 1000® Value Over Growth ETF	0.32812
Direxion Russell Large Over Small Cap ETF	0.42788
Direxion Russell Small Over Large Cap ETF	0.18416
PortfolioPlus Developed Markets ETF	0.10985
PortfolioPlus S&P 500® ETF	0.27996
PortfolioPlus S&P® Mid Cap ETF	0.09127
PortfolioPlus S&P® Small Cap ETF	0.14418

DIREXION SEMI-ANNUAL REPORT
101

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT
102

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	130	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	130	None.
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	130	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	130	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
103

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	130	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	130	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION SEMI-ANNUAL REPORT
104

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 89 of the 116 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
105

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC ("Rafferty") and the Trust, on behalf of the Direxion Flight to Safety Strategy ETF, Direxion MSCI USA ESG – Leaders vs. Laggards ETF, and the Direxion S&P 500® High minus Low Quality ETF at its November 26, 2019 meeting, each a series of the Trust. On various dates, the Trustees approved Rafferty's recommended changes to the names and index names of certain of the Funds, and as a result, the Funds and/or their underlying indexes were renamed accordingly. Each series of the Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." In evaluating the Agreement, the Board reviewed materials furnished by Rafferty in response to inquiries circulated on behalf of the Board prior to the meeting.

The Board did not identify any particular information as most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Agreement, the Board considered the best interests of each Fund separately. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of Rafferty. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty, the net expense ratio and break-even analysis with respect to each Fund, the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables investors to share in the benefits of economies of scale; and other benefits received by Rafferty from its relationship with the Funds. The Board recognized that the evaluation process with respect to Rafferty was an ongoing one and, in this regard, the Board considered information provide by Rafferty at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent and quality of the services to be provided under the Agreement by Rafferty. Based on written materials received, a presentation from senior representatives of Rafferty and a discussion with Rafferty about its personnel, operations and financial condition, the Board considered the quality of the services provided by Rafferty under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Rafferty with principal responsibility for the Funds, as well as the capacity and integrity of Rafferty's senior management and staff. The Board noted that Rafferty has provided services to the Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds, including strategies that depend on the effective and timely implementation of long and short positions. The Board considered Rafferty's representations that it has the financial resources and appropriate staffing to manage the Funds and to meet its fee waiver and expense obligations thereto. The Board considered that Rafferty will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and will provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the fairness and reasonableness of the investment advisory fee rates proposed to be paid to Rafferty by the Funds, including in light of the investment advisory services to be provided by Rafferty. The Board considered the fees to be paid to Rafferty on an annual basis, including pursuant to expense limitation arrangements. The Board considered the proposed advisory fee rate and net expense ratio for each Fund was similar to those of comparable exchange-traded funds and other similar series of the Trust. The Board also considered that Rafferty agreed to limit the total expenses for each Fund via a limitation on operating expenses.

The Board further considered the overall profitability of Rafferty's investment business and, because the Funds had not commenced operations and Rafferty did not have any prior profit data related to the Funds, the Board considered the break-even analysis provided by Rafferty for each Fund and noted that, as new series of the Trust, it was unclear whether any Fund would reach break-even or be profitable to Rafferty. The Board considered the significant drivers of cost for Rafferty including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk.

Economies of Scale.  The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies of scale are reflected in contractual fee rates. Noting that the Funds had not

DIREXION SEMI-ANNUAL REPORT
106

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the Agreement.

Other Benefits.  The Board considered Rafferty's representation that its relationship with the Funds may enable it to attract business to the other series of the Trust and other funds managed by Rafferty. The Board also considered that Rafferty's relationship with brokerage firms may be enhanced by its management of the Funds and result in Rafferty's clients receiving better execution.

Conclusion.  The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from Rafferty, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

DIREXION SEMI-ANNUAL REPORT
107

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 26, 2019 to review the liquidity risk management program (the "Liquidity Program"). The Board has appointed Rafferty Asset Management, LLC, the investment advisor to certain Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from December 1, 2018 through October 31, 2019. The report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION SEMI-ANNUAL REPORT
108

THIS PAGE INTENTIONALLY LEFT BLANK

109

SEMI–ANNUAL REPORT APRIL 30, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

      www.portfolioplusetfs.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	July 7, 2020

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	July 7, 2020